Securities Act File No. 333-122917

ICA No. 811- 21720

As filed with the Securities and Exchange Commission on January 29, 2013

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _______	[ ]

Post-Effective Amendment No. 454	[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 456	[ X ]

 (Check Appropriate Box or Boxes)

Northern Lights Fund Trust

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street

Omaha, NE 68154-1150

Attention:  Michael Miola

 (Address of Principal Executive Offices)(Zip Code)

(402) 895-1600

 (Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With a copy to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215 614-469-3265 (phone) 513-241-4771 (fax)	James P. Ash, Esq. Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, New York 11788 (631) 470-2619 (phone) (631) 813-2884 (fax)

 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

(X)

immediately upon filing pursuant to paragraph (b).

(  )

on (date) pursuant to paragraph (b).

(  )

60 days after filing pursuant to paragraph (a)(1).

(  )

on (date) pursuant to paragraph (a)(1).

(  )

75 days after filing pursuant to paragraph (a)(2).

(  )

on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

(  ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

January 29, 2013

Altegris Futures Evolution Strategy Fund A Series of Northern Lights Fund Trust

Prospectus Class A (EVOAX) Class C (EVOCX) Class I (EVOIX) Class N (EVONX)
ADVISED BY Altegris Advisors, LLC 1200 Prospect Street Suite 550 La Jolla, CA 92037	SUB-ADVISED BY DoubleLine Capital LP 333 South Grand Avenue Suite 1800 Los Angeles, CA 90071

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.  REV 10242011

FUND SUMMARY	2
Investment Objective	2
Fees and Expenses of the Fund	2
Principal Investment Strategies	3
Principal Investment Risks	8
Performance	12
Investment Adviser	13
Sub-Adviser	13
Investment Adviser Portfolio Managers	13
Sub-Adviser Portfolio Manager:	13
Purchase and Sale of Fund Shares	13
Tax Information	13
Payments to Broker-Dealers and Other Financial Intermediaries	14
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED
RISKS	14
Investment Objective	14
Principal Investment Strategies	14
Principal Investment Risks	18
Temporary Investments	26
Portfolio Holdings Disclosure	26
MANAGEMENT	26
Investment Adviser	26
Investment Adviser Portfolio Managers	27
Sub-Adviser	28
Sub-Adviser Portfolio Manager	29
HOW SHARES ARE PRICED	30
HOW TO PURCHASE SHARES	31
HOW TO REDEEM SHARES	37
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	40
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	41
DISTRIBUTION OF SHARES	43
Distributor	43
Distribution Fees	43
Additional Compensation to Financial Intermediaries	43
Householding	43
CONSOLIDATED FINANCIAL HIGHLIGHTS	44
PRIVACY NOTICE	46

FUND SUMMARY

Investment Objective

The Fund's investment objective is to seek long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 31 of the Fund's Prospectus.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses (1)	0.66%	0.66%	0.66%	0.66%
Swap/Structured Note Fees and Expenses (2)	0.25%	0.25%	0.25%	0.25%
Remaining Other Expenses	0.41%	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses	2.66%	3.41%	2.41%	2.66%
Fee Waiver (3)	(0.16)%	(0.16)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver	2.50%	3.25%	2.25%	2.50%

(1) "Other Expenses ," which have been estimated and restated, include include both the expenses of the Fund's consolidated wholly-owned subsidiary ("Subsidiary"), as well as any amounts paid to swap counterparties and structured note issuers, as swaps and structured notes are the primary ways by which the Fund currently achieves exposure to managed futures strategies.  Amounts paid to swap counterparties and structured note issuers will reduce the returns of the associated reference assets for such swaps and notes (generally “Underlying Pools” as definted below), which provide managed futures exposure. More information regarding the Subsidiary and the investments made to pursue the Fund's Managed Futures strategy can be found in the "Principal Investment Strategies" section of this Prospectus.

(2) The cost of swap(s) and structured note(s) include only the costs embedded in the swap(s) and note(s) that reduce returns of the associated reference assets (i.e., Underlying Pools), but do not include the operating expenses of those reference assets.  Returns of swap(s) and note(s) will be reduced, and their losses increased, by the operating expenses of the Underlying Pools used as reference assets, and such operating expenses may include management and performance fees of CTAs engaged by Underlying Pools, as well as Underlying Pool operatior, administration and audit expenses  One or more of the Underlying Pools used as a reference asset for a swap(s) or note(s) may pay a performance fee to a CTA, even if the return of other reference assets associated with the swap(s)/note(s) is negative.   The operating expenses of reference assets, which are not reflected in the Annual Fund Operating Expenses table above, are embedded in the returns of the associated swap(s)/note(s) and represent an indirect cost of investing in the Fund.  Generally, the management fees and performance fees of  CTAs employed by the Underlying Pools that may be used as reference assets range from 0% to 2% of assigned trading level and 15% to 25% of the returns, respectively.

(3) The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until April 30, 2014, to ensure that total annual Fund operating expenses (including organizational and offering costs) after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, expenses of other investment companies, Underlying Pools, swaps or structured notes in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 2.25%, 3.00%, 2.00% and 2.25% of average daily net assets attributable to Class A, Class C, Class I  and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser. A "Fee Waiver" table can be found in the "Management" section of this Prospectus.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

CLASS	1-YEAR	3-YEAR	5-YEAR	10-YEAR
A	$1,028	$1,677	$ 2,443	$4,434
C	$448	$1,383	$2,324	$4,708
I	$350	$1,097	$1,865	$3,878
N	$374	$1,169	$1,982	$4,094

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 99% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating its assets between a "Managed Futures" strategy and a "Fixed Income" strategy.

The Managed Futures strategy may allocate assets of the Fund to a single Managed Futures portfolio or multiple Managed Futures portfolios that include investment styles or sub-strategies such as (i) trend following, (ii) discretionary, fundamentals-based investing with a focus on macroeconomic analysis, (iii) strategies that pursue both fundamental and technical trading approaches, (iv) other specialized approaches to specific or individual market sectors such as equities, interest rates, metals, agricultural and soft commodities and (v) systematic trading strategies which incorporate technical and fundamental variables.

The Managed Futures strategy investments are designed to achieve capital appreciation in the financial and commodities futures markets by investing primarily via swap contracts and structured notes providing the returns of reference assets such as securities of limited partnerships, limited liability companies, offshore corporations and other types of pooled investment vehicles, including commodity pools (collectively, "Underlying Pools"), swap contracts and structured notes. The Fund does not invest more than 25% of ts assets in any one swap counterparty or structured note issuer ..   T he Fund may access the returns of a single or multiple Underlying Pool(s) that use a single manager or multiple managers to execute Managed Futures strategies without restriction as to issuer capitalization, country, or currency.  Each Underlying Pool invests according to a Managed Futures strategy in one or a combination of (i) options, (ii) futures, (iii) forwards or (iv) spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. Swap contracts and structured notes have payments linked to reference assets such as Underlying Pools and as such are designed to produce returns similar to those of Underlying Pools and their respective strategies.

The Fund's adviser seeks returns, in part, by (i) using Managed Futures strategy investments that are not expected to have returns that are highly correlated to the broad equity market and (ii) through actively managed Fixed Income strategy investments that are not expected to have returns that are highly correlated to the broad equity market or the Managed Futures strategy. However, the Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The adviser expects that less than 100%, typically 15-25%, of the Fund's total net assets will be invested in and used as collateral for Managed Futures strategies. However, through a combination of (i) investing primarily in swap contracts and structured notes having payments linked to the returns of reference assets such as Underlying Pools, and  also (ii) direct investments in Underlying Pools that use notional funding (i.e., nominal trading level exceeds the cash deposited in their trading accounts) se of Underlying Pools   the Fund will attempt to maintain an exposure to Managed Futures strategies as if between 100% and 125% of the Fund's net assets were invested.

I n order to provide the Fund with exposure to certain Managed Futures strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code "), the Fund may invest up to 25% of its total assets in an Underlying Pool or Pools and other investments that pursue such strategies through a wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary will invest the majority of its assets in an Underlying Pool or Pools, swap contracts and structured notes and other investments intended to serve as margin or collateral for swap positions. However, the Fund may also make Managed Futures investments outside of the Subsidiary. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis with the Fund.

The adviser expects that that less than 100%, typically 70-80%, of the Fund's total net assets will be invested in Fixed Income strategies. The Fund's adviser delegates management of the Fund's Fixed Income strategy portfolio to a sub-adviser. The Fund's adviser, after consultation with the sub-adviser, allocates the Fund's Fixed Income strategy assets among various principal sub-strategies managed by the sub-adviser, such as: "Core Fixed Income" strategy, "Low Duration" strategy and "Opportunistic Income" strategy. The amount allocated to each of the principal sub-strategies may change depending on the adviser's assessment in consultation with the sub-adviser of market risk, security valuations, market volatility and the prospects for earning income and achieving capital appreciation. The amount allocated to either the "Core Fixed Income" sub-strategy, or the "Low Duration" sub-strategy may be between 0% and 100% of amounts allocated to the Fixed Income strategy. The amount allocated to the "Opportunistic Income" sub-strategy is anticipated to generally range from 0% to 30% of amounts allocated to the Fixed Income strategy. However, the adviser anticipates it will, under normal circumstances, allocate some portion of the Fund's assets to each of the sub-adviser's sub-strategies at any given time. The Fund invests in fixed income securities of any credit quality or maturity. The Fund may invest in fixed income-related futures, options and swaps as substitutes for fixed income securities and to hedge interest rate and default risk.

The adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust (the "Trust"), was granted an exemptive order from the Securities and Exchange Commission that permits the adviser, with Board of Trustees approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. The order eliminates the need for a shareholders meeting and vote to approve sub-advisers. Shareholders will be notified if and when a new sub-adviser is employed by the adviser.

Adviser's Investment Process

The adviser's investment process consists of five primary stages: (1) asset allocation; (2) sourcing; (3) evaluating investment vehicles and sub-advisers; (4) portfolio construction; and (5) ongoing investment monitoring, risk management and reallocation. A summary of the adviser's process is as follows:

ASSET ALLOCATION	SOURCING	EVALUATING	PORTFOLIO CONSTRUCTION	MONITORING RISK MANAGEMENT REALLOCATION

•

Review top down economic variables as it relates to managed futures and fixed income sub-strategies

•

Set asset allocation investment ranges relating to managed futures and fixed income sub-strategies

	• Source quality investment management talent within respective sub-strategies	• Qualify investment managers and investment vehicles, including Underlying Pools, swaps and structured notes • Rigorous due diligence process

•

Create portfolio of managers representing diversified investment sub-strategies

•

Assess portfolio variables including correlation among investment managers and vehicles, including Underlying Pools, fixed income portfolio and overall portfolio risk

•

Access selected managers via security selection of investment managers and vehicles including Underlying Pools, swaps or structured notes

•

Consult with sub-adviser concerning fixed income portfolio construction

•

Ongoing monitoring of sub-adviser and portfolio investment managers and vehicles, including  Underlying Pools, swaps or structured notes

•

Rebalance between sub-adviser strategies and portfolio of investment managers and vehicles and/or reallocate to new ones

Generally, the adviser's investment process narrows the universe of potential sub-strategies and managers through a rigorous screening and assessment process that includes the quantitative and qualitative information regarding prospective investment vehicles and the strategies and sub-strategies deployed. The Fund's investment portfolio is rebalanced both within the Managed Futures strategy and between the Managed Futures and the Fixed Income strategies as a result of the adviser's monitoring policies.

Sub-Adviser's Investment Process

Core Fixed Income Sub-Strategy

In implementing the Core Fixed Income sub-strategy, the sub-adviser allocates that portion of the Fund's investments to a variety of fixed income instruments. These include securities issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations; corporate obligations; agency mortgage-backed securities ("MBS"); non-agency MBS; commercial mortgage-backed securities ("CMBS"); asset-backed securities ("ABS"); global developed credit (such as corporate obligations and foreign securities); foreign fixed income securities issued by corporations and governments; emerging market fixed income securities issued by corporations and governments; bank loans and assignments bearing fixed or variable interest rates of any maturity. There is no limit to the percentage of the sub-strategy's assets that may be allocated to any of the above-listed securities.

The Fund may invest in junk bonds, bank loans and assignments and credit default swaps of companies in the high yield universe. The sub-adviser allocates the high yield portfolio holdings broadly by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer. High yield portfolio holdings are allocated broadly by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer.

Junk bonds are, at the time of investment, unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody's or the equivalent by any other nationally recognized statistical rating agency ("NRSRO"), or unrated securities that are determined by the sub-adviser to be of comparable quality, including those in default. Junk bonds are also known as "high yield" or "high risk" bonds." Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The sub-adviser intends to allocate its high yield portfolio holdings broadly among industries and issuers in an attempt to reduce the impact of negative events for an industry or issuer.

The sub-adviser may invest a portion of the assets allocated to the Core Fixed Income sub-strategy in inverse floaters and interest-only and principal-only securities and a portion in fixed income instruments issued or guaranteed by companies, financial institutions and government entities in emerging markets countries. The sub-adviser may also invest a portion of the assets allocated to this sub-strategy in other investment companies, including other mutual funds managed by the sub-adviser, or collective investment vehicles that invest in any of the above-listed fixed income securities, to the extent permitted by applicable law.

The sub-adviser uses a controlled risk approach which includes consideration of:

•

Security selection within a given sector;

•

Relative performance of the various market sectors;

•

The shape of the yield curve; and

•

Fluctuations in the overall level of interest rates.

The sub-adviser also utilizes active asset allocation in managing the sub-strategy's investments and monitors the duration of the securities allocated to the strategy to seek to mitigate the sub-strategy's exposure to interest rate risk. The sub-adviser intends to seek to construct an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years.

Low Duration Sub-Strategy

In implementing the Low Duration sub-strategy, the sub-adviser seeks current income by investing principally in debt securities of any kind. Under this sub-strategy, the Fund may invest without limit in MBS of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations as well as those of private issuers not subject to any guarantee. Generally, MBS consist of government mortgage pass-through securities, collateralized mortgage obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities) and inverse floaters. The Fund may also invest in corporate debt obligations (including foreign securities); ABS; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments, including through collateralized loan obligations; income-producing securitized products, preferred securities; and other instruments bearing fixed or variable interest rates of any maturity. The Fund may invest in individual securities of any maturity, duration as well as those denominated in foreign currencies.

The sub-adviser will normally seek to construct a Low Duration sub-strategy investment portfolio for the Fund with a dollar-weighted average effective duration of three years or less. Effective duration is a measure of the portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates.

In managing the Fund's investments, the sub-adviser portfolio manager typically uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and include consideration of:

•

Security selection within a given sector;

•

Relative performance of the various market sectors;

•

The shape of the yield curve; and

•

Fluctuations in the overall level of interest rates.

Under normal circumstances, the Low Duration sub-strategy assets are invested primarily in fixed income and other income-producing instruments rated investment grade (Baa3 or higher by Moody's or BBB- or higher by S&P or the equivalent by any other NRSRO) and in unrated securities considered by the sub-adviser to be of comparable credit quality. However, Low Duration sub-strategy assets may include up to 50% in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the sub-adviser to be of comparable credit quality.

The sub-adviser may seek to manage the dollar-weighted average effective duration of the Fund's Low Duration sub-strategy portfolio through the use of derivatives and other instruments (including, among others, futures contracts, U.S. Treasury swaps, interest rate swaps and total return swaps).

The Fund may also enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may also use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value. The Fund may invest in other investment companies or pools, including, for example, other open-end or closed-end investment companies ("CEFs"), exchange-traded funds ("ETFs"), and domestic or foreign private investment vehicles.

Opportunistic Income Sub-Strategy

In implementing the Opportunistic Income sub-strategy, the sub-adviser allocates that portion of the Fund's investments to fixed income instruments and other investments including ABS; corporate bonds, including high-yield (junk) bonds; municipal bonds; and securities of real estate investment trusts ("REITs").

This sub-strategy's investments may include substantial investments in MBS, including non-agency residential MBS. These investments have undergone extreme volatility over the past several years, driven primarily by high default rates and the securities being downgraded to "junk" status. However, the sub-adviser utilizes a unique investment process that first examines the macroeconomic status of the mortgage-backed sector. This analysis includes reviewing information regarding interest rates, yield curves and spreads, credit analysis of the issuers and a general analysis of the markets generally. From this detailed analysis, along with assessment of other economic data including market trends, unemployment data and pending legislation, the sub-adviser identifies subsectors within the mortgage sector which offer the highest potential for return. The sub-adviser then applies a qualitative analysis of potential investments looking at factors such as duration, level of delinquencies and default history. Finally, the sub-adviser performs a quantitative analysis of the potential investment, essentially performing a stress test of the potential investment's underlying portfolio of mortgages. Only when a potential investment has passed the sub-adviser's careful screening will it be added to this sub-strategy portfolio.

The sub-adviser may also utilize derivative instruments, including futures contracts, options and swaps as a substitute for taking positions in fixed income instruments, to hedge certain positions held in the strategy or to reduce exposure to other risks.

The sub-adviser places no limits on the duration of this sub-strategy's investment portfolio. The term "opportunistic" is used to indicate that the sub-adviser believes market conditions exist that offer potentially attractive risk adjusted returns.

Under each sub-strategy, portfolio securities and derivatives may be sold at any time. Sales may occur when the sub-adviser portfolio manager determines to take advantage of a better investment opportunity because the portfolio manager believes the portfolio securities or derivatives no longer represent relatively attractive investment opportunities, there is perceived deterioration in the credit fundamentals of the issuer, or the individual security or derivative has reached the portfolio manager's sell target.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund's direct investment in securities as well the Fund's indirect  invest ments in the Subsidiary, including securities issued by Underlying Pools, swap contracts and structured notes.

•

ABS, MBS and CMBS Risk: ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. The value of inverse floaters and interest-only and principal-only MBS is especially sensitive to interest rates and prepayment rates. CMBS are less susceptible to prepayment risk because underlying loans may have prepayment penalties or prepayment lock out periods.

•

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by various external factors such as unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.

•

Derivatives Risk: Futures, options and swaps involve risks different from, or possibly greater than the risks associated with investing directly in securities including leverage risk, tracking risk and counterparty default risk in the case of over the counter derivatives. Option positions may expire worthless exposing the Fund to potentially significant losses.

•

Emerging Market Risk. Countries with emerging markets may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

ETF and CEF Risk. The cost of investing in the Fund will be higher than the cost of investing directly in ETFs and CEFs and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF and CEF is subject to specific risks, depending on the nature of the fund.

•

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

•

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

Interest Rate Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.

•

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Junk Bond Risk: Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.

•

Defaulted Securities Risk. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

•

Leverage Risk: Using derivatives to increase the Fund's combined long and short exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

•

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•

Loan Risk:  Investments in loans may subject the Fund to heightened credit risks as loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy.

•

Management Risk: The adviser's and sub-adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the adviser's judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.

•

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•

Other Investment Companies Risk : Other Investment Companies are subject to their own expenses which will be indirectly paid by the Fund, thereby increasing the cost of investing in the Fund.

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Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

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REIT Risk: The value of securities issued by a REIT may be affected by changes in the value of the underlying property owned by the REITs and the value of mortgage REITs may be affected by the quality of loan assets. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

•

Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the adviser's ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.

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Structured Note Risk: Structured notes involve tracking risk, issuer default risk and may involve leverage risk. •

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Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any gains received from its investments in the Underlying Pools will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

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Underlying Pools Risk: Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Fund as an investor in Underlying Pools. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Pool and may be higher than other mutual funds that invest directly in stocks and bonds. The Underlying Pools will pay management fees, brokerage commissions, and operating expenses as well as performance based fees to each Underlying Pool manager. Those performance based fees will be paid by the Underlying Pool to each manager without regard to the performance of other managers and the Underlying Pool's overall profitability. Underlying Pools are subject to specific risks, depending on the nature of the fund. Underlying Pools in which the Fund invests may have share class structures that present potential cross-class liability risk. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Pool will be profitable or avoid losses.

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Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Who Should Invest in the Fund?

The Fund will provide prospective investors with an opportunity to gain access to the managed futures asset class. Additionally, the Fund's adviser believes the Fund will be appropriate for investors seeking the non-correlation benefits of managed futures investing, relative to traditional stock and bond portfolios. The adviser believes it has the expertise and experience to select Underlying Pools and other investments that may outperform asset class benchmarks.

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for the full calendar year since the Fund's inception. Returns for the Class A, Class C and Class N shares, which are not presented, will vary from the returns of the Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.altegrismutualfunds.com or by calling 1-877-772-5838.

Class I Shares

Performance Bar Chart For Calendar Year Ended December 31,

Best Quarter:	9/30/12	1.88%
Worst Quarter:	6/30/12	(2.55)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2012)

	One Year	Since Inception (10/31/11)
Return before taxes – Class I Shares	(2.85)%	(1.38)%
Return after taxes on distributions – Class I Shares	(3.13)%	(1.68)%
Return after taxes on distributions and sale of Fund shares – Class I Shares	(1.85)%	(1.35)%
Return before taxes – Class A Shares	(8.76)%	(6.54)%
Return before taxes – Class C Shares*	-	(4.10)%
Return before taxes – Class N Shares	(3.17)%	(1.68)%
BofAML 3 Month Treasury Bill Index (1)	0.11%	0.09%

         *Class C shares commenced operations on February 16. 2012.

(1)

BofA Merrill Lynch 3 month T-Bill Index is an unmanaged index that measures returns of three month Treasury Bills.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).  After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

Investment Adviser

Altegris Advisors, L.L.C.

Sub-Adviser

DoubleLine Capital LP

Investment Adviser Portfolio Managers

Jon Sundt, President and Chief Executive Officer of the adviser, Matt Osborne, Executive Vice President of the adviser and Allen Cheng, Senior Vice President and Chief Investment Officer of the adviser have each served the Fund as a Portfolio Co-Manager since it commenced operations in 2011.

Sub-Adviser Portfolio Manager

Jeffrey E. Gundlach, Chief Executive Officer of the sub-adviser, has served the Fund as its sub-adviser Portfolio Manager since it commenced operations in 2011.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker.  The Fund or its adviser may waive any investment minimum.

CLASS	MINIMUM INVESTMENT
	INITIAL	SUBSEQUENT
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
N	$2,500	$250

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund's investment objective is to seek long term capital appreciation. The Fund's investment objective may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies

Adviser's Investment Process

The adviser's investment process consists of five primary stages: (1) asset allocation; (2) sourcing; (3) evaluating investment vehicles; (4) portfolio construction; and (5) ongoing investment monitoring, risk management and reallocation. The adviser's investment process includes what the adviser believes is a rigorous methodology for sourcing, evaluating and qualifying sub-advisers, Underlying Pools, swaps and structured notes in which the Fund can invest with confidence. This process is coordinated in conjunction with the adviser's procedures within asset allocation and portfolio construction. Once these investments have been added to the Fund's portfolio, the adviser performs extensive ongoing monitoring to assess performance, identify potential style drift, and evaluate core components of risk management. A summary of the adviser's process is as follows:

ASSET ALLOCATION	• Analysis of top down and bottom-up factors affecting asset class • Determine Managed Futures and Fixed Income sub-strategy weightings
SOURCING	• Analyze investment managers that represent asset class and sub-strategies • Analyze investment vehicles including funds, swaps, and structured notes • Initial reviews
EVALUATING	• Rigorous due diligence • Document collection and review • Investment due diligence • Operational due diligence
PORTFOLIO CONSTRUCTION

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Select from qualified underlying managers and qualified investment vehicles

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Quantitative portfolio optimization

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Qualitative assessment

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Consult with sub-adviser concerning fixed income portfolio construction

MONITORING, RISK MANAGEMENT & REALLOCATION

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Assess investment results of sub-advisers, Underlying Pools, swaps and structured notes or other investments by assessing:

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Returns

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Standard deviations

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Performance attribution

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Style drift

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Correlation changes

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Counterparty and/or issuer credit quality

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Management changes

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Rebalance between sub-adviser strategies and Underlying Pools, swaps and structured notes or other investments, and/or reallocate to new Underlying Pools, swaps , structured notes or other investments

Asset Allocation: The adviser determines the relevant Managed Futures and Fixed Income sub-strategies that should comprise the portfolio within an asset allocation framework. To determine recommended sub-strategy ranges, the process incorporates a combination of top-down and bottoms-up analysis that includes quantitative and qualitative factors. The experience of the adviser is critical in determining the qualitative rationale of relevant drivers for sub-strategies.

Sourcing: The next step in the Managed Futures and Fixed Income strategy investment process is the sourcing of prospective fixed income sub-adviser(s) and Underlying Pools or swap, structured notes, or other investment counterparties from the large and growing universe of managers and investment options. The sourcing of investments and investment managers is derived from years of alternative industry experience of the Portfolio Co-Managers and the adviser's management. The adviser's network of relationships with investment professionals plays an important role. Specific sources can include alternative investment managers, traders, research analysts, other industry contacts and existing investment manager relationships. Other resources include proprietary and public databases and prime brokers. Once the adviser has identified investment managers or options that are of initial interest, these are presented to the adviser's Investment Committee, which is composed of the adviser's Portfolio Co- Managers, key members from the adviser's research group and management of the adviser and its affiliates. The Investment Committee reviews the initial due diligence of the sub-advisers, Underlying Pools and their respective managers, and other investments by the research group to determine which of these initially-reviewed investments advance for further evaluation in the next stage of review.

Evaluating: For sub-advisers, Underlying Pools and their respective investment managers, and other investments passing the initial review process, the adviser performs a rigorous due diligence process. In addition to qualitative discussions with the investment managers as well as quantitative analysis of the investment program performed during the initial review process, the adviser conducts further review that includes (1) documentation collection and review, (2) investment due diligence and (3) operational due diligence.

The list of documentation required and reviewed by the adviser is lengthy. However, as each investment is unique, not all documentation is required for Investment Committee approval, nor are all documents requested applicable or available. Requested documentation typically encompasses fund offering materials, due diligence questionnaire, fund or manger reporting and annual audits, investor communications and other materials. The investment due diligence process may include onsite manager visits and interviews, quantitative analysis, background checks and review of the investment program, process and risk management as well as business management issues. While operational due diligence varies across investment and investment strategies, the process includes an onsite visit as well as multiple follow up calls. Among the specifics reviewed by the adviser are:

i.

Ability of the manager to generate returns within specific risk parameters,

ii.

Stability of manager's investment process and its ability to sustain return,

iii.

Expertise of the management firms and employees,

iv.

Differentiating factors that give the manager or strategy an investment edge,

v.

Infrastructure of the managements firm from research to trading to operations,

vi.

A management’s firm  control procedures, both from a business and investment standpoint, and

vii.

A management firm’s overall business organization. viii.

After numerous contact points including on-site visits and conference calls, all manager information is documented within a formal report for review and subject to final approval by the adviser's Investment Committee. If a specific investment instrument or vehicle is not satisfactory for executing an element of the Managed Futures strategy (whether due to fees, liquidity or other factors),  the adviser may use swap contracts ,  structured notes or other investment instruments to access the same or a substantially similar element of a desired Managed Futures or Fixed Income strategy.

Portfolio Construction: Consultation with the sub-adviser determines the allocation among sub-adviser fixed income strategies. Qualified investment vehicles and investment managers within predefined sub-strategies or manager style are then selected based on a combination of quantitative optimization, which includes correlation analysis with the Fixed Income strategy, along with a qualitative assessment of each Managed Futures or Fixed Income strategy, investment vehicle and or investment manager.

Monitoring, Risk Management and Reallocation: Tracking and monitoring is a critical component of the adviser's approach to maintaining a portfolio designed to capture investment returns. The adviser's research staff and Portfolio Co- Managers closely monitor the investment results for each component of the Fund's portfolio. On an ongoing basis, the adviser performs quantitative analysis of performance against predefined parameters, looking for unexplained variances including any material changes in business or investment strategy (style drift), as well as material changes in operations, service providers and key personnel as well as any other piece of information that may cause the adviser to re-evaluate the sub-adviser or manager of the particular investment or strategy .. Additionally, the adviser monitors the sub-adviser and to the extent practicable, the managers of Underlying Pool's and other investments ’ accessed by the Fund as to volatility relative to historical performance and benchmarks, trading frequency, changes in the management and changes in correlation among the returns of the various sub-strategies used by the Fund. The adviser will also monitor the credit quality of swap counterparties and structured note issuers to assure they maintain, what the adviser believes to be, sufficient financial resources to meet their obligations to the Fund. The adviser may, based on market conditions and their assessment of various quantitative and qualitative factors, reallocate the Fund's assets.

Generally, the adviser's investment process narrows the universe of potential investments through a rigorous screening and assessment process that includes the quantitative and qualitative information regarding prospective investment vehicles and the strategies deployed. The adviser expects to allocate the Fund's assets to Underlying Pools, swap contracts , structured notes and other investments or sub-strategies .. However, asset allocation will vary by asset class, sub-strategy and investment vehicle. The Fund's investment portfolio is rebalanced both within the Managed Futures strategy and between the Managed Futures and Fixed Income strategies as a result of the adviser's monitoring policies.

Subsidiary

Although the Fund may make Managed Futures strategy investments directly, it presently execute s its Managed Futures strategy primarily, by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary will invest the majority of its assets in Underlying Pools, swap contracts and structured notes and other investments intended to serve as margin or collateral for swap positions. However, the Fund may also make Managed Futures investments outside of the Subsidiary. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly. With respect to income from the Fund’s investment in its Subsidiary, the Fund will rely upon Section 851(b) of the Code and the rules thereunder to assure compliance with the limitations of the federal tax requirements of Subchapter M of the Code. Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, as the Fund, when viewed on a consolidated basis, and follow the same compliance policies and procedures, as the Fund , to the extent applicable ..

Additional Information about Underlying Pools that Trade Commodity Futures :   With respect to investments made by the Fund in Underlying Pools, e ach Underlying Pool, or share classes of an Underlying Pool, is managed by a manager or trading adviser, pursuant to a proprietary strategy. The Underlying Pools may use a form of leverage often referred to as "notional funding" - that is the nominal trading level for an Underlying Pool will exceed the cash deposited in its trading accounts. For example if an Underlying Pool manager wants the Underlying Pool to trade a $10,000,000 commodity futures portfolio (the "nominal trading level") the Underlying Pool's margin requirement may be $500,000. The Underlying Pool can either deposit $10,000,000 to "fully fund" the account or can deposit only a portion of the $10,000,000, provided that the amount deposited meets the account's ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of an Underlying Pool .. In addition, the leverage may make an Underlying Pool subject to more frequent margin calls. However, additional funds to meet margin calls are available only to the extent of an Underlying Pool's assets and not from the Subsidiary or the Fund. Underlying Pool management fees are based on the nominal trading level and not the cash deposited in the trading account. For illustration purposes only, assume an Underlying Pool has assets of $50 million and has engaged a single investment manager to trade commodity futures on its behalf .. The Underlying Pool is notionally funded and uses a nominal trading level of $200 million. The Underlying Pool pays its manager an annual management fee of 1 % of the nominal account size, or $ 2 ,000,000. While the management fee represents 1 % of the nominal account size ($200 million), the management fee represents 4 % of the cash deposited ($50 million) in the Underlying Pool's futures trading account.

Additional Information About Swaps on Reference Assets (such as Underlying Pools).   In order to achieve the desired managed futures exposure, the Fund may enter into swap agreements in which a counterparty agrees to pay the Fund the return of a reference asset (such as an Underlying Pool), or a basket of such reference assets, in exchange for the Fund paying the counterparty a floating rate and/or a fixed rate. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund receives any gains generated by the collateral. Swaps are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation procedures. The change in swap value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that the return of the reference asset relative to the floating and/or fixed rate may be below expectations. These and other risks are described more fully below and in the Statement of Additional Information.

Additional Information About Structured Notes on Reference Assets (such as Underlying Pools).  In order to achieve the desired managed futures exposure, the Fund may purchase structured notes from an issuer who agrees to pay the Fund the return of a reference asset (such as an Underlying Pool), or a basket of such reference assets, less a floating rate and/or a fixed rate. Structured notes are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation procedures. The change in note value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations. These and other risks are described more fully below and in the Statement of Additional Information.

Principal Investment Risks

The following risks may apply to the Fund's direct investment in securities as well the Fund's indirect risks through investing in the Subsidiary, Underlying Pools, swap contracts and structured notes.

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ABS, MBS and CMBS Risk: ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default. Because ABS are typically backed by consumer loans, their default rates tend to be sensitive to the unemployment rate and overall economic conditions. MBS default rates tend to be sensitive to these conditions and to home prices. CMBS default rates tend to be sensitive to overall economic conditions and to localized commercial property vacancy rates and prices. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. Additionally, ABS, MBS and CMBS are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods.

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Prepayment, Extension and Redemption Risks: MBS reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, a portion of the MBS which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund's higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. MBS are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. The value of inverse floaters and interest-only and principal-only MBS is especially sensitive to interest rates and prepayment rates. In addition, an MBS security may be subject to redemption at the option of the issuer. If an MBS held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or "pay-off" the security, which could have an adverse effect on the Fund's ability to achieve its investment objective.

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Commodity Risk: The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

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Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

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Derivatives Risk: Futures, options, options on futures , swaps structured notes involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

-

Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, if any, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the Underlying Pools will employ nominal futures trading levels that will exceed their cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its swap obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

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Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund and Underlying Pools will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund or Underlying Pool from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day's settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission (“ CFTC ”) , which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

-

Risk of Options: Because option premiums paid or received by the Fund indirectly through Underlying Pools are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

•

Emerging Market Risk: In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

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ETF and CEF Risk: ETFs and CEFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and CEFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs and CEFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF and CEF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs and CEFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF and CEF shares depends on the demand in the market, the sub-adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting performance. Each ETF and CEF is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk, sector risk and emerging market risk. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

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Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless. The Fund may also take short positions, through derivatives, if the adviser believes the value of a currency is likely to depreciate in value. A "short" position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

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Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

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Interest Rate Risk. Interest rate risk refers to the change in value of debt instruments associated with increases in interest rates. Interest rate changes may affect the value of a debt security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of a security's price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to increases in interest rates than a fund with a shorter average portfolio duration. For example, the price of a bond fund with an average duration of eight years would generally be expected to fall approximately 8% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are extremely sensitive to interest rate changes. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

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Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each Underlying Pool will be dependent on the success of the managed futures strategies used by its manager. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

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Junk Bond Risk: Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). Such securities may also include "Rule 144A " securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund's share price.

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Defaulted Securities Risk. Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in Emerging Markets Countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

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Leverage Risk: Using derivatives to increase the Fund's combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

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Liquidity Risk: The Fund is subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

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Loan Risk: Investments in bank loans may subject the Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

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Management Risk: The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The adviser's, and sub-adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the adviser's judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results. The Fund's profitability will also depend upon the ability of the adviser to successfully allocate the assets of the Fund's wholly owned Subsidiary among securities that employ managed futures strategies profitably and the sub-adviser's judgments about the attractiveness, value and potential appreciation the fixed income securities in which the Fund will invest. There can be no assurance that either the securities selected by the adviser or the sub-adviser will produce positive returns.

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Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

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Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may also invest in Underlying Pools that are non-diversified. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

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Other Investment Companies Risk : Other Investment Companies are subject to their own expenses which will be indirectly paid by the Fund. The cost of investing in the Fund will be higher than the cost of investing directly in the Other Investment Companies and may be higher than funds that invest directly in only stocks and bonds. Other Investment Companies are subject to their own specific risks, depending on the nature of the strategies they pursue.

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Preferred Stock Risk: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

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REIT Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs and mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

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Short Position Risk: The Fund's long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund's overall potential for loss. The Fund's short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund's short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

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Structured Notes Risk:  Structured notes involve risks different from, or possibly greater than, the risks associated with traditional investments. These risks include (i) the risk that the issuer may default; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the note may not correlate perfectly with the underlying assets, rate or index. Structured note prices may be highly volatile and may fluctuate substantially during a short period of time.  Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.  Trading structured notes involves risks different from, or possibly greater than, the risks associated with investing traditional securities including:

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Leverage and Volatility Risk:  Structured notes ordinarily have leverage inherent in their terms.  Accordingly, a relatively small movement in an index to which structured note is linked may result in an immediate and substantial loss.

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Liquidity Risk :  Although structured notes may be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.

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Tracking Risk :  Structured notes may not be perfect substitutes for the securities, commodities or currencies they are intended to track.  Factors such as differences in supply and demand for certain structured note-related derivatives and indices may cause structured note returns to deviate from the adviser's expectations.  Consequently, structured note returns may not be highly correlated to the securities commodities or currencies they are intended to track.

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Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically, any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any gains received from its investments in the Underlying Pools will be passed through to the Fund as ordinary income and reflected on shareholder's tax Form 1099s as such.

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Underlying Pools Risk: The Fund will invest a portion of its assets through Underlying Pools. Investing through Underlying Pools entails a number of risks including:

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Strategies Risk: Underlying Pools will employ various active strategies that will trade various derivative instruments including (i) options, (ii) futures, (iii) forwards or (iv) spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. These strategies involve substantial risks that differ from traditional mutual funds. Each Underlying Pool is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities, commodities and other derivatives.

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Additional Risk: The strategy of investing in Underlying Pools could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain restrictions on the acquisition of Underlying Pools by the Fund may prevent the Fund from allocating investments in the manner the adviser considers optimal.

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Leverage and Volatility Risk: Each Underlying Pool normally uses leverage to increase the level of its trading and its exposure to its strategies. The use of leverage by the Underlying Pools increases their volatility and will magnify any losses by an Underlying Pool. Because the Fund invests in leveraged securities (shares of the Underlying Pools), the volatility and risk of loss by the Fund is also magnified.

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Cross Liability Risk: Underlying Pools in which the Fund invests may issue multiple share classes without limited recourse protection between and among each share class, rendering it possible that an investor in one share class could be negatively impacted by losses attributable to another share class in which the investor did not participate. Such potential cross-class liability will arise if the liabilities referable to one share class exceed the assets referable to that class, prompting the Underlying Pool, as issuer of the share classes, to satisfy the excess liabilities using assets referable to other share classes.  In such Underlying Pools, share class designations do not offer protection for investors in one class of shares against creditors of the Underlying Pool or of any other share classes issued by the Underlying Pool.

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Fees: Your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Pools and may be higher than other mutual funds that invest directly in the types of derivatives held by the Underlying Pools. In addition to the Fund's direct fees and expenses, you will indirectly bear fees and expenses charged by the Underlying Pools, including commodity brokerage commissions and operating expenses. Each Underlying Pool will pay management and performance based fees to its manager. For Underlying Pools that trade commodity or financial futures, m anagement fees typically are based on the leveraged account size and not the actual cash invested in the Underlying Pool.  Performance fees will range from 15% to 25% of each Underlying Pool's returns and are computed for each Underlying Pool without regard the performance other Underlying Pools. Accordingly, the Fund may indirectly pay a performance fee to an Underlying Pool's manager with positive investment performance, even if the Fund's overall returns are negative.

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Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary. The investments of the Fund and Subsidiary are both managed by the adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, the adviser, in managing the Subsidiary's portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information. The Fund may, from time to time, make available month-end portfolio holdings information on the website www.altegrismutualfunds.com , which may also include information about the Fund’s investments in securities of Underlying Pools, swaps, structured notes or other investments, and the investment managers accessed through such investments.  If month-end portfolio holdings in formation is posted to the website, the information is expected to be approximately 30 days old and remain available until new information for the next month is posted. Shareholders may request portfolio holdings schedules at no charge by calling 1-877-772-5838.

MANAGEMENT

Investment Adviser

Altegris Advisors, L.L.C., 1200 Prospect Street, Suite 550 La Jolla, CA 92037, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the adviser is responsible for management of the Fund's investment portfolio including through the sub-adviser. The adviser is responsible for selecting the Fund's sub-adviser and assuring that investments are made according to the Fund's investment objective, policies and restrictions. Additionally, the adviser is responsible for conducting initial and ongoing independent evaluation of asset allocation, Underlying Pools and their managers and oversight of the sub-adviser's fixed income investments. The adviser was established in 2010 for the purpose of advising mutual funds. As of September 30, 2012, the adviser had approximately $1.644 billion in assets under management. The adviser's management and Portfolio Co-Managers have substantial experience in the structuring and management of alternative investment portfolios and the adviser and its affiliates had approximately $ 3.61 billion in client assets allocated to alternative investments, including managed futures strategies, as of September 30, 2012.

The adviser is a wholly owned subsidiary of Genworth Financial, Inc. (NYSE: GNW) is a leading Fortune 500 insurance holding company with more than $100 billion in assets that is dedicated to helping people secure their financial lives, families and futures. Genworth has leadership positions in offerings that assist consumers in protecting themselves, investing for the future and planning for retirement -- including life insurance, long term care insurance, financial protection coverages, and independent advisor-based wealth management -- and mortgage insurance that helps consumers achieve homeownership while assisting lenders in managing their risk and capital. Genworth has approximately 6,500 employees and operates through three segments: Retirement and Protection, U.S. Mortgage Insurance and International. Its products and services are offered through financial intermediaries, advisors, independent distributors and sales specialists. Genworth Financial, which traces its roots back to 1871, became a public company in 2004 and is headquartered in Richmond, Virginia.

Pursuant to an advisory agreement between the Fund and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to a percentage of the Fund's average daily net assets. The advisory agreement advisory fee schedule includes breakpoints according to the table below.

ADVISORY FEE BREAKPOINT TABLE

PORTION OF NET ASSETS	ADVISORY FEE
$1 billion and less	1.75%
Greater than $1 billion and less than or equal to $1.5 billion	1.60%
Greater than $1.5 billion and less than or equal to $2.0 billion	1.50%
Greater than $2.0 billion and less than or equal to $2.5 billion	1.40%
Greater than $2.5 billion and less than or equal to $3.0 billion	1.30%
Greater than $3 billion	1.15%

The Fund's adviser has contractually agreed to reduce its fees and/or absorb certain expenses of the Fund, until at least April 30 , 2014, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense or securities sold short) expenses of other investment companies in which the Fund may invest, expenses of the Underlying Pools or extraordinary expenses such as litigation) will not exceed certain levels.  Waived fees and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser. Because the expense limitations are not applicable to all expenses of the Fund, the following table is provided to illustrate the estimated fee waivers and its effect on the Fund's operating expenses. Pursuant to a tri-party agreement among the Adviser, the sub-adviser, and the Trust on behalf of the Fund, the Adviser has further agreed to waive advisory fees equal to the amount of any sub-advisory fees waived by the sub-adviser for investments made by the sub-adviser in its affiliated funds. A discussion regarding the basis for the Board of Trustees’ approval of the advisory and sub-advisory agreements is available in the Fund's annual shareholder report dated September 30, 2012.

Investment Adviser Portfolio Managers

Jon Sundt
President and Chief Executive Officer

Mr. Sundt has served as President and Chief Executive Officer of the adviser since its founding in February, 2010. He also currently serves as President and Chief Executive Officer of Altegris Investments, Inc., a broker-dealer that is an indirect affiliate of the adviser. From October 2004 to the present he has also served as President of Altegris Portfolio Management, Inc., which does business primarily as “Altegris Funds,” an investment advisory firm, commodity pool operator and an indirect affiliate of the adviser. Mr. Sundt serves as the manager, CEO and the President of Altegris Services, L.L.C. ("Altegris Services"), an administrative and operations company, Altegris Clearing Solutions, L.L.C. ("Altegris Clearing Solutions"), a commodity trading advisor and introducing broker registered with the CFTC, and of Altegris Futures, L.L.C. ("Altegris Futures"), an introducing broker registered with the CFTC. Mr. Sundt brings more than 23 years of experience in the alternative investment industry to the adviser. Prior to co-founding Altegris Capital LLC ("Capital"), in 2002, which prior to its acquisition by Genworth in 2010, was the former parent of a number of the Altegris companies described above, Mr. Sundt was Director of Managed Accounts and Senior Vice President of the Managed Investments Division of Man Financial. An expert in managed futures and alternative investment strategies, Mr. Sundt is widely quoted by leading financial media and a variety of industry publications.

Matthew Osborne
Executive Vice President

Mr. Osborne has served as Executive Vice President of the adviser since its founding in February, 2010. From 2002 until May 2010, Mr. Osborne served as an Executive Vice President and Chief Investment Officer of Altegris Investments, Inc. From July 2002 to the present he has also served as Director and Vice President of Altegris Funds. He also serves as a manager and Executive Vice President of each of Altegris Clearing Solutions and Altegris Futures. Mr. Osborne brings more than 22 years of international business and financial market experience to his role in directing the managed futures strategies and related strategic initiatives for the adviser. Mr. Osborne was Director of Research for the Managed Investments Division of Man Financial. Previous to his role at Man Financial, Mr. Osborne served as Investment Manager for a family office in his native New Zealand where he was responsible for formulating investment policies and implementing a global asset allocation program that specialized in alternative investment strategies such as hedge funds and managed futures.

Allen H. Cheng
Senior Vice President

Mr. Cheng has served as Senior Vice President and Chief Investment Officer of the adviser since July 1, 2010. From August 2008 through June 2010, Mr. Cheng served as Managing Director of Research and Investments for Altegris Investments, Inc. Mr. Cheng brings over 20 years of hedge fund and alternative investment experience to the adviser. Prior to joining Altegris Investments, Inc., in July 2008, Mr. Cheng served as Managing Director, Head of Fund of Funds Portfolio Management at Bank of America's Alternative Investment Group. Mr. Cheng's previous experience includes responsibility as Managing Director-Head of Research for Optima Fund Management, an investment advisory firm specialized in alternative investments. He began his alternative investment career at Moore Capital Management managing asset allocation and research for hedge fund multi-manager products. Mr. Cheng earned his BA in Finance from the University of Maryland and MBA from the University of Michigan.

Sub-Adviser

DoubleLine Capital LP ("DoubleLine"®) is the Fund's investment sub-adviser and manages the Fixed Income strategies of the Fund. Founded in 2009, DoubleLine is located at 333 South Grand Avenue, 18th Floor, Los Angeles, California 90071. DoubleLine is registered with the SEC and as of September 30, 2012 manage d approximately $ 47 billion for individuals and institutions, including other mutual funds.

A discussion regarding the basis for the Board of Trustees' approval of the sub-advisory agreement is available in the Fund's annual shareholder report dated September 30, 2012 ..

Sub-Adviser Portfolio Manager

Jeffrey E. Gundlach
Chief Executive Officer

Jeffrey E. Gundlach is the portfolio manager for the Fund’s sub-adviser .. Mr. Gundlach is the founder and Chief Executive Officer of DoubleLine. Mr. Gundlach has been Chief Executive Officer of the sub-adviser since its inception in December 2009. Mr. Gundlach's business experience during the last five years prior to founding the sub-adviser includes holding the positions of Chief Investment Officer, Group Managing Director and President at TCW Group, Inc. or its affiliates.

The Fund's Statement of Additional Information provides additional information about the Portfolio Co-Managers' compensation structure, other accounts managed by the Portfolio Co-Managers, and the Portfolio Co-Managers' ownership of shares of the Fund , and the same additional information about the sub-adviser’s portfolio manager.

Investment Subsidiary

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary will invest the majority of its assets in Underlying Pools, swap contracts and structured notes and other investments intended to serve as margin or collateral for swap positions. The Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days prior notice of such offer or sale.

As with the Fund, the adviser is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Fund pays the adviser a fee for its services. The adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the adviser unless it first obtains the prior approval of the Fund's Board of Trustees for such termination. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that any duplicative fees for similar services provided to the Fund and the Subsidiary will not be material.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the adviser is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments. These policies and restrictions are described in detail in the Fund's Statement of Additional Information ("SAI"). The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The financial statements of the Subsidiary will be consolidated in the Fund's financial statements which are included in the Fund's annual and semi-annual reports. The Fund's annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding (assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, President’s Day , Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available or deemed unreliable for a security, or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before a Fund calculates its NAV, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Board .. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund and the adviser may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in Underlying Pools which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Underlying Pools do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

As a result of the Fund’s, Subsidiary’s or an Underlying Pool’s investment, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes 4 classes of shares offered by the Fund: Class A, Class C, Class I and Class N.  Under this Prospectus, the Fund offers these 4 classes of shares so that you can choose the class that best suits your investment needs.  Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges, ongoing fees and minimum investment.  For information on ongoing distribution fees, see Distribution Fees on page 44 of this Prospectus.  Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund.  There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below, and investment minimums.  The adviser also reserves the right to waive investment minimums. Not all share classes may be available for purchase in all states.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and are subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares.  The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts.  The minimum subsequent investment in Class A shares of the Fund is $250 for all accounts.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The following sales charges, which may be waived in the adviser's discretion, apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below

(1)

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Northern Lights Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation : To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•

Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period.  The 13-month period commences on the day that the LOI is received by the Fund, and you must tell the Fund that later purchases are subject to the LOI.  Purchases submitted prior to the date the LOI is received by the Fund are not counted toward the sales charge reduction.  The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13 month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares :  If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Fund, or the adviser, or any of their subsidiaries or affiliates, or their families ( e.g. , spouse, children, mother or father).

•

Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers (each a “Selling Broker”) and their affiliates having dealer agreements with the distributor and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

•

Participants in certain "wrap-fee " or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•

Clients of financial intermediaries that have entered into an agreement with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•

Clients of financial intermediaries that have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts, whether or not such accounts are subject to transaction fees.

•

Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer ").

Class C Shares

Class C shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.

The Fund’s adviser will advance to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, 1.00% of the purchase price of Class C shares from the adviser’s own resources, at the time of purchase. The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees (as described above) during the first year after purchase to the Fund’s adviser in satisfaction of the advance.  The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains.  Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

The minimum initial investment in the Class C shares is $5,000 and the minimum subsequent investment is $250.

Class N Shares

Class N shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class N shares pay 0.25% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Class N shares may not be available to all shareholders and have differing distribution and/or shareholder serving fees that reflect variations in distribution channels.  Over time, fees paid under this distribution and service plan will increase the cost of a Class N shareholder's investment and may cost more than other types of sales charges.  The minimum initial investment in Class N shares is $2,500 and the minimum subsequent investment is $250.

Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund. Unless otherwise waived by the Fund, Class I shares require a minimum initial investment of $1,000,000 and the minimum subsequent investment is $250.  Class I shares are offered to investment and institutional clients of the Fund’s adviser and its affiliates, to certain persons affiliated with the adviser, to certain of the Fund’s service providers, and to clients of financial institutions or intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar fee-based charges for financial services or (ii) that have entered into an agreement with the Fund’s distributor to offer Class I shares through a no-load network or platform.

Exchanges for Class I Shares

Holders of Class A and Class C shares issued by the Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus.  Any such exchange is subject to the Funds’ discretion to accept or reject the exchange.  Class A shareholders who purchased $1,000,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $1,000,000 or more and redeemed within eighteen months of the date of original purchase, unless the Fund’s adviser in its sole discretion determines to waive the applicable CDSC.  Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Fund’s adviser in its sole discretion determines to waive the applicable CDSC.  For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

Factors to Consider When Choosing a Share Class:   When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the Fees and Expenses of the Fund section for the Fund in this Prospectus.  You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares :  You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers:   You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:   If you wish to wire money to make an investment in the Fund, please call the Fund at 1-877-772-5838 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan:   You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account.  Please contact the Fund at 1-877-772-5838 for more information about the Fund's Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to  "Altegris Futures Evolution Strategy Fund. "  The Fund will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:   Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:   All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order :  When making a purchase request, make sure your request is in good order.  "Good order " means your purchase request includes:

•

·the name of the Fund and share class

•

·the dollar amount of shares to be purchased

•

·a completed purchase application or investment stub

•

·check payable to the  "Altegris Futures Evolution Strategy Fund "

Retirement Plans:   You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-877-772-5838 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-772-5838. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order
 Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed,·

•

The request must identify your account number, ·

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered, and·

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s)
on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•

You request a redemption to be made payable to a person not on record with the Fund;

•

You request that a redemption be mailed to an address other than that on record with the Fund;

•

The proceeds of a requested redemption exceed $50,000;

•

Any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

Your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below the following amounts per share class $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

Redemptions Through www.altegrismutualfunds.com

You may redeem your shares through the Fund's web site www.altegrismutualfunds.com. Shares from an account in any of the Fund's tax sheltered retirement plans cannot be redeemed through the Fund's web site. For complete information regarding Internet transactions, please see the following section entitled "Transactions Through www.altegrismutualfunds.com .."

Transactions Through www.altegrismutualfunds.com

You may purchase subsequent shares and redeem Fund shares through the Fund's web site www.altegrismutualfunds.com ..  To establish Internet transaction privileges you must enroll through the web site.  You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application.  You will be required to enter into a user's agreement through the web site in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase subsequent shares through the web site you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check, to the address of record, or if your account has existing bank information, by wire or ACH.

Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund's web site.  The Fund imposes a limit of $50,000 on purchase and redemption transactions through the web site.  Transactions through the web site are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the web site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, the Fund, its distributor and its Transfer Agent cannot assure you that trading information will be completely secure.  There may also be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the web site is unavailable for Fund transactions or other purposes.  Should this happen, you should consider purchasing or redeeming shares by another method.  Neither the Fund nor its Transfer Agent, Distributor or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;"

•

Rejecting purchase requests from certain investors; and

•

Assessing a redemption fee for short-term trading ..

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges into the Fund or various classes of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income monthly and net capital gains annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (as well as any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (in the case of the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

The Fund intends to make monthly distributions of any net income (for example, from interest and dividends) to shareholders. However, the Fund may not generate net income in every month or any month. Additionally, the Fund's distributions are not designed to generate, and are not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Returns of capital reduce a shareholder's tax cost (or "tax basis"). Once a shareholder's tax basis is reduced to zero, any further return of capital would be taxable. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130 , is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Fund are offered on a continuous basis.

Distribution Fees

The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund's average daily net assets attributable to the respective class of shares.

	CLASS A	CLASS C	CLASS N
12b-1 Fee	0.25%	1.00%	0.25%

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries

The Fund's distributor, its affiliates, and the Fund's adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding

To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-772-5838 on days the Fund is open for business, or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

CONSOLIDATED F INANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund’s or share class’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions).  This information for the Fund has been derived from the consolidated financial statements and financial highlights audited by Ernst & Young LLP, whose report, along with the Fund's consolidated financial statements and related notes, are included in the Fund’s September 30, 2012 annual report, which is available upon request and incorporated reference in the Statement of Additional Information.

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period. (1)

	Class A	Class C (2)		Class I	Class N
	Period Ended September 30, 2012	Period Ended September 30, 2012		Period Ended September 30, 2012	Period Ended September 30, 2012
Net asset value, beginning of period	$ 10.00	$ 10.13		$ 10.00	$ 10.00
Income (loss) from investment operations:
Net investment gain/(loss) (3)	(0.10)	(0.12)		(0.07)	(0.11)
Net realized and unrealized gain/(loss) on
investments	0.00	(0.18)		(0.01)	0.00
Total from investment operations	(0.10)	(0.30)		(0.08)	(0.11)
Less distributions from:
Net investment income	(0.05)	0.00	(4)	(0.06)	(0.05)
Net realized gains	-	-		-	-
Total distributions	(0.05)	-		(0.06)	(0.05)
Redemption fees collected (4)	0.00	0.00		0.00	0.00
Net asset value, end of period	$ 9.85	$ 9.83		$ 9.86	$ 9.84
Total return (5,6,7)	(1.04)%	(2.93)%		(0.77)%	(1.15)%
Net assets, at end of period (000’s)	$ 64,613	$ 2,630		$ 94,992	$ 89,002
Ratios including the expenses and income of
AFES Fund Limited:
Ratio of gross expenses to average net
assets (8,9,10)	3.88%	4.63%		3.63%	3.88%
Ratio of net expenses to average net assets (9,11)	3.72%	4.47%		3.47%	3.72%
Ratio of net investment loss to average net
assets (9,12)	(1.13)%	(1.95)%		(0.79)%	(1..22) %
Portfolio turnover rate	99%	99%		99%	99%

(1)	The Fund commenced operations on October 31, 2011.
(2)	Class C Shares commence operations on February 16, 2012.
(3)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(4)	Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(6)	Not annualized.
(7)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(9)	Annualized for periods less than one full year.

    (10)       Ratio of gross expenses to average net assets

                    excluding the expenses and income of AFES Fund Limited

                                     2.41%                                      3.16%                                              2.16%                                   2.41%

     (11)     Ratio of net expenses to average net assets

                    excluding the expenses and income of AFES Fund Limited                    2.25%                                      3.00%                                              2.00%                                   2.25%

     (12)     Ratio of net investment loss to average net assets

                     excluding the expenses and income of AFES Fund Limited                   0.36%                                      (0.48)%                                            0.68%                                   0.25%

PRIVACY NOTICE

What does Northern Lights Fund Trust do with your personal Information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number

•

Purchase History

•

Assets

•

Account Balances

•

Retirement Assets

•

Account Transactions

•

Transaction History

•

Wire Transfer Instructions

•

Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes To offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes Information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share
Questions?		Call 1-402-493-4603
Who we are		Who is providing this notice? Northern Lights Fund Trust

What we do
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

Open an account

•

Provide account information

•

Give us your contact information

•

Make deposits or withdrawals from your account

•

Make a wire transfer

•

Tell us where to send the money

•

Tells us who receives the money

•

Show your government-issued ID

•

Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

•

Sharing for affiliates' everyday business purposes – information about your creditworthiness

•

Affiliates from using your information to market to you

•

Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates		Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Non-affiliates		Companies not related by common ownership or control. They can be financial and nonfinancial companies • Northern Lights Fund Trust does not share with non-affiliates so they can market to you.
Joint marketing		A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

Adviser	Altegris Advisors, L.L.C. 1200 Prospect Street, Suite 550 La Jolla, CA 92037	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	Ernst & Young LLP 2001 Market Street, Suite 4000 Philadelphia, PA 19103	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	JPMorgan Chase Bank, N.A. 270 Park Ave. New York, NY 10017	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund's Statement of Additional Information dated January 29, 2013 (the "SAI"). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's policies and management. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI , and the Annual and Semi-Annual Reports to S hareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-877-772-5838 or visit www.altegrismutualfunds.com. You may also write to:

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

MutualHedge Frontier Legends Fund

Class A Shares: MHFAX

Class C Shares: MHFCX

Class I Shares: MHFIX

PROSPECTUS

January 29, 2013

                                                                                                                                                                                Advised By:

                                                                                                                                                                                Equinox Fund Management, LLC
                                                                                                                                                                                1775 Sherman Street, Suite 2500
                                                                                                                                                                                Denver, CO 80203

www.mutualhedge.com                                                                                                             1-888-643-3431

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Portfolio Manager
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
DISTRIBUTION OF SHARES
Distributor
Distribution of Fund Shares
Additional Compensation to Financial Intermediaries
Householding
CONSOLIDATED FINANCIAL HIGHLIGHTS
Privacy Notice

FUND SUMMARY: MutualHedge Frontier Legends Fund

Investment Objective:  The Fund seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index.

Fees and Expenses of the Fund:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares of the Fund’s Prospectus on page 30.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a% of original purchase price)	1.00%	1.00% (5)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a% of amount redeemed, if sold in less than 30 days)	1.00%	1.00%	1.00%
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.45%	1.45%	1.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (1)(2)	0.71%	0.71%	0.72%
Acquired Fund Fees and Expenses (3)	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	2.48%	3.23%	2.24%
Fee Waiver and/or Reimbursement (4)	(0.03)%	(0.03)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	2.45%	3.20%	2.20%

(1)

“Other Expenses” include fees and expenses associated with the Fund’s investments in Trading Companies (as defined below) through its wholly owned subsidiary (the “Subsidiary”) during the fiscal year ended on September 30, 2012.  0.27% of the Other Expenses for Class A, C and I shares are comprised of management fees paid to CTAs by the Trading Companies in which the Fund invested, 0. 21% of the Other Expenses for Class A, C and I shares are comprised of performance-based incentive fees (“Performance Fees”) paid to such CTAs by such Trading Companies and 0.04% of the other expenses for Class A, C and I are comprised of operating expenses attributable to the trading companies. As of September 30, 2012, the aggregate weighted average management fees and weighted average Performance Fees of the Managed Futures Programs (as defined below) in which the Subsidiary invested were 0.81% of notional exposure and 21.90% of trading profits, respectively. Positive performance of any Trading Company will have the effect of increasing Other Expenses to the extent that the relevant CTA earns Performance Fees. The Subsidiary’s investments in Trading Companies are also subject to certain derivative trading costs, including brokerage commissions and various exchange fees.

(2)

“Other Expenses” does not include costs associated with any over-the-counter derivatives that provide the Fund with exposure to Managed Futures Programs, which is the primary manner in which the Fund intends to gain exposure to Managed Futures Programs.  Costs associated with such derivative instruments include any fee paid to the Fund’s counterparty and the fees and expenses associated with the Managed Futures Programs referenced by such derivative instruments.  Such costs are included in the return of any such derivative instruments and, therefore, represent an indirect cost of investing in the Fund.  The Fund does not anticipate that it will pay fees to derivative counterparties in the fiscal year 2013 in excess of 0.50% of the notional exposure to Managed Futures Program provided by the relevant derivative instrument.  Based on the notional amount of the Fund’s over-the-counter derivative positions as of September 30, 2012, the Fund was subject to counterparty fees equal to approximately 0.34% (annualized) of Fund assets on such date.

(3)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(4)

The adviser has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses, until May 31, 2014 so that the total annual operating expenses (including the Advisory fee, any Rule 12b-1 fees and other expenses described in the Investment Advisory Agreement, but exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short) taxes or extraordinary expenses such as litigation) of the Fund do not exceed 1.86% for Class A shares, 2.61% for Class C shares and 1.61% for Class I shares.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

(5)

Purchases of Class C shares prior to November 13, 2012 are not subject to the CDSC.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$909	$1,300	$1,817	$3,227
Class C	$423	$992	$1,685	$3,529
Class I	$223	$696	$1,196	$2,572

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities or derivative instruments (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies:  The Fund pursues its investment objective by mainly investing, primarily, directly or indirectly through its wholly-owned subsidiary (the “Subsidiary”), in a combination of (i) Trading Companies that employ the Managed Futures Program of one or more commodity trading advisers (“CTAs”) selected by the Fund’s investment adviser, Equinox Fund Management, LLC ("Equinox" or the "Adviser") and/or derivative instruments such as swap agreements that provide exposure to the such Managed Futures Programs, and (ii) an actively managed fixed-income portfolio.  A “Managed Futures Program” generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. Each of these investments may be tied to a particular asset class: commodities, equities, fixed income or foreign currencies.  A “Trading Company” is a pooled investment vehicle organized as a limited liability company and operated as a commodity pool.  The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio, and the Fund’s assets consist principally of securities (including shares of the Subsidiary).  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

• Derivative Instruments:  The Fund or the Subsidiary may invest directly in a variety of derivative instruments including exchange-traded futures and option contracts, forward contracts (including interbank currencies), swaps and other over the counter (“OTC”) derivatives, or may invest in one or more Managed Futures Programs that utilize such derivative instruments to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.  Derivatives may be used as substitutes for securities, commodity, and currencies and for hedging price risk.  In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Any Managed Futures Program may take a long or short position in such markets.  Any investment in derivative instruments may be subject to fees and transaction costs that will negatively impact the Fund’s performance.

To the extent the Fund employs derivatives to gain exposure to Managed Futures Programs, it is anticipated that the Fund will utilize a total return swap (a "Swap"), a type of derivative instrument based on a customized index of Managed Futures Program(s) or a basket of Trading Companies (in each case, a “Reference Program”) designed to replicate the aggregate returns of the Managed Futures Programs selected by the Adviser. Any Swap will be based on a notional amount agreed upon by the Adviser and a counterparty. The Adviser will retain the ability to (i) add or remove Managed Futures Programs from the Reference Program and (ii) adjust the notional exposure between the Managed Futures Programs that comprise the Reference Program. Generally, the fees and expenses of a Swap are based on the notional value of the Swap. The value of a Reference Program typically includes a deduction for fees of the counterparty as well as management and performance fees of the relevant CTAs. Because the Reference Program is designed to replicate the returns of Managed Futures Programs selected by the Adviser, the performance of the Fund will depend on the ability of the relevant CTAs to generate returns in excess of the costs of the relevant Swap(s).

• Fixed-Income Securities: The fixed-income securities in which the Fund invest s in may have any maturity may include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government and its agencies and instrumentalities, money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument, and cash. The Fund may buy debt securities for liquidity purposes, to serve as collateral related to other Fund investments, or to seek income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts. The Fund may also invest, without limitation, in money market funds or other investment companies (such as exchange traded funds) whose assets are comprised primarily of fixed income securities or that seek to track the composition and/or performance of specific fixed income indexes. These fixed-income securities and other investments may serve as margin and collateral for the derivatives positions of the Fund.

• Subsidiary:  Generally, the Fund may invest up to approximately 25% of its total assets in the Subsidiary, which has the same investment objective as the Fund. Investments in the Subsidiary are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund.  To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Equinox employs a multi-step process to select and allocate across Managed Futures Programs that are consistent with the Fund’s investment objective:

i. Screening.  Equinox uses proprietary and commercial databases to identify a universe of Managed Futures Programs that may be suitable for investment by the Subsidiary.  These programs are quantitatively screened primarily based on their historic performance data (i.e., return streams and volatility over selected time frames).  Other criteria are also used to screen programs, including length of track record and assets under management.

ii. Analysis and Selection.  Equinox further analyzes the pre-screened Managed Futures Programs by examining both qualitative and quantitative factors.  The qualitative factors include the business backgrounds of the principals, the trading strategies used, and the depth of the CTA’s research department. Quantitative analyses include a variety of financial and statistical measures that are used to better comprehend and categorize the program trading strategies.

All Managed Futures Programs selected for inclusion into the portfolio undergo rigorous due diligence reviews before receiving an allocation.  Due diligence reviews include site visits, track record verification, and background checks of the firm and principals.

iii. Portfolio Design.    Equinox invests the assets of the Subsidiary with the aim of providing exposure to a portfolio of complementary Managed Futures Programs that is consistent with the Fund’s investment objective.  Equinox seeks to moderate portfolio risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across: (i) trading methodologies (e.g., trend following, countertrend, spread, technical, fundamental); (ii) trading time horizons; and (iii) sectors and markets (currencies, interest rates, stock market indices, energy resources, metals and agricultural products).  The relative weightings and overall exposure to Managed Futures Programs in the portfolio are adjusted periodically.

iv. Risk Management.  Equinox monitors the trading and performance of the Managed Futures Programs in the portfolio with the aims of identifying and mitigating unusual risks.  Some of the factors monitored are margin usage, daily volatility, and equity drawdowns.  Responses to extraordinary trading patterns or increased risk may include consultation with the CTA to determine the cause of the condition, partial redemption of allocated assets, or complete withdrawal from the trading program.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

The following describes some of the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through its investment in the Subsidiary.

Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of a Trading Company or commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Counterparty Risk. The derivative contracts entered into by the Fund, the Subsidiary or a Trading Company may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Subsidiary or a Trading Company, the Fund, the Subsidiary or Trading Company must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund, the Subsidiary or a Trading Company may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Credit Risk.  If a security issuer or a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.  Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.

Currency Risk.  The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a ny number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk.  The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities, commodities or currencies underlying those derivatives.  Derivatives have economic leverage inherent in their terms that will magnify losses.  There may be an imperfect correlation between the changes in market value of derivatives and the underlying asset upon which they are based.  Purchased options may expire worthless.  Derivative counterparties may default.  There may not always be a liquid secondary market for derivative contracts. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

Fixed-Income Securities Risk.  Fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

Foreign Market Risk.  There is less legal and regulatory protection for investors in foreign markets than that available domestically.  Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability.  Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation.  International trading activities are subject to foreign exchange risk.

Government Intervention and Regulatory Changes Risk .. The recent instability of financial markets has led the government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that are exposed to extreme volatility and in some cases lack of liquidity. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund.  There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

In addition, the Dodd-Frank Act established a new regulatory structure for derivatives. If more restrictive position limits are imposed on investors in the commodity futures and other derivative markets, the Managed Futures Programs in which trading companies invest, and as a result, the Fund, may be adversely affected. Similarly, changes in the regulation of foreign currency-related trading arising from the Dodd-Frank Act may make such trading more expensive for the Fund, and otherwise limit the Fund’s ability to engage in such trading, which could adversely affect the Fund.

In 2012, the CFTC adopted certain rule amendments that significantly affected the exemptions from CFTC regulations available to the Fund and its Subsidiary.  Effective January 1, 2013, the Fund and its Subsidiary are subject to CFTC regulations as a result of these changes.  At the time of the CFTC’s adoption of the rule amendments, Equinox was (and continues to be) registered as a commodity pool operator and, accordingly, is subject to CFTC regulations.  The on-going compliance implications of these amendments are not yet fully effective and their scope of application is still uncertain.  CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized.  The effects of these regulatory changes could increase Fund expenses, reduce investment returns or limit the Fund’s ability to implement its investment strategy.

Indirect F ees and Expenses Risk.  The cost of investing in the Fund may be higher than the cost of other mutual funds that invest directly in futures, forwards or other derivative instruments. In addition to the Fund's direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by any Trading Company in which the Fund or the Subsidiary invest, including commodity brokerage commissions and operating expenses. Further, any investment in a Managed Futures Program is expected to be subject to management and performance-based fees. Management fees typically are based on the leveraged account size or the “notional exposure” of the Fund to the relevant Managed Futures Program and not the actual cash invested.

Leverage/Volatility Risk.  The use of leverage by the Fund (or Managed Futures Programs in which the Fund invests) will cause the value of the Fund’s shares to be more volatile than if the Fund did not employ leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments.  Furthermore, derivative contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.

Liquidity Risk.  The Fund is subject to liquidity risk primarily due to its investments in derivatives.  Investments in illiquid assets involve the risk that the Fund may be unable to sell such assets or sell them at a reasonable price.

Management Risk.   The Adviser’s judgments about the attractiveness, value and potential appreciation or depreciation of a particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

Non-Diversification Risk.  The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

OTC Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Performance F ees Risk. The performance-based fees paid to a CTA may create an incentive for that CTA to make investments that are riskier or more speculative than those it might have made in the absence of such performance-based fees. In addition, because performance-based fees will generally be calculated on a basis that includes unrealized trading profits of the relevant Managed Futures Program, the fee may be greater than if it were based solely on realized gains. Positive performance of the Fund’s investments in a Managed Futures Program is expected to result in performance-based compensation being paid to the relevant CTA, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative. Further, because performance fees are frequently calculated on a quarterly basis (and, in some cases, upon a withdrawal of capital from a Trading Company), it is possible that a CTA could earn a performance fee in a year in which its overall performance for the entire year was negative.

Short Sale Strategy Risk. The trading strategies employed by a Managed Futures Program may involve short positions in the relevant markets and the underlying derivative instruments and futures contracts. The potential gain in respect of a short position is limited by the fact that such positions can never earn a trading profit greater than the price of the relevant asset at the time the short position was executed. Conversely, because losses on a short position arise from increases in the value of the security (or other asset) sold short, such loss is theoretically unlimited.

Subsidiary Risk.  The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Trading Strategy Risk.  The profitability of any Managed Futures Program depends primarily on the ability of its CTA to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts.  Such price movements are may be influenced by, among other things:

•

changes in interest rates;

•

governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

•

weather and climate conditions;

•

natural disasters, such as hurricanes;

•

changing supply and demand relationships;

•

changes in balances of payments and trade;

•

U.S. and international rates of inflation and deflation;

•

currency devaluations and revaluations;

•

U.S. and international political and economic events; and

•

changes in philosophies and emotions of various market participants.

A CTA’s trading methods may not take all of these factors into account. In addition, In addition, the Fund will indirectly bear the expenses, including management fees, incentive fees and transaction fees, of the relevant Managed Futures Programs through reduced returns.

The successful use of forward and futures contracts relies upon the relevant CTA’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are :

• Futures and forward contracts have a high degree of price variability and are subject to occasional rapid and substantial changes in market value of the instruments held;

• the imperfect correlation between the change in the price of the forward or futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts;

• possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

• possible market disruption or other extraordinary events, including but not limited to, governmental intervention;

• losses caused by unanticipated market movements, which are potentially unlimited;

• such CTA’s inability to predict correctly the direction of asset prices, interest rates, currency exchange rates and other economic factors; and

• the possibility that the counterparty will default in the performance of its obligations.

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, and potentially greater losses. There is no assurance that the Fund’s investment in a derivative instrument or Trading Company with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception.  The performance table compares the performance of the Fund’s Class A , Class C and Class I shares over time to the performance of a broad-based securities market index.   You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information will be available at no cost by visiting www.mutualhedge.com or by calling 1-888-643-3431.

Performance Bar Chart For Class A Shares – Total Return

Calendar Years Ended December 31

Returns do not reflect sales charges and would be lower if they did

Best Quarter:	September 30, 2011	6.81%
Worst Quarter:	December 31, 2012	(3.72)%

Performance Table

Average Annual Total Returns

(For period s ended December 31, 2012)

	One Year	Since Inception (12-31-09)
Class A Return before taxes	(9.46)%	(1.06)%
Class A Return after taxes on distributions	(9.46)%	(1.87)%
Class A Return after taxes on distributions and sale of Fund shares	(6.15)%	(1.35)%
Class C Return before taxes	(5.62)%	0.16%
Class I Return before taxes*	(3.71)%	(1.55)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	10.87%

*Class I shares commenced operations on May 24, 2011

The S&P 500 ® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies.  Index returns assume reinvestment of dividends.  An investor cannot invest directly in an index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).  After tax returns for Class C shares and Class I shares , which are not shown, will vary from those of Class A shares.

Investment Adviser:  Equinox Fund Management, LLC.

Portfolio Manager:  Richard Bornhoft, Chief Investment Officer of the Adviser, has been the Fund's portfolio manager since its inception on December 31, 2009. Brian Bell, Director of Research for the Adviser, Ajay Dravid, Managing Director of Portfolio Management for the Adviser, and Rufus Rankin, Director of Portfolio Management for the Adviser, joined the Fund’s portfolio management team on October 31, 2011.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or through a financial intermediary.  The minimum initial and subsequent investment in Class A and Class C shares is $2,500 and $500.  The minimum initial investment in Class I shares is $1,000,000 and there is no subsequent investment minimum.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:  The Fund seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index.

The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies:

The Fund pursues its investment objective by investing primarily , directly or indirectly through its wholly-owned subsidiary (the “Subsidiary”), in a combination of (i) Trading Companies that employ the Managed Futures Program of one or more commodity trading advisers (“CTAs”) selected by the Fund’s investment adviser, Equinox Fund Management, LLC ("Equinox" or the "Adviser") and/or derivative instruments such as swap agreements that provide exposure to the such Managed Futures Programs, and (ii) an actively managed fixed-income portfolio.  A “Managed Futures Program” generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. Each of these investments may be tied to a particular asset class: commodities, equities, fixed income or foreign currencies.  A “Trading Company” is a pooled investment vehicle organized as a limited liability company and operated as a commodity pool.  The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio, and the Fund’s assets consist principally of securities (including shares of the Subsidiary).  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

• Derivative Instruments: The Fund or the Subsidiary may invest directly in a variety of derivative instruments including exchange-traded futures and option contracts, forward contracts (including interbank currencies), swaps and other over the counter (OTC) derivatives, or may invest in one or more Managed Futures Programs that utilize such derivative instruments to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.  Derivatives may be used as substitutes for securities, commodity, and currencies and for hedging price risk.  In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Any Managed Futures Program may take a long or short position in such markets.  Any investment in derivative instruments may be subject to fees and transaction costs that will negatively impact the Fund’s performance.

To the extent the Fund employs derivatives to gain exposure to Managed Futures Programs, it is anticipated that the Fund will utilize a total return swap (a "Swap"), a type of derivative instrument based on a customized index of Managed Futures Program(s) or a basket of Trading Companies (in each case, a “Reference Program”) designed to replicate the aggregate returns of the Managed Futures Programs selected by the Adviser. Any Swap will be based on a notional amount agreed upon by the Adviser and a counterparty. The Adviser will retain the ability to (i) add or remove Managed Futures Programs from the Reference Program and (ii) adjust the notional exposure between the Managed Futures Programs that comprise the Reference Program. Generally, the fees and expenses of a Swap are based on the notional value of the Swap. The value of a Reference Program typically includes a deduction for fees of the counterparty as well as management and performance fees of the relevant CTAs. Because the Reference Program is designed to replicate the returns of Managed Futures Programs selected by the Adviser, the performance of the Fund will depend on the ability of the relevant CTAs to generate returns in excess of the costs of the relevant Swap(s).

• Fixed-Income Securities: The fixed-income securities in which the Fund invest s  may have of any maturity and may include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument, and cash. The Fund may buy debt securities for liquidity purposes, to serve as collateral related to other Fund investments, or to seek income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts. The Fund may also invest, without limitation, in money market funds or other investment companies (such as exchange traded funds) whose assets are comprised primarily of fixed income securities or that seek to track the composition and/or performance of specific fixed income indexes. These fixed-income securities and other investments may serve as margin and collateral for the derivatives positions of the Fund.

Subsidiary:  Generally, the Fund may invest up to approximately 25% of its total assets in the Subsidiary, which has the same investment objective as the Fund. Investments in the Subsidiary are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund.  To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.  It is expected that the Subsidiary will invest primarily in commodity and financial futures, option and swap contracts, fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions as well as interests in Trading Companies expected by the Adviser to provide similar exposure to the global derivatives market.  Please refer to the Statement of Additional Information for more information about the organization and management of the Subsidiary.

Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income").  Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as "qualifying income" for purposes of the 90% income requirement.  The Fund is relying on certain private letter rulings from the Internal Revenue Service issued to other mutual funds, which indicate that income from a fund’s investment in a subsidiary will constitute "qualifying income" for purposes of Subchapter M.

As with the Fund, the Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary.  Under this agreement, the Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund.  The investment advisory agreement of the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.  The Fund pays the Adviser a fee for its services.  The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund’s Board of Trustees for such termination.  The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives.  The expenses borne by the Subsidiary are not expected to be material in relation to the value of the Fund’s assets.  The Fund’s own expenses are reduced to some extent as a result of the payment of such expenses at the Subsidiary level.  Therefore, any duplicative fees for similar services provided to the Fund and Subsidiary are not material.

To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund.  As a result, the Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.  These policies and restrictions are described in detail in the Fund’s Statement of Additional Information.  The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The Subsidiary invests in the global derivatives markets through allocations to one or more proprietary Managed Futures Programs.  Generally, Managed Futures Programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments.  It is anticipated that the Managed Futures Programs accessed by the Fund will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.  The Subsidiary’s investment in a Managed Futures Program may be through investment in one or more Trading Companies advised by one or more CTAs registered with the U.S. Commodity Futures Trading Commission.

Equinox employs a multi-step process to select and allocate across Managed Futures Programs that are consistent with the Fund’s investment objective:

i. Screening.  Equinox uses proprietary and commercial databases to identify a universe of Managed Futures Programs that may be suitable for investment by the Subsidiary.  The initial screening is primarily quantitative in nature, based on the past performance of the Managed Futures Programs.  Some qualitative factors may also be considered at this stage, such as length of track record and assets under management.

ii. Analysis and Selection.  Equinox further analyzes the universe of pre-screened Managed Futures Programs by examining both qualitative and quantitative factors.  The qualitative factors include such things as the business backgrounds of the principals, the trading strategies used, and the depth of the CTA’s research department. Quantitative factors examined at this step include correlation analysis, time window analysis, and examination of performance cycles.

All programs selected for inclusion into the portfolio undergo rigorous due diligence reviews before receiving an allocation.  Due diligence reviews include site visits, track record verification, and background checks of the firm and principals.

iii. Portfolio Design.    Equinox invests the assets of the Subsidiary in such a manner as to provide exposure to a portfolio of Managed Futures Programs that Equinox believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across: (i) trading methodologies (e.g., trend following, countertrend, spread, technical, fundamental); (ii) trading time horizons; and (iii) sectors and markets (currencies, interest rates, stock market indices, energy resources, metals and agricultural products).  The relative weighting of the different Managed Futures Programs in the portfolio is recalculated periodically.

iv. Risk Management.  Equinox monitors the trading and performance of the Managed Futures Programs in the portfolio in an attempt to identify and mitigate unusual risks.  Some of the items monitored are margin usage, daily volatility, and equity drawdowns.  Responses to extraordinary trading patterns or increased risk may include consultation with the CTA to determine the cause of the condition, partial redemption of allocated assets, or complete withdrawal from the trading program.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary.  For that reason, references to the Fund may also include the Subsidiary.

Investment Objective and Strategies	Asset Class	Role in an Investor’s Portfolio

•  The Fund seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets while seeking to manage downside risk.  Using a dynamic volatility target mechanism, the Fund seeks to constrain volatility at a level that is generally lower than the historical long-term volatility of the S&P 500 Index.

• Invests in a combination of derivatives and fixed income securities.

•  Generally, the Fund may also invest up to approximately 25% of its total assets in its wholly-owned and controlled Subsidiary.  The Subsidiary primarily invests in Trading Companies and derivatives (including futures, forwards, options, structured notes and swap contracts) that provide exposure to selected Managed Futures Programs and fixed income securities that serve as collateral for its derivative positions.

	• A combination of derivatives, government securities and other fixed income securities often referred to as a "managed futures" strategy.	• Allocation to alternative assets. • Complimentary role to stocks, bonds and other alternative asset classes.

Principal Investment Risks:

The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of this Prospectus. The following describes the common risks of the Fund, except as noted.

Commodities Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such production countries could have a disproportionate impact on the prices of such commodities.

The value of a Trading Company or commodity-linked derivative instrument may be affected by changes in overall market movements, commodity pricevolatility, changes in interest rates, or factors affecting a particular industry or market sector.

Counterparty Risk

Many of the derivative contracts entered into by the Fund, the Subsidiary or a Trading Company will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Subsidiary or a Trading Company, the Fund, the Subsidiary or Trading Company must be prepared to make such payments when due. The Fund will not enter into any agreement with a counterparty unless the Adviser believes that counterparty is creditworthy. In addition, if a counterparty’s creditworthiness declines, the Fund, the Subsidiary or a Trading Company may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

If a security issuer defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

When the Fund or any Trading Company invests in over-the-counter derivatives (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on any counterparty exposes the Fund to the risk that such counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If any counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

In addition, to the extent the Fund or any Trading Company deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Currency Risk

The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk

The Fund will invest a percentage of its assets in derivatives, such as futures and options contracts. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities and commodities underlying those derivatives.

In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also poses additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps, and forward currency exchange contracts. Risks of these instruments include:

• that interest rates, securities and commodity prices and currency markets will not move in the direction that the Adviser or a CTA anticipate;

• that prices of the relative derivative instruments and the prices of underlying securities, commodities, interest rates or currencies they are designed to reflect do not move together as expected;

• that the skills needed to use these strategies are different than those needed to select portfolio securities;

• the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

• If the Fund enters into a derivative instrument directly, that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);

• particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position;

• the inability to close out certain hedged positions to avoid adverse tax consequences,

• the fact that “speculative position limits” imposed by the CFTC and certain futures exchanges on net long and short positions may require the Fund to limit or unravel positions in certain types of instruments; and

• the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.

Fixed-Income Securities Risk

Fixed income and debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in a “secondary market”— that is, they are traded by people other than their original issuers. Fixed Income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a fixed income security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of fixed income securities will tend to rise. Changes in the value of a fixed income or debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares.

Foreign Market Risk

A substantial portion of the trades of the Managed Futures Programs are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Some foreign markets present additional risk, because they are not subject to the same degree of regulation as their U.S. counterparts. No U.S. regulatory agency or any domestic exchange regulates activities on any foreign boards of trade or exchanges (such as the execution, delivery and clearing of transactions) or has the power to compel enforcement of the rules of a foreign board of trade or exchange or of any applicable foreign laws. Similarly, the rights of market participants, in the event of the insolvency or bankruptcy of a foreign market or broker are also likely to be more limited than in the case of U.S. markets or brokers. As a result, in these markets, there is less legal and regulatory protection than that available domestically.

Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. An adverse development with respect to any of these variables could reduce the profit or increase the loss earned on trades in the affected international markets.  International trading activities are subject to foreign exchange risk.

Government Intervention and Regulatory Changes Risk

The recent instability in financial markets has led the government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that are exposed to extreme volatility and in some cases lack of liquidity. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund.  There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

In addition, the Dodd-Frank Act established a new regulatory structure for derivatives. If more restrictive position limits are imposed on investors in the commodity futures and other derivative markets, the Managed Futures Programs in which trading companies invest, and as a result, the Fund, may be adversely affected. Similarly, changes in the regulation of foreign currency-related trading arising from the Dodd-Frank Act may make such trading more expensive for the Fund, and otherwise limit the Fund’s ability to engage in such trading, which could adversely affect the Fund.

In 2012, the CFTC adopted certain rule amendments that significantly affected the exemptions from CFTC regulations available to the Fund and its Subsidiary.  Effective January 1, 2013, the Fund and its Subsidiary are subject to CFTC regulations as a result of these changes.  At the time of the CFTC’s adoption of the rule amendments, Equinox was (and continues to be) registered as a commodity pool operator and, accordingly, is subject to CFTC regulations.  The on-going compliance implications of these amendments are not yet fully effective and their scope of application is still uncertain.  CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized.  The effects of these regulatory changes could increase Fund expenses, reduce investment returns or limit the Fund’s ability to implement its investment strategy.

Indirect Fees and Expenses Risk

The cost of investing in the Fund may be higher than the cost of other mutual funds that invest directly in futures, forwards or other derivative instruments. In addition to the Fund's direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by any Trading Company in which the Fund or the Subsidiary invest, including commodity brokerage commissions and operating expenses. Further, any investment in a Managed Futures Program is expected to be subject to management and performance-based fees. Management fees typically are based on the leveraged account size or the “notional exposure” of the Fund to the relevant Managed Futures Program and not the actual cash invested.

Leverage/Volatility Risk

The Fund may employ leverage and may invest in leveraged instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund or any Managed Futures Program may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include the investment of collateral from loans of portfolio securities, or the use of when issued, delayed-delivery or forward commitment transactions. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may also cause the Fund or a Managed Futures Program to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where the Fund or a Managed Futures Program , for any reason, is unable to close out the transaction.

Furthermore, derivative contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the trading positions of the Fund or any Managed Futures Program suddenly turn unprofitable.

Liquidity Risk

The Fund is subject to liquidity risk primarily due to its investments in derivatives. The Fund may invest up to 15% of its net assets in illiquid securities or instruments .. Derivatives , such as swaps, options, warrants and other derivative instruments. Derivatives may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Fund may be unable to sell the asset or sell it at a reasonable price. In addition, the Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.

An investment in derivatives is also subject to the risk that the Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Fund may be exposed to the risk of additional losses due to such delays.

Management Risk

The Adviser’s judgments about the attractiveness, value and potential appreciation or depreciation of a particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

Non-Diversification Risk

The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

OTC Trading Risk

Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Performance Fees Risk

The performance-based fees paid to a CTA may create an incentive for that CTA to make investments that are riskier or more speculative than those it might have made in the absence of such performance-based fees. In addition, because performance-based fees will generally be calculated on a basis that includes unrealized trading profits of the relevant Managed Futures Program, the fee may be greater than if it were based solely on realized gains. Positive performance of the Fund’s investments in a Managed Futures Program is expected to result in performance-based compensation being paid to the relevant CTA, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative. Further, because performance fees are frequently calculated on a quarterly basis (and, in some cases, upon a withdrawal of capital from a Trading Company), it is possible that a CTA could earn a performance fee in a year in which its overall performance for the entire year was negative.

Short Sale Strategy Risk

The trading strategies employed by a Managed Futures Program may involve short positions in the relevant markets and the underlying derivative instruments and futures contracts. The potential gain in respect of a short position is limited by the fact that such positions can never earn a trading profit greater than the price of the relevant asset at the time the short position was executed. Conversely, because losses on a short position arise from increases in the value of the security (or other asset) sold short, such loss is theoretically unlimited.

Subsidiary Risk

The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Adviser will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary’s portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Trading Strategy Risk

The profitability of any Managed Futures Program depends primarily on the ability of its CTA to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts.  Such price movements may be influenced by, among other things:

• changes in interest rates;

• governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

• weather and climate conditions;

• natural disasters, such as hurricanes;

• changing supply and demand relationships;

• changes in balances of payments and trade;

• U.S. and international rates of inflation and deflation;

• currency devaluations and revaluations;

• U.S. and international political and economic events; and

• changes in philosophies and emotions of various market participants.

A CTA’s trading methods may not take all of these factors into account. The Managed Futures Programs in which the Fund may invest actively trade derivative instruments using a variety of strategies and investment techniques that involve significant risks. Such derivative instruments may include futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by a typical mutual fund, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated. In addition, Managed Futures Programs are typically subject to relatively high management fees and often include performance-based fees which further reduce the potential return of the Fund’s or the Subsidiary’s investments. These costs are in addition to the operating expenses associated with the Fund. The combined impact of these costs will reduce Fund performance. Furthermore, performance-based fees may create an incentive for a CTA to make investments that are riskier or more speculative than they might have made in the absence of such arrangements. The Adviser anticipates that any Managed Futures Program will be subject to (i) management fees that range between 0.0% and 2.0% of notional exposure, and (ii) performance-based incentive fees are expected to range from 0.0% to 30.0% of new high net trading profits. Any Managed Futures Program is also subject to certain derivative trading costs, including brokerage commissions and various exchange fees.

A Managed Futures Program’s use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Managed Futures Programs (and indirectly the Fund through its investment in such Managed Futures Programs) will have the potential for greater losses, as well as the potential for greater gains, than if the Managed Futures Program did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in a Managed Futures Program’s exposure to an asset class and may cause the performance of such Managed Futures Program to be volatile. Accordingly, the Fund’s NAV may be volatile because of its investment in the Managed Futures Programs.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  The Fund will publish a schedule of its 10 largest portfolio holdings, which may include its holding of the Subsidiary. In addition, the Fund shall publish a complete schedule of the Subsidiary’s holdings that each individually account for at least 1% of the value of the Fund’s net assets. Both schedules shall be published as of the most recent calendar-month end on the Fund’s website at www.mutualhedge.com generally within 10 business days after the end of the calendar month. This information will remain on the website until new information for the next month is posted.

MANAGEMENT

Investment Adviser:  Equinox Fund Management, LLC, a Delaware limited liability company formed in 2003, serves as the investment adviser to the Fund.  It has been registered with the Commodity Futures Trading Commission as a commodity pool operator since 2003 and registered with the SEC as an investment adviser since 2007.  The Adviser’s principal place of business is located at 1775 Sherman Street, Suite 2500, Denver, CO 80203.  The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis.  As of September 30, 2012, the Adviser had approximately $1,504 million in assets under management.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.45% of average daily net assets for the Fund.   The Adviser has contractually agreed with the Fund to waive advisory fees and, if necessary, reimburse certain other expenses, to limit the Net Total Annual Fund Operating Expenses (including the advisory fee, any Rule 12b-1 fees and other expenses described in the Investment Advisory Agreement, excluding front-end or contingent deferred loads, taxes, acquired fund fees and expenses, indirect expenses, expenses of other collective investment vehicles including Trading Companies, brokerage fees and commissions, borrowing costs (such as interest on securities sold short), and extraordinary expenses such as litigation) to 1.86% of average daily net assets for Class A Shares, 2.61% of average daily net assets for Class C Shares and 1.61% of average daily net assets for Class I Shares of the Fund through May 31, 2014.  Fees deferred or reimbursed are subject to possible recoupment from the applicable class of Fund shares in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract with the Adviser will be available in the Fund’s Annual Report to Shareholders dated September 30, 2012.

Portfolio Managers

Richard Bornhoft is a Co-Founder and the Chief Investment Officer of the Adviser. He leads the Adviser’s Portfolio Management Team and is responsible for day-to-day investment decisions for the Fund.  Mr. Bornhoft has over 30 years of experience in the alternative investment industry. He specializes in the creation, evaluation, and risk monitoring of managed futures investment portfolios for institutional and individual investors. Mr. Bornhoft began his career directing hedging strategies for mortgage and agricultural companies and banks, and subsequently as a systematic CTA. Mr. Bornhoft co-founded one of the first multiple-CTA managed futures funds in 1983, and his own futures investment advisory firm in 1985. Over the course of his career, Mr. Bornhoft has financially engineered and directed the research, design and on-going management of multiple-CTA managed futures portfolios for approximately 20 pension plans, corporations and banking institutions throughout the world. He has served on numerous arbitration boards and committees of regulatory and industry organizations. Mr. Bornhoft earned his BS in Agricultural Business from Colorado State University. He holds securities licenses Series 7, 24, 63 and CFTC/NFA Series 3.

Dr. Ajay Dravid is the Managing Director of Portfolio Management for the Adviser and joined the Adviser in 2011. As a co-portfolio manager of Equinox Fund Management’s mutual funds, Dr. Dravid is involved in day-to-day portfolio and risk management, as well as in developing and structuring new products. Prior to joining Equinox, he was a consultant and a member of the Executive Committee of The Frontier Fund. Dr. Dravid has more than 30 years of experience in industry, academia, and financial services. From 2004 to 2006, he was President of Saranac Capital Management, a separate entity spun out from Citigroup to manage more than $3 billion in hedge fund assets. From 1996 to 2004, he was a Director and then a Managing Director at Salomon Brothers and Citigroup, where he helped to build and manage the hedge fund business and platforms. He was a co-portfolio manager for the Multi-Strategy Arbitrage funds, a quantitative analyst for the Equity Long-Short funds, and the head of the Risk Committee. He was also involved in the structuring and marketing of funds and in client service. From 1993 to 1996, Dr. Dravid was a Vice President in the Asset Allocation Research Group of Salomon Brothers. Prior to this, he was an Assistant Professor of Finance at the Wharton School.

Dr. Dravid has published numerous papers in leading academic and practitioner journals including Journal of Finance, Journal of Financial Economics, and Journal of Derivatives. Dr. Dravid received a BSc in Physics from the University of Poona (India), an MA in Physics from SUNY at Stony Brook, an MBA in Finance and Marketing from the University of Rochester, and a PhD in Finance from the Graduate

School of Business at Stanford University. He holds a CFTC/NFA Series 3 registration.

Rufus Rankin is the Adviser’s Director of Portfolio Management and joined the Adviser in 2011. Mr. Rankin works on the conception, development and implementation of new products and distribution strategies for investment products managed by Equinox Fund Management, a role that requires daily contact with and evaluation of CTAs, and other alternative investment managers. He is a co-portfolio manager of the firm’s mutual funds. Prior to his current role, he performed sales for The Frontier Fund, held roles at SEI, and Morgan Stanley, and previously owned and operated a translation firm. Mr. Rankin holds a BA in Philosophy and a Masters in International Studies from North Carolina State University, and is currently ABD in the process pursuing a Doctorate of Business Administration with a concentration in finance and a dissertation on statistical methods of creating more diversified multi-manager portfolios.

Brian Bell serves as the Adviser’s Director of Research. He has been active in futures for over 20 years. He is a co-portfolio manager of Equinox Fund Management’s mutual funds. Before joining Equinox Fund Management, he was a senior software engineer at CQG Inc, from 1987 to 2000, and the founder of Custom Trading Solutions, a company that developed and marketed technical indicators to customers throughout the world. In those roles, he developed and tested thousands of technical trading systems, provided consulting services on the design and evaluation of technical indicators and trading systems to many private and professional traders, and developed and led training seminars on designing and evaluating mechanical trading systems for several leading Wall Street firms. Mr. Bell earned both his MS in Electrical Engineering and his BS in Engineering Physics from the University of Colorado. He holds a CFTC/NFA Series 3 registration.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of Fund shares.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day , Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, The Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

The Fund offers three classes of shares, Class A, Class C and Class I.  The primary differences between each class are the applicable sales charges, ongoing fees and minimum investment requirements.  You will need to decide on a share class to purchase before making your initial investment.  You should weigh the impact of all potential costs over the life of your investment.  Each share class is available to all investors who meet the investment minimum for the class, as described below.  The Fund may change investment minimums at any time.  The Fund reserves the right to waive sales charges and investment minimums.  Not all share classes may be available for purchase in all states.

Front-End Sales Charges – Class A Shares

Class A shares of The Fund are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, which may be waived in the Adviser’s discretion, apply to your purchases of Class A shares of the Fund, at net asset value with the following front end sales charges ("FESC") based on the amount of purchase:

Amount Invested	Sales Charge as a% of Offering Price(1)	Sales Charge as a% of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See Below

(1)

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: for sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in the Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.50% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a 1% CDSC on shares redeemed during the first 12 months after their purchase in the amount equal to the commissions paid on those shares redeemed.

You may qualify for reduced sales charges or sales charge waivers.  If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary.  To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.  This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries.  In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.  See "Reduced Sales Charges" on the following page.

Waiver of Front-End Sales Charge – Class A Shares

The front-end sales charge will be waived on Class A Shares purchased:

•

through reinvestment of dividends and distributions;

•

through an Equinox asset allocation account advised by the Adviser or one of its affiliates;

•

by persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of Class A Shares");

•

by employees, and members of their immediate family, of the Adviser and its affiliates;

•

by employees and retirees of the Fund administrator or Distributor;

•

by Trustees and officers of the Trust;

•

by participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor;

•

by clients of registered investment advisers that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee;

•

by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed;

•

through financial intermediaries who have entered into an agreement with the Fund’s Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers; or

•

through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Fund’s Distributor or otherwise, do not receive any portion of the front-end sales charge.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of the Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) of the Fund that you redeemed within the past 90 days.  In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge.  To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption.  In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares.  Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Reduced Sales Charge – Class A Shares

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Fund or its agent may request account statements if it is unable to verify your account information.

The Fund does not provide additional information on reduced sales charges on its website because the information is contained in its prospectus, which is available on the Fund’s website at http://www.EquinoxFundManagement.com/ECSF_Home.aspx

Rights of Accumulation

In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation.  If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the Fund’s transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load.  You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount.  You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent

You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.  In other words, a Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time.  The Fund will only consider the value of Class A Shares sold subject to a sales charge.  As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation.  To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent.  In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter.  Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter.  The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege

When calculating the appropriate sales charge rate, the Fund will, upon written notification at the time of purchase, combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21).  This combination also applies to Class A Shares you purchase with a Letter of Intent.

Purchasers Qualifying for Reductions in Initial Sales Charges

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals

•

an individual, his or her spouse, or children residing in the same household;

•

any trust established exclusively for the benefit of an individual;

Trustees and Fiduciaries

•

a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

Other Groups

•

any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of the Fund held in all accounts ( e.g .., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge.  Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it.  Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

Class C Shares

Class C shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. Purchases of Class C shares prior to November 13, 2012 are not subject to the CDSC.

Class I Shares:   Class I shares of the Fund are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.  Class I shares charge no 12b-1 fees and require a minimum initial investment of $1,000,000.

Exchanges for Class I Shares

Holders of Class A and Class C shares issued by the Fund may exchange their shares for Class I shares provided that they hold their shares through a Selling Broker or other financial intermediary or institution that:(1) has a distribution agreement with the Fund’s Distributor to offer Class I shares, (2) charges such clients an ongoing fee for advisory, investment, consulting or similar fee ‐based charges for financial services or have entered into an agreement with the Fund’s Distributor to offer Class I shares through a no ‐load network or platform; (3) authorizes such an exchange; and (4) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus. Any such exchange is subject to the Fund’s discretion to accept or reject the exchange. Class A shareholders who purchased $1,000,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $1,000,000 or more and redeemed within eighteen months of the date of original purchase, unless the Fund’s Adviser in its sole discretion determines to waive the applicable CDSC. Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Fund’s Adviser in its sole discretion determines to waive the applicable CDSC. For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund is not expected to result in the recognition of a capital gain or loss.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail

MutualHedge Frontier Legends Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail

MutualHedge Frontier Legends Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

Minimum and Additional Investment Amounts

The minimum initial investment to open an account is $2,500 for Class A shares and Class C shares and $1,000,000 for Class I shares and the minimum subsequent investment in Class A and Class C shares is $500.  There is no minimum subsequent investment requirement for Class I shares or when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund reserves the right to waive or reduce the above minimum investment requirements at the discretion of the Adviser.  The Fund may change the investment minimums at any time.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.   Make all checks payable to the name of the particular Fund in which you intend to invest .. The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC ("GFS"), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number, and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When Order is Processed

All shares will be purchased at the NAV, plus any applicable sales charges, per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:   When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

•

the name of the Fund;

•

the dollar amount of shares to be purchased;

•

a completed purchase application or investment stub; and

•

check payable to the applicable Fund.

Purchases through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s Distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund.   The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchases by Wire

If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-643-3431 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically takes money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $25 on specified days of each month into your established Fund account.  Please contact the Fund at 1-888-643-3431 for more information about the Fund’s Automatic Investment Plan.

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-888-643-3431 for appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redemptions

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption by regular, express or overnight mail to:

via Regular Mail

MutualHedge Frontier Legends Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail

MutualHedge Frontier Legends Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts, except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-888-643-3431.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund, GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Early Redemption Fee

The Fund may charge a 1.00% redemption fee on the proceeds (calculated at market value) of a redemption of its shares made less than 30 days of purchase.  The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.  The redemption fee is imposed to the extent that the number of Fund shares redeemed in less than 30 days exceeds the number of Fund shares that have been held for 30 days or more. The redemption fee will not apply in the following circumstances:

• Redemptions resulting from death or disability

• Redemptions through an Automatic Transfer Plan

• Redemptions of shares purchased through an Automatic Investment Plan

• Redemptions of shares acquired through dividend reinvestment

• Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended and

• Redemptions in connection with Exchanges of Shares

Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund.

Systematic Withdrawal Plan

If your individual account, IRA, or other qualified plan account has a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-888-643-3431.

When Redemptions are Sent

Once the Fund receives your redemption request in "good order" (as described below), it will issue a check based on the next determined NAV following your redemption request.  Before selling recently purchased shares, please note that if the Fund’s transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 10 calendar days from the purchase date.  This procedure is intended to protect t he Fund and its shareholders from loss.

Good Order

Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

• The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

• The request must identify your account number;

• The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

• If you request that the redemption proceeds to be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

• you wish to change the bank or brokerage account that you have designated on your account;

• you request a redemption to be made payable to a person not on record with the Fund;

• you request that a redemption be mailed to an address other than that on record with a Fund;

• the proceeds of a requested redemption exceed $50,000;

• any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

• your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Fund to obtain this form.  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary, or other organization.  A notary public cannot guaranty signatures.

Where shares are held in the name of an accredited bank, Medallion Signature Guarantee requirements may be waived at the discretion of the Fund.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Financial Intermediaries

If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Low Balances

For regular accounts, if at any time your account balance falls below $1,000 or there has been no shareholder activity in the account for the past 12 months, a Fund may notify you that, unless the account is brought up to at least $1,000 or you initiate activity in the account within 60 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

Exchanging Shares

At no charge, you may exchange Class A or Class C Shares of the Fund for the same share class of the MutualHedge Event Driven Legends Fund or MutualHedge Long-Short Legends Fund (which do not offer Class I Shares) by writing to or calling the Fund. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and do es not accommodate market timing or other disruptive trading activities.  Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.  The Fund may invest a portion of its assets in small capitalization companies.  Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the Fund portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders.  Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Fund’s Board has also approved the 1.00% early redemption fee on shares redeemed in less than 30 days of purchase.

The Fund currently commits staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s "Market Timing Trading Policy."  If a shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, the Fund and its adviser will further evaluate the shareholder’s transactions to determine whether the trading pattern suggests an ongoing market timing strategy.  Though this method involves judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that a shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to uniformly limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While The Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries.  For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers.  More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy.  However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.  If the Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant.  Upon instructions from the Adviser, the service providers will take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.  The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.  Call 1-888-643-3431 to find out when the Fund expects to make a distribution to shareholders.

The Fund may invest in complex securities and derivatives which may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities.  In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Each sale or exchange of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.  The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

More information about taxes is in the Statement of Additional Information.

Dividends and Distributions

Normally, The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually.  If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.  To elect cash payment, you must notify the Fund in writing prior to the date of the distribution.  Your election will be effective for dividends and distributions paid after the Fund receives your written notice.  To cancel your election, simply send the Fund written notice.

Choosing a Distribution Option

When you complete your account application, you may choose from three distribution options:

1.   You may invest all income dividends and capital gains distributions in additional shares of the Fund. This option is assigned automatically if no other choice is made.

2.   You may elect to receive income dividends and capital gains distributions in cash.

3.   You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of the Fund.

If you elect to receive distributions and dividends by check and the post office cannot deliver your check and your proper address cannot be determined, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. You may change your election at any time. Your request for a change must be received in writing by the Transfer Agent prior to the record date for the distribution for which a change is requested.

DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Distribution of Fund Shares

The Fund has adopted a distribution plan for Class A and Class C Shares that allows the Fund to pay distribution and service fees for the sale and distribution of their shares, and for services provided to shareholders.  Class I shares do not participate in the distribution plan.  Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  Distribution fees, as a maximum annual percentage of average daily net assets, are 0.25% for Class A shares and 0.75 % for Class C shares.

Shareholder Servicing Arrangements

The Fund may compensate financial intermediaries for providing a variety of services to shareholders.  "Financial intermediaries" include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates.  This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary.  The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.  In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account.  Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% , based on average daily net assets for Class A Shares and Class C Shares ..   Class I Shares do not participate in the Plan.   The Fund does not pay these service fees on shares purchased directly.  In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

Additional Compensation to Financial Intermediaries

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus.  These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Fund.  A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries.  To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.  For more information please see "Payments to Financial Intermediaries" under the heading "Shareholder Services" in the Fund’s Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates.  These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary.  Any such payments will not change the net asset value or price of the Fund’s shares.  Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

Householding

To reduce expenses, the Fund will mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-643-3431 on days the Fund is open for business or contacts your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The consolidated financial highlights table is intended to help you understand the MutualHedge Frontier Legends Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the consolidated financial statements audited by McGladrey & Pullen LLP, whose report, along with the Fund’s consolidated financial statements, are included in the Fund’s September 30, 2012 annual report, which is available upon request.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented

	Class A
	Year Ended September 30, 2012		Year Ended September 30, 2011		Period Ended September 30, 2010 (1)
Net asset value, beginning of period	$ 10.67		$ 10.10		$ 10.00
Activity from investment operations:
Net investment loss(2)	(0.14)		(0.51)		(0.09)
Net realized and unrealized
gain (loss) on investments	(0.22)		1.43		0.19
Total from investment operations	(0.36)		0.92		0.10
Less distributions from:
Net investment income	(0.37)		(0.35)		-
Net realized gains	(0.00)	(10)	(0.00)	(10)	-
Total distributions	(0.37)		(0.35)		-
Paid-in-capital from redemption fees (10)	0.00		0.00		0.00
Net asset value, end of period	$ 9.94		$ 10.67		$ 10.10
Total return(3)	(3.33)%		9.32%		1.00%	(9)
Net assets, at end of period (000s)	$ 501,465		$ 456,108		$ 113,177
Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average
net assets(4)(7)(12)	2.41%		5.96%		-	(11)
Ratio of net expenses to average
net assets(7)(13)	2.38%		5.93%	(6)	-	(11)
Ratio of net investment loss
to average net assets(8)(14)	(1.41)%		(4.87)%		-	(11)
Portfolio Turnover Rate	9%		68%		0%	(9)

(1) The MutualHedge Frontier Legends Fund’s Class A shares commenced operations on December 31, 2009.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5) Annualized for periods less than one full year.
(6) Represents the ratio of expenses to average net assets inclusive of Adviser’s recapture of waived/reimbursed fees from prior periods.
(7) Does not include the expenses of other exchange traded funds companies in which the Fund invests.
(8) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.
(9) Not Annualized
(10) Amount represents less than $0.01 per share.
(11) If the income and expenses of MFL-CFC had been included for the period ended September 30, 2010, the ratios would have been as follows:

Ratio of gross expenses to average
net assets(4)(7)				9.21%	(5)
Ratio of net expenses to average
net assets(7)				8.43%	(5)
Ratio of net investment loss
to average net assets(8)				(7.42)%	(5)
(12) Ratio of gross expenses to average
net assets excluding the expenses of MFL-CFC (4)(7)	1.89%	1.97%		2.98%	(5)
(13) Ratio of net expenses to average
net assets excluding the expenses of MFL-CFC (7)	1.86%	1.93%	(6)	2.20%	(5)
(14) Ratio of net investment loss to average net assets
excluding the income and expenses of MFL-CFC (8)	(0.90)%	(0.85)%		(1.19)%	(5)

	Class C
	Year Ended September 30, 2012		Year Ended September 30, 2011		Period Ended September 30, 2010(1)
Net asset value, beginning of period	$ 10.55		$ 10.05		$ 10.00
Activity from investment operations:
Net investment loss(2)	(0.22)		(0.58)		(0.14)
Net realized and unrealized
gain (loss) on investments	(0.21)		1.41		0.19
Total from investment operations	(0.43)		0.83		0.05
Less distributions from:
Net investment income	(0.34)		(0.33)		-
Net realized gains	(0.00)	(10)	(0.00)	(10)	-
Total distributions	(0.34)		(0.33)		-
Paid-in-capital from redemption fees (10)	0.00		0.00		0.00
Net asset value, end of period	$ 9.78		$ 10.55		$ 10.05
Total return(3)	(4.09)%		8.45%		0.50%	(9)
Net assets, at end of period (000s)	$ 78,011		$ 59,920		$ 8,836
Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average
net assets(4)(7)(12)	3.16%		6.71%		-	(11)
Ratio of net expenses to average
net assets(7)(13)	3.13%		6.67%	(6)	-	(11)
Ratio of net investment loss
to average net assets(8)(14)	(2.17)%		(5.62)%		-	(11)
Portfolio Turnover Rate	9%		68%		0%	(9)

(1) The MutualHedge Frontier Legends Fund’s Class C shares commenced operations on December 31, 2009.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5) Annualized for periods less than one full year.
(6) Represents the ratio of expenses to average net assets inclusive of Adviser’s recapture of waived/reimbursed fees from prior periods.
(7) Does not include the expenses of other exchange traded funds companies in which the Fund invests.
(8) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.
(9) Not Annualized
(10) Amount represents less than $0.01 per share.
(11) If the income and expenses of MFL-CFC had been included for the period ended September 30, 2010, the ratios would have been as follows:

Ratio of gross expenses to average
net assets(4)(7)	12.20%	(5)
Ratio of net expenses to average
net assets(7)	9.18%	(5)
Ratio of net investment loss
to average net assets(8)	(8.21)%	(5)

(12) Ratio of gross expenses to average
net assets excluding the expenses of MFL-CFC (4)(7)	2.65%	(5)	2.71%		5.97%	(5)
(13) Ratio of net expenses to average
net assets excluding the expenses of MFL-CFC (7)	2.61%	(5)	2.67%	(6)	2.95%	(5)
(14) Ratio of net investment loss to average net assets
excluding the income and expenses of MFL-CFC (8)	(1.65)%	(5)	(1.60)%		(1.99)%	(5)

	Class I
	Year Ended September 30, 2012		Period Ended September 30, 2011(1)
Net asset value, beginning of period	$ 10.68		$ 10.23

Activity from investment operations:
Net investment loss(2)	(0.07)		(0.16)
Net realized and unrealized
gain (loss) on investments	(0.26)		0.61
Total from investment operations	(0.33)		0.45

Less distributions from:
Net investment income	(0.39)
Net realized gains	(0.00)	(9)
Total distributions	(0.39)

Paid-in-capital from redemption fees (9)	0.00		0.00

Net asset value, end of period	$ 9.96		$ 10.68

Total return(3)	(3.08)%		4.40%	(8)

Net assets, at end of period (000s)	$ 331,291		$ 157,885

Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average
net assets(4)(6)(10)	2.17%		5.43%
Ratio of net expenses to average
net assets(6)(11)	2.13%		5.33%
Ratio of net investment loss
to average net assets(7)(12)	(1.19)%		(4.36)%

Portfolio Turnover Rate	9%		68%	(8)
(1) The MutualHedge Frontier Legends Fund’s Class I shares commenced operations on May 24, 2011.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5) Annualized for periods less than one full year.
(6) Does not include the expenses of other exchange traded funds in which the Fund invests.
(7) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.
(8) Not Annualized
(9) Amount represents less than $0.01 per share.

(10) Ratio of gross expenses to average
net assets excluding the expenses of MFL-CFC (4)(6)	1.65%	1.70%	(5)
(11) Ratio of net expenses to average
net assets excluding the expenses of MFL-CFC (6)	1.61%	1.61%	(5)
(12) Ratio of net investment loss to average net assets
excluding the income and expenses of MFL-CFC (7)	(0.67)%	(0.62)%	(5)

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

MUTUALHEDGE FRONTIER LEGENDS FUND

Investment Adviser Equinox Fund Management, LLC 1775 Sherman Street, Suite 2500 Denver, CO 80203	Transfer Agent Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130
Distributor Northern Lights Distributors, LLC 17605 Wright Street Omaha, Nebraska 68130	Custodian Union Bank, National Association 350 California Street, 6th Floor San Francisco, California 94104
Legal Counsel Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215	Independent Registered Public Accountants McGladrey LLP 555 Seventeenth Street, Suite 1000 Denver, Colorado 80202

Additional information about the Fund is included in the Fund’s Statement of Additional Information dated January 29, 2013 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund’s policies and management.  Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected t he Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-643-3431 or visit www.mutualhedge.com. You may also write to:

MutualHedge Frontier Legends Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

FUND SUMMARY
Investment Objectives
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Investment Adviser Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objectives
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Investment Adviser Portfolio Managers
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
Factors to Consider When Choosing a Share Class
Minimum and Additional Investment Amounts
When Order is Processed
Retirement Plans
HOW TO REDEEM SHARES
Redeeming Shares
Redemptions in Kind
When Redemptions are Sent
When You Need Medallion Signature Guarantees
Retirement Plans
Low Balances
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Privacy Notice

FUND SUMMARY

Investment Objectives:   The Fund’s two investment objectives are to provide long-term total return (the combination of yield and net price gains from the Underlying Funds) and to limit volatility and downside risk.

Fees and Expenses of the Fund:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A and Class A1shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 18  of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class A1	Class C	Class I	Class I1	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load)(as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.40%	1.00%	0.25%	0.40%	None	None
Other Expenses	0.21%	0.34%	0.21%	0.21%	0.34%	0.21%	0.25%
Acquired Fund Fees and Expenses ( [1] )	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%
Total Annual Fund Operating Expenses	2.30%	2.58%	3.05%	2.30%	2.58%	2.05%	2.09%
Fee Waiver and Reimbursement(2)	-	(0.09)%	-	-	(0.09)%	-	-
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.30%	2.49%	3.05%	2.30%	2.49%	2.05%	2.09%

(1)

Acquired Fund Fees and Expenses are the estimated average indirect costs of investing in other investment companies (the “Underlying Funds”).  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)  The Fund's adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until January 31, 2014 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, leverage, interest, brokerage fees, acquired fund fees and expenses, expenses incurred with any merger or reorganization, taxes, dividend expense on securities sold short and extraordinary expenses, such as litigation)), do not exceed 1.75%, 1.90%, 2.50%, 1.75%, 1.90%, 1.50% and 1.50% of its average daily net assets of the Class A, Class A1, Class C, Class I, Class I1, Class R and Class Y shares, respectively of the Fund.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$795	$1,252	$1,734	$3,059
Class C	$308	$942	$1,601	$3,365
Class I	$233	$718	$1,230	$2,636
Class R	$208	$643	$1,103	$2,379
Class A1	$813	$1,323	$1,859	$3,316
Class I1	$252	$794	$1,362	$2,908
Class Y	$212	$655	$1,124	$2,421

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 125% of the average value of its portfolio.

Principal Investment Strategies:  The Sierra Core Retirement Fund is a “fund of funds”.  The Fund's Adviser seeks to achieve the Fund's investment objectives by investing in (1) open-end investment companies (mutual funds), (2) exchange-traded funds (“ETFs”), and (3) closed-end investment companies (collectively "Underlying Funds") using the Adviser's multi-asset diversification strategy.  The Adviser constructs the Fund's broadly-diversified investment portfolio by investing at various times in a wide range of Underlying Funds that invest in various security and investment categories.

Underlying Funds include those that invest in:

•

equity securities (common and preferred stock) of both domestic and foreign companies of various sizes;

•

fixed-income securities of domestic and foreign corporate and government issuers, without restriction as to maturity or credit quality, including "high yield" securities;

•

physical commodities, such as crude oil, copper and wheat, through mutual funds and ETFs that invest in commodity-linked derivatives;

•

currencies and the Dollar Index, and its inverse;

•

funds that rise in value when interest rates rise; and

•

money-market instruments.

The Fund defines high yield securities, also known as "junk bonds," as fixed-income securities rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO)), and if unrated, determined by the Adviser to be of comparable quality.

The Adviser's multi-asset diversification strategy employs unusually broad diversification across Asset Classes (investment categories), markets, industries and issuers in an effort to limit downside risk as well as to seek opportunities to enhance return.  The Adviser constructs the Fund's portfolio in the following manner:  First, the Adviser selects Asset Classes that it believes will respond differently to a variety of economic forces.  Second, the Adviser identifies diversified Underlying Funds through which the Fund can participate in each chosen Asset Class.  Third, within many Asset Classes, the Adviser attempts to identify Underlying Funds with managers whose history demonstrates an ability to add positive Alpha (above-peer-group-average total return after adjusting for volatility).  Where available, the Fund invests in institutional share classes, those with the lowest internal fees for those Underlying Funds.  Fourth, the Adviser monitors each Underlying Fund daily, and sells or hedges the Underlying Fund whenever it declines “substantially”, as defined by the Adviser’s proprietary studies of the historic behavior of the Asset Class represented by the Underlying Fund.

The Adviser does not employ a passive, “buy and hold”, strategy.  As part of its integrated risk-management disciplines, the Adviser monitors each Fund holding daily and applies a trailing stop discipline to each Underlying Fund within the Fund’s portfolio, based on the proprietary approach (“Sell disciplines”) which the portfolio managers have used since 1987 with their managed separate accounts, in order to limit the impact on the overall Fund portfolio of any sustained decline in a given Asset Class or Underlying Fund.

The Sell disciplines used by the portfolio managers for the past 22 years are not designed to attempt to buy at lows or to sell at highs, but to participate in a substantial part of any sustained uptrend in a selected Asset Class, as well as to step aside during most of any sustained downtrend.  The Adviser employs a “reactive” approach as distinct from a “predictive” approach.  The Adviser does not consider its approach to be a “trading” style in terms of frequency, and does not expect to average more than two Sell signals per year in each Asset Class.

The overall Asset Allocation of the Fund is not fixed.  It can and does change significantly over time as the Adviser decides to re-allocate portions of the portfolio in response to trend changes in the U.S. and global economy and in various investment markets. The Fund's Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objectives.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Many factors affect the Fund’s net asset value and performance.

•

Equity Risk.  The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by those Underlying Funds that invest in U.S. and/or foreign stocks.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

•

Fixed-Income Risk.  When the Fund invests in Underlying Funds that invest in fixed-income securities, the value of your investment in the Fund will fluctuate with changes in interest rates, as well as other factors.  Defaults by fixed income issuers in which the Underlying Funds invest may also harm performance.

•

Junk Bond Risk.  Underlying Fund investments in lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce liquidity in these bonds.  Junk bond issuers are more sensitive to economic conditions than high quality issuers and more likely to seek bankruptcy protection which will delay resolution of bond holder claims and may eliminate liquidity.

•

Foreign Risk.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The net asset value of the Fund will fluctuate based on changes in the value of the foreign securities held by any Underlying Funds that invest in such securities.

•

Emerging Markets Risk.  Underlying Funds may invest in emerging market countries that may have relatively unstable governments, weaker economies, and less-developed legal systems, which do not protect securities holders.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.

•

Commodity-Linked Derivative Risk.  When the Fund invests in commodities through Underlying Funds that invest in commodity-linked derivative instruments the Fund is exposed to risks affecting a particular industry or commodity, such as drought, floods, and adverse regulatory developments.  Commodity-linked derivatives may also have leverage risk, which amplifies the effect of a small movement in commodity prices on the Fund.

•

Management Risk.  The Adviser's dependence on multi-asset diversification and judgments about the attractiveness, value and potential appreciation of particular Asset Classes in which the Fund invests will in some cases prove to be incorrect and have negative impacts on performance.

•

Portfolio Turnover Risk.  As to the portion of the portfolio invested in ETFs and closed-end investment companies, turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs.  The Fund’s investment style will result in most capital gains within the portfolio being realized as short-term capital gains.

•

Small and Mid-Capitalization Issuer Risk.  Investments in Underlying Funds that own securities of small- and mid-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.  These companies often have narrower markets, fewer products, or services to offer and more limited managerial and financial resources than do larger, more established companies.

•

Underlying Fund Costs and Risks.  Each Underlying Fund is subject to specific risks, depending on its investments.  Underlying Funds are also subject to investment advisory and other expenses, which are indirectly borne by the Fund.  As a result, your overall cost of investing in the underlying stocks, bonds and other basic assets will be higher than the cost of investing directly in them, and may be higher than other mutual funds that invest directly in stocks and bonds.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of Class R shares of the Fund for each full calendar year since the Fund's inception.  The performance table compares the performance of the share classes of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-866-738-4363 or visiting SierraMutualFunds.com.

Class R Annual Total Return For Calendar Years Ended December 311

1  The returns are for Class R Shares, which would have substantially similar annual returns as the other share classes because the shares are invested in the same portfolio of securities and the returns for each class would differ only to the extent that the classes do not have the same expenses.

Best Quarter:	2nd Quarter 2009	20.12%
Worst Quarter:	3rd Quarter 2008	(3.52)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2012)

	One Year	Five Year	Life of Fund (inception 12-24-07)*
Class R shares
Return before taxes	6.91%	8.56%	8.54%
Return after taxes on distributions	5.67%	6.80%	6.78%
Return after taxes on distributions and sale of Fund shares	4.47%	6.38%	6.37%
Class A shares
Return before taxes with sales load	0.49%	7.07%	7.06%
Class C shares*
Return before taxes	5.86%	-	4.50%
Class I shares
Return before taxes	6.68%	8.31%	8.30%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	1.28%

*Class C shares commenced operations February 5, 2010.

Class A1, Class I1 and Class Y shares are not shown because they commenced operations on June 7, 2012 and do not have a full calendar year of performance ..

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs). After tax returns are not shown for Class A, C and I shares and would differ from those of Class R shares.

The Standard and Poor's 500 Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies.  Index returns assume reinvestment of dividends. Its performance does not reflect any deduction for fees, management expenses or taxes.  An investor cannot invest directly in an index.

Investment Adviser:  Wright Fund Management, LLC is the Fund’s investment Adviser.

Investment Adviser Portfolio Managers:  David C. Wright, JD, Managing Director, Kenneth L. Sleeper, MBA, PhD, Managing Director and Frank Barbera, CMT, Executive Vice President are each co-portfolio managers.  Both David C. Wright and Kenneth L. Sleeper have each served the Fund in their respective capacity since it commenced operations in December 2007.  Frank Barbera became co-portfolio manager in December 2011. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Class A, Class A1, Class C, Class I and Class I1 shares is $10,000 and the minimum subsequent investment is $1,000.  The minimum initial investment in the Class R is $100,000 and the minimum subsequent investment is $1,000. The minimum initial investment in the Class Y is $20,000,000 and no minimum subsequent investment requirement.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Class A, Class C or Class I shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:  The Fund’s investment objectives are to provide long-term total return (the combination of yield and net price gains from the Underlying Funds) and to limit volatility and downside risk.Total return is composed of income and capital appreciation.  The Fund’sinvestment objectives are not a fundamental policy, and may be changed by the Board of Trustees without shareholder approval upon 60 days written notice.

Principal Investment Strategies:  The Fund's Adviser seeks to achieve the Fund's investment objectives by investing primarily in (1) open-end investment companies (mutual funds), (2) exchange-traded funds (“ETFs”), and (3) closed-end investment companies, using the Adviser's multi-asset diversification strategy.  The Adviser maintains and updates a broadly diversified investment portfolio for the Fund by investing in a range of Underlying Funds that invest in various security and investment categories.  Underlying Funds include those that invest in:

•

equity securities (common and preferred stock) of both domestic and foreign companies of various sizes;

•

fixed-income securities of domestic and foreign corporate and government issuers, without restriction as to maturity or credit quality, including "high yield" securities;

•

physical commodities, such as crude oil, copper and wheat, through mutual funds and ETFs that invest in commodity-linked derivatives;

•

currencies and the Dollar Index, and its inverse;

•

funds that rise in value when interest rates rise; and

•

money-market instruments.

The Fund defines high yield securities, also known as "junk bonds," as fixed-income securities rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO)), and if unrated, determined by the Adviser to be of comparable quality.

For all Asset Classes (and subclasses) in which the Fund invests, the Adviser analyzes performance correlation of the Underlying Fund to benchmarks, standard deviation, historic total return, sensitivity to the economic cycle, fundamental valuation and other factors in order to decide how much of a given Asset Class to include in the Fund’s investment portfolio from time to time.  The Adviser will choose Underlying Funds based on the likely contributions to future total return and to diversification of risk within the overall Fund portfolio.  The performance of the Underlying Funds, in terms of total return, price volatility and diversification for the Fund is monitored by the Adviser on a daily basis, and when an Underlying Fund declines more than a normal fluctuation (as determined by the Adviser’s criteria) or no longer meets the Adviser's investment criteria, it may be sold and new Underlying Funds may be purchased.

The Adviser invests assets of the Fund in shares of unaffiliated no-load mutual funds, load funds on a load-waived basis and institutional mutual funds, as well as ETFs.  The Adviser derives no income or commissions from any Underlying Funds.  The Adviser selects Underlying Funds within each Asset Class (investment category) based on analysis of the historical behavior of that Asset Class and whether the managers of the Underlying Funds have a history of adding value, as compared to their peer groups.

Adviser's Multi-Asset Investment Strategy

The Adviser's multi-asset diversification strategy employs unusually broad diversification across Asset Classes (investment categories), markets, industries and issuers in an effort to limit downside risk as well as to seek opportunities to enhance return.  The Adviser constructs the Fund's portfolio in the following manner:  First, the Adviser selects Asset Classes that it believes will respond differently to a variety of economic forces.  Second, the Adviser identifies diversified Underlying Funds through which the Fund can participate in each chosen Asset Class.  Third, within many Asset Classes, the Adviser attempts to identify Underlying Funds with managers whose history demonstrates an ability to add positive Alpha (above-peer-group-average total return after adjusting for volatility).  Fourth, the Adviser monitors each Underlying Fund daily, and sells or hedges the Underlying Fund whenever it declines “substantially”, as defined by the Adviser’s proprietary studies of the historic behavior of the Asset Class represented by the Underlying Fund.

The Adviser does not employ a passive, “buy and hold”, strategy.  As part of its integrated risk-management disciplines, the Adviser monitors each Fund holding daily and applies a trailing stop discipline to each Underlying Fund within the Fund’s portfolio, based on the proprietary approach (“Sell disciplines”) which the portfolio managers have used since 1987 with their managed separate accounts, in order to limit the impact on the overall Fund portfolio of any sustained decline in a given Asset Class or Underlying Fund.

The Sell disciplines used by the portfolio managers for the past 24 years are not designed to attempt to buy at lows or to sell at highs, but to participate in a substantial part of any sustained uptrend in a selected Asset Class, as well as to step aside during most of any sustained downtrend.  The Adviser employs a “reactive” approach as distinct from a “predictive” approach.  The Adviser does not consider its approach to be a “trading” style in terms of frequency, and does not expect to average more than two Sell signals per year in each Asset Class.

The overall Asset Allocation of the Fund is not fixed.  It can and does change significantly over time as the Adviser decides to re-allocate portions of the portfolio in response to trend changes in the U.S. and global economy and in various investment markets.

Risk-Management Strategies:

The Adviser applies an integrated set of risk-management disciplines with the goal of limiting the impact of downside risk of the Fund's portfolio in the following manner:  First, the Adviser constructs (and from time to time modifies) the portfolio with a view to Asset Class diversification, in the sense that the Adviser uses Asset Classes that respond to a variety of underlying driving forces, ranging from economic shifts to investor mood; and with a view to the historic average total return and volatility of the individual Asset Classes.  Second, the Adviser uses well-diversified Underlying Funds to participate in each chosen Asset Class – and in some cases, Underlying Funds that diversify among two or more Asset Classes.  Third, within most Asset Classes, the Adviser attempts to identify Underlying Fund managers whose history demonstrates an ability to add positive Alpha – incremental total return in excess of incremental risk.  Fourth, the Adviser monitors each Underlying Fund daily, and the Adviser reacts with a long-tested methodology to sell or hedge the Underlying Fund whenever it declines “substantially”, as defined by the Adviser’s studies of the historic behavior of that Asset Class.

The Adviser monitors, on a daily basis, the price trend of each Underlying Fund.  When the value of an Underlying Fund declines in an amount determined to be in excess of a normal fluctuation for that Asset Class, the Adviser will move the assets from the Underlying Fund temporarily into a money-market fund or other temporary defensive investment.  The Adviser's sell disciplines are intended to protect the Fund from any continuation of a downward trend in an Underlying Fund and Asset Class, but are not based on any attempt to predict the future value or trend of an Underlying Fund.

The amount of price fluctuation in an Underlying Fund that the Adviser will tolerate depends upon the historic volatility of the Asset Class in which the Underlying Fund invests.  For example, the Adviser will tolerate much larger price swings and price volatility in an equity Underlying Fund than in a fixed-income Underlying Fund.

When the value of an Underlying Fund stabilizes and turns up, the Adviser will move the assets from the money market or other temporary defensive investment back into the original Underlying Fund, unless in the interim the Adviser has identified a more attractive Underlying Fund.

From time to time, the Adviser may sell an Underlying Fund in order to purchase a new Underlying Fund in the same Asset Class or to revise the asset allocation mix among Asset Classes.

Principal Investment Risks:

•

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the Underlying Funds in which the Fund invests.  The Fund will invest in some Underlying Funds that invest in equity securities, which are more volatile and carry more risk than some other forms of investment.  The price of equity securities may rise or fall because of fluctuations in the economy, specific industries and investor sentiment.  Stock prices in general will periodically decline over short and even extended periods of time.  Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or a decline in earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates or investor attitudes, among other factors.

•

Fixed Income Risks.When the Fund invests in fixed income Underlying Funds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of the Underlying Funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors impacting fixed income securities include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk and prepayment risk.  These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.  In addition, some of the Underlying Funds in which the Fund will invest from time to time invest in what are sometimes referred to as "high yield" or "junk" bonds.  Such securities are considered speculative investments that carry greater risk of default and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•

Junk Bond Risk:  Fund investments in Underlying Funds that invest in lower-quality fixed income securities, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk).  Such securities may also include "Rule 144A" securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund's share price.

•

Foreign Risk.  The Fund will make frequent use of Underlying Funds that invest in foreign securities in order to seek diversification.  Investments in Underlying Funds that invest in foreign equity and debt securities could subject the Fund to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. securities.  The values of foreign securities are also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations and foreign securities may be more illiquid that domestic securities.

•

Emerging Markets Risk.  Some of the Underlying Funds invest in securities of issuers located in emerging countries.  Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases and securities markets that trade a smaller number of securities.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Companies in emerging markets are often smaller, less seasoned and more recently organized than many U.S. companies.  Emerging market countries may have less-developed legal systems, which may not protect securities holders.

•

Commodity-Linked Derivative Risk.The Fund may seek exposure to the commodity markets through Underlying Funds which invest in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodities futures contracts or the performance of commodity indices.  These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.  The value of a commodity-linked derivative generally is based upon the price movements of a physical commodity.  The Fund’s occasional and partial allocations to the commodities markets may subject the Fund to greater volatility for those positions than investments in traditional securities.  The value of commodity-linked derivative instruments, commodity based exchange traded trusts and commodity based ETFs may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments, and investor sentiment.

•

Management Risk. The share price of the Fund changes daily based on the performance of the Underlying Funds in which it invests.  The ability of the Fund to meet its investment objective is directly related to the Adviser's ability to identify Underlying Funds that have the potential to achieve positive total return, and to create diversity within the total portfolio of the Fund.  The Adviser's dependence on multi-asset diversification and judgments about the attractiveness, value and potential appreciation of particular Asset Classes in which the Fund invests may prove to be incorrect and may not produce the desired results.  There is no guarantee that the Adviser's investment strategy with respect to Asset Classes or Underlying Funds will produce positive long-term results.

•

Portfolio Turnover Risk.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Portfolio turnover refers to the rate at which the Underlying Funds held by the Fund are bought and sold.  The higher the rate, the higher the transactional and brokerage costs associated with turnover, which may reduce the Fund’s returns, unless the securities traded can be bought and sold without significant transaction or commission costs or redemption fees.  Because the Fund will seldom hold an Underlying Fund for 12 months or more, investors who own the Fund in taxable accounts will be subject to federal income tax at short-term rates.

•

Small and Mid-Capitalization Issuer Risk.  Investments in Underlying Funds that own securities of small- and mid-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.  Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies.  Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small and mid-cap companies may have returns that can vary, occasionally significantly, from the market in general.

•

Underlying Fund Risk.  Underlying Funds are subject to investment advisory and other expenses, which are indirectly borne by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs, mutual funds and closed-end funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.  ETFs and closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange.  Their shares may trade at a discount or a premium in market price if there is a limited market in such shares and are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Because the value of ETFs and closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting performance.  Each Underlying Fund is subject to specific risks, depending on the nature of its investment objective and strategies, including liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed-income securities, real estate investments, and commodities.  The index-tracking ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF's ability to track its applicable indices.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities and money-market instruments.  These short-term debt securities and money market instruments include: shares of money-market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  When the Fund is partly or fully in a defensive position, the opportunity to achieve its performance objective will be limited.

Portfolio Holdings Disclosure:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.

MANAGEMENT

Investment Adviser:  Wright Fund Management, LLC, located at 3420 Ocean Park Boulevard, Suite 3060, Santa Monica, California 90405, serves as investment Adviser to the Fund.  Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund's investment portfolio.  The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions.  The Adviser was established in 2007.  As of January 1, 2013, the Adviser and its affiliated advisory firms had total assets under management of approximately $ 1.7 billion.

For the fiscal year ended September 30, 2012 the Adviser received an annual advisory fee equal to 1.25% of the Fund's average daily net assets.  A discussion regarding the basis for the Board of Trustees’ renewal of the advisory agreement is available in the Fund's annual shareholder report dated September 30, 2012 ..

The Adviser has contractually agreed to waive all or part of its management fees and/or to make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least until January 31 , 2014 , so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) of the Fund do not exceed 1.75%, 1.90%, 2.50%, 1.75%, 1.90%, 1.50% and 1.50% for Class A, A1, C, I, I1, Y and R shares, respectively.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the specified limits, within three years of when the amounts were waived or recouped. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and thereby increase its net performance to shareholders.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings.

Investment Adviser Portfolio Managers:  David C. Wright, JD, Kenneth L. Sleeper, MBA, PhD and Frank Barbera are jointly and primarily responsible for the day-to-day management of the Fund.   Both David C. Wright and Kenneth L. Sleeper have each served the Fund in their respective capacity since it commenced operations in December 2007.  Mr. Barbera became co-portfolio manager in January 2011.

Mr. Wright and Dr. Sleeper have been the principals of two affiliated Registered Investment Advisory firms – Sierra and Ocean Park (see below) – for more than twenty years, specializing in developing and implementing managed-risk, low-volatility portfolio management disciplines for separate accounts for clients who are primarily retirees and other conservative investors, currently managing in excess of $ 936 million in such separate accounts.

David C. Wright

Mr. Wright has been a 50% beneficial owner and the Managing Principal of the Adviser since its formation in 2007.  He and trusts formed by him own 50% of the profit interest of the Adviser.  He has been President, Director and 50% shareholder of Sierra Investment Management Inc. (“Sierra”), an affiliate of the Adviser, since 1992 and was a general partner of Sierra’s predecessor since its formation in 1987.  Mr. Wright has also been the President, Director and 50% shareholder of Ocean Park Asset Management, Inc. (“Ocean Park”), another affiliate of the Adviser, since its formation in 1988.

From 1982 to early 1985, Mr. Wright developed several market-timing technical studies.  Mr. Wright served as director of Technical Research at Bateman Eichler, Hill Richards, Inc., a large brokerage/investment banking firm headquartered in Los Angeles, California from 1985 through September 1987.  Mr. Wright has also written and spoken on a wide range of investment topics for both public and professional audiences.  He served on the Board of Directors of the Los Angeles Chapter of the American Association of Individual Investors from 1983 to 2007.

Kenneth L. Sleeper

Dr. Sleeper has been a 50% beneficial owner of the Adviser since its formation in 2007. He and trusts formed by him own 50% of the profit interest of the Adviser.  He has been the Senior Vice President, a Director and 50% shareholder of Sierra since 1992 and was a general partner in its predecessor since its formation in 1987; and the Senior Vice President, a Director and 50% shareholder of Ocean Park and its predecessor since its formation in 1988.

Frank Barbera, CMT

Mr. Barbera joined the Advisor and its affiliates as a senior executive in January 2011 and began serving as a Portfolio Manager of the Adviser for the Fund in December 2011.  Mr. Barbera served as Senior Director of Investment Management for Caruso Affiliated Holdings ("Caruso") in Los Angeles, California from 2009 until 2010.  He was a Columnist for Financial Sense from 2007 until 2009.  He served as Marketing Director for Sierra Investment Management, Inc. from 2007 until 2009 and was Senior Portfolio Manager for Caruso from 2001 until 2007.  Mr. Barbera graduated from the University of Southern California (USC) with a BA in Economics from the School of Liberal Arts, and Computer Science from the School of Engineering.  He holds the CMT (Chartered Market Technician) designation, and has been prominent as an investment analyst for over 20 years, most recently managing over $1 billion for Caruso.  Mr. Barbera began working in the investment industry in 1986, and was an on-screen analyst for Financial News Network, then The Business Channel in Los Angeles, for eleven years before becoming a portfolio manager at the Kavanaugh Fund from 1999 until 2001, when he began managing part, then all of the financial assets of Caruso.

The Fund's Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

Prior Performance Information: Balanced Program Accounts

Mr. Wright and Dr. Sleeper are jointly responsible for managing separate accounts for clients of Sierra and Ocean Park, a portion of which are invested in Sierra’s “Balanced Program” and Ocean Park’s substantially identical Balanced Program.  Mr. Wright and Dr. Sleeper have full discretionary authority over the selection of investments for those Balanced Program accounts, and use substantially the same goals and style of investment management in managing the Fund.  The Fund has substantially the same investment objectives, policies and strategies as the Balanced Program accounts.

The information for the Balanced Program accounts is provided to show the past performance of those accounts as measured against the specified benchmark and supplemental index.  The performance of the Balanced Program accounts does not represent the historical performance of the Fund, and should not be considered indicative of future performance of the Balanced Program accounts or the Fund.  Future results will differ from past results because of differences in future behavior of the various investment markets, account expenses and the timing of purchases and sales, among other things.  In addition, the Balanced Program accounts are not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940, as amended and the Internal Revenue Code, which, if applicable, might have adversely affected the performance of the Balanced Program accounts during the periods shown.

Performance of the Fund during future periods will definitely vary.  Some months and some quarters will result in negative performance; indeed, some future years may have negative performance.

The Adviser provided the information shown below and calculated the performance information as to the Balanced Program accounts.  The Balanced Program accounts' returns shown include realized and unrealized gains plus income, including accrued income.  These returns have been adjusted to reflect the estimated expenses of the Class A shares of the Fund, including 12b-1 fee, in place of the fees charged for the Balanced Program separate accounts.  Adjusted performance information of the Class R shares of the Fund, which do not bear a 12b-1 fee, would reflect a slightly higher annual return. The performance is shown both gross and net of the maximum sales load of 5.75%, which is the maximum sales load for Class A shares of the Fund and the most recent fiscal year operating expenses of the Fund of 1. 71% (excluding the expenses incurred within Underlying Funds) for Class A shares of the Fund and 1. 46 % for Class R and 1.50% for Class Y shares.  Sales load for the Class A shares are lower for larger purchases.  Results include the reinvestment of dividends and capital gains.  Returns from cash and cash equivalents in the Balanced Program accounts are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.  The Balanced Program accounts were valued on a daily basis.

Sierra and Ocean Park Balanced Program Accounts

Average Annual Total Returns

For the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Balanced Program Accounts[1] (assuming Class A expenses and maximum sales load)	0.57%	6.15%	7.89%
Balanced Program Accounts[1] (assuming Class A expenses, but excluding sales load)	6.71%	7.44%	8.53%
Morningstar World Allocation average[2]	10.74%	1.61%	8.15%
Morningstar Conservative Allocation average[2]	9.40%	3.63%	5.71%
Standard & Poor's 500 Index[3]	16.00%	1.66%	7.10%
Balanced Program Accounts[1] (assuming Class R and Class Y expenses)	6.87%	7.57%	8.69%

1 As of December 31, 2012 , the Balanced Program accounts totaled $ 192 million.

2 The Adviser has chosen the average of the mutual funds in Morningstar’s Conservative Allocation category as its “benchmark”.   The Morningstar Conservative Allocation average is the average performance, published by Morningstar, of mutual funds that Morningstar categorizes in its Conservative Allocation group, as published by Morningstar at the end of each calendar quarter, and thus the original reports include funds that have subsequently merged, changed categories or liquidated. We use the original data, where available, to avoid this “survival bias” distortion.

The Adviser had previously used Morningstar’s World Allocation category, but when Morningstar greatly expanded its categories, the Conservative Allocation category was chosen since its definition more closely fits the goals and risk/return characteristics of the Sierra Core Fund.

3 The Standard and Poor's 500 Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies and is considered to be representative of the U.S. equity market.  Unlike a mutual fund, the S&P 500 also does not reflect any trading costs or management fees, and one cannot invest in it directly.

Supplemental Fund Performance Information

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures compared to the Standard and Poor's 500

Total Return Index for the period ended September 30, 2012

The inception date of the Fund’s Class A, I and R shares is December 24, 2007.  The inception date of the Fund’s Class C shares is February 5, 2010. The inception date of the Fund’s Class A1, I1 and Y shares is June 7, 2012. The Standard and Poor's 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies.  Index returns assume reinvestment of dividends. Its performance does not reflect any deduction for fees, management expenses or taxes. An investor cannot invest directly in an index.  The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%.  Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses, including acquired fund fees and expenses, are currently 2.30 % for Class A and Class I shares, 2.05 % for Class R shares, 3.05 % for Class C shares, 2.49 % for Class A1 and Class I1 shares and 2.09 % for Class Y shares.  For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND) or visit www. SierraMutualFunds.com.

HOW SHARES ARE PRICED

The public offering price and Net Asset Value ("NAV") of Fund shares are determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of the Fund's shares outstanding ((Asset minus liabilities)/number of shares=NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.   The NAV takes into account the expenses and fees of the Fund, including investment advisory, administration, and distribution fees, which are accrued daily.  The determination of NAV of the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, ETFs and other traded securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  Although not part of the Adviser’s principal investment strategy, since the Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV of the Fund, the Adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio occur before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser or sub-Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act (mutual funds), the Fund’s net asset value is calculated based upon the net asset values of the mutual funds in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes:  This Prospectus describes seven classes of shares offered by the Fund: Class A, Class A1, Class C, Class I, Class I1, Class R and Class Y.  The Fund offers these seven classes of shares so that you can choose the class that best suits your investment needs.  Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges, ongoing fees and minimum investment.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund.  The Fund reserves the right to waive sales charges or permit share class transfers at the Fund’s or the Adviser’s discretion. All share classes may not be available for purchase in all states.

Class A Shares and Class A1 Shares: Class A and class A1 shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares and up to 0.40% of the average daily net assets of the Class A1 shares. The minimum initial investment in the Class A and Class A1 shares is $10,000 and the minimum subsequent investment is $1,000.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The following sales charges apply to your purchases of Class A and Class A1 shares of each Fund:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $50,000	5.75%	6.10%	5.50%
$50,000 to $99,999	4.75%	4.99%	4.50%
$100,000 to $249,999	3.75%	3.90%	3.50%
$250,000 to $499,999	3.00%	3.09%	2.75%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	None	None	See Below

(1)

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

The adviser shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A and Class A1 shares over $1 million calculated as follows:  1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million.  The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A and Class A1 shares.

As shown, investors that purchase $1,000,000 or more Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a Contingent Deferred Sales Charge (“CDSC”) on shares redeemed within the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.  Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 18 months or more are not subject to the CDSC.

You may be able to buy Class A and Class A1 shares without a sales charge when you are:

•

Current and retired directors and officers of the Fund, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

•

Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the Adviser (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

•

Participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Adviser.

•

Clients of registered investment advisors that have entered into arrangements with the Adviser providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee, including third party administrators.

•

Institutional investors (which may include bank trust departments and registered investment advisors).

•

Any accounts established on behalf of registered investment Advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Adviser.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account.  A minimum initial investment of $1 million in the Fund is required.  The Adviser, in its sole discretion, may waive these minimum dollar requirements.

Right of Accumulation:  For the purposes of determining the applicable reduced sales charge on the Class A and Class A1 shares, the right of accumulation allows you to include prior purchases of Fund shares as part of your current investment as well as reinvested dividends.  To qualify for this option, you must be either:

•

an individual;

•

an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•

a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund’s distributor, Northern Lights Distributors, LLC, at the time of your purchase.  You will need to give the distributor your account numbers.  Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent:  The letter of intent allows you to count all investments within a 13-month period in Class A and Class A1 shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges.  The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Fund from discontinuing sales of its Class A or Class A1 shares.  You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include the cost of shares of the Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent.  You may combine purchases by family members (limited to spouse and children, under the age of 21, living in the same household).  You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information.  Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares:  Class C shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.  The minimum initial investment in the Class C shares is $10,000 and the minimum subsequent investment is $1,000.

Class I Shares:  Class I shares of the Fund are sold at NAV without an initial sales charge and are subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class I shares.  This means that 100% of your initial investment is placed into shares of the Fund.  Class I shares require a minimum initial investment of $10,000.

Class I1 Shares:  Class I1 shares of the Fund are sold at NAV without an initial sales charge and are subject to 12b-1 distribution fees of up to 0.40% of the average daily net assets of Class I1 shares.  This means that 100% of your initial investment is placed into shares of the Fund.  Class I1 shares require a minimum initial investment of $10,000 and the minimum subsequent investment is $1000.

Class R Shares:  Class R shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees ..  This means that 100% of your initial investment is placed into shares of the Fund ..   Class R shares have a higher minimum initial investment than Class A, Class C and Class I shares.  Class R shares require a minimum initial investment of $100,000.  Registered Investment Advisors and broker/dealer firms that have omnibus accounts with the Fund may achieve the required initial minimum by aggregating an initial purchase on behalf of multiple clients.

Class Y Shares:  Class Y shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees ..  This means that 100% of your initial investment is placed into shares of the Fund, but have a higher minimum initial investment than Class A, Class A1, Class C, Class I, Class I1 or Class R shares.    Class Y shares require a minimum initial investment of $20,000,000.  Registered Investment Advisors and broker/dealer firms that have omnibus accounts with the Fund may achieve the required initial minimum by aggregating an initial purchase on behalf of multiple clients and may thereafter make purchases in lesser amounts.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses section for the Fund in this Prospectus.  You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares:  You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail:
Sierra Core Retirement Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154-1150

or Overnight Mail:
Sierra Core Retirement Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to “Sierra Core Retirement Fund”.  The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:If you wish to wire money to make an investment in the Fund, please call the Fund at 1-800-738-4363 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Transactionsthrough www.SierraMutualFunds.com:You may purchase the Fund's shares and redeem the Fund's shares through the Fund's website www.SierraMutualFunds.com. To establish Internet transaction privileges you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application.  You will be required to enter into a user's agreement through the website in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase shares through the website you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH.  Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website.  Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While the Fund and its service providers have established certain security procedures, the Fund, its distributor and its transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the web site is unavailable for Fund transactions or other purposes.  Should this happen, you should consider purchasing or redeeming shares by another method.  Neither the Fund nor its transfer agent, distributor nor Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Automatic Investment Plan:You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Fund at 1-866-738-4363 for more information about the Fund’s Automatic Investment Plan.

Minimum and Additional Investment Amounts:  You can open an account with a minimum initial investment of $10,000 in Class A, Class A1, Class C, Class I and Class I1 shares of the Fund and make additional investments to the account at any time with as little as $1,000.  Class R shares require a minimum initial investment of $100,000 and subsequent investment of at least $1,000. Class Y shares require a minimum initial investment of $20,000,000 and no minimum subsequent investment requirement.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund reserves the right to waive any investment minimum.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to “Sierra Core Retirement Fund”.  The Fund will accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•

 the name of the Fund and share class

•

 the dollar amount of shares to be purchased

•

 a completed purchase application or investment stub

check payable to the "Sierra Core Retirement Fund"

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-866-738-4363 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail:
Sierra Core Retirement Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154-1150

or Overnight Mail:
Sierra Core Retirement Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges or redemption fees, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-866-738-4363.  The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions through www.SierraMutualFunds.com:You may redeem your shares through the Fund’s website www.SierraMutualFunds.com. Shares from a tax sheltered retirement account cannot be redeemed through the Fund's website.  For complete information regarding Internet transactions, please see the section above entitled "Transactions throughwww.SierraMutualFunds.com." A redemption request through the website will not be honored if a medallion signature guarantee is required as described below.

Automatic Withdrawal Plan:If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.  Please contact the Fund at 1-866-738-4363 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Exchanging Shares:  Shares of the Fund may be exchanged without payment of any exchange fee for shares of the Sierra Strategic Income Fund of the same class at their respective net asset values.  Shares of the Sierra Core Retirement Fund are offered through a separate Prospectus, which may be obtained by calling 1-866-738-4363.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

With regard to redemptions and exchanges made by telephone, the Funds' Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded.  For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine.  If this occurs, we will not be liable for any loss.  The Funds' distributor and the transfer agent also will not be liable for any losses if they follow instruction by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Limitations on Exchanges.  The Funds believe that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds and their shareholders.  Therefore, the Funds generally will not honor requests for exchanges by shareholders who identify themselves or are identified as "market timers".  Market timers are investors who repeatedly make exchanges within a short period of time.  The Funds reserve the right to suspend, limit or terminate the exchange privilege of an investor who uses the exchange privilege more than six times during any twelve month period, or in the Funds' opinion, engages in excessive trading that would be disadvantageous to the Funds or their shareholders.  In those emergency circumstances wherein the SEC authorizes funds to do so, the Funds reserve the right to change or temporarily suspend the exchange privilege.

Exchanges Between Share Classes.  Class A, Class A1 and Class I  and Class I1 shares of the Fund may be exchanged for Class R or Class Y shares of the Fund, provided a shareholder has accumulated a sufficient amount of Class A and/or Class I shares to meet the investment minimum for Class R or Class Y shares, respectively.  An exchange between share classes within the Fund is not treated as a redemption or sale for federal income tax purposes and therefore, is not a taxable event.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $100,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $5,000, the Fund may notify you that, unless the account is brought up to at least $10,000 within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $5,000 due to a decline in NAV.  The Fund will not charge any redemption fee on involuntary redemptions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability, unless you are a tax-exempt investor or your investment is in a qualified retirement account such as an IRA or a 401(k).  When you redeem your shares in a taxable account, you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December.  All such distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

The Fund very seldom holds portfolio positions for 12 months or longer, and thus typically realizes net short-term capital gains by selling shares of Underlying Funds that have appreciated in value.  Therefore, for taxable accounts, investing in the Fund rather than directly in the Underlying Funds (and for long-term holding periods) will result in increased tax liability to you since the Fund must distribute its realized gains annually in accordance with certain rules under the Internal Revenue Code.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Fund currently uses several methods to reduce the risk of market timing.  These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy”.   Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting exchanges into the Fund or Share class of the Fund ..

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The Adviser may also bar an investor who has violated these policies (and the investor's financial Adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, NE 68130 , is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Distribution Fees:  The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund's average daily net assets attributable to Class A and Class I shares, 0.40% of the Fund’s average daily net assets attributable to Class A1 and Class I1 and 1.00% of the Fund's average daily net assets attributable to Class C shares.  With respect to the Fund’s Class A1 shares, a portion of the fee payable to financial intermediaries pursuant to the Plan, up to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to entities for providing support services.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by the Fund as an expense in the year it is accrued. Because the fee is paid out of the Fund's assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.  Any service fee paid by the Fund’s Class A1 shares on an ongoing basis to financial intermediaries for shareholder support services shall be limited to no more than  0.25%  of the average daily net assets, as described above.

The Fund’s distributor, the Adviser, financial intermediaries and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-866-738-4363 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by BBD, LLP, whose report, along with the Fund's financial statements, are included in the Fund's September 30, 2012 annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

Class A Shares	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Period Ended September 30, 2008 (1)
Net asset value, beginning of period	$ 23.12	$ 24.24	$ 24.26	$ 19.20	$ 20.00
Activity from investment operations:
Net investment income (loss) (2)	0.75	0.82	0.96	0.81	(0.04)
Net realized and unrealized gain (loss) on investments	0.56	(0.32)	1.25	4.64	(0.76)
Total from investment operations	1.31	0.50	2.21	5.45	(0.80)
Less distributions from:
Net investment income	(0.65)	(0.78)	(0.86)	(0.39)	-
Net realized gains	(0.10)	(0.84)	(1.37)	-	-
Total distributions	(0.75)	(1.62)	(2.23)	(0.39)	-
Net asset value, end of period	$23.68	$23.12	$24.24	$24.26	$19.20
Total return (3)	5.80%	2.18%	9.73%	28.73%	(4.00)% (9)
Net assets, at end of period (000s)	$151,147	$65,664	$31,288	$6,765	$19 (10)
Ratio of gross expenses to average net assets (4)(7)	1.71%	1.65%	1.69%	1.70%	1.79% (6)

Ratio of net expenses to average net assets (7)	1.71%	1.65%	1.70% (5)	1.75% (5)	1.75% (6)

Ratio of net investment income to average net assets (7)(8)	3.21%	3.47%	4.01%	3.46%	1.14% (6)
Portfolio Turnover Rate	125%	199%	101%	322%	488% (9)

(1)	The Sierra Core Retirement Fund’s Class A shares commenced operations on December 24, 2007.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges, and assume changes in share price and reinvestment of dividends and capital gain distributions.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.
(6)	Annualized.
(7)	Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(9)	Not annualized.
(10)	Actual net assets, not truncated.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

Class C Shares	Year Ended September 30, 2012	Year Ended September 30, 2011	Period Ended September 30, 2010 (1)
Net asset value, beginning of period	$23.33	$24.44	$23.32
Activity from investment operations:
Net investment income (2)	0.58	0.65	0.39
Net realized and unrealized gain (loss) on investments	0.57	(0.31)	0.97
Total from investment operations	1.15	0.34	1.36
Less distributions from:
Net investment income	(0.48)	(0.61)	(0.24)
Net realized gains	(0.10)	(0.84)	-
Total distributions	(0.58)	(1.45)	(0.24)
Net asset value, end of period	$23.90	$23.33	$24.44
Total return (8)	5.03%	1.48%	5.85% (7)
Net assets, at end of period (000s)	$67,550	$59,338	$32,726
Ratio of gross expenses to average net assets (3)(5)	2.46%	2.40%	2.47% (4)

Ratio of net expenses to average net assets (5)	2.46%	2.40%	2.47% (4)

Ratio of net investment income to average net assets (5)(6)	2.46%	2.72%	2.52% (4)
Portfolio Turnover Rate	125%	199%	101% (7)

(1)	The Sierra Core Retirement Fund’s Class C shares commenced operations on February 5, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(4)	Annualized.
(5)	Does not include the expenses of other investment companies in which the Fund invests.
(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(7)	Not annualized.
(8)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

Class I Shares	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Period Ended September 30, 2008 (1)
Net asset value, beginning of period	$ 23.09	$ 24.23	$ 24.25	$ 19.21	$ 20.00
Activity from investment operations:
Net investment income (2)	0.75	0.81	0.95	0.76	0.17
Net realized and unrealized gain (loss) on investments	0.56	(0.29)	1.26	4.67	(0.90)
Total from investment operations	1.31	0.52	2.21	5.43	(0.73)
Less distributions from:
Net investment income	(0.65)	(0.82)	(0.86)	(0.39)	(0.06)
Net realized gains	(0.10)	(0.84)	(1.37)	-	-
Total distributions	(0.75)	(1.66)	(2.23)	(0.39)	(0.06)
Net asset value, end of period	$23.65	$23.09	$24.23	$24.25	$19.21
Total return (10)	5.80%	2.24% (9)	9.73%	28.54%	(3.67)% (8)
Net assets, at end of period (000s)	$162,212	$136,562	$113,476	$37,134	$87
Ratio of gross expenses to average net assets (3)(6)	1.71%	1.65%	1.70%	1.70%	1.79% (5)

Ratio of net expenses to average net assets (6)	1.71%	1.65%	1.70% (4)	1.75% (4)	1.75% (5)

Ratio of net investment income to average net assets (6)(7)	3.21%	3.42%	4.00%	3.24%	1.14% (5)
Portfolio Turnover Rate	125%	199%	101%	322%	488% (8)

(1)	The Sierra Core Retirement Fund’s Class I shares commenced operations on December 24, 2007.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(4)	Represents the ratio of expenses to average net assets inclusive of Adviser’s recapture of waived/reimbursed fees from prior periods.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Not annualized.
(9)

For the year ended September 30, 2011, 0.04% of the Fund’s Class I shares’ total return consists of a voluntary reimbursement by the Adviser of a realized investment loss incurred on a trading error.  Excluding this item, total return would have been 2.20%.

(10)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

Class R Shares	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Period Ended September 30, 2008 (1)
Net asset value, beginning of period	$ 22.96	$ 24.12	$ 24.19	$ 19.20	$ 20.00
Activity from investment operations:
Net investment income (2)	0.80	0.90	1.00	0.47	0.20
Net realized and unrealized gain (loss) on investments	0.56	(0.33)	1.26	5.01	(0.81)
Total from investment operations	1.36	0.57	2.26	5.48	(0.61)
Less distributions from:
Net investment income	(0.71)	(0.89)	(0.96)	(0.49)	(0.19)
Net realized gains	(0.10)	(0.84)	(1.37)	-	-
Total distributions	(0.81)	(1.73)	(2.33)	(0.49)	(0.19)
Net asset value, end of period	$23.51	$22.96	$24.12	$24.19	$19.20
Total return (9)	6.04%	2.47%	10.01%	28.91%	(3.08)% (8)
Net assets, at end of period (000s)	$374,808	$385,223	$327,907	$163,703	$120,043
Ratio of gross expenses to average net assets (3)(6)	1.46%	1.40%	1.44%	1.48%	1.54% (5)

Ratio of net expenses to average net assets (6)	1.46%	1.40%	1.45% (4)	1.50% (4)	1.50% (5)

Ratio of net investment income to average net assets (6)(7)	3.46%	3.81%	4.23%	2.29%	1.27% (5)
Portfolio Turnover Rate	125%	199%	101%	322%	488% (8)

(1)	The Sierra Core Retirement Fund’s Class R shares commenced operations on December 24, 2007.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(4)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Not annualized.
(9)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class Y	Class A1	Class I1
	Period Ended September 30, 2012(1)	Period Ended September 30, 2012(1)	Period Ended September 30, 2012(1)
Net asset value, beginning of period	$ 23.21	$ 23.36	$ 23.32
Activity from investment operations:
Net investment income (2)	0.26	0.22	0.23
Net realized and unrealized gain on investments	0.38	0.42	0.42
Total from investment operations	0.64	0.64	0.65
Less distributions from:
Net investment income	-	(0.16)	(0.17)
Total distributions	-	(0.16)	(0.17)
Net asset value, end of period	$23.85	$23.84	$23.80
Total return (9)	2.76% (7)	2.75% (7)	2.77% (7)
Net assets, at end of period (000s)	$24 (8)	$338	$14,127
Ratio of gross expenses to average net assets (3)(5)	1.50% (4)	1.99% (4)	1.99% (4)

Ratio of net expenses to average net assets (5)	1.50% (4)	1.90% (4)	1.90% (4)

Ratio of net investment income to average net assets (5)(6)	3.46% (4)	3.06% (4)	3.06% (4)
Portfolio Turnover Rate	125% (7)	125% (7)	125% (7)

(1)	The Sierra Core Retirement Fund’s Class Y, A1 and I1 shares commenced operations on June 7, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(4)	Annualized.
(5)	Does not include the expenses of other investment companies in which the Fund invests.
(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(7)	Not annualized.
(8)	Actual net assets, not truncated.
(9)	Total returns shown exclude the effect of applicable sales charges (Class A1) and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

SIERRA CORE RETIREMENT FUND

Adviser	Wright Fund Management, LLC 3420 Ocean Park Boulevard Santa Monica, CA 90405
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 6813 0
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

Additional information about the Fund is included in the Fund's Statement of Additional Information dated January 29, 2013 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust’s policies and management. Additional information about the Fund’s investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-866-738-4363 or visit www.SierraMutualFunds.com. You may also write to:

Sierra Core Retirement Fund

c/o Gemini Fund Services, LLC

17605 Wright Street , Suite 2

Omaha, Nebraska 6813 0

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811-21720

FUND SUMMARY
Investment Objectives
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Investment Adviser Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objectives
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Investment Adviser Portfolio Managers
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
Factors to Consider When Choosing a Share Class
Minimum and Additional Investment Amounts
When Order is Processed
Retirement Plans
HOW TO REDEEM SHARES
Redeeming Shares
Redemptions in Kind
When Redemptions are Sent
Exchanging Shares
When You Need Medallion Signature Guarantees
Retirement Plans
Low Balances
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Privacy Notice

FUND SUMMARY

Investment Objectives:  The Fund's two investment objectives are to provide total return (with income contributing a significant part) and to limit volatility and downside risk.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 19  of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load)(as a % of the lower of purchase price or redemption proceeds)	1.00%	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None	None
Redemption Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.40%	1.00%	0.40%	0.00%	0.00%
Other Expenses	0.30%	0.35%	0.32%	0.36%	0.41%
Acquired Fund Fees and Expenses (1)	0.49%	0.49%	0.49%	0.49%	0.49%
Total Annual Fund Operating Expenses	1.94%	2.59%	1.96%	1.60%	1.65%
Fee Waiver and Reimbursement ( [2] )	(0.15)%	(0.20)%	(0.17)%	(0.11)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	1.79%	2.39%	1.79%	1.49%	1.44%

(1)

Acquired Fund Fees and Expenses are the estimated average indirect costs of investing in other investment companies (the "Underlying Funds").  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund's advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least January 31, 2014, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage, interest, brokerage  commissions, expenses incurred in connection with any merger or reorganization, expenses of other investment companies in which the Fund may invest, or extraordinary expenses, such as litigation and dividend expenses on securities sold short) ) will not exceed 1.30%, 1.90%, 1.30%, 1.00% and 0.95% of the daily average net assets attributable to each of the Class A, Class C, Class I , Class R and Class Y shares, respectively.   These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.   This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the advisor.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$746	$1,135	$1,549	$2,698
Class C	$242	$787	$1,357	$2,910
Class I	$182	$599	$1,042	$2,272
Class R	$152	$494	$860	$1,891
Class Y	$147	$500	$877	$1,937

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.   During the most recent fiscal period, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies:  The Sierra Strategic Income Fund is a "fund of funds" and will invest in (1) open-end investment companies (mutual funds), (2) exchange-traded funds ("ETFs"), and (3) exchange-traded notes ("ETNs") (collectively "Underlying Funds").  The Fund's Adviser seeks to achieve the Fund's investment objectives by investing primarily in Underlying Funds that in turn invest in a wide variety of fixed-income instruments of any maturity, including domestic and foreign bonds, some of which are hedged against currency risk, funds that are designed to have returns that are inverse to the 10-year U.S. Treasury note or the 30-year U.S. Treasury bond, as well as real estate investment trusts ("REITs") and other income-generating underlying assets.  The Fund invests in Underlying Funds without restriction as to issuer credit quality (including "high-yield" or "junk bonds"), capitalization, country or the individual security maturity of the securities held by the Underlying Funds.  The Fund defines high-yield securities, also known as junk bonds, as fixed-income securities rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO)).

Among the types of underlying instruments in which this Fund will invest, through Underlying Funds, are the following:

•

Ultra-short-term bonds

•

U.S. government bonds and agency instruments

•

Floating rate instruments

•

Municipal bonds

•

High-yield corporate bonds

•

High-grade corporate bonds

•

Emerging market bonds

•

Bonds of emerging market countries

•

Bonds of European countries

•

REIT common and preferred stocks

On occasion, a portion of the Fund's portfolio may be hedged with positions that move inversely to the U.S. Treasury 10-year U.S. Treasury note and/or the 30-year Treasury bond to improve returns when the interest-rate environment is moving adversely to long positions in the major bond markets (that is, when interest rates are in a rising trend) or to hedge other positions, and/or positions that hedge currency risk.  Additionally, on occasion, the Fund will use Underlying Funds that are moderately leveraged, although the portfolio as a whole will not use leverage extensively, since one of the goals of the Fund is to limit downside volatility.

The Adviser's investment strategy is a tactical style that includes analysis and use of a wide variety of income-producing investment categories, such as fixed-income securities and dividend-paying REITs of issuers from various markets and industries ("Asset Classes") in an effort to limit overall volatility and downside risk as well as to seek opportunities to enhance return through income and capital appreciation (total return).  The current yield of the Fund is not a separate goal, and the monthly dividend yield will fluctuate significantly given the Fund's tactical approach of seeking various bond categories from time to time that the Adviser's portfolio managers feel will contribute to total return.

The Adviser constructs the Fund's portfolio in the following manner:  First, the Adviser identifies income-producing Asset Classes that it believes will respond differently to a variety of economic forces, and identifies those Asset Classes that are currently in a rising trend.  Second, the Adviser identifies diversified Underlying Funds through which the Fund can participate in each chosen Asset Class.  Third, within many Asset Classes, the Adviser attempts to identify Underlying Funds with managers whose history demonstrates an ability to add positive Alpha (above-peer-group-average total return after adjusting for volatility).  Where available, the Fund invests in institutional share classes (those with the lowest internal expenses) for those Underlying Funds.

The Adviser does not employ a passive, "buy and hold", strategy.  As part of its integrated risk-management disciplines, the Adviser monitors each Fund holding daily and applies a trailing stop discipline (a form of sell signal) to each Underlying Fund within the Fund's portfolio, based on the proprietary approach ("Sell Disciplines") that two of the Fund's portfolio managers (Dr. Sleeper and Mr. Wright) have used with their separately managed accounts, in order to limit the impact on the overall Fund portfolio of any sustained decline in a given Asset Class or Underlying Fund.  Thus, whenever an Underlying Fund declines "substantially", as defined by the Adviser's proprietary studies of the historic behavior of the Asset Class represented by the Underlying Fund, the Adviser sells or hedges the Underlying Fund.

The Sell Disciplines are not designed to attempt to buy at lows or to sell at highs, but to participate in a substantial part of any sustained uptrend in a selected Asset Class, as well as to step aside during most of any sustained downtrend.  The Adviser employs a "reactive" approach as distinct from a "predictive" approach.  The Adviser does not consider its approach to be a "trading" style in terms of frequency, and does not expect to average more than two sell signals per year in each Asset Class.

The overall asset allocation of the Fund is not fixed.  It can and does change significantly over time as the Adviser decides to re-allocate portions of the portfolio in response to trend changes in the U.S. and global economy and in various fixed income investment markets using the tactical style described above.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.

Performance of the Fund during future periods will definitely vary.  Some months and some quarters will result in negative performance; indeed, some future years may have negative performance.

•

Emerging Markets Risk.  Underlying Funds may invest in emerging market countries that may have relatively unstable governments, weaker economies, and less-developed legal systems, which do not protect securities holders.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and corporate and sovereign issuers more likely to default.

•

Fixed-Income Risk.  When the Fund invests in Underlying Funds that invest in fixed-income securities, the value of your investment in the Fund will generally decline when interest rates rise.  Defaults by fixed income issuers in which the Underlying Funds invest may also harm performance.

•

Inverse Risk.  The Fund engages in hedging or declining-market strategies by investing in inverse Underlying Funds.  Any strategy that includes inverse securities could cause the Fund to suffer significant losses.  The Fund will not participate in market gains to the extent it holds inverse Underlying Funds.

•

Junk Bond Risk.  Underlying Fund investments in lower-quality bonds, known as high-yield or junk bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce liquidity in these bonds.  Junk bonds are considered speculative and issuers are more sensitive to economic conditions than high quality issuers and more likely to seek bankruptcy protection which, will delay resolution of bondholder claims and may eliminate liquidity.

•

Foreign Risk.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, economic developments or currency exchange rates and can perform differently from the U.S. market. The net asset value of the Fund will fluctuate based on changes in the value of the foreign securities held by any Underlying Funds that invest in such securities.

•

Government Securities Risk.  It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law.  The ability of foreign governments to repay their obligations is adversely impacted by default, insolvency, bankruptcy or by political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, civil war, social instability and the impact of these events and circumstances on a country's economy and its government's revenues.

•

Management Risk.  The Adviser's dependence on its strategic income investment strategy and judgments about the attractiveness, value and potential appreciation of particular Asset Classes in which the Fund invests will in some cases prove to be incorrect and have negative impacts on performance.

•

Municipal Risk.  Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund's investments in such securities.

•

REIT Common and Preferred Stock Risk.  A REIT's performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.  A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.  Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

•

Small and Mid-Capitalization Issuer Risk.  Investments in Underlying Funds that own securities of small- and mid-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.  These companies often have narrower markets, fewer products, or services to offer and more limited managerial and financial resources than do larger, more established companies.

•

Underlying Fund Costs and Risks.  Each Underlying Fund is subject to specific risks, depending on its investments.  Underlying Funds are also subject to investment advisory fees and other expenses, which are indirectly borne by the Fund.  As a result, your overall cost of investing in the underlying stocks, bonds and other basic assets will be higher than the cost of investing directly in them, and may be higher than other mutual funds that invest directly in stocks and bonds.

Performance:   The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of Class Y shares of the Fund for each full calendar year since the Fund's inception.  The performance table compares the performance of the share classes of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-866-738-4363 or visiting SierraMutualFunds.com.

Class Y Annual Total Return For Calendar Years Ended December 311

1  The returns are for Class Y Shares, which would have substantially similar annual returns as the other share classes because the shares are invested in the same portfolio of securities and the returns for each class would differ only to the extent that the classes do not have the same expenses.

Best Quarter:	3rd Quarter 2012	3.68%
Worst Quarter:	2nd Quarter 2012	0.85%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2012)

	One Year	Life of Fund (inception12-21-11)*
Class Y shares
Return before taxes	9.53%	9.38%
Return after taxes on distributions	8.07%	7.88%
Return after taxes on distributions and sale of Fund shares	6.16%	7.09%
Class A shares
Return before taxes with sales load	2.97%	3.03%
Class C shares
Return before taxes	8.51%	8.44%
Class I shares
Return before taxes	9.46%	9.30%
Class R Shares
Return before taxes	9.45%	9.34%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	4.62%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs). After tax returns are not shown for Class A, C, I and R shares and would differ from those of Class Y shares.

The Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.  Unlike a mutual fund, an index does not reflect any trading costs or management fees.  Investors cannot directly invest in an index.

Investment Adviser:  Wright Fund Management, LLC is the Fund's investment Adviser.

Investment Adviser Portfolio Managers:  Kenneth L. Sleeper, MBA, PhD, Managing Director and Portfolio Manager of the Adviser, Frank Barbera, CMT, Executive Vice President and Portfolio Manager of the Adviser, and David C. Wright David C. Wright, JD, Managing Director and Portfolio Manager of the Adviser.  Each has served the Fund as a portfolio manager since it commenced operations in December 2011.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Class A, Class C and Class I shares is $10,000 and the minimum subsequent investment is $1,000.  The minimum initial investment in the Class R is $100,000.  The minimum initial investment in the Class Y is $20,000,000.  Class R and Class Y shares do not have a minimum subsequent investment requirement.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives

The Fund's two investment objectives are to provide total return (with income contributing a significant part) and to limit volatility and downside risk.  The Fund's investment objectives are not a fundamental policy, and may be changed by the Board of Trustees without shareholder approval upon 60 days written notice.

Principal Investment Strategies

Risk-Management Strategies

The Adviser does not employ a passive, "buy and hold", strategy.

The Adviser applies an integrated set of risk-management disciplines with the goal of limiting the impact of downside risk of the Fund's portfolio in the following manner:  First, the Adviser constructs (and from time to time modifies) the portfolio with a view to Asset Class diversification, in the sense that the Adviser uses Asset Classes that respond to a variety of underlying driving forces, ranging from economic shifts to investor mood; and with a view to the historic average total return and volatility of the individual Asset Classes.  The Adviser defines income-related Asset Classes as income-producing investment categories, such as fixed-income securities and dividend-paying REITs of issuers from various markets and industries.  Second, the Adviser uses well-diversified Underlying Funds to participate in each chosen Asset Class – and in some cases, Underlying Funds that diversify among two or more Asset Classes.  Third, within most Asset Classes, the Adviser attempts to identify Underlying Fund managers whose history demonstrates an ability to add positive Alpha – incremental total return in excess of incremental risk.

Fourth, the Adviser monitors each Fund holding daily and applies a trailing stop discipline to each Underlying Fund within the Fund's portfolio, based on the proprietary approach ("Sell Disciplines") that Dr. Sleeper and Mr. Wright have used since 1987 with their separately managed accounts, in order to limit the impact on the overall Fund portfolio of any sustained decline in a given Asset Class or Underlying Fund.  Thus, whenever an Underlying Fund declines "substantially", as defined by the Adviser's proprietary studies of the historic behavior of the Asset Class represented by the Underlying Fund, the Adviser sells or hedges the Underlying Fund.

The Adviser's sell disciplines are intended to protect the Fund from any continuation of a downward trend in an Underlying Fund and Asset Class, but are not based on any attempt to predict the future value or trend of an Underlying Fund.

The amount of price fluctuation in an Underlying Fund that the Adviser will tolerate depends upon the historic volatility of the Asset Class in which the Underlying Fund invests.  For example, the Adviser will tolerate much larger price swings and price volatility in a REIT Underlying Fund than in a fixed-income Underlying Fund.

When the value of an Underlying Fund stabilizes and turns up, the Adviser will move the assets from the money market or other temporary defensive investment back into the original Underlying Fund, unless in the interim the Adviser has identified a more attractive Asset Class or Underlying Fund.

From time to time, the Adviser may sell an Underlying Fund in order to purchase a new Underlying Fund in the same Asset Class or to revise the asset allocation mix among Asset Classes.

Principal Investment Risks:

Performance of the Fund during future periods will definitely vary.  Some months and some quarters will result in negative performance; indeed, some future years may have negative performance.

•

Emerging Markets Risk.  Some of the Underlying Funds invest in securities of issuers located in emerging countries.  Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases and securities markets that trade a smaller number of securities.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Companies in emerging markets are often smaller, less seasoned and more recently organized than many U.S. companies.  Emerging market countries may have less-developed legal systems, which may not protect securities holders.

•

Fixed Income Risks.  When the Fund invests in fixed income Underlying Funds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of the Underlying Funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors impacting fixed income securities include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk and prepayment risk.  These risks could affect the value of a particular investment by the Fund possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.  In addition, some of the Underlying Funds in which the Fund will invest from time to time invest in what are sometimes referred to as high-yield or junk bonds.  Such securities are considered speculative investments that carry greater risk of default and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•

Inverse Risk.  Under certain circumstances, Adviser engages in hedging or declining-market strategies by investing in inverse Underlying Funds.  Inverse Underlying Funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.  For example, inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if a fund's current benchmark is 100% of the inverse of the Barclays Capital Aggregate Bond Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the Barclays Capital Aggregate Bond Index goes down 5% then the fund's value should go up 5%).  Conversely, when the value of the underlying index increases, the value of the fund's shares tend to decrease on a daily basis (if the Barclays Capital Aggregate Bond Index goes up 5% then the fund's value should go down 5%). Additionally, inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  For example, if an inverse ETFs current benchmark is 200% of the inverse of the Barclays Capital Aggregate Bond Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Barclays Capital Aggregate Bond Index goes down 5% then the inverse ETFs value should go up 10%).

•

Junk Bond Risk:  Fund investments in Underlying Funds that invest in lower-quality fixed income securities, known as high-yield or junk bonds, present a significant risk for loss of principal and interest.  These bonds are considered speculative and offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk).  Such securities may also include "Rule 144A" securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund's share price.

•

Foreign Risk.  The Fund will make frequent use of Underlying Funds that invest in foreign securities in order to seek diversification.  Investments in Underlying Funds that invest in foreign equity and debt securities could subject the Fund to greater risks because the Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. securities.  The values of foreign securities are also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations and foreign securities may be more illiquid that domestic securities.

•

Government Securities Risk.  It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund's share price or yield could fall.  Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government.  The U.S. Government's guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund's shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund's shares will not fluctuate. The ability of foreign governments to repay their obligations is adversely impacted by default, insolvency, bankruptcy or by political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, civil war, social instability and the impact of these events and circumstances on a country's economy and its government's revenues.  Therefore, foreign government bonds can present a significant risk.  Foreign governments may also repudiate their debts in spite of their ability to pay.  The ability to recover from a defaulting government is limited because that same government may block access to court-mandated legal remedies or other means of recovery.

•

Management Risk.  The share price of the Fund changes daily based on the performance of the Underlying Funds in which it invests.  The ability of the Fund to meet its investment objective is directly related to the Adviser's ability to identify Underlying Funds that have the potential to achieve positive total return, and to create diversity within the total portfolio of the Fund.  The Adviser's dependence on multi-asset diversification and judgments about the attractiveness, value and potential appreciation of particular Asset Classes in which the Fund invests may prove to be incorrect and may not produce the desired results.  There is no guarantee that the Adviser's investment strategy with respect to Asset Classes or Underlying Funds will produce positive long-term results.

•

Municipal Risk.  Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund's investments in such securities.  Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed.

•

Portfolio Turnover Risk.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Portfolio turnover refers to the rate at which the Underlying Funds held by the Fund are bought and sold.  The higher the rate, the higher the transactional and brokerage costs associated with turnover, which may reduce the Fund's returns, unless the securities traded can be bought and sold without significant transaction or commission costs or redemption fees.  Because the Fund will seldom hold an Underlying Fund for 12 months or more, investors who own the Fund in taxable accounts will be subject to federal income tax at short-term rates.

•

REIT Common and Preferred Stock Risk.  REITs may be affected by any changes in the value of the properties owned and other factors, and their prices tend to go up and down.  A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties.  A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.  A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows.  Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.  REIT common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  Dividend-paying preferred stocks are subject to interest rate risk as well as equity risk.

•

Small and Mid-Capitalization Issuer Risk.  Investments in Underlying Funds that own securities of small- and mid-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.  Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies.  Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small and mid-cap companies may have returns that can vary, occasionally significantly, from the market in general.

•

Underlying Fund Risk.  Underlying Funds are subject to investment advisory fees and other expenses, which are indirectly borne by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs, mutual funds and ETNs and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.  ETFs and ETNs are listed on national stock exchanges and are traded like stocks listed on an exchange.  Their shares may trade at a discount or a premium in market price if there is a limited market in such shares and are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Because the value of ETFs and ETNs depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting performance.  Each Underlying Fund is subject to specific risks, depending on the nature of its investment objective and strategies, including liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed-income securities, real estate investments, and commodities.  The index-tracking ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF's ability to track its applicable indices.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities and money-market instruments.  These short-term debt securities and money market instruments include: shares of money-market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  When the Fund is partly or fully in a defensive position, the opportunity to achieve its performance objective will be limited.

Portfolio Holdings Disclosure:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.

MANAGEMENT

Investment Adviser:  Wright Fund Management, LLC, located at 3420 Ocean Park Boulevard, Suite 3060, Santa Monica, California 90405, serves as investment adviser to the Fund and is referred to in this Prospectus as the "Adviser".

Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund's investment portfolio.  The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions.  The Adviser was established in 2007.  As of January 1, 2013 , the Adviser and its affiliated advisory firms had total assets under management of approximately $ 1.70 billion.  The Adviser, Sierra Investment Management, Inc. and Ocean Park Asset Management, Inc. are affiliated through indirect common ownership by Mr. Wright and Dr. Sleeper.

For its services, the Adviser receives an annual advisory fee equal to 0.75% of the Fund's average daily net assets.  A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement is available in the Fund's most recent semi-annual or annual shareholder report .. For the fiscal period ended September 30, 2012, the Adviser received an annual advisory fee equal to 0.55% of the Fund’s average daily net assets.

The Adviser has contractually agreed to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses of underlying funds in which this Fund invests, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation and dividend expense on securities sold short) , at least until January 31, 2014, will not exceed the specified limits below.

Class	A	C	I	R	Y
Expense Cap	1.30%	1.90%	1.30%	1.00%	0.95%

Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the specified limits, within three years of when the amounts were waived or recouped. Fee waiver and reimbursement arrangements can decrease the Fund's expenses and thereby increase its net performance to shareholders.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing Prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings.

Investment Adviser Portfolio Managers:

Dr. Sleeper and Mr. Wright have been the principals of two affiliated Registered Investment Advisory firms – Sierra and Ocean Park (see below) – for more than twenty-four years, specializing in developing and implementing managed-risk, low-volatility portfolio management disciplines for separate accounts for clients who are primarily retirees and other conservative investors, managing in excess of $850 million in such separate accounts as of the date of this Prospectus.  Mr. Barbera joined them as a co-portfolio manager on December 21, 2011.

Kenneth L. Sleeper, MBA, PhD

Dr. Sleeper, Managing Director and Portfolio Manager of the Adviser, has been a 50% beneficial owner of the Adviser since its formation in 2007.  He and trusts formed by him own 50% of the profit interest of the Adviser.  He has been the Senior Vice President, a Director and 50% shareholder of Sierra Investment Management Inc. ("Sierra"), an affiliate of the Adviser, since 1992 and was a general partner of Sierra's predecessor since its formation in 1987.  Dr. Sleeper has also been the Vice President, Managing Director and 50% shareholder of Ocean Park Asset Management, Inc. ("Ocean Park"), another affiliate of the Adviser, since its formation in 1988.

Frank Barbera, CMT

Mr. Barbera joined the Advisor and its affiliates as a senior executive in January 2011 and began serving as a Portfolio Manager of the Adviser for the Fund in December 2011.  Mr. Barbera served as Senior Director of Investment Management for Caruso Affiliated Holdings ("Caruso") in Los Angeles, California from 2009 until 2010.  He was a Columnist for Financial Sense from 2007 until 2009.  He served as Marketing Director for Sierra Investment Management, Inc. from 2007 until 2009 and was Senior Portfolio Manager for Caruso from 2001 until 2007.  Mr. Barbera graduated from the University of Southern California (USC) with a BA in Economics from the School of Liberal Arts, and Computer Science from the School of Engineering.  He holds the CMT (Chartered Market Technician) designation, and has been prominent as an investment analyst for over 20 years, most recently managing over $1 billion for Caruso.  Mr. Barbera began working in the investment industry in 1986, and was an on-screen analyst for Financial News Network, then The Business Channel in Los Angeles, for eleven years before becoming a portfolio manager at the Kavanaugh Fund from 1999 until 2001, when he began managing part, then all of the financial assets of Caruso.

David C. Wright, JD

Mr. Wright has been a 50% beneficial owner and the Managing Principal of the Adviser since its formation in 2007.  He and trusts formed by him own 50% of the profit interest of the Adviser.  He has been President, Director and 50% shareholder of Sierra since 1992 and was a general partner of Sierra's predecessor since its formation in 1987.  Mr. Wright has also been the President, Director and 50% shareholder of Ocean Park since its formation in 1988.

From 1982 to early 1985, Mr. Wright developed several market-timing technical studies.  Mr. Wright served as director of Technical Research at Bateman Eichler, Hill Richards, Inc., a large brokerage/investment banking firm headquartered in Los Angeles, California from 1985 through September 1987.  Mr. Wright has also written and spoken on a wide range of investment topics for both public and professional audiences.  He served on the Board of Directors of the Los Angeles Chapter of the American Association of Individual Investors from 1983 to 2007.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

Supplemental Fund Performance Information

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures compared to the Standard and Poor's 500

Total Return Index for the period ended September 30, 2012

The inception date of the Fund’s Class A, C, I, R and Y shares is December 21, 2011.   The Barclays Capital Aggregate Bond Index is an unmanaged, broad based market capitalization weighted index.  Most U.S. traded investment grade bonds are represented while municipal bonds and Treasury Inflation-Protected securities are excluded. The Barclays Index is an intermediate term index with an average maturity of 4.57 years. An investor cannot invest directly in an index.

 The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized.

The Fund’s total annual operating expenses, including acquired fund fees and expenses, are currently 1.27% for Class A and Class I shares, .97% for Class R shares, 1.87% for Class C shares and .95% for Class Y shares ..  For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND) or visit SierraMutualFunds.com.

HOW SHARES ARE PRICED

The public offering price and Net Asset Value ("NAV") of Fund shares are determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of the Fund's shares outstanding on a class-specific basis ((Asset minus liabilities)/number of shares=NAV).   The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.   The NAV takes into account the expenses and fees of the Fund, including investment advisory, administration, and distribution fees, which are accrued daily.  The determination of NAV of each class of the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, ETFs and other traded securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board, and evaluated by the Board quarterly as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  Although not part of the Adviser's principal investment strategy, since the Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund's portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV of the Fund, the Adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio occur before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser or sub-Adviser may need to price the security using the Fund's fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act (mutual funds), the Fund's net asset value is calculated based upon the net asset values of the mutual funds in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes:  This Prospectus describes five classes of shares offered by the Fund: Class A, Class C, Class I, Class R and Class Y.  The Fund offers these five classes of shares so that you can choose the class that best suits your investment needs.  Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges, ongoing fees, minimum investment and the distribution channel through which shares are available.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund.  The Fund reserves the right to waive sales charges as described below or waive share class minimum investments at the Fund's or the Adviser's discretion.  All share classes may not be available for purchase in all states.

Class A Shares:  Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and are subject to 12b-1 distribution and shareholder servicing fees of up to 0.50% of the average daily net assets of Class A shares.  However, though December 31, 2012, the Fund's Board of Trustees has determined to limit 12b-1 fees to 0.40%.  The Fund may pay up to 0.25% of the average daily net assets of Class A shares in 12b-1 fees for compensation for shareholder servicing and the balance of 12b-1 fees for distribution related activities.  The minimum initial investment in the Class A shares is $10,000 and the minimum subsequent investment is $1,000.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The following sales charges apply to your purchases of Class A shares of each Fund:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $50,000	5.75%	6.10%	5.50%
$50,000 to $99,999	4.75%	4.99%	4.50%
$100,000 to $249,999	3.75%	3.90%	3.50%
$250,000 to $499,999	3.00%	3.09%	2.75%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	None	None	See Below

(1)

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

The Adviser shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows:  1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million.  The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a Contingent Deferred Sales Charge ("CDSC") on shares redeemed within the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.  Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 18 months or more are not subject to the CDSC.

You may be able to buy Class A shares without a sales charge when you are:

•

Current and retired Trustees and officers of the Fund, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

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Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the Adviser (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.

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Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Adviser.

•

Clients of registered investment advisors that have entered into arrangements with the Adviser providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee, including third party administrators.

•

Institutional investors (which may include bank trust departments and registered investment advisors).

•

Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Adviser.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account.  A minimum initial investment of $1 million in the Fund is required.  The Adviser, in its sole discretion, may waive these minimum dollar requirements.

Right of Accumulation:  For the purposes of determining the applicable reduced sales charge on the Class A shares, the right of accumulation allows you to include prior purchases of Fund shares as part of your current investment as well as reinvested dividends.  To qualify for this option, you must be either:

•

an individual;

•

an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•

a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund's distributor, Northern Lights Distributors, LLC, at the time of your purchase.  You will need to give the distributor your account numbers.  Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent:  The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges.  The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Fund from discontinuing sales of its Class A shares.  You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include the cost of shares of the Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent.  You may combine purchases by family members (limited to spouse and children, under the age of 21, living in the same household).  You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information.  Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares:  Class C shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as 12b-1 fees.  Class C shares may pay up to 0.25% of the average daily net assets of Class C shares in 12b-1 fees for compensation for shareholder servicing and the balance of 12b-1 fees for distribution related activities.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.  The minimum initial investment in the Class C shares is $10,000 and the minimum subsequent investment is $1,000.

Class I Shares:  Class I shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class I shares pay up to 0.50% on an annualized basis of the average daily net assets as 12b-1 fees.  However, though December 31, 2012, the Fund's Board of Trustees has determined to limit 12b-1 fees to 0.40%.  Class I shares may pay up to 0.25% of the average daily net assets of Class I shares in 12b-1 fees for compensation for shareholder servicing and the balance of 12b-1 fees for distribution related activities.  Class I shares require a minimum initial investment of $10,000.

Class R Shares:  Class R shares of the Fund are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund and are subject to 12b-1 shareholder servicing and distribution fees of up to 0.15% of the average daily net assets of Class R shares, but have a higher minimum initial investment than Class A, Class C and Class I shares.  However, though December 31, 2012, the Fund's Board of Trustees has determined that there will be no 12b-1 fees.  Class R shares require a minimum initial investment of $100,000.  Registered Investment Advisors and broker/dealer firms that have omnibus accounts with the Fund may achieve the required initial minimum by aggregating an initial purchase on behalf of multiple clients and may thereafter make purchases in lesser amounts.

Class Y Shares:  Class Y shares of the Fund are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund and are subject to 12b-1 shareholder servicing and distribution fees of up to 0.15% of the average daily net assets of Class Y shares, but have a higher minimum initial investment than Class A, Class C, Class I and Class R shares.  However, though December 31, 2012, the Fund's Board of Trustees has determined that there will be no 12b-1 fees.  Class Y shares require a minimum initial investment of $20,000,000.  Registered Investment Advisors and broker/dealer firms that have omnibus accounts with the Fund may achieve the required initial minimum by aggregating an initial purchase on behalf of multiple clients and may thereafter make purchases in lesser amounts.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the Fees and Expenses section for the Fund in this Prospectus.  You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.  Not all share classes are distributed through the same channels and may not be available to all prospective shareholders.

Purchasing Shares:  You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail:
Sierra Strategic Income Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154-1150

or Overnight Mail:
Sierra Strategic Income Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to "Sierra Strategic Income Fund".  The Fund will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:   Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Purchase through Brokers:  You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Fund, please call the Fund at 1-800-738-4363 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Transactions through www.SierraMutualFunds.com:  You may purchase the Fund's shares and redeem the Fund's shares through the Fund's website www.SierraMutualFunds.com.  To establish Internet transaction privileges you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application.  You will be required to enter into a user's agreement through the website in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase shares through the website you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH.  Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund's website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While the Fund and its service providers have established certain security procedures, the Fund, its distributor and its transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the web site is unavailable for Fund transactions or other purposes.  Should this happen, you should consider purchasing or redeeming shares by another method.  Neither the Fund nor its transfer agent, distributor nor Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Automatic Investment Plan:  You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Fund at 1-866-738-4363 for more information about the Fund's Automatic Investment Plan.

Minimum and Additional Investment Amounts:  You can open an account with a minimum initial investment of $10,000 in Class A, Class C or Class I shares of the Fund and make additional investments to the account at any time with as little as $1,000.  Class R shares require a minimum initial investment of $100,000 and Class Y shares require a minimum initial investment of $20,000,000.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund reserves the right to waive any investment minimum.

When Order is Processed:  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

•

the name of the Fund and share class

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the "Sierra Strategic Income Fund"

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-866-738-4363 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail:
Sierra Strategic Income Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154-1150

or Overnight Mail:
Sierra Strategic Income Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges or redemption fees, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-866-738-4363.  The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions through www.SierraMutualFunds.com:  You may redeem your shares through the Fund's website www.SierraMutualFunds.com.  Shares from a tax sheltered retirement account cannot be redeemed through the Fund's website.  For complete information regarding Internet transactions, please see the section above entitled "Transactions Through www.SierraMutualFunds.com." A redemption request through the website will not be honored if a medallion signature guarantee is required as described below.

Automatic Withdrawal Plan:  If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.  Please contact the Fund at 1-866-738-4363 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than $250,000 or 1% of the Fund's assets. The securities will be chosen by the Fund and valued at the Fund's net asset value. In the event of a redemption in kind, a redeeming shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order."  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Exchanging Shares:  Shares of the Fund may be exchanged without payment of any exchange fee for shares of the Sierra Core Retirement Fund of the same class at their respective net asset values.  Shares of the Sierra Core Retirement Fund are offered through a separate Prospectus, which may be obtained by calling 1-866-738-4363.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

With regard to redemptions and exchanges made by telephone, the Funds' Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded.  For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine.  If this occurs, we will not be liable for any loss.  The Funds' distributor and the transfer agent also will not be liable for any losses if they follow instruction by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Limitations on Exchanges.  The Funds believe that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds and their shareholders.  Therefore, the Funds generally will not honor requests for exchanges by shareholders who identify themselves or are identified as "market timers".  Market timers are investors who repeatedly make exchanges within a short period of time.  The Funds reserve the right to suspend, limit or terminate the exchange privilege of an investor who uses the exchange privilege more than six times during any twelve month period, or in the Funds' opinion, engages in excessive trading that would be disadvantageous to the Funds or their shareholders.  In those emergency circumstances wherein the SEC authorizes funds to do so, the Funds reserve the right to change or temporarily suspend the exchange privilege.

Exchanges Between Share Classes.  Class A and Class I shares of the Fund may be exchanged for Class R or Class Y shares of the Fund, provided a shareholder has accumulated a sufficient amount of Class A and/or Class I shares to meet the investment minimum for Class R or Class Y shares, respectively.  An exchange between share classes within the Fund is not treated as a redemption or sale for federal income tax purposes and therefore, is not a taxable event.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $100,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $5,000, the Fund may notify you that, unless the account is brought up to at least $10,000 within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $5,000 due to a decline in NAV.  The Fund will not charge any redemption fee on involuntary redemptions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability, unless you are a tax-exempt investor or your investment is in a qualified retirement account such as an IRA or a 401(k).  Transactions and gains within such accounts are not taxed, but when proceeds are paid out to the participant those amounts are taxable.  When you redeem your shares in a taxable account, you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income monthly and net capital gains annually in December.  All such distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares, unless you are a tax-exempt investor or your investment is in a qualified retirement account such as an IRA or a 401(k).  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.

The Fund very seldom holds portfolio positions for 12 months or longer, and thus typically realizes net short-term capital gains by selling shares of Underlying Funds that have appreciated in value.  Therefore, for taxable accounts, investing in the Fund rather than directly in the Underlying Funds (and for long-term holding periods) will result in increased tax liability to you since the Fund must distribute its realized gains annually in accordance with certain rules under the Internal Revenue Code.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing trading costs and other Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Fund currently uses several methods to reduce the risk of market timing.  These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy".   Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting redemptions into the Fund , or share class of the Fund ..

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.  More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.  However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, NE 68130 , is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Distribution Fees:  The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of up to 0.50% of the Fund's average daily net assets attributable to Class A and Class I shares, 1.00% of the Fund's average daily net assets attributable to Class C shares and 0.15% of the Fund's average daily net assets attributable to Class R and Class Y shares. With respect to the Fund’s Class A shares, a portion of the fee payable to financial intermediaries pursuant to the Plan, up to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to entities for providing support services.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by the Fund as an expense in the year it is accrued. Because the fee is paid out of the Fund's assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.  Any service fee paid by the Fund’s Class A shares on an ongoing basis to financial intermediaries for shareholder support services shall be limited to no more than 0.25% of the average daily net assets, as described above.

The Fund's distributor , the Adviser, financial intermediaries and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of Prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, we mail only one copy of the Prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-866-738-4363 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by BBD, LLP, whose report, along with the Fund's financial statements, are included in the Fund's September 30, 2012 annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A	Class C	Class I	Class R	Class Y
	Period Ended September 30, 2012(1)	Period Ended September 30, 2012(1)	Period Ended September 30, 2012(1)	Period Ended September 30, 2012(1)	Period Ended September 30, 2012(1)
Net asset value, beginning of period	$ 20.00	$ 20.00	$ 20.00	$ 20.00	$ 20.00
Activity from investment operations:
Net investment income (2)	0.57	0.47	0.62	0.63	0.60
Net realized and unrealized gain on investments	0..93	0.93	0.92	0.90	0.93
Total from investment operations	1.50	1.40	1.54	1.53	1.53
Less distributions from:
Net investment income	(0.46)	(0.37)	(0.47)	(0.51)	(0.55)
Total distributions	(0.46)	(0.37)	(0.47)	(0.51)	(0.55)
Net asset value, end of period	$21.04	$21.03	$21.07	$21.02	$20.98
Total return (3)(8)	7.58%	7.07%	7.75%	7.73%	7.76%
Net assets, at end of period (000s)	$11,685	$32,392	$9,717	$12,812	$83,397
Ratio of gross expenses to average net assets(4)(5) (6)	1.45%	2.10%	1.47%	1.11%	1.16%

Ratio of net expenses to average net assets(5) (6)	1.30%	1.90%	1.30%	1.00%	0.95%

Ratio of net investment income to average net assets(5) (6)(7)	3.55%	2.93%	3.87%	3.91%	3.76%
Portfolio Turnover Rate(8)	72%	72%	72%	72%	72%

(1)	The Sierra Strategic Income Fund commenced operations on December 21, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)

Total returns shown exclude the effect of applicable sales charges (Class A), and assume changes in share price and reinvestment of dividends and capital gain distributions.  Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Not annualized.

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do :
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

SIERRA STRATEGIC INCOME FUND

Adviser	Wright Fund Management, LLC 3420 Ocean Park Boulevard Santa Monica, CA 90405	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Custodian	First National Bank of Omaha 1620 Dodge Street Omaha, NE 68197	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130	Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

Additional information about the Fund is included in the Fund's Statement of Additional Information dated January 29, 2013 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust's policies and management. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI , the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-866-738-4363 or visit www.SierraMutualFunds.com.  You may also write to:

Sierra Strategic Income Fund

c/o Gemini Fund Services, LLC

17605 Wright Street , Suite 2

Omaha, Nebraska 6813 0

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811-21720

SouthernSun Small Cap Fund

Investor Shares:  SSSFX

Institutional Shares: SSSIX

PROSPECTUS

January 29, 2013

1-866-672-3863

www.SouthernSunFunds.com

Advised by:

SouthernSun Asset Management, Inc.

6070 Poplar Avenue, Suite 300

Memphis, TN 38119

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Investment Adviser Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Investment Adviser Portfolio Manager
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
Purchasing Shares
Minimum and Additional Investment Amounts
When Order is Processed
Retirement Plans
HOW TO REDEEM SHARES
Redeeming Shares
Redemptions in Kind
When Redemptions are Sent
When You Need Medallion Signature Guarantees
Retirement Plans
Low Balances
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Privacy Notice

FUND SUMMARY

Investment Objective: The Fund’s investment objective is to provide long-term capital appreciation.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed, on shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.15%	0.16%
Acquired Fund Fees and Expenses (1)	0.02%	0.02%
Total Annual Fund Operating Expenses	1.27%	1.03%

 (1) The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratios in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by a Fund, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor Shares	$129	$403	$697	$1,534
Institutional Shares	$105	$328	$569	$1,259

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 31 % of the average value of its portfolio.

Principal Investment Strategies: The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks of smaller capitalization (“small cap”) U.S. companies that the portfolio manager selects using a research-driven, value-oriented investment strategy.  The Fund defines small cap securities to include securities of issuers with a market capitalization at the time of purchase within the capitalization range of companies in the Russell 2000® Index during the most recent 12 month period (based on month-end data).  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in small cap securities.

The Fund’s portfolio will typically invest in 20-40 companies the adviser believes are niche dominant, attractively-valued with financial flexibility and uniquely-fitted management teams.  When selecting companies for investment, the portfolio manager seeks opportunities that it believes have the following characteristics:

•

Financial Strength: The adviser prefers companies that have strong internally generated discretionary cash flow and organic revenue growth.

•

Management Capability: The adviser prefers management teams with measurable, transparent goals that are held accountable for performance.  This applies to all levels of management from the CEO and CFO to the plant/facilities manager.

•

Niche Dominance:  The adviser prefers companies that it believes exhibit competitive advantages through superior products, process controls and technologies.

The Fund generally seeks to buy and hold stocks for the long-term, but will sell holdings that the portfolio manager believes have exceeded their intrinsic market value, become too large a position, experienced a change in fundamentals or are subject to other factors that may contribute to relative under performance.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

o

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

o

Liquidity Risk.  Some small cap securities may have few market-makers and low trading volume, which tends to increase transaction costs and may make it difficult for the Fund to dispose of a small cap security at all or at a price which represents current or fair market value.

o

Non-Diversification Risk.  The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

o

Small Company Risk.  Stocks of small capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

o

Stock Market Risk.  Stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

o

Value Investing Risk.  Because the Fund's adviser uses a value-oriented approach, there is a risk that the market will not recognize a stock’s intrinsic value for an unexpectedly long time, or that the portfolio manager’s calculation of the underlying value will not be reflected in the market price.

Suitability:

The Fund may be a suitable investment for:

•

Long-term investors seeking a value investment strategy

•

Investors willing to accept price fluctuations in their investments

•

Investors willing to accept risks associated with more aggressive equity investments

The Fund may not be appropriate for:

•

Investors pursuing shorter-term investment goals

•

Investors who need regular income

Performance Information: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Investor Class shares for each full calendar year since the Fund’s inception.  Returns for Institutional Class shares, which are not presented, will vary from the returns for Investor Class shares.  The performance table compares the performance of the over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-866-672-3863.

Performance Bar Chart For Calendar Years Ended December 31,

Best Quarter:	June 30,2009	31.94%
Worst Quarter:	December 31, 2008	(25.97)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2012)

Investor Class shares	One Year	Five Years	Since Inception(1)
Return before taxes	18.97%	10.18%	11.68%
Return after taxes on distributions	18.02%	9.68%	11.23%
Return after taxes on distributions and sale of Fund shares	12.95%	8.70%	10.29%
Institutional Class Shares - Return before taxes	19.28%	-	23.82%
Russell 2000® Index(2)	16.35%	3.56%	7.58%

(1) The inception date of the Fund’s Investor Class and Institutional Class shares is October 1, 2003 and October 1 , 2009, respectively.

(2) The Russell 2000® Index is an unmanaged market capitalization-weighted index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index, but may be able to invest in exchange traded funds or other securities that attempt to track the index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).  After tax returns for Institutional Class shares, which are not presented, will vary from Investor Class shares.

Investment Adviser:  SouthernSun Asset Management, LLC is the Fund’s investment adviser.

Investment Adviser Portfolio Manager:  Michael W. Cook, Sr., Chief Executive Officer and Chief Investment Officer, is the Fund's portfolio manager.  He has served the Fund in this capacity since it commenced operations in October 2003.  Mr. Cook is primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares:  For Investor Class shares, the minimum initial investment for all accounts (including IRAs) is $1,000 and the minimum subsequent investment is $250 ($25 for automatic investment plans). For Institutional Class shares, the minimum initial investment amount for all accounts (including IRAs) is $1,000,000. There is no minimum for subsequent investments.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective: The Fund’s investment objective is to provide long-term capital appreciation.  The Fund’s investment objective is not a fundamental policy, and may be changed by the Board of Trustees without shareholder approval upon 60 days written notice.

Principal Investment Strategies: The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks of smaller capitalization (“small cap”) U.S. companies that the portfolio manager selects using a research-driven, value-oriented investment strategy.  The Fund defines small cap securities to include securities of issuers with a market capitalization at the time of purchase within the capitalization range of companies in the Russell 2000® Index during the most recent 12 month period (based on month-end data).  This capitalization range will change over time.  As of December 31, 2012 the range of this index was $27.9 million to $4.6 billion. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in small cap securities.  This 80% investment policy can be changed without shareholder approval; however, shareholders will be given at least 60 days notice prior to any such change.

The Fund’s portfolio will typically invest in 20-40 companies the adviser believes are niche dominant, attractively-valued with financial flexibility and uniquely-fitted management teams.  When selecting companies for investment, the portfolio manager seeks opportunities that it believes have the following characteristics:

•

Financial Strength: The adviser prefers companies that have strong internally generated discretionary cash flow and organic revenue growth.

•

Management Capability: The adviser prefers management teams with measurable, transparent goals that are held accountable for performance.  This applies to all levels of management from the CEO and CFO to the plant/facilities manager.

•

Niche Dominance:  The adviser prefers companies that it believes exhibit competitive advantages through superior products, process controls and technologies.

The Fund generally seeks to buy and hold stocks for the long-term, but will sell holdings that the portfolio manager believes have exceeded their intrinsic market value, become too large a position, experienced a change in fundamentals or are subject to other factors that may contribute to relative under performance.  The Fund generally seeks to hold positions in companies as they increase in market capitalization as long as the portfolio manager considers the company to remain an attractive investment with capital appreciation potential.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks:

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller sized issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Liquidity Risk.  The smaller company stocks purchased and held by the Fund tend to trade in markets that are less liquid than markets for larger company stocks.  Therefore, the sale of stocks held by the Fund often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.  The Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities may offer a higher yield or greater potential for capital appreciation than securities that are more readily marketable, but they may not always be marketable on advantageous terms, if at all.  A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the portfolio manager determines that an adequate investment trading market exists for that security.  However, there can be no assurance that a market will exist for any illiquid security at a particular time.

Non-Diversification Risk.  The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Small Company Risk.  Stocks of small capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.  These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group.  Investing in lesser-known, small capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies.  Often smaller capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

Stock Market Risk.  Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will under-perform either the securities markets generally or particular segments of the securities markets.

Value Investing Risk.  Because the Fund's adviser uses a value-oriented approach, there is a risk that the market will not recognize a stock’s intrinsic value for an unexpectedly long time, or that the portfolio manager’s calculation of the underlying value will not be reflected in the market price.  The portfolio manager’s calculation of a stock’s intrinsic value involves estimates of future cash flow, which may prove to be incorrect, and therefore, result in sales of the stock at prices lower than the Fund’s original purchase price.

Suitability

The Fund may be a suitable investment for:

•

Long-term investors seeking a value investment strategy

•

Investors willing to accept price fluctuations in their investments

•

Investors willing to accept risks associated with more aggressive equity investments

The Fund may not be appropriate for:

•

Investors pursuing shorter-term investment goals

•

Investors who need regular income

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information. The Fund will publish a schedule of its 10 largest portfolio holdings , sector weightings, regional weightings, trading activity commentary, and portfolio characteristics as of the last calendar day of each month on its website at www.SouthernSunFunds.com, generally within 35 days of the end of each month. The Fund will post a complete list of its portfolio holdings as of the last day of each fiscal quarter or semi-annual period within 60 days following the end such period on its website at www.SouthernSunFunds.com. The Fund’s portfolio holdings will remain available on its website at least until the next quarterly update. Shareholders may request portfolio holdings schedules at no charge by calling 1-866-672-3863.

MANAGEMENT

Investment Adviser: SouthernSun Asset Management, LLC, located at 6070 Poplar Avenue, Suite 300, Memphis, TN 38119, serves as the Fund’s adviser.  It served as the sub-adviser for the Fund prior to the Fund's reorganization on November 6, 2008 from a series of New River Funds, a Delaware statutory trust (the "Predecessor Fund"). The Predecessor Fund commenced operations on October 1, 2003.  The adviser is a registered investment advisory firm that has been in business since 1989.  As of January 1, 2013, the firm had $2.62 billion of assets under management .. The adviser has overall supervisory responsibility for the general management and investment of the Fund and its securities portfolio.  Subject to review and approval by the Board of Trustees of the Trust, the adviser sets the Fund’s overall investment strategies and evaluates and manages the Fund’s assets.

For the fiscal year ended September 30, 2012 , the adviser received an annual advisory fee equal to 0.85% of the Fund’s average daily net assets .. The adviser has contractually agreed to waive its management fees and/or to make payments to limit the Fund’s expenses, other than any, borrowing costs (such as investment and dividend expense on securities sold short), taxes or extraordinary expenses such as litigation, front-end or contingent deferred loads, brokerage fees and commissions or acquired fund fees and expenses, at least until January 31, 2014, so that the total annual operating expenses of the Fund’s Investor Class and Institutional Class shares will not exceed 1.50% and 1.25%, respectively, of average daily net assets.  Waivers and expense payments may be recouped by the adviser from the Fund to the extent that overall expenses fall below the specified limits within three years of when the amounts were waived or paid.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contracts of the Fund is available in the Fund’s Annual Report to Shareholders dated September 30, 2012.

Investment Adviser Portfolio Manager: Michael W. Cook, Sr., is the portfolio manager and has served in that capacity for the Fund since its inception.  Mr. Cook is primarily responsible for the day-to-day management of the Fund.  He is supported by the adviser's investment team (the "Team"). Led by Mr. Cook, Sr., the Team currently consists of himself and four analysts, each of whom is a generalist.  The Team provides all analysis and company-specific research for current and future portfolio holdings in the Fund.  The entire Team thoroughly examines each current and future portfolio holding which must meet SouthernSun’s stringent investment criteria.  While the Team attempts to evaluate all company-specific issues brought forth by the analysts, all final investment and portfolio management decisions are approved by the portfolio manager.

Members of the SouthernSun Investment Team:

Michael W. Cook, Sr.,

Founder, Chief Executive Officer and Chief Investment Officer

Mr. Cook is the Founder, Chief Executive Officer, and Chief Investment Officer of SouthernSun. In his 25 years of experience as a research analyst and portfolio manager, Mr. Cook has developed a unique investment philosophy and process which serves as the core of the firm's U.S. and Global Equity strategies. Throughout his career, he has been featured and quoted in The Wall Street Journal and Barron's and has been a speaker on CNBC, Fox Business News, and Bloomberg TV. He is also a requested presenter on U.S. and Global Small and Mid Cap opportunities at regional U.S. and European investor conferences. Mr. Cook attended Covenant College and the OCCA Business Programme, Wycliffe Hall, University of Oxford, and is a member of the CFA Institute

Phillip W. Cook

Senior Analyst, Principal

Mr. Cook joined SouthernSun in July 2006. He is responsible for coordination of research and communication within the investment team and is responsible for the research and analysis of existing portfolio companies as well as new ideas. Prior to joining SouthernSun, Mr. Cook served as the Analyst to the Chairman and CEO of Trivest Partners, a Miami-based private equity firm focused on middle-market LBOs. He received his B.S. in International Business, summa cum laude, from Auburn University and has passed Level II of the CFA exam. He also serves as Chairman of the Board for Su Casa Family Ministries.

Peter Matthews, CPA, CFA

Senior Analyst, Principal

Mr. Matthews joined SouthernSun in December 2006. He is responsible for company research and analysis of current and potential portfolio holdings. Prior to joining SouthernSun, Mr. Matthews worked in operations for Southeastern Asset Management and the Longleaf Partners Funds from April 2005 to September 2006.  Mr. Matthews served as staff accountant with Ernst & Young from September 2004 to March 2005.  Mr. Matthews graduated from Rhodes College in May 2000 with a major in Economics and subsequently received both his M.B.A. in August of 2003 and M.S. in Accounting in December of 2003 from the University of Memphis. He is a licensed CPA and a CFA charterholder.

Michael S. Cross

Senior Analyst, Principal

Mr. Cross joined SouthernSun in June 2008.  He is responsible for company research and analysis of current and potential portfolio holdings.  Prior to joining SouthernSun, Mr. Cross was an officer of Cummins, Inc. and responsible for leading one of Cummins’ business units.  He has Global experience in Sales, Marketing, Finance, Accounting, Logistics, Operations and General Management.  He was with Cummins, Inc. for over 24 years.  Mr. Cross received his B.S. from Vanderbilt University and an M.B.A. from Vanderbilt’s Owen School with concentrations in Finance, Accounting and Management Information Systems.  He has also passed the CPA exam.  Mr. Cross serves on the Board of the Neighborhood Christian Center.

S. Elliot Cunningham

Senior Analyst, Principal

Mr. Cunningham joined SouthernSun in 2008. His responsibilities include the research and analysis of investment opportunities and monitoring of existing portfolio companies. Prior to joining SouthernSun, Mr. Cunningham served as an Analyst for RMK Funds at Morgan Asset Management. He received his B.S. in Business Administration, magna cum laude, from Auburn University and has passed Level I of the CFA exam.

The Fund’s Statement of Additional Information provides information about Mr. Cook, Sr.’s compensation structure, other accounts managed by him and the Team and his ownership interests in the Fund.

HOW SHARES ARE PRICED

The NAV of each class of Fund shares is determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of the Fund's shares outstanding ((asset-liabilities)/number of shares=NAV) attributable to each share class.  The NYSE is closed on weekends and most national holidays.  The NAV takes into account the expenses and fees of the Fund, including investment advisory, administration, and any distribution fees, which are accrued daily.  The determination of NAV of the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board, and evaluated by the Board quarterly as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  Although not part of the adviser’s principal investment strategy, since the Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV of the Fund, the adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio occur before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes:  This Prospectus describes two classes of shares offered by the Fund: Investor Shares and Institutional Shares.  The Fund offers these two classes of shares so that you can choose the class that best suits your investment needs.  Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are minimum investment and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in the Fund represents interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Investor Shares:  Investor Shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Investor Shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Investor Shares shareholder’s investment and may cost more than other types of sales charges.  The minimum initial investment for all accounts (including IRAs) is $1,000 and the minimum subsequent investment is $250 ($25 for automatic investment plans).

Institutional Shares:  Institutional Shares are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  In addition, Institutional Shares do not have a distribution or service-related fee.  The minimum initial investment amount for all accounts (including IRAs) is $1,000,000. There is no minimum for subsequent investments.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares of the Fund to purchase, you should consider the investment minimums for each Class and present and future amounts you may invest in the Fund.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares:  You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail

The SouthernSun Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail

The SouthernSun Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers:  You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Fund, please call the Fund at 1-866-672-3863 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire.  The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan:  You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $25 on specified days of each month into your established Fund account.  Please contact the Fund at 1-866-672-3863 for more information about the Fund's Automatic Investment Plan.

Minimum and Additional Investment Amounts:  For Investor Class shares, the minimum initial investment for all accounts (including IRAs) is $1,000 and the minimum subsequent investment is $250 ($25 for automatic investment plans). For Institutional Class shares, the, minimum initial investment amount for all accounts (including IRAs) is $1,000,000. There is no minimum for subsequent investments. The adviser may waive the Institutional Class minimum account requirements for any reason, which may include:

i)

if the adviser believes that the aggregated accounts of a financial intermediary will meet the minimum initial investment requirement :

ii)

if the aggregated accounts of a group of immediate family members (i.e. a person’s spouse, parents, children, siblings and in-laws) meet the minimum initial investment requirement; and

iii)

for Trustees and officers of the Trust, and the current and former employees of the adviser and its affiliates, as well as their immediate family members.

The financial intermediaries or employee benefit plans may set different minimum investment requirements for their customers' investments.  Please contact your intermediary or plan sponsor for more information.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the Fund.  The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•

the name of the Fund and share class

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the “SouthernSun Small Cap Fund”

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-866-672-3863 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail

The SouthernSun Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail

The SouthernSun Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-866-672-3863.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $50 on specified days of each month into your established bank account.  Please contact the Fund at 1-866-672-3863 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days).

Good Order:  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $100,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redemption Fee: For shares held less than 30 days, the Fund will deduct a 2% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the Fund’s balance minimum.  See “General Transaction Policies” for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for 30 days or more are not subject to the 2% fee.

Redemption fees are paid to a Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Low Balances:  If at any time your account balance in the Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income annually and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Fund currently uses several methods to reduce the risk of market timing.  These methods include:

o

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;” and

o

Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Funds to help offset any cost associated with such short-term trading. The Funds will monitor the assessment of redemption fees against your account.  Based on the frequency of redemption fees assessed against your account, the advisor or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the advisor will be liable for any losses resulting from rejected purchase or exchange orders.  The advisor may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

Waivers of Redemption Fees:  The Fund reserves the right to waive the 2% redemption fee on shares held less than 30 days when the Fund believes such waiver is in the best interests of the Fund.  The Fund has elected not to impose the redemption fee for the following transactions for direct shareholders of Fund shares (if known by the Fund).

• Redemptions of shares pursuant to certain automatic rebalancing programs;

• Redemptions requested following the death of a registered shareholder on an account or the settler of a living trust that is the registered shareholder of an account, for shares held in the account at the time of death;

• Redemptions of shares that were purchased as participant contributions through an employer-sponsored retirement plan;

• Transaction activity due to processing errors;

• Shares exchanged from one share class to another within the Fund; and

• Redemption of shares purchased as part of wrap programs, model-based programs or similar programs through a financial intermediary.

 If you have any questions about whether your transaction will be subject to the redemption fee, please call the Fund at 1-866-672-3863.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC (“NLD”), located at 17605 Wright Street, Omaha, NE 68130, serves as distributor of the shares of the Fund.  NLD is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), for Investor Shares, pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund's average daily net assets attributable to Investor Shares.

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-866-672-3863 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance the SouthernSun Small Cap Fund shares since its inception.  The Fund is a continuation of the Predecessor Fund and, therefore, the financial information presented in the financial highlights is, in part, that of the Predecessor Fund.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the Fund has been derived from the financial statements audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s September 30, 2012 annual report, which is available upon request at 1-866-672-3863.

Investor Class shares(a)

	One year ended September 30, 2012	One year ended September 30, 2011		One year ended September 30, 2010		One year ended September 30, 2009		One year ended September 30, 2008
Net asset value, beginning of year	$ 17.41	$ 15.94		$ 12.55		$ 13.89		$ 17.35
Income From Investment Operations:
Net investment income (loss) (a)	(0.03)	(0.09)		(0.07)		0.00	(d)	0.00	(d)
Net realized and unrealized gain (loss) on investments	5.50	1.56		3.46		(1.16)		(2.49)
Total from investment operations	5.47	1.47		3.39		(1.16)		(2.49)
Less Distributions:
From net realized gains on investments	(1.24)	-		-		(0.18)		(0.97)
Total distributions	(1.24)	-		-		(0.18)		(0.97)
Paid in capital from redemption fees(d)	0.00	0.00		0.00		0.00		0.00
Net asset value, end of year	$ 21.64	$ 17.41		$ 15.94		$ 12.55		$ 13.89
Total return(b)	32.12%	9.22%		27.01%		(7.92)%		(14.94)%

Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$ 214,667	$ 93,228		$ 53,504		$ 59,210		$ 71,045
Ratios to average net assets
Expenses, net of reimbursement	1.25%	1.42%	(e)	1.50%	(e)	1.50%		1.50%
Expenses, before reimbursement	1.25%	1.33%		1.43%		1.53%		1.60%
Net investment income (loss),
net of reimbursement	(0.15)%	(0.44)%		(0.51)%		(0.05)%		(0.01)%
Net investment loss,
before reimbursement	(0.15)%	(0.35)%		(0.44)%		(0.08)%		(0.11)%
Portfolio turnover rate	31%	38%		28%		49%		52%

__________________________________________________________________________________________________________________

(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.  Had the Manager not absorbed a portion of the expenses, total returns would have been lower.

(c) Annualized for periods less than one year.

(d) Amount is less than $.01 per share.

(e) Such ratio includes Adviser’s recapture of waived/reimbursed fees from prior periods.

  Institutional Class shares*

	One year ended September 30, 2012	One year ended September 30, 2011	One year ended September 30, 2010
Net asset value, beginning of year	$ 17.52	$ 15.99	$ 12.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	0.03	(0.02)	(0.04)
Net realized and unrealized gain
on investments	5.53	1.55	3.48
Total from investment operations	5.56	1.53	3.44

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.24)	-	-
Total distributions	(1.24)	-	-
Paid in capital from redemption fees(c)	0.00	0.00	0.00
Net asset value, end of year	$ 21.84	$ 17.52	$ 15.99

Total return(b)	32.45%	9.57%	27.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$ 138,985	$ 43,417	$ 17,781
Ratio to average net assets
Expenses	1.01%	1.08%	1.19%
Net investment loss	0.14%	(0.12)%	(0.25)%

Portfolio Turnover Rate	31%	38%	28%

* The Fund commenced operations on September 30, 2009.

(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

(c) Amounts is less than $.01 per share.

PRIVACY NOTICE

FACTS		WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust
What we do
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust does not jointly market.

SOUTHERNSUN FUNDS

Adviser	SouthernSun Asset Management, LLC 6070 Poplar Avenue, Suite 300 Memphis, TN 38119
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68137
Custodian	The Bank of New York Mellon One Wall Street, 25th Floor New York, NY 10286
Independent Registered Public Accounting Firm	Tait, Weller & Baker, LLP 1818 Market St., Suite 2400 Philadelphia, PA 19103

You may obtain the following and other information on the Fund free of charge:

Statement of Additional Information (“SAI”)

The SAI of the Fund provides more details about the Fund’s policies and management.  The Fund’s SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report

The annual and semi-annual reports for the Fund provide the most recent financial reports and a discussion of portfolio holdings.  These reports contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the last fiscal year or period.

To receive any of these documents or additional copies of the Fund’s Prospectus or to request additional information about the Fund, please contact us or visit our website listed below.

By Telephone (toll free):	By Mail:	By Internet:
1-866-672-3863	The SouthernSun Funds	www.SouthernSunFunds.com
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

Through the SEC:

You may review and obtain copies of the Fund’s information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E. Washington, D.C. 20549-0102.

Investment Company Act File Number:  811-21720

SouthernSun U.S. Equity Fund

Investor Shares: SSEFX

Institutional Shares: SSEIX

Class C Shares: SSECX

PROSPECTUS

January 29, 2013

1-866-672-3863

www.SouthernSunFunds.com

Advised by:

SouthernSun Asset Management, LLC

6070 Poplar Avenue, Suite 300

Memphis, TN 38119

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Investment Adviser Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Investment Adviser Portfolio Manager
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
Purchasing Shares
Minimum and Additional Investment Amounts
When Order is Processed
Retirement Plans
HOW TO REDEEM SHARES
Redeeming Shares
Redemptions in Kind
When Redemptions are Sent
When You Need Medallion Signature Guarantees
Retirement Plans
Low Balances
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy and Practices

FUND SUMMARY

Investment Objective: The Fund’s investment objective is to provide long-term capital appreciation.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed, on shares held less than 30 days)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Shares	Institutional Shares	Class C Shares
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%
Other Expenses	1.96%	1.96%	1.96%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.07%	2.82%	3.82%
Fee Waiver and/or Reimbursement (2)	(1.91)%	(1.91)%	(1.91)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	1.16%	0.91%	1.91%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)  The adviser has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses, until January 31, 2014 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, borrowing costs (such as interest and dividend expense on securities sold short) , brokerage fees and commissions, , expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the Fund do not exceed 1.35%, 1.10% and 2.10% for Investor Shares, Institutional Shares and Class C Shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor Shares	$118	$768	$1,443	$3,249
Institutional Shares	$93	$693	$1,319	$3,009
Class C Shares	$194	$991	$1,807	$3,932

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.   During the most recent fiscal period, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies:  Under normal market conditions, the Fund invests at least 80% of its assets in equity securities (common stocks) of U.S. companies.  The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks of small to middle capitalization U.S. companies that the portfolio manager selects using a research-driven, value-oriented investment strategy.  The Fund defines the small to middle capitalization investable universe of securities to include securities of issuers with a market capitalization at the time of purchase within the capitalization range of companies in the Russell 2500® Index and/or the Russell Mid Cap Index during the most recent 12 month period (based on month-end data).

The Fund’s portfolio will typically invest in 20-40 companies the adviser believes are niche- dominant, attractively-valued with financial flexibility and uniquely-fitted management teams.  When selecting companies for investment, the portfolio manager seeks opportunities that it believes have the following characteristics:

•

Financial Strength: The adviser prefers companies that have strong internally generated discretionary cash flow and organic revenue growth.

•

Management Capability: The adviser prefers management teams with measurable, transparent goals that are held accountable for performance.  This applies to multiple levels of management from the CEO and CFO to the plant/facilities manager.

•

Niche Dominance:  The adviser prefers companies that it believes exhibit competitive advantages through superior products, process controls and technologies.

The Fund generally seeks to buy and hold stocks for the long-term, but will sell holdings that the portfolio manager believes have exceeded their intrinsic market value, become too large a position, experienced a change in fundamentals or are subject to other factors that may contribute to relative under performance.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

o

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

o

Limited History of Operations.  The Fund is a new mutual fund and has a limited history of operation.

o

Liquidity Risk.  Some small- and mid-cap securities may have few market-makers and low trading volume, which tends to increase transaction costs and may make it difficult for the Fund to dispose of a small- and mid-cap security at all or at a price which represents current or fair market value.

o

Non-Diversification Risk.  The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

o

Small and Mid Company Risk.  Stocks of small- and mid-capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

o

Stock Market Risk.  Stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

o

Value Investing Risk.  Because the Fund's adviser uses a value-oriented approach, there is a risk that the market will not recognize a stock’s intrinsic value for an unexpectedly long time, or that the portfolio manager’s calculation of the underlying value will not be reflected in the market price.

Suitability:

The Fund may be a suitable investment for:

Long-term investors seeking a value investment strategy

Investors willing to accept price fluctuations in their investments

Investors willing to accept risks associated with more aggressive equity investments

The Fund may not be appropriate for:

Investors pursuing shorter-term investment goals

Investors who need regular income

Performance Information: Because the Fund has less than a full year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by calling 1-(866)-672-3863.

Investment Adviser:  SouthernSun Asset Management, LLC is the Fund’s investment adviser.

Investment Adviser Portfolio Manager:  Michael W. Cook, Sr., Chief Executive Officer and Chief Investment Officer, is the Fund's portfolio manager.  Mr. Cook is primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares:  For Investor Class and Class C shares, the minimum initial investment for all accounts (including IRAs) is $1,000 and the minimum subsequent investment is $250 ($25 for automatic investment plans). For Institutional Class shares, the minimum initial investment amount for all accounts (including IRAs) is $1,000,000. There is no minimum for subsequent investments.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Not all share classes are available for purchase in all states.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective: The Fund’s investment objective is to provide long-term capital appreciation.  The Fund’s investment objective and its 80% investment policy are not fundamental policies, and may be changed by the Board of Trustees without shareholder approval upon 60 days written notice.

Principal Investment Strategies:  Under normal market conditions, the Fund invests at least 80% of its assets in equity securities (common stocks) of U.S. companies.  The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks of small to middle capitalization U.S. companies that the portfolio manager selects using a research-driven, value-oriented investment strategy.  The Fund defines the investable universe of small to middle capitalization securities to include securities of issuers with a market capitalization at the time of purchase within the capitalization range of companies in the Russell 2500® Index and/or the Russell Mid Cap Index during the most recent 12 month period (based on month-end data).  This capitalization range will change over time.  As of December 31, 2012 the range was $27.94 million to $10.3 billion for the Russell 2500 Index and $296.4 million to $25.1 billion for the Russell Mid Cap Index.

The Fund’s portfolio will typically invest in 20-40 companies the adviser believes are niche dominant, attractively-valued with financial flexibility and uniquely-fitted management teams.  When selecting companies for investment, the portfolio manager seeks opportunities that it believes have the following characteristics:

•

Financial Strength: The adviser prefers companies that have strong internally generated discretionary cash flow and organic revenue growth.

•

Management Capability: The adviser prefers management teams with measurable, transparent goals that are held accountable for performance.  This applies to multiple levels of management from the CEO and CFO to the plant/facilities manager.

•

Niche Dominance:  The adviser prefers companies that it believes exhibit competitive advantages through superior products, process controls and technologies.

The Fund generally seeks to buy and hold stocks for the long-term, but will sell holdings that the portfolio manager believes have exceeded their intrinsic market value, become too large a position, experienced a change in fundamentals or are subject to other factors that may contribute to relative under performance.  The Fund generally seeks to hold positions in companies as they increase in market capitalization as long as the portfolio manager considers the company to remain an attractive investment with capital appreciation potential.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks:

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller sized issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Liquidity Risk.  The small- and mid-sized company stocks purchased and held by the Fund tend to trade in markets that are less liquid than markets for larger company stocks.  Therefore, the sale of stocks held by the Fund often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.  The Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities may offer a higher yield or greater potential for capital appreciation than securities that are more readily marketable, but they may not always be marketable on advantageous terms, if at all.  A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the portfolio manager determines that an adequate investment trading market exists for that security.  However, there can be no assurance that a market will exist for any illiquid security at a particular time.

Limited History of Operations.  The Fund is a new mutual fund and has a limited history of operation s ..

Non-Diversification Risk.  The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Small and Mid Company Risk.  While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they both still involve substantial risk. Small- and mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.  Stocks of small- and mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Stock Market Risk.  Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will under-perform either the securities markets generally or particular segments of the securities markets.

Value Investing Risk.  Because the Fund's adviser uses a value-oriented approach, there is a risk that the market will not recognize a stock’s intrinsic value for an unexpectedly long time, or that the portfolio manager’s calculation of the underlying value will not be reflected in the market price.  The portfolio manager’s calculation of a stock’s intrinsic value involves estimates of future cash flow, which may prove to be incorrect, and therefore, result in sales of the stock at prices lower than the Fund’s original purchase price.

Suitability:

The Fund may be a suitable investment for:

Long-term investors seeking a value investment strategy

Investors willing to accept price fluctuations in their investments

Investors willing to accept risks associated with more aggressive equity investments

The Fund may not be appropriate for:

Investors pursuing shorter-term investment goals

Investors who need regular income

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information. The Fund will publish a schedule of its 10 largest portfolio holdings, sector weightings, regional weightings, trading activity commentary and portfolio characteristics as of the last calendar day of each month on its website at www.SouthernSunFunds.com generally within 35 days. The Fund will post a complete list of its portfolio holdings as of the last day of each fiscal quarter or semi-annual period within 60 days following the end such period on its website at www.SouthernSunFunds.com. The Fund’s portfolio holdings will remain available on its website at least until the next quarterly update. Shareholders may request portfolio holdings schedules at no charge by calling 1-866-672-3863.

MANAGEMENT

Investment Adviser: SouthernSun Asset Management, LLC, located at 6070 Poplar Avenue, Suite 300, Memphis, TN 38119, serves as the Fund’s adviser.  The adviser is a registered investment advisory firm that has been in business since 1989.  As of December 31, 2012, the firm had approximately $2.62 billion of assets under management .. The adviser has overall supervisory responsibility for the general management and investment of the Fund and its securities portfolio.  Subject to review and approval by the Board of Trustees of the Trust, the adviser sets the Fund’s overall investment strategies and evaluates and manages the Fund’s assets.

The adviser has contractually agreed to waive its management fees and/or to make payments to limit the Fund’s expenses, until January 31, 2014 so that the total annual operating fees and expenses (exclusive of any front-end or contingent deferred loads, taxes,  borrowing costs (such as interest and dividend expense on securities sold short), brokerage commissions, expenses on other investment companies in which the fund may invest, or extraordinary expenses such as litigation) other than , at least until January 31, 2014, so that the total annual operating expenses of the Fund’s Investor Class, Institutional Class and Class C shares will not exceed 1.35%, 1.10% and 2.10%, respectively, of average daily net assets.  Waivers and expense payments may be recouped by the adviser from the Fund to the extent that overall expenses fall below the specified limits within three years of when the amounts were waived or paid.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contracts of the Fund is available the Fund’s annual shareholder report dated September 30, 2012.

Investment Adviser Portfolio Manager: Michael W. Cook, Sr., is the portfolio manager and is primarily responsible for the day-to-day management of the Fund.  He is supported by the adviser's investment team (the "Team"). Led by Mr. Cook, Sr., the Team currently consists of himself and four analysts, each of whom is a generalist.  The Team provides all analysis and company-specific research for current and future portfolio holdings in the Fund.  The entire Team thoroughly examines each current and future portfolio holding which must meet SouthernSun’s stringent investment criteria.  While the Team attempts to evaluate all company-specific issues brought forth by the analysts, all final investment and portfolio management decisions are approved by the portfolio manager.

Members of the SouthernSun Investment Team:

Michael W. Cook, Sr.

Founder, Chief Executive Officer, Chief Investment Officer and Portfolio Manager

Mr. Cook, Sr. founded SouthernSun, formerly Cook Mayer Taylor, in 1989, and is primarily responsible for the investment of SouthernSun’s domestic and global assets, which include the Fund.  In his 25 years of experience as a research analyst and portfolio manager, Mr. Cook has developed a unique investment philosophy and process which serves as the core of the firm’s U.S. and Global Equity strategies.  Throughout his career, he has been featured and quoted in The Wall Street Journal and Barron’s and has been a speaker on CNBC, Fox Business News, and Bloomberg TV.  He is also a requested presenter on U.S. and Global Small and Mid Cap opportunities at regional U.S. and European investor conferences. Mr. Cook attended Covenant College and the OCCA Business Programme, Wycliffe Hall, University of Oxford, and is a member of the CFA Institute.

Phillip W. Cook

Senior Analyst, Principal

Mr. Cook joined SouthernSun in July 2006. He is responsible for coordination of research and communication within the investment team and is responsible for the research and analysis of existing portfolio companies as well as new ideas. Prior to joining SouthernSun, Mr. Cook served as the Analyst to the Chairman and CEO of Trivest Partners, a Miami-based private equity firm focused on middle-market LBOs. He received his B.S. in International Business, summa cum laude, from Auburn University and has passed Level II of the CFA exam. He also serves as Chairman of the Board for Su Casa Family Ministries.

Michael S. Cross

Senior Analyst, Principal

Mr. Cross joined SouthernSun in June 2008.  He is responsible for company research and analysis of current and potential portfolio holdings.  Prior to joining SouthernSun, Mr. Cross was an officer of Cummins, Inc. and responsible for leading one of Cummins’ business units.  He has Global experience in Sales, Marketing, Finance, Accounting, Logistics, Operations and General Management.  He was with Cummins, Inc. for over 24 years.  Mr. Cross received his B.S. from Vanderbilt University and an M.B.A. from Vanderbilt’s Owen School with concentrations in Finance, Accounting and Management Information Systems.  He has also passed the CPA exam.  Mr. Cross serves on the Board of the Neighborhood Christian Center.

Peter Matthews, CPA, CFA

Senior Analyst, Principal

Mr. Matthews joined SouthernSun in December 2006. He is responsible for company research and analysis of current and potential portfolio holdings. Prior to joining SouthernSun, Mr. Matthews worked in operations for Southeastern Asset Management and the Longleaf Partners Funds from April 2005 to September 2006.  Mr. Matthews served as staff accountant with Ernst & Young from September 2004 to March 2005.  Mr. Matthews graduated from Rhodes College in May 2000 with a major in Economics and subsequently received both his M.B.A. in August of 2003 and M.S. in Accounting in December of 2003 from the University of Memphis. He is a licensed CPA and a CFA charterholder.

S. Elliot Cunningham

Senior Analyst, Principal

Mr. Cunningham joined SouthernSun in 2008. His responsibilities include the research and analysis of investment opportunities and monitoring of existing portfolio companies. Prior to joining SouthernSun, Mr. Cunningham served as an Analyst for RMK Funds at Morgan Asset Management. He received his B.S. in Business Administration, magna cum laude, from Auburn University and has passed Level I of the CFA exam.

The Fund’s Statement of Additional Information provides information about Mr. Cook, Sr.’s compensation structure, other accounts managed by him and the Team and his ownership interests in the Fund.

Prior Performance Information: SOUTHERNSUN SMID CAP COMPOSITE

Mr. Cook, Sr. is responsible for managing separate accounts for clients of SouthernSun Asset Management and has full discretionary authority over the selection of investments for those SMID Cap Composite accounts, and uses substantially the same goals and style of investment management in managing the Fund.  The Fund has substantially the same investment objectives, policies and strategies as the SMID Cap Composite accounts.

The information for the SMID Cap Composite accounts is provided to show the past performance of those accounts as measured against the specified benchmark and index.  The return information is compliant with the Global Investment Performance Standards (GIPS®) promulgated by the CFA Institute (GIPS® standards are similar to, but not identical to, the method approved by the Securities and Exchange Commission for investment company financial reports).  The performance of the SMID Cap Composite accounts does not represent the historical performance of the Fund, and should not be considered indicative of future performance of the SMID Cap Composite accounts or the Fund.  Future results will differ from past results because of differences in future behavior of the various investment markets, account expenses and the timing of purchases and sales, among other things.  In addition, the SMID Cap Composite accounts are not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940, as amended and the Internal Revenue Code, which, if applicable, might have adversely affected the performance of the SMID Cap Composite accounts during the periods shown.

Performance of the Fund during future periods will definitely vary.  Some months and some quarters will result in negative performance; indeed, some future years may have negative performance.

The adviser provided the information shown below and calculated the performance information as to the SMID Cap Composite accounts.  The SMID Cap Composite accounts' returns shown include realized and unrealized gains plus income, including accrued income.  The SMID Cap Composite account actual returns are presented as adjusted to reflect the estimated expenses of the Investor Class and Class C shares of the Fund, including 12b-1 fee, in place of the fees charged for the SMID Cap Composite separate accounts and returns adjusted to reflect the estimated expenses of the Institutional Class shares of the Fund, which do not bear a 12b-1 fee.  Results include the reinvestment of dividends and capital gains.  Returns from cash and cash equivalents in the SMID Cap Composite accounts are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.  The SMID Cap Composite accounts were valued on a daily basis.

SMID Cap Composite Accounts

Average Annual Total Returns

For the periods ended December 31, 2012

	1 Year	5 Years	10 Years
SMID Cap Composite Accounts[1] (assuming Investor share class expense limitation)	17.9%	9.69%	13.59%
SMID Cap Composite Accounts[1] (assuming Institutional share class expense limitation)	18.23%	9.97%	14.24%
SMID Cap Composite Accounts[1] (assuming “C” share class expense limitation)	17.04%	8.86%	13.09%
Russell 2500 Index[2]	17.88%	4.34%	10.49%
Russell Mid Cap Index[3]	17.28%	3.57%	10.65%

1 As of December 31, 2012, the SMID Cap Composite accounts totaled $ 677.3 million.

2 The Russell 2500 Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Frank Russell Company (“FRC”) is the source and owner of the Russell Index Information and Sector Classifications contained or reflected in this material and all trademarks and copyrights related thereto. The Russell Index Information and Sector Classifications may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. For more information on either index, please consult the Frank Russell Company.

3 The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.  Frank Russell Company (“FRC”) is the source and owner of the Russell Index Information and Sector Classifications contained or reflected in this material and all trademarks and copyrights related thereto. The Russell Index Information and Sector Classifications may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. For more information on either index, please consult the Frank Russell Company.

HOW SHARES ARE PRICED

The NAV of each class of Fund shares is determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of the Fund's shares outstanding ((asset-liabilities)/number of shares=NAV) attributable to each share class.  The NYSE is closed on weekends and most national holidays.  The NAV takes into account the expenses and fees of the Fund, including investment advisory, administration, and any distribution fees, which are accrued daily.  The determination of NAV of the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board, and evaluated by the Board quarterly as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  Although not part of the adviser’s principal investment strategy, since the Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV of the Fund, the adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio occur before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes:  This Prospectus describes three classes of shares offered by the Fund: Investor Shares, Institutional Shares and Class C Shares.  The Fund offers these three classes of shares so that you can choose the class that best suits your investment needs.  Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are minimum investment and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in the Fund represents interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Investor Shares:  Investor Shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Investor Shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Investor Shares shareholder’s investment and may cost more than other types of sales charges.  The minimum initial investment for all accounts (including IRAs) is $1,000 and the minimum subsequent investment is $250 ($25 for automatic investment plans).

Institutional Shares:  Institutional Shares are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  In addition, Institutional Shares do not have a distribution or service-related fee.  The minimum initial investment amount for all accounts (including IRAs) is $1,000,000. There is no minimum for subsequent investments.

Class C Shares: Class C shares of the Fund are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges. The minimum initial investment for all accounts (including IRAs) is $1,000 and the minimum subsequent investment is $250 ($25 for automatic investment plans).

Factors to Consider When Choosing a Share Class:  When deciding which class of shares of the Fund to purchase, you should consider the investment minimums for each Class and present and future amounts you may invest in the Fund.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares:  You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail

The SouthernSun Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail

The SouthernSun Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers:  You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Fund, please call the Fund at 1-866-672-3863 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire.  The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan:  You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $25 on specified days of each month into your established Fund account.  Please contact the Fund at 1-866-672-3863 for more information about the Fund's Automatic Investment Plan.

Minimum and Additional Investment Amounts:  For Investor Class and Class C shares, the minimum initial investment for all accounts (including IRAs) is $1,000 and the minimum subsequent investment is $250 ($25 for automatic investment plans). For Institutional Class shares, the, minimum initial investment amount for all accounts (including IRAs) is $1,000,000. There is no minimum for subsequent investments. The adviser may waive the Institutional Class minimum account requirements for any reason, which may include:

i)

if the adviser believes that the aggregated accounts of a financial intermediary will meet the minimum initial investment requirement :

ii)

if the aggregated accounts of a group of immediate family members (i.e. a person’s spouse, parents, children, siblings and in-laws) meet the minimum initial investment requirement; and

iii)

for Trustees and officers of the Trust, and the current and former employees of the adviser and its affiliates, as well as their immediate family members.

The financial intermediaries or employee benefit plans may set different minimum investment requirements for their customers' investments.  Please contact your intermediary or plan sponsor for more information.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the Fund.  The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•

the name of the Fund and share class

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the “SouthernSun U.S. Equity Fund”

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-866-672-3863 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail

The SouthernSun Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail

The SouthernSun Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-866-672-3863.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $50 on specified days of each month into your established bank account.  Please contact the Fund at 1-866-672-3863 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days).

Good Order:  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $100,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redemption Fee: For shares held less than 30 days, the Fund will deduct a 2% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the Fund’s balance minimum.  See “General Transaction Policies” for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for 30 days or more are not subject to the 2% fee.

Redemption fees are paid to a Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Low Balances:  If at any time your account balance in the Fund falls below $1,000 for Investor Class or Class C share accounts or $1,000,000 for Institutional Class share accounts, the Fund may notify you that, unless the account is brought up to the appropriate account minimum within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below the appropriate account minimum due to a decline in NAV.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income annually and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Fund currently uses several methods to reduce the risk of market timing.  These methods include:

o

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;” and

o

Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee is intended to discourage short-term trading and is paid to the Funds to help offset any cost associated with such short-term trading. The Funds will monitor the assessment of redemption fees against your account.  Based on the frequency of redemption fees assessed against your account, the advisor or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the advisor will be liable for any losses resulting from rejected purchase or exchange orders.  The advisor may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

Waivers of Redemption Fees:  The Fund reserves the right to waive the 2% redemption fee on shares held less than 30 days when the Fund believes such waiver is in the best interests of the Fund.  The Fund has elected not to impose the redemption fee for the following transactions for direct shareholders of Fund shares (if known by the Fund).

•

Redemptions of shares pursuant to certain automatic rebalancing programs;

•

Redemptions requested following the death of a registered shareholder on an account or the settler of a living trust that is the registered shareholder of an account, for shares held in the account at the time of death;

•

Redemptions of shares that were purchased as participant contributions through an employer-sponsored retirement plan;

•

Transaction activity due to processing errors;

•

Shares exchanged from one share class to another within the Fund; and

•

Redemption of shares purchased as part of wrap programs, model-based programs or similar programs through a financial intermediary.

If you have any questions about whether your transaction will be subject to the redemption fee, please call the Fund at 1-866-672-3863.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC (“NLD”), located at 17605 Wright Street, Omaha, NE 68130, serves as distributor of the shares of the Fund.  NLD is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), for Investor Shares and Class C Shares, pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% and 1.00% of the Fund's average daily net assets attributable to Investor Shares and Class C Shares, respectively.

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-866-672-3863 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by Tait, Weller & Baker, LLP, whose report, along with the Fund's financial statements, are included in the Fund’s September 30, 2012 annual report, which is available upon request.

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Period ended September 30, 2012*
	Investor Class	Institutional Class	Class C
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment gain (loss) (a)	0.01	0.02	(0.02)
Net realized and unrealized gain on investments	0.08	0.09	0.10
Total from investments operations	0.09	0.11	0.08

Net asset value, end of period	$ 10.09	$ 10.11	$ 10.08

Total Return (b)	0.90%	1.10%	0.80%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 263	$ 11,502	$ 374
Ratio to average net assets
Expenses, net of reimbursement (c)	1.15%	0.90%	1.90%
Expenses, before reimbursement (c)	3.06%	2.81%	3.81%
Net investment income (loss),
net of reimbursement	0.20%	0.45%	(0.55)%
Net investment loss, before reimbursement (c)	(1.71)%	(1.46)%	(2.46)%
Portfolio turnover rate	49%	49%	49%

                            *The Fund commenced operations on April 10, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)	Annualized for periods less than one year.
(d)	Amount is less than $.01 per share.

NOTICE OF PRIVACY POLICY & PRACTICES

FACTS		WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

 The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-402-493-4603.

Who we are
Who is providing this notice?	Northern Lights Fund Trust
What we do
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust does not jointly market.

SOUTHERNSUN FUNDS

Adviser	SouthernSun Asset Management, LLC 6070 Poplar Avenue, Suite 300 Memphis, TN 38119
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, O H 43215
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130
Custodian	The Bank of New York Mellon One Wall Street, 25th Floor New York, NY 10286
Independent Registered Public Accounting Firm	Tait, Weller & Baker, LLP 1818 Market St., Suite 2400 Philadelphia, PA 19103

You may obtain the following and other information on the Fund free of charge:

Statement of Additional Information (“SAI”)

The SAI of the Fund provides more details about the Fund’s policies and management.  The Fund’s SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report

The annual and semi-annual reports for the Fund provide the most recent financial reports and a discussion of portfolio holdings.  These reports contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the last fiscal year or period.

To receive any of these documents or additional copies of the Fund’s Prospectus or to request additional information about the Fund, please contact us or visit our website listed below.

By Telephone (toll free):	By Mail:	By Internet:
1-866-672-3863	The SouthernSun Funds	www.SouthernSunFunds.com
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

Through the SEC:

You may review and obtain copies of the Fund’s information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E. Washington, D.C. 20549-0102.

Investment Company Act File Number:  811-21720

January 29, 2013

Altegris Futures Evolution Strategy Fund A Series of Northern Lights Fund Trust

Statement of Additional Information Class A (EVOAX) Class C (EVOCX) Class I (EVOIX) Class N (EVONX)
ADVISED BY Altegris Advisors, LLC 1200 Prospect Street Suite 550 La Jolla, CA 92037	SUB-ADVISED BY DoubleLine Capital LP 333 South Grand Avenue Suite 1800 Los Angeles, CA 90071

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Altegris Futures Evolution Strategy Fund (the "Fund") dated January 29, 2013 .. You can obtain copies of the Fund's Prospectus, annual or semiannual reports without charge by contacting the Fund's transfer agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 1-877-772-5838. You may also obtain a Prospectus by visiting the Fund's website at www.altegrismutualfunds.com.
REV 10242011

THE FUND	2
TYPES OF INVESTMENTS	3
INVESTMENT RESTRICTIONS	30
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	32
MANAGEMENT	34
CONTROL PERSONS AND PRINCIPAL HOLDERS	40
INVESTMENT ADVISER AND SUB-ADVISER	41
THE DISTRIBUTOR	45
PORTFOLIO MANAGERS	48
ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY	52
ALLOCATION OF PORTFOLIO BROKERAGE	53
PORTFOLIO TURNOVER	53
OTHER SERVICE PROVIDERS	54
DESCRIPTION OF SHARES	56
ANTI-MONEY LAUNDERING PROGRAM	56
PURCHASE, REDEMPTION AND PRICING OF SHARES	57
TAX STATUS	60
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67
LEGAL COUNSEL	67
CONSOLIDATED FINANCIAL STATEMENTS	67
APPENDIX A

THE FUND

The Altegris Futures Evolution Strategy Fund is a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees"). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally, on a per-class basis, with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a non-diversified series of the Trust. The Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may add classes to the Fund, start other series and offer shares of a new fund under the Trust at any time.

The SAI describes four classes of shares: Class A, Class C, Class I and Class N. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of the Fund and the descriptions of the Fund's principal investment strategies are set forth under "Investment Objective, Principal Investment Strategies, Related Risks" in the Prospectus. The Fund's investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies Altegris Advisors, L.L.C. (the "Adviser") and DoubleLine Capital LP (the "Sub-Adviser" or ("DoubleLine"®) may employ in pursuit of the Fund's investment objective and a summary of related risks.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ( "ADRs "), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

General

The Fund may invest in exchange traded funds ("ETFs") and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities

The Fund may purchase ETFs and other closed end funds that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers' Acceptances

The Fund may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted " by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund's Adviser or Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Securities of Other Investment Companies

The Fund's investments in exchange-traded funds, mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Due to legal limitations, the Fund will be prevented from: 1) purchasing more than 3% of an investment company's (including ETFs) outstanding shares; 2) investing more than 5% of the Fund's assets in any single such investment company, and 3) investing more than 10% of the Fund's assets in investment companies overall; unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Closed-End Investment Companies

The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses The Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser or Sub-Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-end Investment Companies

The Fund and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying fund, the Fund's ability to invest fully in shares of those funds is restricted, and the Adviser or Sub-Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, The Fund may hold securities distributed by an underlying fund until the Adviser or Sub-Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Fund and its Adviser or Sub-Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs). ETFs typically have two markets. The primary market is where institutions swap "creation units" in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

High Yield Securities

The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund's investments in lower rated securities.

High yield, high risk investments may include the following:

Straight Fixed-Income Debt Securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-Coupon Debt Securities. These do not pay periodic interest but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-Fixed-Coupon Debt Securities. These are zero-coupon debt securities that convert on a specified date to periodic interest-paying debt securities.

Pay-in-Kind Bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds are typically sold without registration under the Securities Act of 1933, as amended ( "1933 Act "), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries ("LDCs").

Securities Issued in Connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with a Fund's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Fund may invest in funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae and Freddie Mac.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks. Freddie Mac issues PCs, which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as "modified pass-through securities " .. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac. Fannie Mae is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates ("PCs "), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer mortgage assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO " class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security's yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Inverse Floaters. Inverse floaters constitute a class of MBS with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds Index ("COFI"). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

Collateralized Debt Obligations. Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the equity tranche which generally bears losses in connection with the first defaults, if any, on the bonds or loans in the trust and serves to provide some measure of protection to the other, more senior tranches from defaults. A senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify under Rule 144A under the Securities Act. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) that they may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser or Sub-Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions

Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Credit Default Swaps

The Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) and may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Additional Risks

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") (which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Commodity Pool Operator Regulation

The Trust, on behalf of the Fund, filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund's operation. Accordingly, neither the Fund nor the Subsidiary is currently subject to registration or regulation as a commodity pool operator. Recently, the CFTC proposed and adopted changes to Section 4.5, and other regulations which are anticipated to be both effective and subject to mandatory compliance by the Fund during 2013, although the date for compliance remains unspecified. These regulations will require the Fund, the Subsidiary and Underlying Pools that trade commodity futures to be operated by an entity registered with the CFTC as a commodity pool operator and to comply with the various regulations that govern commodity pools. These changes will result in additional registration and discloser obligations, may potentially limit or restrict the ability of the Fund to pursue its investment strategies in substantially the same manner as it currently does, and may increase future operating and investment costs of the Fund.

Specific Risks Relating to Managed Futures Trading

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Commodity Interests Trading is Speculative. Commodity Interest prices are highly volatile. Price movements for futures contracts, for example, which may fluctuate substantially during a short period of time, are influenced by numerous factors that affect the commodities markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events and changes in interest rates.

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Commodity Interests Trading is Highly Leveraged. The low margin deposits normally required in trading Commodity Interests permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a Commodity Interest may result in an immediate and substantial loss to the investor. For example, if at the time of purchase 5% of the price of a futures contract is deposited as margin, a 5% decrease in the price of the futures contract would, if the contract were then closed out, result in a total loss of the margin deposit (brokerage commission expense would also be incurred). Like other leveraged investments, any Commodity Interest trade may result in losses in excess of the amount invested. Although the Partnership may lose more than its initial margin on a trade, the Partnership, and not you personally, will be subject to margin calls. See "The Commodity Markets -- Margin" in the SAI.

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Commodity Interests Trading may be Illiquid. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day's settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. Futures prices in particular contracts have occasionally moved the daily limit for several consecutive days with little or no trading. If this occurs, the Partnership might be prevented from promptly liquidating unfavorable positions which could result in substantial losses. Those losses could significantly exceed the margin initially committed to the trades involved. In addition, even if prices have not moved the daily limit, or if there are no limits for the contracts traded by the Partnership, the Partnership may not be able to execute trades at favorable prices if little trading in the contracts is taking place. It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

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Trading Decisions Based on Technical Analysis. Certain Commodity Managers use trading programs that use "technical" factors in identifying price moves. The success of technical analysis depends upon the occurrence in the future of price movements. Technical systems will not be profitable and may in fact produce losses if there are no market moves of the kind the system seeks to follow. Any factor that would make it more difficult to execute the trades identified, such as a reduction of liquidity, also would reduce profitability. There is no assurance that Winton's trading systems will generate profits under all or any market conditions.

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Reliance on Key Personnel. Many Commodity managers depend on the services of one or two key persons. If they cannot or will not provide those services, it could adversely affect their ability to trade.

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Possible Effects of Speculative Position Limits and Accountability Levels. The CFTC and U.S. exchanges have established speculative position limits and accountability levels. Position limits control the number of net long or net short speculative futures or option (on futures) positions any person may hold or control in futures or option contracts traded on U.S. exchanges. Position accountability levels are position levels established by an exchange that, if reached by a person, cause such person to be subject to instructions by such exchange to reduce or not increase such position. Most Commodity Managers control the commodity trading of other accounts. All positions and accounts owned or controlled the Commodity Managers and their principals are combined for position limit and accountability level purposes. In order to comply with position limits or exchange limitations arising out of having positions subject to accountability levels, it is possible that a Commodity Manager will have to modify its trading instructions, and that positions held for the Fund will have to be liquidated. That could have a negative effect on the Fund's profitability.

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Increase in Amount of Funds Managed. If any Commodity Manager manages more money in the future, including money raised in this offering, such additional funds could affect its performance or trading strategies.

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Changes in the Number of Available Futures Contracts and Related Options. U.S. and foreign exchanges have established new futures and options contracts in the past few years. This trend could continue. A Commodity Manager's trading strategy might not be successful trading those new contracts.

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Other Clients of the Commodity Managers. The Commodity Managers manage other accounts. This increases the competition for the same trades which the Partnership makes. There is no assurance that the Fund's trading will generate the same results as any other accounts managed by the Commodity Managers.

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Failure of Clearing Brokers, Counterparties, Banks, Custodians and other Financial Firms. Commodity brokers must maintain the Fund's assets (other than assets used to trade foreign futures or options on foreign markets) in a segregated account. If a commodity broker goes bankrupt, the Fund could lose money as it may only be able to recover a pro rata share of the property available for distribution to all of the broker's customers. In addition, even if a commodity broker adequately segregates the Fund's assets, the Fund may still be subject to risk of loss of funds on deposit should another customer of the commodity broker fail to satisfy deficiencies in such other customer's account.

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Trading on Foreign Exchanges and Currency Exchange Rate Fluctuations. Trading may occur on foreign exchanges and other non-U.S. markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The Fund is at risk for fluctuations in the exchange rate between the currencies in which it trades and U.S. dollars. It also is possible that exchange controls could be imposed in the future. There is no restriction on how much of the Fund's trading might be on foreign markets.

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Trading in Over the Counter Instruments. The trading of over-the-counter instruments, subjects the Fund to a variety of risks including: 1) counterparty risk; 2) basis risk; 3) interest rate risk; 4) settlement risk; 5) legal risk; and 6) operational risk. Counterparty risk is the risk that the Partnership's counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are "principals' markets." That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm's management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

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Exchange for Physicals. The Fund may exchange a cash, forward or spot market position outside of regular trading hours for a comparable futures position. Such transactions are subject to counterparty creditworthiness risk. The CFTC has permitted the futures exchanges to expand the types of over-the-counter positions that can be part of an exchange for physicals position.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser or Sub-Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Adviser or Sub-Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Underlying Pools that Trade Commodity Futures

The Fund may invest a portion of its assets directly, or through the Subsidiary, in corporations (including foreign corporations), limited partnerships and other Pooled investment vehicles ("Underlying Pools"). Each Underlying Pool, or share class of the Underlying Pool, is managed by its own manager or trading adviser, pursuant to a proprietary strategy. The Underlying Pools use a form of leverage often referred to as "notional funding"—that is the nominal trading level for an Underlying Pool will exceed the cash deposited in its trading accounts. For example, if the Underlying Pool manager wants the Underlying Pool to trade a $200,000,000 commodity futures portfolio (the "nominal trading level") the Underlying Pool's margin requirement may be $10,000,000. The Underlying Pool can either deposit $200,000,000 to "fully fund" the account or can deposit only a portion of the $200,000,000, provided that the amount deposited meets the account's ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of the Underlying Pools. In addition, the leverage may make the Underlying Pools subject to more frequent margin calls. Being forced to raise cash at inopportune times to meet margin calls may prevent the Underlying Pool manager from making investments it considers optimal. T he cash and any marketable securities of the Underlying Pool will be available to meet the margin requirements for the Underlying Pool. However, in no circumstance will the assets of the Fund or Subsidiary not already invested in an Underlying Pool be available to meet the margin requirements of the Underlying Pool. Underlying Pool management fees are based on the nominal trading level and not the cash deposited in the trading account. For illustration purposes only, assume an Underlying Pool has assets of $50 million and has engaged a single Underlying Pool investment manager to trade futures on its behalf .. The Underlying Pool is notionally funded and uses a nominal trading level of $200 million. The Underlying Pool pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000. While the management fee represents 1% of the nominal account size ($200 million), the management fee represents 4% of the cash deposited ($50 million) in the Underlying Pool's commodity futures trading account.

The Underlying Pools are typically offered privately and no public market for such securities will exist. However, shares of the Underlying Pools are redeemable at intervals of one week or less. See, "Illiquid and Restricted Securities."

Swaps on Reference Assets (such as Underlying Pools)

In order to achieve the desired managed futures exposure, the Fund may enter into swap agreements in which a counterparty agrees to pay the Fund the return of a reference asset (such as an Underlying Pool), or a basket of such reference assets, in exchange for the Fund paying the counterparty a floating rate and/or a fixed rate. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund receives any gains generated by the   collateral. Swaps are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation policies. The change in swap value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that the return of the reference asset relative to the floating and/or fixed rate may be below expectations.

Structured Notes on Reference Assets (such as Underlying Pools)

In order to achieve the desired managed futures exposure, the Fund may purchase structured notes from an issuer who agrees to pay the Fund the return of a reference asset (such as an Underlying Pool), or a basket of such reference assets, less a floating rate and/or a fixed rate. Structured notes are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation policies. The change in note value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended [the "Securities Act"]) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A and the PORTAL Alliance have produced enhanced liquidity for many restricted securities. The PORTAL Alliance is an open, industry-wide platform to facilitate over the counter trading of 144A equity securities and is intended to enhance the liquidity and transparency of 144A equity securities by creating a source for indicative quotes, trade reporting and issuer information for 144A equity securities.

Under guidelines adopted by the Trust's Board, the Fund's Adviser or Sub-Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or Sub-Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser or Sub-Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or Sub-Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 30% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Wholly-Owned Subsidiary

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary "), which is expected to invest through Underlying Pool investments primarily in commodity and financial futures and option contracts, as well as in swap contracts, structured notes and in fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1.

Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.

Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3.

Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

4.

Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5.

Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. The Fund takes the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued do not represent interests in any particular "industry" or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities.);

6.

Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments), except that the Fund may purchase and sell futures contracts (including commodity futures) and options on futures (including options on commodity futures) to the fullest extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.

Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1.

Invest in any issuer for purposes of exercising control or management;

2.

Invest in securities of other investment companies except as permitted under the 1940 Act;

3.

Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, the Fund's investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders; or

4.

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The Subsidiary will also follow the Fund's fundamental and non-fundamental investment restrictions, described above, with respect to its investments. The Fund will look through the Subsidiary for purposes of compliance with diversification, leverage and concentration requirements and restrictions.

POLICIES AND PROCEDURES FOR DISCLOSURE
OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser and Sub-Adviser

Personnel of the Adviser and Sub-Adviser, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser and Sub-Adviser to provide their management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser and Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC

Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

JPMorgan Chase Bank, N.A

 JPMorgan Chase Bank, N.A. is custodian for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Ernst & Young LLP

Ernst & Young LLP is the Fund's independent registered public accounting firm; therefore, its personnel have access to the Fund's portfolio holdings in connection with auditing of the Fund's annual financial statements and providing assistance and consultation in connection with SEC filings.

Thompson Hine LLP

Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund's portfolio holdings in connection with review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Fund's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund's portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or Sub-Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Fund's Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, four (4) of whom are not "interested persons" (as defined under the 1940 Act) of the Trust, the Adviser and Sub-Adviser ("Independent Trustees "). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005. Mr. Miola is an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC (the Trust's distributor for the majority of the series of the Trust). The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees. The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.
Board Risk Oversight

The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves as a member of four other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, Masters and Bachelor degrees in Accounting, is a Certified Public Accountant and is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University.  He serves as a member of two other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc.  Mr. Palancia holds a Bachelor of Science degree in Economics.  He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch.  Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

INDEPENDENT TRUSTEES

NAME, ADDRESS AND AGE	POSITION/ TERM OF OFFICE*	PRINCIPAL OCCUPATON DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (11 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	94	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1954	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	101

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	101	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

INTERESTED TRUSTEES AND OFFICERS

NAME, ADDRESS AND AGE	POSITION/ TERM OF OFFICE*	PRINCIPAL OCCUPATON DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003) ; Director of Constellation Trust Company (since 2004).	94	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive .. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002–2006)	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

Legal Proceedings

On May 30, 2012, the Trust and certain of its current and former trustees and chief compliance officer (collectively, the "Recipients") received a Wells notice from the staff of the U.S. Securities and Exchange Commission (the "SEC").  A Wells notice is neither a formal allegation nor a finding of wrongdoing.  A Wells notice discloses that the SEC staff is considering recommending that the SEC commence proceedings against a party, alleging violations of certain provisions of the Federal securities laws.  The Wells notice received by the Recipients relates primarily to the process by which certain investment advisory agreements between the Trust (on behalf of a small number of funds in the Trust) and their advisers were approved, and the disclosures regarding the same.  Those specific funds involved are no longer offered for sale by the Trust.  The Wells notice also alleges separate books and records and compliance violations.  The Recipients disagree with the SEC’s potential allegations and believes its actions complied with existing rules.  The Recipients are cooperating with the SEC staff to seek a resolution to this matter.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held twelve meetings.

Compensation

Effective March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $21,500, as well as reimbursement for any reasonable expenses incurred attending meetings of the Board of Trustees, to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $17,500 and prior to June 30, 2011, each Trustee received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the beginning of each calendar quarter. The Audit Committee Chairman receives an $16,000 additional annual fee.  In addition, the Lead Independent Trustee receives an $16,000 additional annual fee.  The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended September 30, 2012.  Each Independent Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

NAME AND POSITION	AGGREGATE COMPENSATION FROM TRUST ** *	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX*** * PAID TO DIRECTORS
L. Merrill Bryan *	$17,500	None	None	$20,000
Anthony J. Hertl	$94,000	None	None	$110,000
Gary Lanzen	$78,000	None	None	$90,000
Mark H. Taylor	$78,000	None	None	$90,000
John V. Palancia	$60,500	None	None	$70,000
Michael Miola*	None	None	None	None

*     Retired in December 2011.

** This Trustee is deemed to be an “interested person” as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust's Administrator, Transfer Agent and Fund Accountant) and Northern Lights Distributors, LLC (the Fund's Distributor) and Northern Lights Compliance Services, LLC (the Trust's compliance service provider).

*** There are currently multiple series comprising the Trust. Trustees' fees are allocated equally to the Funds in the Trust.

**** The term "Fund Complex" includes the Northern Lights Fund Trust , Northern Lights Fund Trust III and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2012.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark Taylor	None	None
John V. Palancia	None	None
Michael Miola*	None	None

*

This Trustee is deemed to be an “interested person" as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust's Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund' Distributor) and Northern Lights Compliance Services, LLC (the Trust's compliance service provider).

Management Ownership

As of January 4, 2013, the Trustees, as a group, owned less than 1.00% of the Fund’s outstanding shares and less than 1.00% of the Fund Complex’s outstanding shares. ..

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

As of January 4, 2013, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address

Shares

Percentage of Fund

Class C Shares

NFS Collateral Account

22,935

5.27%

10687 Boca Woods Lane

Boca Raton, FL 33428

Class I Shares

Charles Schwab

6,664,111

52.52%

211 Main Street

San Francisco, CA 94105

NFS Omnibus-Reinvest

1,569,086

12.37%

1555 N River Center Drive, Suite 302

Milwaukee, WI 53212

Class N Shares

Genworth Financial Trust Company

5,276,600

61.51%

3200 N Central Ave, 7 th Floor

Phoenix, AZ 85012

Ameritrade, Inc.

503,188

5.86%

PO Box 2226

Omaha, NE 68103-2226

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser and Advisory Agreement

Altegris Advisors, L.L.C. (the “Adviser”), located at 1200 Prospect Street, Suite 550 La Jolla, CA 92037, serves as investment adviser to the Fund. The Adviser was established in 2010 for the purpose of advising the Fund and has no other clients. Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund's business affairs. Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust, on behalf of the Fund, the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund.

The Adviser has overall supervisory responsibilities for the general management and investment of the Fund's securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees. In general, the Adviser's duties include setting the Fund's overall investment strategies and asset allocation;

Under the Advisory Agreement, the Adviser, under the supervision of the Board of Trustees, agrees to invest the assets of the Fund directly in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund's current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall, directly, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Trust's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to a percentage of the Fund's average daily net assets. The Adviser has agreed to an advisory fee schedule including breakpoints according to the table below:

ADVISORY FEE BREAKPOINT TABLE

PORTION OF NET ASSETS	ADVISORY FEE
$1 billion and less	1.75%
Greater than $1 billion and less than or equal to $1.5 billion	1.60%
Greater than $1.5 billion and less than or equal to $2.0 billion	1.50%
Greater than $2.0 billion and less than or equal to $2.5 billion	1.40%
Greater than $2.5 billion and less than or equal to $3.0 billion	1.30%
Greater than $3 billion	1.15%

During the fiscal year period ended September 30, 2012, the Adviser earned $1,884,803 in advisory fees, of which $198,844 were waived. The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse expenses, other than expenses relating to borrowing costs (such as dividends or interest on securities sold short ) , acquired fund fees and expenses, underlying pool expenses or extraordinary expenses such as litigation , at least until April 30, 2014 , such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below. Waiver/reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Trust's Board of Trustees has determined in advance that a reimbursement is in the best interest of the Fund and its shareholders. Fee waiver and reimbursement arrangements can decrease the Fund's expenses and increase its performance.

FUND CLASS	EXPENSE CAP	MINIMUM DURATION
Class A	2.25%	April 30, 2014
Class C	3.00%	April 30, 2014
Class I	2.00%	April 30, 2014
Class N	2.25%	April 30, 2014

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled ("The Distributor") (c) the fees and certain expenses of the Custodian (as defined under the section entitled "Custodian") and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment. Pursuant to a tri-party agreement among the Adviser, the sub-adviser, and the Trust on behalf of the Fund, the Adviser has further agreed to waive advisory fees equal to the amount of any sub-advisory fees waived by the sub-adviser for investments made by the sub-adviser in its affiliated funds.

In addition, as described below under "Organization and Management of Wholly-Owned Subsidiary," the Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary's portfolio. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination.

Sub-Adviser and Sub-Advisory Agreement

The Adviser has engaged DoubleLine Capital LP, 333 South Grand Ave., Suite 1800, Los Angeles, CA 90071, to serve as Sub-Adviser to the Fund. The Sub-Adviser is responsible for selecting Fixed Income strategy investments and assuring that investments are made according to the Fund's investment objective, policies and restrictions.

The Sub-Advisory Agreement provides that the Sub-Adviser will formulate and implement a continuous investment program for the Fund’s Fixed Income strategy, in accordance with the Fund's objective, policies and limitations and any investment guidelines established by the Adviser. The Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to a Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee on the fixed income portion of the Fund's average daily net assets based on a percentage of the Fund's daily average net assets allocated to the Fixed Income strategy. The Sub-Adviser is paid by the Adviser not the Fund.

The Sub-Advisory Agreement shall continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

Codes of Ethics

The Trust, the Adviser, the Sub-Adviser and the Distributor (as defined under the section entitled (“The Distributor”) each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Trust's code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies, or the proxy policies of the Adviser's designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. It is anticipated that the Sub-Adviser will vote all proxies that are received on the Fund's behalf.

Where a proxy proposal raises a material conflict between the Adviser's or Sub-Adviser's interests and the Fund's interests, the Adviser or Sub-Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Adviser or Sub-Adviser will abstain from voting the securities held by that client's account. A copy of the Sub-Adviser's proxy voting policies is attached hereto as Appendix A.

More information

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-877-772-5838; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-877-772-5838 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Fund's shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended September 30, 2012:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Altegris Futures Evolution Strategy	$18,175	$0	$0	$0
The Distributor also receives 12b-1 fees from Fund as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A, Class C and Class N shares  (the  "Plan") pursuant to which A Class of shares of the Fund is authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under the Plan, Class A, Class C and Class N shares of the Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25%, 1.00% and 0.25%, respectively of the average net assets of Class A, Class C and Class N shares as compensation for the Distributor providing account maintenance and distribution services to shareholders.  Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine.  Such fees shall be based upon the Fund's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

During the fiscal year ended September 30, 2012, the Fund paid $ 162,484 in distribution related fees pursuant to the Plan.

Actual 12b-1 Expenditures Paid By the Fund

During the Fiscal Period Ended September 30, 2012

Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$4,267
Payment to dealers	$153,961
Compensation to sales personnel	None
Other	$4,256
Total	$162,484

PORTFOLIO MANAGERS

Jon Sundt, Matthew Osborne and Allen Cheng, each of the Adviser, are portfolio co-managers of the Fund. The Sub-Adviser portfolio manager is Jeffrey E. Gundlach. As of September 30, 2012, they were responsible for the portfolio management of the following types of accounts in addition to the Fund and the Subsidiary:

JON SUNDT
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	7	$1,644	0	0
Other Pooled Investment Vehicles	17	$1,292	0	0
Other Accounts	0	0	0	0

MATTHEW OSBORNE
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	7	$1,644	0	0
Other Pooled Investment Vehicles	17	$1,292	0	0
Other Accounts	0	0	0	0

ALLEN CHENG
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	7	$1,644	0	0
Other Pooled Investment Vehicles	17	$1,292	0	0
Other Accounts	0	0	0	0

JEFFREY E. GUNDLACH
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	10	$38,219	0	0
Other Pooled Investment Vehicles	8	$3,892	2	$3,315
Other Accounts	33	$3,278	0	0

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, a portfolio manager may receive fees from certain accounts that are higher than the fee it receives from other accounts, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for the Fund’s Adviser (and portfolio co-managers) and the Fund’s Sub-Adviser and its portfolio manager.

Altegris Advisors, L.L.C. ("Altegris"). Altegris manages multiple client accounts and, as such, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Altegris may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

Altegris and its associates will attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Altegris may recommend or cause a client to invest in a security in which another client of Altegris has an ownership position. Altegris has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that Altegris seeks to purchase or sell the same security for multiple client accounts, Altegris may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

DoubleLine Capital LP, ("DoubleLine"). DoubleLine has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of a Fund.

For instance, DoubleLine may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. DoubleLine and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, DoubleLine may recommend or cause a client to invest in a security in which another client, or possibly a portfolio manager, of DoubleLine has an ownership position. Conflicts potentially limiting a Fund's investment opportunities also may arise when the Fund and other clients of the Adviser invest in different parts of an issuer's capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest DoubleLine has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that DoubleLine seeks to purchase or sell the same security for multiple client accounts, DoubleLine may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

Compensation

For services as portfolio co-manager to the Fund, Allen Cheng receives a salary and a discretionary bonus from the Adviser. Matthew Osborne receives a salary from the Adviser. Jon Sundt, as CEO of the Adviser and several Adviser affiliates, receives a salary from one of those affiliates. Each of Messrs. Sundt and Osborne had an equity interest in the Adviser prior to its acquisition by Genworth Financial, Inc., and pursuant to that agreement of sale, may be compensated based on the profitability of the Adviser and its affiliates. For services as the Sub-Adviser’s portfolio manager to the Fund, Mr. Gundlach is compensated by the Sub-Adviser through a combination of base salary, discretionary bonus and equity participation in the Sub-Adviser.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of September 30, 2012:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Jon Sundt	$100,001-$500,000
Matthew Osborne	$100,001-$500,000
Allen Cheng	$10,001-$50,000
Jeffrey E. Gundlach	0

ORGANIZATION AND MANAGEMENT
OF WHOLLY-OWNED SUBSIDIARY

The Fund may invest up to 25% of its total assets in the Subsidiary. It is expected that the Subsidiary will invest through Underlying Pool investments primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of AFES Fund, Limited, c/o Maples Corporate Services, Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands. The Subsidiary's affairs are overseen by a board of directors consisting of the following directors:

DIRECTORS

NAME, ADDRESS AND AGE	POSITION/ TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
Andrew Rogers 80 Arkay Drive .. Hauppauge, NY 11788 Born in 1969	Director Since 2011

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006-2012), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (3/2006 – 5/2008); Manager (since 3/2006) and President (since 2004), GemCom LLC.

Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 Born in 1962	Director Since 2011

Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)

The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary's portfolio. The Subsidiary has also entered into arrangements with JPMorgan Chase Bank, N.A. to serve as the Subsidiary's custodian, and with Gemini Fund Services, LLC to serve as the Subsidiary's transfer agent. The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund. The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund's investment in the Subsidiary will not result in the Fund's paying duplicative fees for similar services provided to the Fund and Subsidiary.

Please refer to the section in this Statement of Additional Information titled "Tax Status—Wholly Owned Subsidiary" for information about certain tax aspects of the Fund's investment in the Subsidiary.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the co-portfolio managers who are employees of the Adviser or by the portfolio manager of the Sub-Adviser. The Adviser and Sub-Adviser are authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser or Sub-Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser or Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser or Sub-Adviser will take a series of factors, such as but not limited to the following, into consideration:

•

The best net price available;

•

The reliability, integrity and financial condition of the broker or dealer;

•

The size of and difficulty in executing the order; and

•

The value of the expected contribution of the broker or dealer to the investment performance of the fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser or Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser or Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser or Sub-Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. The managers of Underlying Pools may select an affiliate of the Adviser as their futures introducing broker in connection with futures trades. For the fiscal period ended September 30, 2012, Fund paid brokerage commissions of approximately $43.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. For the fiscal year ended September 30, 2012, the Fund’s portfolio turnover rate was 99%.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

The administrator for the Fund is Gemini Fund Services, LLC, ("GFS"), which has its principal office at 80 Arkay Drive , Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

The Agreement became effective on July 1, 2009 and will remain in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the se services rendered to the Fund by GFS, the Fund pays GFS a fund administration fee equal to the greater of a minimum fee of $40,000 or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets , 0.06% on the next $250 million of net assets, 0.04% on the next $500 million of net assets, 0.03% on the next $1 billion of net assets, and 0.02% on net assets greater than $2 billion The Fund also pays the GFS for any out-of-pocket expenses. For the fiscal year ended September 30, 2012, the Fund paid $259,411 for administrative fees.

GFS also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Fund under the Agreement, the Fund pay GFS a fee equal to a base fee of $27,000 and $6,000 for each additional class above two , plus 0.02% on net assets of $25 million to $100 million , 0.01% on net assets $100 million to $500 million, and 0.005% on net assets greater than $500 million .. The Fund also pays the GFS for any out-of-pocket expenses. For the fiscal year ended September 30, 2012, the Fund paid $46,987 for fund accounting fees.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For such services rendered to the Fund under the Agreement, the Fund pays GFS a transfer agency fee equal to a minimum fee of $15,000 or $14 per account. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal year ended September 30, 2012, the Fund paid $84,604 for transfer agency fees.

Custodian

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10017 (the "Custodian") serves as the custodian of the Fund's assets pursuant to a custody agreement (the "Custody Agreement") by and between the Custodian and the Trust on behalf of the Fund. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser or Sub-Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

Northern Lights Compliance Services, LLC ("NLCS"), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. For the fiscal year ended September 30, 2012, the Fund paid $10,272 for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversions or preemptive rights applicable to any shares of the und. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

 Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process ..  This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations ..  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the adviser (or sub-adviser) or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination ..  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and to ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President s’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at net asset value per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share plus sales charges, if any.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a)

when the NYSE is closed, other than customary weekend and holiday closings;

(b)

when trading on that exchange is restricted for any reason;

(c)

when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly to determine the value of net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)

when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemption Fees

A redemption fee of 1% of the amount redeemed is assessed on shares that have been redeemed within 30 days of purchase.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

•

Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•

Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

•

Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

•

Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan;

•

Involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

•

Other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund's or the Adviser's Chief Compliance Officer. •

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

Notwithstanding the above, the Fund intends to distribute substantially all of its net investment income monthly and net capital gains annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (as well as any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (in the case of the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

The Fund intends to make monthly distributions of any net income (for example, from interest and dividends) to shareholders. However, the Fund may not generate net income in every month or any month. Additionally, the Fund's distributions are not designed to generate, and are not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Returns of capital reduce a shareholder's tax cost (or "tax basis"). Once a shareholder's tax basis is reduced to zero, any further return of capital would be taxable. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund"
("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether they receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-in-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

Wholly Owned Subsidiary

The Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a "U.S. Shareholder," the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income." "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Ernst & Young LLP, located at 2001 Market Street, Suite 4000, Philadelphia, PA 19103, as its independent registered public accounting firm for the current fiscal year. The firm provides services including (i) audit of annual financial statements, and (ii) other audit-related and tax services.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700 , Columbus, Ohio 43215 serves as the Trust's legal counsel.

CONSOLIDATED FINANCIAL STATEMENTS

The consolidated financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal year ended September 30, 2012. You can obtain a copy of the Annual Report without charge by calling the Fund at 1-877-772-5838.

APPENDIX A

Proxy Voting, Corporate Actions and Class Actions | August 2011

Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP (“DoubleLine”, the “ Adviser” or the “Firm” ), DoubleLine Funds Trust ( the “Trust”) and each of its series ( each a “Fund”)and the DoubleLine Opportunistic Credit Fund (“DOC” (DOC and a Fund collectively are “Funds”) to provide a method of monitoring proxy voting and actions taken with regard to corporate actions and class actions , to provide a method of reporting the actions taken appropriately and to meet regulatory requirements and client needs. DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Clients”) pursuant to contractual delegation of such authority. Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP [and its related entities], each of which is a “Private Fund” and collectively “Private Funds”) managed by DoubleLine also adopts this policy.

The Funds and the Private Funds rely upon DoubleLine to provide advice as to how and when to vote proxies related to their portfolio holdings. The Funds have retained a fund administrator to assist with various related administrative activities related to the Funds’ proxy activities , including filing Form N-PX.

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients .. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Policy—Proxies and Corporate Actions

As a fixed income manager, it is not anticipated that DoubleLine will vote many (if any) proxies. However, because this Proxy Policy also applies to voting and/or consent rights of securities held by DoubleLine Clients, DoubleLine will, on behalf of each Client (including the Funds or the Private Funds), with respect to debt securities, vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Clients’ best interests in mind. T o the extent that voting a proxy is desirable , DoubleLine votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts and considers each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of Clients to do so.

In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines (listed below), DoubleLine will vote in accordance with its contractual obligations.

In addition, where the Adviser determines that there are unusual costs and/or difficulties associated with voting a proxy (or class action or corporate action), which more typically might be the case with respect to proxies (or class action or corporate action) of non-U.S. issuers, the Adviser reserves the right to not vote a proxy unless it determines that the potential benefits of voting the proxy exceed the expected cost to the Client .. Other factors that may influence DoubleLine’s determination not to vote a proxy for a debt or equity security include if: (1) the effect on the applicable Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) DoubleLine otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

The Guidelines provide a basis for making decisions in the voting of proxies, class actions or corporate actions for Clients of DoubleLine. When voting proxies, class actions or corporate actions, DoubleLine’s utmost concern is that all decisions be made solely in the interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine will vote (assuming it votes at all) for or against a particular type of proposal. DoubleLine’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of DoubleLine’s clients, are best able to determine how to further client interests and goals and are primarily responsible for determining how to vote proxies, class actions or corporate actions in accordance with this policy . The portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management and, if desired, an outside service.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designate. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy or corporate actions information will be delivered to them.

Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings; however, DoubleLine will assist clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds.

Class Actions Policy

As a fixed income manager, it is not anticipated that DoubleLine will receive regular or frequent notices regarding Class Action lawsuits related to Client portfolio securities .. In the event that Client securities become the subject of a Class Action lawsuit, the portfolio manager will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the Class Action is in the Client’s best interest , DoubleLine will submit appropriate documentation on Clients’ behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a Class Action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in a Class Action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the Class Action, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to vote proxies or take action in respect of corporate actions on behalf of Clients when a Client’s relevant securities are on loan in accordance with the Client’s securities lending program that is controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proxy or corporate action voting matter that would enhance the economic value of the client’s position and that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to vote the proxy until or unless the Client recalls the lent security. When such situations relate to the Funds or the Private Funds, DoubleLine will take actions to recall the lent security.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, the Firm retains the right to vote or not, based on the determination of the Firm’s investment personnel as to whether voting would be in the Client’s best interest. ..

Procedures for Material Conflicts of Interest

Should material conflicts of interest arise as to a proxy or corporate action , the proxy or corporate action shall be brought to the attention of the Chief Compliance Officer or designate, who shall involve other executive managers or legal counsel (which may be the General Counsel) as may be deemed necessary by the Chief Compliance Officer to attempt to resolve such conflicts. Such individuals also shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Chief Compliance Officer (or designate) is a situation where a proxy contest involves securities issued by a DoubleLine Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Chief Compliance Officer or designate.)

If, after appropriate review, a material conflict is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the voting guidelines or factors set forth in this Policy; (ii) convening a committee consisting of the Chief Compliance Officer and other non-investment executive officers of DoubleLine to assess and resolve the conflict; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen non-investment executive officers of DoubleLine; or (iv) voting (or not voting) in accordance with the instructions of such Client or (v) not voting the Proxy (if consistent with DoubleLine’s fiduciary obligations) ~~.~~

Procedures for Proxy Solicitation

In the event that any Employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event, then the Employee must forward the solicitation request to the Chief Compliance Officer or designate. Such requests shall be reviewed with appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designate.

Additional Procedures for the Funds

A.

Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B.

Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their statements of additional information ("SAIs") the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may choose to include these policies and procedures as part of their registration statement. Closed end funds (such as DOC) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund's proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund's website, if applicable; and (iii) on the Commission's website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The DoubleLine Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund's proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

or.

Recordkeeping

A.

DoubleLine must maintain the documentation described in this policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained.

B.

Client request to review proxy votes:

Any request from a Client, whether written (including e-mail) or oral, received by any Employee of DoubleLine, must be retained.

The Client Service group will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular client redacted.

Furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and maintained in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.

Proxy voting records:

Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision.

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

The CCO or designate will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

Attachment A to DoubleLine Capital LP, DoubleLine Funds, DoubleLine Private Funds and DoubleLine Opportunistic Credit Fund Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•

For trustee nominees in uncontested elections

•

For management nominees in contested elections

•

For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees

•

For changing the company name

•

For approving other business

•

For adjourning the meeting

•

For technical amendments to the charter and/or bylaws

•

For approving financial statements

Capital Structure

•

For increasing authorized common stock

•

For decreasing authorized common stock

•

For amending authorized common stock

•

For the issuance of common stock, except against if the issued common stock has superior voting rights

•

For approving the issuance or exercise of stock warrants

•

For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•

For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•

For decreasing authorized preferred stock

•

For canceling a class or series of preferred stock

•

For amending preferred stock

•

For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•

For eliminating preemptive rights

•

For creating or restoring preemptive rights

•

Against authorizing dual or multiple classes of common stock

•

For eliminating authorized dual or multiple classes of common stock

•

For amending authorized dual or multiple classes of common stock

•

For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•

For a stock repurchase program

•

For a stock split

•

For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•

For merging with or acquiring another company

•

For recapitalization

•

For restructuring the company

•

For bankruptcy restructurings

•

For liquidations

•

For reincorporating in a different state

•

For a leveraged buyout of the company

•

For spinning off certain company operations or divisions

•

For the sale of assets

•

Against eliminating cumulative voting

•

For adopting cumulative voting

Board of Trustees

•

For limiting the liability of trustees

•

For setting the board size

•

For allowing the trustees to fill vacancies on the board without shareholder approval

•

Against giving the board the authority to set the size of the board as needed without shareholder approval

•

For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause

•

For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•

For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•

Against a classified board

•

Against amending a classified board

•

For repealing a classified board

•

Against ratifying or adopting a shareholder rights plan (poison pill)

•

Against redeeming a shareholder rights plan (poison pill)

•

Against eliminating shareholders’ right to call a special meeting

•

Against limiting shareholders’ right to call a special meeting

•

For restoring shareholders’ right to call a special meeting

•

Against eliminating shareholders’ right to act by written consent

•

Against limiting shareholders’ right to act by written consent

•

For restoring shareholders’ right to act by written consent

•

Against establishing a supermajority vote provision to approve a merger or other business combination

•

For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•

For eliminating a supermajority vote provision to approve a merger or other business combination

•

Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•

Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•

For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•

Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

•

Against establishing a fair price provision

•

Against amending a fair price provision

•

For repealing a fair price provision

•

For limiting the payment of greenmail

•

Against adopting advance notice requirements

•

For opting out of a state takeover statutory provision

•

Against opt into a state takeover statutory provision

Compensation

•

For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•

For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•

For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•

For limiting per-employee option awards

•

For extending the term of a stock incentive plan for employees

•

Case-by-case on assuming stock incentive plans

•

For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•

For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•

For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•

For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•

For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•

For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For approving an annual bonus plan

•

For adopting a savings plan

•

For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 15% of the outstanding common equity

•

For adopting a deferred compensation plan

•

For approving a long-term bonus plan

•

For approving an employment agreement or contract

•

For amending a deferred compensation plan

•

For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

•

For amending an annual bonus plan

•

For reapproving a stock option plan or bonus plan for purposes of OBRA

•

For amending a long-term bonus plan

Shareholder Proposals

•

For requiring shareholder ratification of auditors

•

Against requiring the auditors to attend the annual meeting

•

Against limiting consulting by auditors

•

Against requiring the rotation of auditors

•

Against restoring preemptive rights

•

For asking the company to study sales, spin-offs, or other strategic alternatives

•

For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•

Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•

Against eliminating the company’s discretion to vote unmarked proxy ballots.

•

For providing equal access to the proxy materials for shareholders

•

Against requiring a majority vote to elect trustees

•

Against requiring the improvement of annual meeting reports

•

Against changing the annual meeting location

•

Against changing the annual meeting date

•

Against asking the board to include more women and minorities as trustees.

•

Against seeking to increase board independence

•

Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy

•

Against requiring minimum stock ownership by trustees

•

Against providing for union or employee representatives on the board of trustees

•

For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•

For increasing the independence of the nominating committee

•

For creating a nominating committee of the board

•

Against urging the creation of a shareholder committee

•

Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees

•

Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees

•

For adopting cumulative voting

•

Against requiring trustees to place a statement of candidacy in the proxy statement

•

Against requiring the nomination of two trustee candidates for each open board seat

•

Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect

•

For repealing a classified board

•

Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•

For eliminating supermajority provisions

•

For reducing supermajority provisions

•

Against repealing fair price provisions

•

For restoring shareholders’ right to call a special meeting

•

For restoring shareholders’ right to act by written consent

•

For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•

For seeking to force the company to opt out of a state takeover statutory provision

•

Against reincorporating the company in another state

•

For limiting greenmail payments

•

Against advisory vote on compensation

•

Against restricting executive compensation

•

For enhance the disclosure of executive compensation

•

Against restricting trustee compensation

•

Against capping executive pay

•

Against calling for trustees to be paid with company stock

•

Against calling for shareholder votes on executive pay

•

Against calling for the termination of trustee retirement plans

•

Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•

Against seeking shareholder approval to reprice or replace underwater stock options

•

For banning or calling for a shareholder vote on future golden parachutes

•

Against seeking to award performance-based stock options

•

Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•

Against requesting that future executive compensation be determined without regard to any pension fund income

•

Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•

Against requiring option shares to be held

•

For creating a compensation committee

•

Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•

For increasing the independence of the compensation committee

•

For increasing the independence of the audit committee

•

For increasing the independence of key committees

Social Issue Proposals

•

Against asking the company to develop or report on human rights policies

•

For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

•

Against asking the company to limit or end operations in Burma

•

For asking management to review operations in Burma

•

For asking management to certify that company operations are free of forced labor

•

Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•

Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•

Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•

Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•

Against asking management to report on the company’s foreign military sales or foreign offset activities

•

Against asking management to limit or end nuclear weapons production

•

Against asking management to review nuclear weapons production

•

Against asking the company to establish shareholder-designated contribution programs

•

Against asking the company to limit or end charitable giving

•

For asking the company to increase disclosure of political spending and activities

•

Against asking the company to limit or end political spending

•

For requesting disclosure of company executives’ prior government service

•

Against requesting affirmation of political nonpartisanship

•

For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•

Against severing links with the tobacco industry

•

Against asking the company to review or reduce tobacco harm to health

•

For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•

For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•

Against asking the company to take action on embryo or fetal destruction

•

For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•

For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•

Against asking management to endorse the Ceres principles

•

For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•

For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•

For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•

For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•

Against asking the company to preserve natural habitat

•

Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•

Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•

For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•

Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•

For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•

Against asking management to drop sexual orientation from EEO policy

•

Against asking management to adopt a sexual orientation non-discrimination policy

•

For asking management to report on or review Mexican operations

•

Against asking management to adopt standards for Mexican operations

•

Against asking management to review or implement the MacBride principles

•

Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•

For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•

Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•

For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Adopted by the DoubleLine Opportunistic Credit Fund Board: August 24, 2011

STATEMENT OF ADDITIONAL INFORMATION

MUTUALHEDGE EVENT DRIVEN LEGENDS FUND

MUTUALHEDGE EQUITY LONG-SHORT LEGENDS FUND
MUTUALHEDGE FRONTIER LEGENDS FUND

each, a series of NORTHERN LIGHTS FUND TRUST

MUTUALHEDGE FRONTIER LEGENDS FUND

CLASS A SHARES: MHFAX

CLASS C SHARES: MHFCX

CLASS I SHARES: MHFIX

January 29, 2013

Investment Adviser:

Equinox Fund Management, LLC

This Statement of Additional Information (“SAI”) is not a prospectus.  It is intended to provide additional information about the activities and operations of Northern Lights Fund Trust (the “Trust”) and the MutualHedge Event Driven Legends Fund (the “Event Driven Fund”)  the MutualHedge Equity Long-Short Legends Fund (the “Long-Short Fund”) and the MutualHedge Frontier Legends Fund (the “Frontier Legends Fund”) (each, a “Fund” and together, the “Funds”), and should be read in conjunction with each Fund’s prospectus.

As of the date of this SAI, only shares of the Frontier Legends Fund are available for purchase.

This SAI is incorporated by reference into each Fund’s prospectus.   A prospectus may be obtained without charge, upon request, by calling toll-free 1-888-643-3431.

THE TRUST

DESCRIPTION OF PERMITTED INVESTMENTS

INVESTMENT LIMITATIONS

THE ADVISER

PORTFOLIO MANAGER

THE DISTRIBUTOR

PAYMENTS TO FINANCIAL INTERMEDIARIES

THE ADMINISTRATOR

THE TRANSFER AGENT

THE CUSTODIAN

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

LEGAL COUNSEL

TRUSTEES AND OFFICERS OF THE TRUST

PURCHASE, REDEMPTION AND PRICING OF SHARES

TAXES

BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES

PORTFOLIO HOLDINGS DISCLOSURE

DESCRIPTION OF SHARES

ANTI-MONEY LAUNDERING PROGRAM

LIMITATION OF TRUSTEES’ LIABILITY

CODES OF ETHICS

APPENDIX A - RATINGS

THE TRUST

The Funds are each a separate series of Northern Lights Fund Trust (the “Trust”), which offers other mutual fund series in addition to the Funds. The Trust is an open-end management investment company established under Delaware law as a statutory trust, and was organized on January 19, 2005 (the “Trust”).  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

The Trust is authorized to offer shares of the Event Driven Fund and Long-Short Fund in Class A Shares and Class C Shares and in Class A shares, Class C shares and Class I shares of the Frontier Legends Fund.  The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus.  The Trust reserves the right to create and issue additional series and classes of shares and may re-classify existing share classes into additional classes.  For information on shareholder servicing and distribution expenses, see the “Distributor.” The Long-Short Fund, the Event Driven Fund and the Frontier Legends Fund offer Class A Shares and Class C Shares and the Frontier Legends Fund also offers Class I shares; however, as of the date of this SAI, only shares of the Frontier Legends Fund are available for purchase.

Each Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (“1940 Act”), meaning it may invest in fewer companies than diversified investment companies. Each share of each Fund represents an equal proportionate interest in that Fund.  See “Description of Shares.”

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses. Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund.  Expenses not attributable to a specific Fund are allocated across all of the Funds on the basis of relative net assets.

Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval.  While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

Each Fund may issue an unlimited number of shares, in classes, of beneficial interest.  All shares of each Fund have equal rights and privileges within their respective class.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote by class or without distinction as to class.  In addition, each share of a Fund is entitled to participate equally, by class, with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS

The Funds will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the applicable Fund’s investment objective and permitted by the Fund’s stated investment policies.

Derivatives.  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark.  Unless otherwise stated in the Funds’ prospectus, the Funds may use derivatives to gain exposure to a variety of underlying assets, rates or indexes and for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested.  The Funds may also invest in derivatives to protect them from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”).  When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.  To the extent that a Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act.  Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the 1940 Act requirements, or the rules and SEC interpretations thereunder ..

Types of Derivatives:

Futures - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument , commodity, or index at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument index is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument , commodity, or index is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading and regulated by the CFTC.  These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not typically have to pay for or deliver the underlying financial instrument , commodity, or index until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.  This process is known as “marking to the market.”

Although the actual terms of a futures contract often call for the actual delivery of and payment for the underlying commodity or security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss.  If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain.  If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss.  If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period.  Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument.  Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts.  Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or “OTC options”).  Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options.  However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

▪

Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price.  In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own.  The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs.  Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

▪

Allowing it to expire and losing its entire premium;

▪

Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

▪

Closing it out in the secondary market at its current price.

▪

Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date.  Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written.  Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities.  If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value.   If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall.  A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option.  If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

A Fund is permitted only to write covered options.  At the time of selling the call option, the Fund may cover the option by owning, among other things:

▪

The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

▪

A call option on the same security or index with the same or lesser exercise price;

▪

A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

▪

Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

▪

In the case of an index, the portfolio of securities that corresponds to the index.At the time of selling a put option, the Fund may cover the put option by, among other things:

▪

Entering into a short position in the underlying security;

▪

Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

▪

Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

▪

Maintaining the entire exercise price in liquid securities.

▪

Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

▪

Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price.  Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option).  If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts.  The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪

Combined Positions

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

▪

Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects.  Unlike futures contracts, forward contracts:

▪

Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

▪

Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

▪

Do not require an initial margin deposit.

▪

May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies - A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time.  Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that a Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Swaps, Caps, Collars and Floors

Swap Agreements - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses.  In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the U.S. Securities and Exchange Commission (“SEC”). If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

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Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.  The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments.  Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional.  Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers.  The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement.  The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

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Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

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Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future.  Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.”  Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different.  Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives.  Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

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Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency.  A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors - Caps and floors have an effect similar to buying or writing options.  In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level.  The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Wholly-Owned Subsidiary

Generally, the Frontier Legends Fund will invest up to approximately 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions.  As a result, the Frontier Legends Fund may be considered to be investing indirectly in these investments through the Subsidiary.  For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Frontier Legends Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Frontier Legends Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Frontier Legends Fund wholly owns and controls the Subsidiary, and the Frontier Legends Fund and Subsidiary are both managed by the Adviser , it is unlikely that the Subsidiary will take action contrary to the interests of the Frontier Legends Fund or its shareholders.  The Frontier Legends Fund’s Board has oversight responsibility for the investment activities of the Frontier Legends Fund, including its investment in the Subsidiary, and the Frontier Legends Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Frontier Legends Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Frontier Legends Fund and the Subsidiary, respectively, are organized, could result in the inability of the Frontier Legends Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Frontier Legends Fund and its shareholders.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Frontier Legends Fund shareholders would likely suffer decreased investment returns.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions.  Derivatives may magnify a Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

Correlation of Prices - A Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument.  The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge.  However, if a Fund’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

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current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

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a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

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differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a single underlying asset, a basket of several underlying assets (such as the Program Basket) or a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index.  Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund’s investments precisely over time.

Lack of Liquidity - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction.  Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded.  If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position.  In an illiquid market, a Fund may:

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have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

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have to purchase or sell the instrument underlying the contract;

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not be able to hedge its investments; and

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not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

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an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

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unusual or unforeseen circumstances may interrupt normal operations of an exchange;

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the facilities of the exchange may not be adequate to handle current trading volume;

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equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

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investors may lose interest in a particular derivative or category of derivatives.

Management Risk - If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives.  For example, if a Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if a Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk - At times, market conditions might make it hard to value some investments.  For example, if a Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund.  If a Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

Margin - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage - The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

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actual and anticipated changes in interest rates;

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fiscal and monetary policies; and

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national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Exchange-Traded Funds (“ETFs”).  ETFs are investment companies or grantor trusts whose shares are bought and sold on a securities exchange.  An ETF holds a portfolio of securities designed to track a particular market segment or index.  Some examples of ETFs are SPDRs®, streetTRACKS, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®.  A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.  See also “Investment Company Shares” below.

Fixed Income Securities – Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund’s net asset value.

Investment Company Shares. The Funds may invest in shares of other investment companies .. Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.   These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds’ expenses. Under the 1940 Act, unless an exception is available, the Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Funds own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Funds’ total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.

For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange.  (See “Exchange Traded Funds” above).  The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.  Pursuant to an order issued by the SEC to iShares® Funds and procedures approved by the Board, each Fund may invest in iShares® Funds in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations.  iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”).  Neither BGI nor the iShares® Funds makes any representations regarding the advisability of investing in the iShares® Funds.

Money Market Securities.  Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as Standard & Poor’s or Moody’s, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities.  Each of these money market securities are described below. For a description of ratings, see “Appendix A – Ratings” to this SAI.

U.S. Government Securities.  Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

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U.S. Treasury Obligations.  U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts.  Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank.  The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury.  Receipts are sold as zero coupon securities.

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U.S. Government Zero Coupon Securities.  STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons.  Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes.  Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.  Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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U.S. Government Agencies.  Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.  Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities.  Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks.  Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks.  These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.  Bank obligations include the following:

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Bankers’ Acceptances.  Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank.  Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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Certificates of Deposit.  Certificates of deposit are interest-bearing instruments with a specific maturity.  They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  Certificates of deposit with penalties for early withdrawal will be considered illiquid.

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Time Deposits.  Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements.  The Funds may enter into repurchase agreements with financial institutions. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds’ right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Securities Lending.  The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds’ Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their investment adviser or their affiliates unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds’ securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Illiquid Securities.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued.  Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees.  Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.  Under the supervision of the Trust’s Board of Trustees, the Adviser determines the liquidity of the Funds’ investments. In determining the liquidity of the Funds’ investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

Restricted Securities – Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the “1933 Act”) or an exemption from registration.  As consistent with each Fund’s investment objectives, the Funds may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Short Sales – As consistent with each Fund’s investment objectives, the Funds may engage in short sales that are either “uncovered” or “against the box.”  A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.  A short sale against the box is a taxable transaction to the Funds with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund’s short position.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Funds that cannot be changed without the consent of the holders of a majority of a Fund’s outstanding shares.  The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Each Fund may not:

1.

Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries.

2.

Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.

Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.

Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.

Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following investment limitations of each Fund are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval.  These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

Each Fund may not:

1.

Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing.  Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

2.

Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3.

Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

4.

Purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

Except with respect to Funds’ policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.  With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Funds will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.  With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Funds will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

The Subsidiary will also follow the MutualHedge Frontier Legends Fund’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments.  MutualHedge Frontier Legends Fund will look through the Subsidiary for purposes of compliance with diversification, leverage and concentration requirements and restrictions.

THE ADVISER

General. Equinox Fund Management, LLC (the “Adviser’) , a Delaware limited liability company, formed in 2003 as a commodity pool operator and registered with the SEC as a registered investment adviser in 2007. The Adviser’s principal place of business is located at 1775 Sherman Street, Suite 2500, Denver, CO 80203. The Adviser is an affiliate of The Bornhoft Group Corporation, an alternative investment management firm founded in 1985 to address the investment needs of institutions and high net worth investors.  The Adviser manages and supervises the investment of the Funds’ assets on a discretionary basis.  As of September 30, 2012, the Adviser had approximately $1,504 million in assets under management.

Advisory Agreement with the Trust.  The Trust and the Adviser have entered into an investment advisory agreement with respect to the Funds (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. After its initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of each Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Advisory Fees Paid to the Adviser.  For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.45% of the average daily net assets of each Fund. During the fiscal year ended September 30, 2012, the Adviser earned $12,267,596, of which $301,993 was waived by the Adviser. During the fiscal year ended September 30, 2011, the Adviser earned $5,137,626, of which $151,935 was waived by the Adviser. During the period ended from December 31, 2009 (commencement of operations) through September 30, 2010, the Fund paid $388,406 in advisory fees, $206,650 of which was waived by the Adviser. The Adviser is contractually limiting total annual operating expenses on each of the classes of each Fund through May 31, 2014 (including the Advisory fee , any Rule 12b-1 fees and other expenses described in the Advisory Agreement, but exclusive of any front-end or contingent deferred  loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short ) , underlying fund fees and expenses or extraordinary expenses such as litigation), subject to possible recoupment from the Classes of the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Expressed as a percentage of the Fund Classes’ average daily net assets.

Fund	Share Class	Expense Limitation	Contractual Period
Mutual Hedge Equity Long-Short Fund	Class A Shares	1.95%	May 31, 2014
	Class C Shares	2.70%	May 31, 2014
MutualHedge Event Driven Legends Fund	Class A Shares	1.95%	May 31, 2014
	Class C Shares	2.70%	May 31, 2014
MutualHedge Frontier Legends Fund	Class A Shares	1.86%	May 31, 2014
	Class C Shares	2.61%	May 31, 2014
	Class I Shares	1.61%	May 31, 2014

PORTFOLIO MANAGER

This section supplements the information about Richard Bornhoft, Brian Bell, Ajay Dravid and Rufus Rankin, the Funds’ portfolio management team, provided in the Prospectus under the heading “Portfolio Managers,” and includes information about other accounts managed, the dollar range of Fund shares owned and compensation.

Compensation.  Mr. Bornhoft is the controlling principal of The Bornhoft Group Corporation, an owner of the Adviser.  Mr. Bell is also a principal of The Bornhoft Group Corporation. Mr. Bornhoft and Mr. Bell are compensated through their indirect ownership stake in the Adviser. As of September 30, 2012, Mr. Bornhoft, Mr. Bell, Dr. Dravid and Mr. Rankin are each paid a fixed salary and discretionary bonus by the Adviser, which is contingent upon the overall performance of the Adviser and each individual’s contribution to the Adviser’s performance, and is not directly contingent upon the performance of the Funds.

Fund Shares Owned by the Portfolio Managers. None of Mr. Bornhoft,   Mr. Bell, Dr. Dravid or Mr. Rankin own ed shares of the Fund as of September 30, 2012.

Other Accounts.  In addition to the Fund, Mr. Bornhoft, Mr. Bell, Dr. Dravid and Mr. Rankin are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of September 30, 201 2.

Richard Bornhoft

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	10	$20,522,000	N/A	N/A
Other Pooled Investment Vehicles	4	$582,878,000	4	$582,878,000
Other Accounts	N/A	N/A	N/A	N/A

Brian Bell

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	10	$20,522,000	NA	N/A
Other Pooled Investment Vehicles	4	$582,878,000	4	$582,878,000
Other Accounts	N/A	N/A	N/A	N/A

Ajay Dravid

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	10	$20,522,000	N/A	N/A
Other Pooled Investment Vehicles	1	$345,925,403	1	$345,925,403
Other Accounts	N/A	N/A	N/A	N/A

Rufus Rankin

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	10	$20,522,000	N/A	N/A
Other Pooled Investment Vehicles	1	$345,925,403	1	$345,925,403
Other Accounts	N/A	N/A	N/A	N/A

Conflicts of Interests.  The portfolio managers’ management of "other accounts" may give rise to potential conflicts of interest in connection with their management of each Fund’s investments, on the one hand, and the investments of the other accounts referenced above, on the other.  The other accounts may have the same investment objective as a Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of a Fund’s trade, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Proxy Voting Policies. The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by a Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix C.

More information.  Information regarding how a Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30th will be available (1) without charge, upon request, by calling the Fund at 1-888-643-3431; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-888-643-3431; and will be sent within three business days of receipt of a request.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY

Generally, the Fund may invest up to approximately 25% of its total assets in the Subsidiary.  It is expected that the Subsidiary will invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Northern Lights SPC, c/o Maples and Calder, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands.  The Subsidiary's affairs are overseen by a board of directors consisting of the following directors:

Interested Directors

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Director Since 2009

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006-2012), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (3/2006 – 5/2008); Manager (since 3/2006) and President (since 2004), GemCom LLC.

Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 Born in 1962	Director Since 2009

Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; (2004-June 2012) Secretary and CCO, Northern Lights Compliance Services, LLC;  (2003 – 2011); In-house Counsel, The Dreyfus Funds (1999 – 2003) ..

The Subsidiary has entered into separate contracts with the Adviser for the management of the Subsidiary's portfolio.  The Subsidiary has also entered into arrangements with Union Bank, National Association to serve as the Subsidiary's custodian, and with Gemini Fund Services, LLC to serve as the Subsidiary's transfer agent.  The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund.  The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination.  The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund's investment in the Subsidiary will not result in the Fund's paying duplicative fees for similar services provided to the Fund and Subsidiary.

Please refer to the section in this Statement of Additional Information titled "Tax Status -- Investment in Wholly- Owned Subsidiary" for information about certain tax aspects of the Fund's investment in the Subsidiary.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Funds. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and may allow concessions to dealers that sell shares of the Funds.   If a class of the Funds charges a sales charge, t he Distributor receives the portion of the sales charge on all direct initial investments in the Funds and on all investments in accounts with no designed dealer of record. If a class of the Funds charges a contingent deferred sales charges, t he Distributor retains the contingent deferred sales charge on redemptions of shares of the Fund that are subject to a contingent deferred sales charge.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended September 30, 2012:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
MutualHedge Frontier Legends Fund	$ 109,533	$0	$0	$0
The Distributor also receives 12b-1 fees from Fund as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan and Agreement .. The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for the Funds (the "Plan") pursuant to which each Fund is authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under the Plan, each Fund may pay distribution and/or shareholder service fees at an annual rate of 0.25% of its average net assets attributable to Class A shares and 1.00% of its average net assets attributable to Class C shares.  Such fees are to be paid by the Funds monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the average daily net assets of each Fund's respective Classes of shares during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

Selling brokers, or other financial intermediaries that have entered into selling and/or distribution agreements with the Distributor, will receive a commission of 1.00% of the purchase price of Class C shares at the time of purchase.  The Fund’s adviser has agreed to assist the Fund’s Distributor by financing such commission payments from the adviser’s own resources. As consideration for this financing, the Fund’s Distributor has assigned its right to receive the Class C shares distribution and/or shareholder service fee and any contingent deferred sales charge, during the first year after purchase, to the Fund’s adviser.  The Fund’s Distributor will pay the Class C shares distribution and/or shareholder service fees to selling brokers, or other financial intermediaries that have entered into selling and/or distribution agreements with the Distributor, for Class C shares held for over a year.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in a Fund and in processing purchase and redemption transactions; making each Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Adviser or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. During the fiscal year ended September 30, 2012, the MutualHedge Frontier Legends Fund paid $1,979,829 in distribution related fees pursuant to the Plan. For the period indicated below, the MutualHedge Frontier Legends Fund incurred the following allocated distribution expenses:

Actual 12b-1 Expenditures Paid by MutualHedge Frontier Legends Fund

Shares During the Fiscal Year Ended September 30, 2012

Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$8,961
Payment to dealers	$1,793,034
Compensation to sales personnel	None
Other	$177,834
Total	$1,979,829

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Plan was one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Funds by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of each Fund.

The Plan may not be amended to increase materially the amount of the Distributor's compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Funds at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the respective Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Dealer Reallowances.   Class A Shares of the Funds are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 90% of the sales charge by the Distributor.  The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See Below

The adviser shall reimburse the Fund in connection with commissions retained by a authorized broker-dealers may receive commissions on purchases of Class A shares over $1 million calculated as follows: for sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in a Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets.  Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events.  The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates.  A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

FUND ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENT SERVICES

Gemini Fund Services, LLC, ("GFS"), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, serves as the administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.  GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on July 1, 2009 and will remain in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Funds by GFS, each Fund pays GFS a fund administration fee equal to the greater of $40,000 minimum or 0.10% on the first $100 million of net assets, 0.06% on the next $150 million of net assets and 0.05% on net assets greater than $250 million. The Fund also pays GFS for any out-of-pocket expenses.  For the period from December 31, 2009 (commencement of operations) through September 30, 2010, the MutualHedge Frontier Legends Fund paid $40,517 for administrative fees. For the fiscal year ended September 30, 2011, the MutualHedge Frontier Legends Fund paid $236,797 for administrative fees. For the fiscal year ended September 30, 2012, the MutualHedge Frontier Legends Fund paid $493,025 for administrative fees.

GFS also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the fund accounting services rendered to the Funds under the Agreement, each Fund pays GFS an annual fee of $24,000 per fund portfolio, plus; $6,000 for each additional share class above one, plus; 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. Discounts are based on service fee minimums only. The Funds also pay GFS for any out-of-pocket expenses under the Fund Accounting Service Agreement. For the period from December 31, 2009 (commencement of operations) through September 30, 2010, the MutualHedge Frontier Legends Fund paid $22,171 for fund accounting fees. For the fiscal year ended September 30, 2011, the MutualHedge Frontier Legends Fund paid $70,719 for fund accounting fees. For the fiscal year ended September 30, 2012, the MutualHedge Frontier Legends Fund paid $120,794 for fund accounting fees.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For such services rendered to the Fund s under the Agreement, the Fund s pays GFS a transfer agent fee equal to the greater of $15,000 per share class or $14.00 per account per share class. The Fund s also pay GFS for any out-of-pocket expenses. For the period from December 31, 2009 (commencement of operations) through September 30, 2010, the MutualHedge Frontier Legends Fund paid $44,112 for transfer agency fees. For the fiscal year ended September 30, 2011, the MutualHedge Frontier Legends Fund paid $241,001 for transfer agency fees. For the fiscal year ended September 30, 2012, the MutualHedge Frontier Legends Fund paid $21,395 for transfer agency fees.

THE CUSTODIAN

Union Bank of California, National Association, (“Union” or the “Custodian”), 350 California Street, 6th Floor , San Francisco, California   94104, acts as custodian of the Funds.  The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey LLP, located at 555 Seventeenth Street, Suite 1000, Denver, Colorado 80202, serves as independent registered public accounting firm for the Funds.  McGladrey LLP performs annual audits of the Funds’ consolidated financial statements and provides other audit, tax and related services for the Funds.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust's legal counsel.

COMPLIANCE SERVICES

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  Each Fund pays a compliance service fee to NLCS. For the period from December 31, 2009 (commencement of operations) through September 30, 2010, the MutualHedge Frontier Legends Fund paid $9,853 for compliance service fees. For the fiscal year ended September 30, 2011, the MutualHedge Frontier Legends Fund paid $12,577 for compliance services fees. For the fiscal year ended September 30, 2012, the MutualHedge Frontier Legends Fund paid $ 21,395 for compliance services fees.

TRUSTEES AND OFFICERS OF THE TRUST

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC (the Trust’s distributor for the majority of the series of the Trust).  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves as a member of four other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, Masters and Bachelor  degrees in Accounting, is a Certified Public Accountant and is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University.  He serves as a member of two other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc.  Mr. Palancia holds a Bachelor of Science degree in Economics.  He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch.  Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (11 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund 2008-2011), The World Funds Trust (since 2010) and; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	94	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	101

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	113	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	94	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

Legal Proceedings

On May 30, 2012, the Trust and certain of its current and former trustees and chief compliance officer (collectively, the "Recipients") received a Wells notice from the staff of the U.S. Securities and Exchange Commission (the "SEC").  A Wells notice is neither a formal allegation nor a finding of wrongdoing.  A Wells notice discloses that the SEC staff is considering recommending that the SEC commence proceedings against a party, alleging violations of certain provisions of the Federal securities laws.  The Wells notice received by the Recipients relates primarily to the process by which certain investment advisory agreements between the Trust (on behalf of a small number of funds in the Trust) and their advisers were approved, and the disclosures regarding the same.  Those specific funds involved are no longer offered for sale by the Trust.  The Wells notice also alleges separate books and records and compliance violations.  The Recipients disagree with the SEC’s potential allegations and believes its actions complied with existing rules.  The Recipients are cooperating with the SEC staff to seek a resolution to this matter.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate.  The Audit Committee generally will not consider shareholder nominees.  The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.  During the past fiscal year, the Audit Committee held twelve meetings.

Compensation

Effective March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $21,500, as well as reimbursement for any reasonable expenses incurred attending meetings of the Board of Trustees, to be paid at the beginning of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $17,500 and prior to June 30, 2011, each Trustee received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives a $16,000 additional annual fee.  In addition, the Lead Independent Trustee receives a $16,000 additional annual fee.  The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended September 30, 2012.  Each Independent Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust ***	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex**** Paid to Trustees
L. Merill Bryan*	$17,500	None	None	$20,000
Anthony J. Hertl	$94,000	None	None	$110,000
Gary Lanzen	$78,000	None	None	$90,000
Mark Taylor	$78,000	None	None	$90,000
John V. Palancia	$60,500	None	None	$70,000
Michael Miola**	None	None	None	None

*Retired in December 2011.

** This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant) and Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

*** There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equally to the Funds in the Trust.

**** The term “Fund Complex” includes to the Northern Lights Fund Trust , Northern Lights Fund Trust III and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Michael Miola*	None	None
John V. Palancia	None	None
Mark Taylor	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund's Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider)

Management Ownership

As of January 4, 2013, the Trustees and officers, as a group, owned no shares of the Funds and less than 1.00% of the Fund Complex’s outstanding shares.

Control Persons and Principal Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control

As of January 4, 2013, the following shareholders of record owned 5% or more of the outstanding shares of the Funds.

Name and Address	Number of Shares Owned	Percentage Held

Class A Shares

Charles Schwab & Co

101 Montgomery Street

San Francisco, CA 94104

Class C Shares

Charles Schwab & Co

101 Montgomery Street

San Francisco, CA 94104

Class I Shares

Charles Schwab & Co

101 Montgomery Street

San Francisco, CA 94104

Ameritrade Inc.

PO Box 2226

Omaha, NE 68103

Omnibus

1555 N Rivercenter Drive

Suite 302

Milwaukee WI, 53212

	5,735,878 501,348 5,038,746 2,317,578 1,648,628	11.87% 6.42% 16.51% 7.59% 5.40%

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price - As indicated in the Prospectus under the heading "How Shares are Priced," NAV of each Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid on the primary exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, each Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

On a daily basis, over-the counter derivative instruments held by each Fund will be valued at fair value by the counterparty to the derivative based on the appreciation or depreciation of relevant underlying assets, rates or indexes.   With respect to Event Driven Fund and Long-Short Fund, the Adviser is responsible for monitoring the Program Basket value based on the published NAVs of the hedge funds that compose the Program Basket and for monitoring market events that could have a significant impact on the price of any portfolio security, including any Program Basket Derivative held by a such Fund.

Otherwise, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process ..  This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations ..  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the adviser (or sub-adviser) or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination ..  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and to ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day , Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares - Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares - The Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Funds may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if a Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Fund would bear such redemption fee. The Funds will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

It is currently the Trust’s policy to pay all redemptions in cash.

Use of Third-Party Independent Pricing Agents.  Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board.  The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds’ prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds’ prospectus is not intended as a substitute for careful tax planning.  Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualifications as a RIC

Each Fund intends to qualify and elects to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code.  By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.  The Board reserves the right not to maintain the qualification of each Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (“Distribution Requirement”) and also must meet several additional requirements.  Among these requirements are the following:  (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships (“90% Test”); (ii) at the end of each fiscal quarter of each Fund’s taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of each Fund’s taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that each Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (“Asset Test”).

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

Federal Excise Tax

Notwithstanding the Distribution Requirement described above, which only requires each Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts.  The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated.  A Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Shareholder Treatment

The Funds’ dividends that are paid to their corporate shareholders and are attributable to qualifying dividends they received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.  Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.  All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Funds receive income generally in the form of dividends and interest on investments.  This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Funds, constitutes the Funds’ net investment income from which dividends may be paid to you.  Any distributions by the Funds from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds designate the distribution as qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).  A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from a Fund’s assets before it calculates the net asset value) with respect to such dividend (and a Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code.  Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010.  Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income.  Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains regardless of how long a Fund’s shares have been held by the shareholder.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.  However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.  In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares).  This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Foreign Taxes.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.  Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders.  Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly.  The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

State Taxes. Depending upon state and local law, distributions by the Funds to their shareholders and the ownership of such shares may be subject to state and local taxes.  Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds.  Investment in Government National Mortgage Association (“Ginnie Mae”) or Federal National Mortgage Association (“Fannie Mae”) securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

Tax Treatment of Complex Securities.  The Funds may invest in complex securities.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds’ to U.S. federal income tax on income from certain of its foreign securities.  In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Funds.  Similarly, foreign exchange losses realized by the Funds on the sale of debt securities are generally treated as ordinary losses by the Funds. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Funds’ ordinary income otherwise available for distribution to you.  This treatment could increase or reduce the Funds’ ordinary income distributions to you, and may cause some or all of the Funds’ previously distributed income to be classified as a return of capital.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period.  Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Commodity-linked Derivatives.  The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income after September 30, 2006.  After such time, each Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income. The Funds may also gain exposure to commodities through investments in controlled foreign corporations and certain qualified publicly traded partnerships.

Special Tax Considerations.  In general, with respect to the Funds, gains from “foreign currencies” and from foreign currency options, foreign currency futures, and forward foreign exchange contracts (“forward contracts”) relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Code.  Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment.  In general, any such gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund’s net capital gain.  Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

Other Tax Policies.  In certain cases, the Funds will be required to withhold, at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Funds that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

Wholly Owned Subsidiary

The Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  Income subject to such a flat tax includes dividends and certain interest income.  The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code.  A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a "U.S. Shareholder," the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income."  "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives.  "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES

Brokerage Transactions.  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution.  Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.

Brokerage Selection.  The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds’ Adviser may select a broker based upon brokerage or research services provided to the Adviser.  The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).  In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments.  Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.  The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services.  Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds’ Adviser under the Advisory Agreement.  Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use.  When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service.  The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes.  In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities in a fixed price offering.  In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services.  FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances.  Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions.  These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates.  A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC.  These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions.  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. For the fiscal year ended September 30, 2010, the MutualHedge Frontier Legends Fund paid brokerage commissions of $19,565. For the fiscal year ended September 30, 2011, the MutualHedge Frontier Legends Fund paid brokerage commissions of $32,041. For the fiscal year ended September 30, 2012, the MutualHedge Frontier Legends Fund paid brokerage commissions of $35,277.

Portfolio Turnover.  Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.  For the fiscal year ended September 30, 2010, the MutualHedge Frontier Legends Fund’s portfolio turnover rate was 0%. For the fiscal year ended September 30, 2011, the MutualHedge Frontier Legends Fund’s portfolio turnover rate was 68%.  For the fiscal year ended September 30, 2012, the MutualHedge Frontier Legends Fund’s portfolio turnover rate was 9%.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures that govern the disclosure of each Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

Each Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  A Fund may also disclose its portfolio holdings by mailing a quarterly report to its shareholders.  In addition, each Fund will disclose its portfolio holdings in reports filed with the Securities and Exchange Commission (“SEC”) on Forms N-CSR and N-Q two months after the end of each quarter/semi-annual period.

The Frontier Legends Fund will publish a schedule of its 10 largest portfolio holdings, which may include its holding of the Subsidiary. In addition, the Fund shall publish a complete schedule of the Subsidiary’s holdings that each individually account for at least 1% of the value of the Fund’s net assets. Both schedules shall be published as of the most recent calendar month end on the Fund’s website at www.mutualhedege.com generally within 10 business days after the end of the calendar month. This information will remain on the website until new information for the next month is posted, or at least until the Fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.  If and when either, the Event Driven Fund and the Long-Short Fund commence operations, they will follow substantially similar procedures.

Each Fund may choose to make its holdings available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, a Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Adviser.  Personnel of the Adviser, including personnel responsible for managing a Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio manager in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to each Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Funds.

•

Union Bank of California, N. A.  Union Bank of California is the custodian for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Funds.

•

McGladrey LLP.  McGladrey LLP is the Funds’ registered independent public accounting firm; therefore, its personnel have access to each Fund’s portfolio holdings in connection with auditing of the Fund’s annual consolidated financial statements and providing assistance and consultation in connection with SEC filings.

•

Thompson Hine LLP.  Thompson Hine LLP is counsel to the Funds; therefore its personnel have access to each Fund's portfolio holdings in connection with the review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of each Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures.  The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Fund’s Board of Trustees. The Program provides for the development of policies , procedures and internal controls reasonable designed to prevent money maundering, the designation of an anti-money laundering compliance officers who are responsible for implementing and monitoring the Program, ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program. The Trust’s Secretary serves as its Anti-Money Laundering compliance officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established reasonable anti-money laundering procedures, reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

LIMITATION OF TRUSTEES’ LIABILITY

The Trust’s Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person.  The Declaration of Trust also provides that each Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust.  However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

CODES OF ETHICS

The Trust, the Adviser, and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Code, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

CONSOLIDATED FINANCIAL STATEMENTS

The consolidated financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the year ended September 30, 2012.  You can obtain a copy of the Annual Report without charge by calling the Fund at 1-866-643-3431.

The following descriptions are summaries of published ratings.

I. APPENDIX A –RATINGS

II.

Moody’s Investors Service, Inc. (“Moody’s”), Standard &Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default.  Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility.  Credit ratings are not statements of current or historical fact.  Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities.  Credit ratings do not comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested.  Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

 “C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” –   High short-term default risk.  This designation indicates that default is a real possibility.

“RD” –  Restricted default.  This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

“D” – Default.  This designation indicates a broad-based default event for an entity, or the default of all short-term obligations.

Specific limitations relevant to the Short-Term Ratings scale include:

•

The ratings do not predict a specific percentage of default likelihood over any given time period.

•

The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•

The ratings do not opine on the liquidity of the issuer’s securities or stock.

•

The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•

The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•

Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” - An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

“AAA” – Highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – High credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Speculative.  “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” – Highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” – Substantial credit risk.  “CCC” ratings indicate that default is a real possibility.

“CC” – Very high levels of credit risk.  “CC” ratings indicate default of some kind appears probable.

“C” – Exceptionally high levels of credit risk.  “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.

the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.

the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.

Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.

the selective payment default on a specific class or currency of debt;

b.

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.

the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.

execution of a distressed debt exchange on one or more material financial obligations.

“D” – Default.  “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:  The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Specific limitations relevant to the issuer credit rating scale include:

•

The ratings do not predict a specific percentage of default likelihood over any given time period.

•

The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•

The ratings do not opine on the liquidity of the issuer’s securities or stock.

•

The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•

The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•

The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•

Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•

Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B – ADVISER’S PROXY VOTING POLICIES

EQUINOX FUND MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

(Adopted September 2008)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Equinox Fund Management, LLC (hereinafter, “Equinox”, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes.  Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance.  Of greater importance is the skill set of the proposed board member.  We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills.  For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value.  Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, Equinox recognizes the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients.  However, due to the nature of the investments of the Mutual Hedge Funds and indirect exposure to underlying equity investments, we believe that it would be rare that Equinox would be in a position to cast a vote or called upon to vote a proxy.

In the event that Equinox does receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, Equinox will process and vote all shareholder proxies and other actions in a timely manner insofar as Equinox can determine based on the facts available to Equinox at the time of its action, in the best interests of the affected Equinox advisory client(s).  Although Equinox expects that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available to Equinox, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, Equinox may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Research & Asset Allocation Department for review and voting decision;

3) Vote or consent entered according to Equinox’s best judgment under the facts and circumstances presented.  Such decision shall be made, documented and approved by the Research & Asset Allocation Department and at least one member of the Executive Committee;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

Equinox may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that the Executive Committee may approve, provided that such service provider votes each proxy based on decisions made by Equinox.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-643-3431 and can also be found on the EDGAR database on the web at http://www.sec.gov.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

 Sierra Core Retirement Fund

Class A shares:	SIRAX
Class C shares:	SIRCX
Class I shares:	SIRIX
Class R shares:	SIRRX
Class A1 shares:	SIRZX
Class I1 shares:	SIRJX
Class Y shares:	SIRYX

Sierra Strategic Income Fund

Class A shares:	SSIZX
Class C shares:	SSICX
Class I shares:	SSIIX
Class R shares:	SSIRX
Class Y shares:	SSIYX

each a Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2013

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectuses of the Sierra Core Retirement Fund and Sierra Strategic Income Fund (each a “Fund” and together the "Funds") dated January 29, 2013 and the Annual Report to Shareholders, copies of which may be obtained without charge by contacting the Funds’ Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 1-866-738-4363 or 1-866-RETI-FND. You may also obtain a prospectus by visiting our website at www.SierraMutualFunds.com.

This SAI incorporates by reference the Funds’ Annual Report to Shareholders for the period ended September 30, 2012.

THE FUNDS
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISER
DISTRIBUTION OF SHARES
PORTFOLIO MANAGERS
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
OTHER SERVICE PROVIDERS
DESCRIPTION OF SHARES
ANTI-MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
FINANCIAL STATEMENTS
APPENDIX A – DESCRIPTION OF BOND RATINGS
APPENDIX B –PROXY VOTING POLICIES AND PROCEDURES OF THE ADVISER

 THE FUNDS

The Sierra Core Retirement Fund and the Sierra Strategic Income Fund are each a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”).  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

The Funds may issue an unlimited number of shares of beneficial interest.  All shares of each Fund have equal rights and privileges.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Funds and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund is a diversified investment management company. Wright Fund Management, LLC (the “Adviser”) is the Funds’ investment adviser to the Funds .. Each Fund’s investment objectives, restrictions and policies are more fully described here and in each Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.

The Sierra Core Retirement Fund offers seven classes of shares:  Class A shares, Class C shares, Class I shares, Class R shares, Class A1 shares, Class I1 shares and Class Y shares.   The Sierra Strategic Income Fund offers five classes of shares: Class A shares, Class C shares, Class I shares, Class R shares and Class Y shares.   Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objectives of each Fund and a description of its principal investment strategies are set forth under “Risk/Return Summary” in its Prospectus.   Each Fund’s investment objectives are not “fundamental” and may be changed without the approval of a majority of its outstanding voting securities.

The Funds intend to purchase shares of exchange traded funds, closed-end and other open-end mutual funds (referred to as "Underlying Funds") in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange Commission (the "SEC").  The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fee and administrative costs), and undue influence by a fund of funds over its Underlying Funds. The Funds’ investments in Underlying Funds involve certain additional expenses and certain tax results which would not be present in a direct investment in the Underlying Funds.

Due to legal limitations, the Funds will not be allowed to:  (1) purchase more than 3% of an investment company’s (including ETFs) outstanding shares; (2) invest more than 5% of its assets in any single such investment company, and (3) invest more than 10% of its assets in investment companies overall; unless:  (i) the underlying investment company and/or the Funds have received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Funds take appropriate steps to comply with any conditions in such order.

The following pages contain more detailed information about the types of instruments (Underlying Funds) in which each Fund may invest.

Equity Securities

Equity securities in which an Underlying Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

An Underlying Fund may invest in preferred stock with a minimum credit rating of investment grade. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

An Underlying Fund may invest in convertible securities and non-investment grade convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

An Underlying Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Securities

General.  An Underlying Fund may invest in exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.   Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Underlying Fund’s currency exchange transactions do not fully protect the Underlying Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Underlying Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Underlying Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Underlying Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Underlying Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.   An Underlying Fund may purchase ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Underlying Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Depositary Receipts

An Underlying Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described above regarding foreign securities apply to investments in ADRs.

Debt Securities

An Underlying Fund may invest in debt securities, including non-investment grade debt securities.  The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. An Underlying Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Underlying Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Underlying Fund.

At times, some of the mortgage-backed securities in which the Funds may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Underlying Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

An Underlying Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

An Underlying Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Time Deposits and Variable Rate Notes

An Underlying Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Underlying Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Underlying Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Underlying Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Underlying Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Underlying Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Underlying Fund’s advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Underlying Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Underlying Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. An Underlying Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $$250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. An Underlying Fund may also invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-th r ough securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues PCs, which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-th r ough pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Funds may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Funds invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Funds invests to be shorter than the maturities stated in the underlying mortgages.

High Yield Securities

An Underlying Fund may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Funds’ investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The Funds may hold such common stock and other securities even if they do not invest in such securities.

Closed-End Investment Companies. Each Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Funds purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Funds’ shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Funds at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Funds’ investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies (“Mutual Funds”).  The Fund and any “affiliated persons,• as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Funds ’ ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Funds will be obligated to redeem shares held by the Funds only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by the Funds in excess of 1% of an Underlying Fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Funds’ total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Funds wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Funds may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Funds and its Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such Funds. The result would be an indirect expense to the Funds without accomplishing any investment purpose.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees.  ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Funds believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Funds are subject to the risks associated with that sector.

REITs

An Underlying Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs•, “Mortgage REITs• and “Hybrid REITs.• An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Funds can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Funds , but also may indirectly bear similar expenses of some of the REITs in which it invests.

Securities Options

 An Underlying Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

An Underlying Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Underlying Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Underlying Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by an Underlying Fund expires unexercised, that Underlying Fund realizes a loss equal to the premium paid. If the Underlying Fund enters into a closing sale transaction on an option purchased by it, the Underlying Fund will realize a gain if the premium received by the Underlying Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by an Underlying Fund expires on the stipulated expiration date or if the Underlying Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by an Underlying Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Underlying Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by an Underlying Fund of options on stock indices will be subject to the ability of the advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Underlying Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Underlying Fund.  Inasmuch as the Underlying Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Underlying Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Underlying Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Underlying Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Underlying Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Underlying Fund is unable to close out a call option on securities that it has written before the option is exercised, the Underlying Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Underlying Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that an Underlying Fund has purchased) expose the Underlying Fund to an obligation to another party. The Underlying Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Underlying Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Underlying Fund will segregate assets to cover transactions in which the Underlying Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Underlying Fund's assets to cover or segregated accounts could impede portfolio management or the Underlying Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts. An Underlying Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

An Underlying Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if the Underlying Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Underlying Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Underlying Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Underlying Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Underlying Fund originally wrote the option. While the Underlying Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Underlying Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Underlying Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Underlying Fund may be unable to liquidate a dealer option. With respect to options written by the Underlying Fund, the inability to enter into a closing transaction may result in material losses to the Underlying Fund. For example, because the Underlying Fund must maintain a secured position with respect to any call option on a security it writes, the Underlying Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Underlying Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  An Underlying Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Underlying Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Underlying Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, an Underlying Fund will change its treatment of such instruments accordingly.

Spread Transactions

An Underlying Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Underlying Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Underlying Fund does not own, but which is used as a benchmark. The risk to the Underlying Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Underlying Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

An Underlying Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Underlying Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Underlying Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Underlying Fund on repurchase. In either case, the income to the Underlying Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Underlying Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Underlying Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Underlying Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when an Underlying Fund purchases or sells a security, no price would be paid or received by the Underlying Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Underlying Fund's open positions in futures contracts, the Underlying Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Underlying Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." An Underlying Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Underlying Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Underlying Fund realizes a gain; if it is less, the Underlying Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Underlying Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Underlying Fund is not able to enter into an offsetting transaction, the Underlying Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

An Underlying Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Underlying Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Underlying Fund’s commitment. It may be expected that the Underlying Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

An Underlying Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Underlying Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Underlying Fund’s liquidity and the ability of the Underlying Fund's adviser to manage them may be affected in the event the Underlying Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

An Underlying Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Underlying Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Underlying Fund on the settlement date. In these cases the Underlying Fund may realize a taxable capital gain or loss. When the Underlying Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Underlying Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Underlying Fund starting on the day the Underlying Fund agrees to purchase the securities. The Underlying Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

Each Underlying Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Underlying Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under guidelines adopted by the Trust's Board, the adviser of an Underlying Fund may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Underlying Fund adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Underlying Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Funds may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Funds sell a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund cover its short position, the Fund will incur a loss; conversely, if the price declines, the Funds will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sell s securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of such Fund ’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Swap Agreements

An Underlying Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Underlying Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Underlying Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Underlying Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Underlying Fund's portfolio.

Whether the Underlying Fund's use of swap agreements enhance the Underlying Fund's total return will depend on the adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Underlying Fund's adviser will cause the Underlying Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Underlying Fund's repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Underlying Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risk

When the adviser of an Underlying Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Underlying Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Underlying Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Underlying Fund.  Derivatives are used to limit risk in the Underlying Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund ’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be paid for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

INVESTMENT RESTRICTIONS

The Funds have each adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities); the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF EACH FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.  The Fund will generally not borrow for investment purposes.  However, the Fund will borrow money if a redemption exceeds available cash.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

It should be noted that the Fund will from time to time invest in some Underlying Funds which are in effect leveraged, meaning that the values of those investments will fluctuate, for example, twice as fast as an underlying index or Asset Class – such leverage involving the same kind of risk as investing on margin, but without the interest cost.

4.  Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Funds disclose their portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  The Funds may also disclose its portfolio holdings by mailing a quarterly report to its shareholders.  In addition, the Funds will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

 The Funds may, from time to time, make available month end portfolio holdings information on the Funds’ website at www.SierraMutualFunds.com. The month end portfolio holdings are generally posted to the website within forty-five days of the end of each month and remain available until new information for the next month is posted.

The Funds may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Funds ’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolios, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Funds ..  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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First National Bank of Omaha.  First National Bank of Omaha is the custodian for each Fund; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Funds.

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BBD LLP.  BBD, LLP is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

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Thompson Hine LLP.  Thompson Hine LLC is counsel to the Fund; therefore its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Funds’ Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about each Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures.  The Funds’ Chief Compliance Officer will report periodically to the Board with respect to compliance with each Fund's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, at least four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser and Sub-Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is considered an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC.  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves as a member of four other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, Masters and Bachelor  degrees in Accounting, is a Certified Public Accountant and is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University.  He serves as a member of two other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc.  Mr. Palancia holds a Bachelor of Science degree in Economics.  He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch.  Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (11 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	94	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	101

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	101	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	94	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

Legal Proceedings

On May 30, 2012, the Trust and certain of its current and former trustees and chief compliance officer (collectively, the "Recipients") received a Wells notice from the staff of the SEC.  A Wells notice is neither a formal allegation nor a finding of wrongdoing.  A Wells notice discloses that the SEC staff is considering recommending that the SEC commence proceedings against a party, alleging violations of certain provisions of the Federal securities laws.  The Wells notice received by the Recipients relates primarily to the process by which certain investment advisory agreements between the Trust (on behalf of a small number of funds in the Trust) and their advisers were approved, and the disclosures regarding the same.  Those specific funds involved are no longer offered for sale by the Trust.  The Wells notice also alleges separate books and records and compliance violations.  The Recipients disagree with the SEC’s potential allegations and believes its actions complied with existing rules.  The Recipients are cooperating with the SEC staff to seek a resolution to this matter.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter.  The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate.  The Audit Committee generally will not consider shareholder nominees.  The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.  During the past fiscal year, the Audit Committee held twelve meetings.

Compensation

Effective March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $21,500, as well as reimbursement for any reasonable expenses incurred attending meetings of the Board of Trustees, to be paid at the beginning of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $17,500 and prior to June 30, 2011, each Trustee received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives a $16,000 additional annual fee.  In addition, the Lead Independent Trustee receives a $16,000 additional annual fee.  The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended September 30, 2012.  Each Independent Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust ***	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex**** Paid to Directors
L. Merill Bryan*	$17,500	None	None	$20,000
Anthony J. Hertl	$94,000	None	None	$110,000
Gary Lanzen	$78,000	None	None	$90,000
Mark H. Taylor	$78,000	None	None	$90,000
John V. Palancia	$60,500	None	None	$70,000
Michael Miola**	None	None	None	None

*Retired in December 2011.

**This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

***There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equally to each Fund in the Trust.

****The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust III and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark H. Taylor	None	None
John V. Palancia	None	None
Michael Miola*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds’ Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider)

.

Management Ownership

As of January 2, 2013, the Trustees and officers, as a group, owned less than 1.00% of each Fund’s outstanding shares and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

 As of January 2, 2013, the following shareholders of record owned 5% or more of the outstanding shares of each Fund’s shares.

Sierra Core Retirement Fund

Class I Shares	Shares	Percentage of Fund
Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226 Schwab 101 Montgomery St. San Francisco, CA 94104	971,228.9120 3,089,681.2350	14.31% 45.52%

Class R Shares	Shares	Percentage of Fund
Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226 Schwab 101 Montgomery Street San Francisco, CA 94104	5,983,165.2890 6,187,183.0160	37.91% 39.20%

Class A1 Shares	Shares	Percentage of Fund

NFS LLC FEBO

FTJ Qualified-Reg Code 889

7 Easton Oval

Columbus, OH 43219-6010

MG TRUST CUST FBO

Jean H Akerly

700 17th Street

Suite 300

Denver CO 80202

NFS LLC FEBO

FBO Planmember Accts

3020 Old Ranch Pkway Ste 140

Seal Beach, CA 90740

NFS LLC FEBO

FBO Planmember Qual Accts

3020 Old Ranch Pkway Ste 140

Seal Beach, CA 90740

Brenda W. Brown

TOD on File

4905 Longvue Dr.

Frisco, TX 75034

	8,304.7910 7,570.5050 6,283.8170 5,245.1020 2,488.8590	17.46% 15.92% 13.21% 11.03% 5.23%

Class I1 Shares	Shares	Percentage of Fund
Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	375,554.9670	26.56%

Class Y Shares	Shares	Percentage of Fund
Wright Fund Management 3420 Ocean Park Blvd Suite 306 Santa Monica, CA 90405	1.0000	100.00%

Sierra Strategic Income Fund

Class A Shares	Shares	Percentage of Fund
Ekker, Garrett 2815 N Washburnville Road Monroe, UT 84754 MG Trust Company Cust. FBO Kades-Margolis IRA MBD 700 17th Street Suite 300 Denver CO 80202	47,697.0440 42,525.4660	5.79% 5.17%

Class I Shares	Shares	Percentage of Fund
RBC Capital Markets 510 Marquette Ave S Minneapolis, MN 55402-1110 Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226 Schwab 101 Montgomery Street San Francisco, CA 94104	101,807.4670 109,484.3220 180,301.8000	12.98% 13.96% 22.98%

Class R Shares	Shares	Percentage of Fund
Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226 Schwab 101 Montgomery Street San Francisco, CA 94104	356,094.3200 99,726.9470	44.06% 12.34%

Class Y Shares	Shares	Percentage of Fund
Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	4,506,787.9430	98.28%

INVESTMENT ADVISER

The Adviser to each Fund is Wright Fund Management, LLC (the “Adviser”), located at 3420 Ocean Park Boulevard, Suite 3060, Santa Monica, California.  Kenneth L. Sleeper and David C. Wright are the controlling beneficial owners of the Adviser, and are the current Portfolio Managers of each Fund along with Frank Barbera.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in each Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment advisor to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement for Sierra Core Retirement Fund was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on November 15, 2007 and renewed at a meeting held on September 26, 2012 ..  The Advisory Agreement for Sierra Strategic Income Fund was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on September 21, 2011.

The following table sets forth the annual management fee rate payable by the Funds to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of each Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE
Sierra Core Retirement Fund	1.25%
Sierra Strategic Income Fund	0.75%

During the fiscal year ended September 30, 2012, the Sierra Core Retirement Fund accrued $8,800,645 in advisory fees, of which $1,362 was waived.   During the fiscal year ended September 30, 2011, the Strategic Core Retirement Fund paid $6,938,162 in advisory fees.  During the fiscal year ended September 30, 2010, the Sierra Core Retirement Fund paid $4,025,599 in advisory fees and also recouped $15,862 of previously waived fees. During the fiscal period ended September 30, 2012, the Sierra Strategic Income Fund accrued $688,256 in advisory fees of which $181,852 was waived.   The Adviser is contractually limiting (capping) total annual operating expenses of each Fund through January 31, 2014 (including the advisory fee, exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses paid in connection with any merger or reorganization, dividend expense on securities sold short, Underlying Fund fees and expenses, or extraordinary expenses such as litigation) as follows, expressed as a percentage of each Fund’s average daily net assets and without regard to internal expenses of the Underlying Funds:

Fund	Class A	Class C	Class I	Class R	Class A1	Class I1	Class Y	Contractual Period
Sierra Core Retirement Fund	1.75%	2.50%	1.75%	1.50%	1.90%	1.90%	1.50%	January 31 , 2014

Fund	Class A	Class C	Class I	Class R	Class Y	Contractual Period
Sierra Strategic Income Fund	1.30%	1.90%	1.30%	1.00%	0.95%	January 31, 2014

Expenses not expressly assumed by the Adviser under each Advisory Agreement are paid by the applicable Fund.  Under the terms of the Advisory Agreement, the Funds are each responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Funds who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not paid in the ordinary course of the Fund’s business.

The Advisory Agreements will each continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Funds. The Advisory Agreement s may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Fund’s outstanding shares. The Advisory Agreement s shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor (as defined under the section entitled (“The Distributor”)) each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund s to the Adviser and responsibility for voting proxies of securities held by the Fund s to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund s and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund s , including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

A copy of the Adviser's Proxy Voting Policies is attached hereto as Appendix B.

More information.  Information regarding how the Fund s voted proxies relating to portfolio securities held by the Fund s during the most recent 12-month period ending June 30 are available (1) without charge, upon request, by calling the Funds at 1-866-738-4363 or 1-866-RETI-FND; and (2) on the SEC ’s website at http://www.sec.gov. In addition, a copy of the Fund s’ proxy voting policies and procedures are also available by calling 1-866-738-4363 or 1-866-RETI-FND and will be sent within three business days of receipt of a request.

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, (the “Distributor”) located at 17605 Wright Street , Omaha, Nebraska 68130 serves as the principal underwriter and national distributor for the shares of the Fund s pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The offering of each Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund s’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund s at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Funds .. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and may allow concessions to dealers that sell shares of the Funds.  The Distributor receives the portion of the Class A sales charge on all direct initial investments in the Funds and on all investments in accounts with no designed dealer of record.  The Distributor retains the contingent deferred sales charge on redemptions of Class A shares of the Funds that are subject to a contingent deferred sales charge.

The following table sets forth the total compensation received by the Distributor from the Funds during the fiscal year ended September 30, 2012:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Sierra Core Retirement Fund	$26,953	$0	$0	$0
Sierra Strategic Income Fund	$3,816	$0	$0	$0
The Distributor also receives 12b-1 fees from each Fund as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plans

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for the Sierra Core Retirement Fund’s Class A, Class C, Class I, Class A1 and Class I1 Shares (the "Plans") pursuant to which Class A, Class C, Class I, Class A1 and Class I1 shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under each Plan, Class A, Class C, Class I, Class A1, Class I1 shares of the Fund may pay distribution and/or shareholder service fees at an annual rate of 0.25%, 1.00%, 0.25%, 0.40%, and 0.40% of each of their average net assets, respectively.   The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for the Sierra Strategic Income Fund’s Class A, Class C, Class I, Class R and Class Y shares (the "Plans") pursuant to which Class A, Class C, Class I, Class R and Class Y shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under each Plan, the Fund may pay distribution and/or shareholder service fees at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class A and Class I shares, 1.00% of the Fund's average daily net assets attributable to Class C shares and 0.15% of the Fund's average daily net assets attributable to Class R and Class Y shares.   Such fees are to be paid by the applicable Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund s may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plans.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund s ; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund s and in processing purchase and redemption transactions; making the Fund s’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund s as the Adviser or the Trust, on behalf of the Fund s , may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Adviser with respect to the Fund s .. The Distributor may be compensated by the Adviser for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to each Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Adviser to Recipients.

During the fiscal year ended September 30, 2012 the Sierra Core Retirement Fund and the Sierra Strategic Income Fund paid $1,346,323 and $233,165, respectively, in distribution related fees pursuant to the Plans .. For the fiscal year indicated below, the Funds paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Sierra Core Retirement Fund Shares During the Fiscal Year Ended September 30, 2012
Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$101,755
Payment to dealers	$1,149,888
Compensation to sales personnel	None
Other	$94,680
Total	$1,346,323

Actual 12b-1 Expenditures Paid by Sierra Strategic Income Fund Shares During the Fiscal Year Ended September 30, 2012
Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	($26,087)
Payment to dealers	$279,325
Compensation to sales personnel	None
Other	($20,073)
Total	$233,165

The initial term of each Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of relevant Fund.

The Plans may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Funds , unless such amendment is approved by the vote of a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan s will be in writing and provide that: (a) it may be terminated by the Trust or the Funds at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Funds ; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

Security selection for the Funds is made by Kenneth L. Sleeper, David C. Wright and Frank Barbera.  As of September 30, 2012, each Portfolio Manager was responsible for the management of the following types of accounts (the portfolio managers are jointly and primarily responsible for the same accounts shown below) in addition to the Sierra Core Retirement and Sierra Strategic Income Fund:

David Wright

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	1,794	$ 781.2 million	None	None

Kenneth Sleeper

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	1,794	$ 781.2 million	None	None

Frank Barbera

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	1,794	$ 781.2 million	None	None

Conflicts of Interest.

As indicated in the table above, a portfolio manager may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.

When the portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds , or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over a Fund.

When allocating investments among client accounts, the portfolio manager has the fiduciary obligation to treat each client equally, regardless of account size or fees paid.  All clients at the same custodian (or trading desk) receive the same average price for each transaction.  When multiple trading desks or custodians are used to execute transactions, the portfolio managers execute the trades in such a fashion as to ensure no client grouping consistently receives preferential treatment.  When trades in the same security must be executed over multiple days, the portfolio managers execute the trades in a random order to ensure no client grouping consistently receives preferential treatment.

Compensation.

Messrs. Wright and Sleeper do not receive a base salary, but each share equally in the net profits of the Adviser.  Mr. Barbera receives a salary and quarterly incentive compensation based on the net increases in total assets under management of the Adviser and its two affiliates.

Ownership.

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Sierra Core Retirement Fund as of September 30, 2012.

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
David Wright	$500,001-$1,000,000
Kenneth Sleeper	$500,001-$1,000,000
Frank Barbera	$50,001-$100,000

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Sierra Strategic Income Fund as of September 30, 2012.

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
David Wright	$500,001-$1,000,000
Kenneth Sleeper	$500,001-$1,000,000
Frank Barbera	$50,001-$100,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the portfolio managers who are employees of the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund s or the Adviser for the Fund s’ use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund s on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund s may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the   Funds’ , while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds. For the fiscal year ended September 30, 2012, the Sierra Core Retirement Fund paid $209,926 in brokerage commissions. For the fiscal year ended September 30, 2011, the Sierra Core Retirement Fund paid $17,693 in brokerage commissions.  For the fiscal year ended September 30, 2010, the Sierra Core Retirement Fund paid $7,223 in brokerage commissions. For the fiscal period ended September 30, 2012, the Sierra Strategic Income Fund paid $0 in brokerage commissions.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds . A 100% turnover rate would occur if all of a Fund’s’ portfolio securities were replaced once within a one-year period. For the fiscal year ended September 30, 2010, the Sierra Core Retirement Fund’s portfolio turnover rate was 101%. For the fiscal year ended September 30, 2011, the Sierra Core Retirement Fund’s portfolio turnover rate was 199%. For the fiscal year ended September 30, 2012, the Sierra Core Retirement Fund’s portfolio turnover rate was 125%. For the fiscal period ended September 30, 2012, the Sierra Strategic Income Fund’s portfolio turnover rate was 72%.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”) with the Funds and subject to the supervision of the Board.  GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on July 1, 2009 and remained in effect for two years from the applicable effective date for the Funds , and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Funds by GFS, the Funds pay GFS a n annual fee equal to the greater of $40,000 minimum or 0.08% on the first $500 million of net assets, 0.05% on the next $1.5 billion of net assets, 0.04% on the next $1 billion of net assets and 0.03% on net assets greater than $3 billion. The Funds also pay GFS for any out-of-pocket expenses.   For the fiscal year ended September 30, 2010, the Sierra Core Retirement Fund paid $259,551 for administrative fees. For the fiscal year ended September 30, 2011, the Sierra Core Retirement Fund paid $402,109 for administrative fees. For the fiscal year ended September 30, 2012, the Sierra Core Retirement Fund paid $510,856 for administrative fees. For the fiscal period ended September 30, 2012, the Sierra Strategic Income Fund paid $61,933 for administrative fees.

GFS also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund s ..

For the fund accounting services rendered to the Fund s under the Agreement, the each Fund pays GFS an annual fee of $24,000, plus; $6,000 for each class above one, plus; 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. Each Fund also pays GFS for any out-of-pocket expenses.   For the fiscal year ended September 30, 2010, the Sierra Core Retirement Fund paid $121,095 for fund accounting fees. For the fiscal year ended September 30, 2011, the Sierra Core Retirement Fund paid $62,469 for fund accounting fees. For the fiscal year ended September 30, 2012, the Sierra Core Retirement Fund paid $109,874 for fund accounting fees. For the fiscal period ended September 30, 2012, the Sierra Strategic Income Fund paid $30,250 for fund accounting fees.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund s pursuant to the Agreement. Under the Agreement , GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the transfer agent, dividend disbursement and shareholder services rendered to the Fund s under the Agreement, the Fund s pays GFS a fee equal to the greater of (i) a minimum fee of $15,000 per class and (ii) $14.00 per open account and $2.00 per closed account.  The Fund s also pay GFS for any out-of-pocket expenses.  For the fiscal year ended September 30, 2010, the Sierra Core Retirement Fund paid $79,686 for transfer agency fees. For the fiscal year ended September 30, 2011, the Sierra Core Retirement Fund paid $107,346 for transfer agency fees. For the fiscal year ended September 30, 2012, the Sierra Core Retirement Fund paid $228,909 for transfer agency fees. For the fiscal period ended September 30, 2012, the Sierra Strategic Income Fund paid $18,650 for transfer agency fees.

Custodian

First National Bank of Omaha (the “Custodian”), 1620 Dodge Street, Omaha, NE 68137 serves as the custodian of the Fund s’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds.  The Custodian’s responsibilities include safeguarding and controlling the Fund s’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund ’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. Either Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Custody Administrator

GFS serves as “Custody Administrator” under the Fund s’ Custody Agreement with the Custodian and receives a share of the fees paid to the Custodian for performing certain administrative tasks normally performed by the Custodian, as well as certain enhanced reporting in connection with these functions. For these services, GFS receives a share of the asset-based custody fee as well as a portion of certain transaction fees paid under the Custody Agreement.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street , Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.     For the fiscal year ended September 30, 2010, the Sierra Core Retirement Fund paid $20,848 for compliance service fees. For the fiscal year ended September 30, 2011, the Sierra Core Retirement Fund paid $17,610 for compliance service fees. For the fiscal year ended September 30, 2012, the Sierra Core Retirement Fund paid $28,488 for compliance service fees. For the fiscal period ended September 30, 2012, the Sierra Strategic Income Fund paid $5,065 for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series. Class A, Class C , Class I , Class R, Class Y, Class A1 and Class I1 shares of the Sierra Core Retirement Fund vote separately on matters related to its Rule 12b-1 Plan.   Class A, Class C, Class I, Class R and Class Y shares of the Sierra Strategic Income Fund vote separately on matters related to its Rule 12b-1 Plan.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund s .. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Fund s’ Board of Trustees.  The program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officers who is responsible for implementing and monitoring the Program, an ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund s’ Distributor and Transfer Agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND

PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "How Shares are Priced," the net asset value ("NAV") of the Fund s’ shares is determined by dividing the total value of a Fund ’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund s ..

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund ’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund s normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that become known to the Fund s or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund s may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process ..  This team is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations ..  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to FAS 157.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Funds with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the adviser (or sub-adviser) or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination ..  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the follow ing holidays : New Year's Day, Martin Luther King, Jr. Day, President s’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Purchase of Shares

Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

A Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

A Fund may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if a Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund s ..

The Fund s have each qualified and intend to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund s should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund s will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Funds. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund s intend to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the applicable Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fail s to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund s are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund ’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund s during the preceding calendar year. Under ordinary circumstances, the Fund s expect to time their distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.  In most cases the Fund s will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of such Fund in taxable accounts.

Distributions from the Fund s of dividends or capital gains generally are taxable to shareholders holding taxable accounts regardless of the length of time such shareholders have held shares of such Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund s will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for an Underlying Fund, the Underlying Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Underlying Fund, defer losses to the  Underlying Fund, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Underlying Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Underlying Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Underlying Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Underlying Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by an Underlying Fund in certain "passive foreign investment companies" ("PFICs") could subject the Underlying Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Underlying Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF”), in which case the Underlying Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Underlying Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Underlying Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Underlying Fund to avoid taxation. Making either of these elections therefore may require the Underlying Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Underlying Fund's total return.

Foreign Currency Transactions

An Underlying Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by an Underlying Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Underlying Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Underlying Fund may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by the Underlying Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Underlying Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Underlying Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Underlying Fund's income will flow through to shareholders of the Underlying Fund. With respect to the Underlying Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Underlying Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by an Underlying Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. An Underlying Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by an Underlying Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Underlying Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Underlying Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Underlying Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Underlying Fund actually received. Such distributions may be made from the cash assets of the Underlying Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  The Underlying Fund may realize gains or losses from such liquidations. In the event the Underlying Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund s may be subject to state and local taxes on distributions received from a Fund and on redemptions of Fund shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year each Fund issues to its shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103, as their independent registered public accounting firm, for the current fiscal year.  The firm provides services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund s for the fiscal period ended September 30, 2012 .. You can obtain a copy of the Annual Report without charge by calling the Funds at 1-866-738-4363 or 1-866-RETI-FND.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.   Nature of and provisions of the obligation.

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•

SP-2 Satisfactory capacity to pay principal and interest.

•

SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•

MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•

MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•

MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

•

MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

OF THE ADVISER

Policy

Wright Fund Management, LLC (“ADVISER”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the Funds, Portfolios and clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Funds, Portfolios and clients; (b) to disclose to Funds, Portfolios and clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

David C. Wright has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

ADVISER has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

I.

INTRODUCTION

ADVISER has adopted proxy voting policies and procedures as required by Rule 206(4)-6 of the Investment Advisers Act of 1940.  These policies and procedures are effective as of November 5, 2007.

II.

GLOSSARY OF TERMS

Non-Routine Proxy Proposals shall mean:

·

Proxy proposals that are to be considered on a case-by-case basis,

·

Proxy proposals that Advisor generally abstains from voting on, and

·

Proxy proposals that are not addressed by the Principles and Guidelines section of the Proxy Voting Policy and Procedures.

Proxy Manager shall be David C. Wright, Chief Compliance Officer.

Proxy Committee shall be comprised of the following person(s):

1)

David C. Wright, Chief Compliance Officer

2)

Frank Barbera, Senior Vice President

3)

Kenneth L. Sleeper, Assistant Portfolio Manager

A quorum of the Proxy Committee shall be comprised of at least one member.

Routine Proxy Proposals shall mean proxy proposals that the Proxy Manager shall cast either yes or no votes in accordance with the Principles and Guidelines noted below.

III.

PRINCIPLES AND GUIDELINE

A.

Principles

ADVISER’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation.  ADVISER will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, ADVISER’s votes may differ from time to time from the indications noted.  In addition, the list may not include all proxies on which ADVISER votes.  ADVISER will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

B.

Voting Guidelines

1.

Routine Business Decisions and Director Related Proposals

Advisor votes for:

a)

Name changes

b)

Directors in uncontested elections

c)

Elimination/limitation of directors’ liability

d)

Indemnification of directors

e)

Reincorporation that is not a takeover defense

Advisor considers on a case-by-case basis:

f)

Directors in contested elections

g)

Approval of auditors.

2.

Corporate Governance

Advisor votes for:

Majority independent board

Audit, compensation & nominating committees that are comprised exclusively of independent directors Minimum director share ownership

Separate offices of chairperson and CEO

Limitation on number of other board seats

Confidential voting

Shareholders’ ability to remove directors

Shareholder right to call special meetings

Advisor votes against:

a)

Supermajority vote requirements

b)

Limiting directors ’ tenure

c)

Restrictions on shareholders to act by written consent

Advisor considers on a case-by-case basis:

d)

Shareholder proposals

e)

Dissident proxy battle

3.

Director and Executive Compensation

Advisor votes for:

a)

Disclosure of executive compensation Advisor votes against:

b)

Golden and tin parachutes

Advisor considers on a case-by-case basis:

c)

Restricting executive compensation

d)

Executive compensation plans

e)

Establish/Increase share option plans for directors and executives

4.

Take-Over Defense

Advisor votes against:

a)

Reincorporation to prevent takeover

b)

Issue new class of common stock with unequal voting rights

c)

Adoption of fair price amendments

d)

Establish a classified (or “staggered”) board of directors

e)

Eliminating cumulative voting

f)

Poison pills

g)

Blank check preferred stock

5.

Capital Structure

Advisor votes for:

a)

Increase authorized common stock (unless additional stock is a takeover defense, i.e., poison pill).

b)

Share repurchase programs (when all shareholders may participate on equal terms)

Advisor votes against:

c)

Unequal voting rights, such as dual class of stock

d)

Pre-emptive rights

Advisor considers on a case-by-case basis:

e)

Increase preferred stock

f)

Blank check preferred stock (not for takeover defense)

g)

Restructuring plans

6.

Other Shareholder Value Issues Advisor votes for:

a)

Employee stock ownership plans (ESOPs)

b)

Employee stock purchase plans

c)

401(k) plans

Advisor votes against:

d)

Greenmail

Advisor considers on a case-by-case basis:

e)

Mergers and acquisitions

d)

Spin-offs and asset sales

7.

Corporate, Social and Environmental Policy Proposals

As noted above, ADVISER’s fiduciary responsibility is the maintenance and growth of our clients’ assets.  Accordingly, ADVISER will typically vote in accordance with management’s recommendations or abstain from voting on proposals concerning corporate policy and social and environmental issues.  When such proposals impact shareholder value, Advisor may vote on a case-by-case basis.

8.          Proposals Specific to Mutual Funds

ADVISER serves as investment adviser to certain investment companies under the Northern Lights Fund Trust.  These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is the policy of ADVISER to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

IV.

Conflicts of Interest

On occasion, a conflict of interest may exist between ADVISER and Funds, Portfolios and clients regarding the outcome of certain proxy votes. In such cases, ADVISER is committed to resolving the conflict in the best interest of our Funds, Portfolios and clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, ADVISER will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote.  Alternatively, ADVISER may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, ADVISER will take any of the following courses of action to resolve the conflict:

1)

Disclose the conflict to our Funds, Portfolios and clients and obtain consent before voting;

2)

Suggest that our Funds, Portfolios and clients  engage another party to determine how the proxy should be voted; or

3)

Vote according to the recommendation of an independent third party, such as a:

·

proxy consultant;

·

research analyst;

·

proxy voting department of a mutual fund or pension fund; or

·

compliance consultant.

V.

Obtaining More Information

Funds, Portfolios and clients may obtain a record of Advisor’s proxy voting, free of charge, by calling (800) 729-1467.

These policies and procedures may also be found in ADVISER’s Form ADV, Part II and supporting schedules.

Procedures

 When the mail arrives, the person responsible for separating the mail gives any proxy materials to the person who handles compliance issues.  The proxy materials are then opened by the Compliance person.  The ticker symbol for the security noted on the proxy is located.  A Security Cross Reference report is run in Axys as of the record date, as stated on the proxy.  This report tells how many shares were owned by Funds, Portfolios and clients as of the record date, and can be printed in detail so that the exact clients who held the security on the record date are listed.   An email is sent to the Receptionist about the arrival of the proxy.  In the email is listed the name of the security, ticker symbol, arrival date, custodian and number of shares.

 Once the Security Cross Reference report has been run, the number of shares on the report is compared to the number of shares to be voted on the proxy.

 If the number of shares between the two reports matches, then the Security Cross Reference report is attached to the proxy materials and forwarded to the Portfolio Manager to be voted according to ADVISER’s proxy voting policies.

 If the number of shares does not match, then reasonable efforts will be made to resolve the difference, such as:

•

Rerunning the Security Cross Reference report for other dates around the record date of the proxy to see if the security transferred into ADVISER after the record date, even though the client owned it as of the record date.

•

Calling the custodian to confirm the clients per their records that are included in the proxy count, and then verifying that information to the Security Cross Reference report. There may be differences due to clients having made the decision to vote their proxies, in which case, the proxies would go directly to the clients.

 If the difference still cannot be resolved, the matter is reviewed with the Portfolio Manager as to the next action to be taken.  If the difference is determined to be immaterial and is approved by the Portfolio Manager, then the proxy will stand as is.

 Once the shares have been reconciled, then the proxy materials and the Security Cross Reference report are then given to the Portfolio Manager to vote.

 The Portfolio Manager will generally vote the routine proxies in accordance with the principles and guidelines described in ADVISER’s Proxy Voting Policy and sign the proxy.  For Non-Routine Proxy Proposals, the Portfolio Manager will vote them on a case-by-case basis. The vote and the rationale will be noted as documentation for the vote.

Once the Portfolio Manager has voted the proxies, they will be given to the Receptionist for processing. If the proxy is to be mailed, then a copy of the proxy is made, attached to the proxy materials that support the vote and Security Cross Reference report and filed in chronological order. This file is maintained by year.

If the proxy was voted electronically, the original proxy with the notes on it is as to how the proxy was voted, are maintained and attached to the proxy materials that support the vote and Security Cross Reference report, and filed in chronological order, just like proxies that are mailed.

The Receptionist then enters the necessary information in the Proxy Voting Database. The following information is entered:

•

Name of Company

•

Proxy Proposal

•

Management’s recommendation

•

ADVISER’s Action

•

Rationale for the vote

•

List of clients to whom the proxy vote applies.

Should ADVISER receive any requests from clients regarding proxy voting, the Receptionist will maintain a record of the requests from the specific clients, which will include:

•

Name of the Client

•

Date that the request was received

•

Whether the request was for a complete or partial record of proxy votes

•

The documents provided

•

Date that the information was sent to the client

A copy of the information sent to the client will be retained in a chronological file, maintained by year.

Disclosure

The ADVISER will provide conspicuously displayed information in its Form ADV Part II in the Supporting Schedules, summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how ADVISER voted a client’s proxies, and that clients may request a copy of these policies and procedures.

SouthernSun Small Cap Fund

Investor Shares: SSSFX

Institutional Shares:SSSIX

SouthernSun U.S. Equity Fund

Investor Shares: SSEFX

Institutional Shares: SSEIX

Class C Shares: SSECX

Each a Series of Northern Lights Fund Trust

Statement of Additional Information
January 29, 2013

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectus es of SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund ( each a “Fund” and together the “ Funds” ) dated January 29, 2013. You can obtain copies of each Fund’s Prospectus, and annual or semi - annual reports without charge by contacting the Fund s Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 1-866-672-3863.

Fund s History

Investment Strategies and Risks

Investment Restrictions

Policies and Procedures for Disclosure of Portfolio Holdings

Management

Control Persons and Principal Holders

Investment Advisor

The Distributor

Portfolio Manager

Allocation of Portfolio Brokerage

Portfolio Turnover

Other Service Providers

Description of Shares

Anti-Money Laundering Program

Purchase, Redemption & Pricing of Shares

Tax Status

Independent Registered Public Accounting Firm

Legal Counsel

Financial Statements

Appendix A – Proxy Voting Policies and Procedures

FUND HISTORY

The SouthernSun Small Cap Fund and the SouthernSun U.S. Equity Fund are each a non-diversified series of the Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”), consisting of two classes (Institutional Class and Investor Class) and three classes (Institutional Class, Investor Class and Class C) , respectively .. The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

SouthernSun Asset Management, LLC (“SouthernSun” or the “Adviser”) manages the Funds.  Shares of the Funds are distributed by Northern Lights Distributors, LLC (the “Distributor”).

INVESTMENT STRATEGIES AND RISKS

The investment goals, principal investment strategies and principal risks of the Fund s are described in the Prospectus.  A further description of certain types of investments the Funds may make and their risks appear below.

CASH MANAGEMENT.  The Funds may hold un-invested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds.  Generally, these securities offer less potential for gains than other types of securities.

CERTIFICATES OF DEPOSIT, BANKERS’ ACCEPTANCES AND OTHER BANK OBLIGATIONS.  The Funds may invest in certificates of deposit, which are receipts issued by a depository institution in exchange for the deposit of fund. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. The Funds may invest in bankers’ acceptances, which typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000.  The Funds may, within the limits set forth in the Prospectus, purchase bank obligations, which are fully insured as to principal by the FDIC.  Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured.  Insured bank obligations may have limited marketability.  Unless the Adviser, through delegated authority from the Board of Trustees (“Board”), determines that a readily available market exists for such obligations, the Funds will treat such obligations as subject to the 15% limit for illiquid investments as set forth in the Prospectus unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

COMMERCIAL PAPER.  The Funds may invest in commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

CONVERTIBLE SECURITIES.  The Funds may invest in convertible securities, which are fixed-income securities convertible into common stock.  Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege). At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Fund s ’ objectives.

The transactions described in this section may also cause certain Federal income tax consequences described below under the heading “Federal Tax Status.”

DEBT SECURITIES. The Funds may invest in debt securities, which are used by issuers to borrow money.  The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security.  Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values.  Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

EXCHANGE TRADED FUNDS (“ETFs”). The Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETF’s.  Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index.  Investing in an ETF will give the Funds exposure to the securities comprising the index on which the ETF is based, and the Funds generally will gain or lose value depending on the performance of the index.  ETFs have expenses, including the advisory and administrative fees paid by the ETF, and, as a result, an investor in the Funds is subject to a duplicate level of fees if the Funds invest in ETF’s.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. If available, the Funds may invest in ETFs that are based on fixed income indices, or that are actively managed.

Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Funds trades at a discount to net asset value, the Funds could lose money even if the securities in which the ETF invests go up in value.

FOREIGN INVESTING.  The Funds may invest in foreign companies through depositary receipts or by purchasing securities traded on U.S. exchanges.  American Depositary Receipts (ADRs), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include, among others, foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Fund s ’ interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing a Fund’s net investment income.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where a Fund ’s assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

The Funds may invest in issuers domiciled in "emerging markets," those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.

ILLIQUID OR RESTRICTED SECURITIES.  The Funds may invest up to 15% of its net assets in illiquid securities.  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, the Funds may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Funds may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Funds might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of the Trust.  If through the appreciation of illiquid securities or the depreciation of liquid securities, the Funds should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Funds will take appropriate steps to protect liquidity.

Notwithstanding the above, the Funds may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the Board of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund s ’ restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund s ’ holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Funds does not invest, more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund s ’ assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INVESTMENT COMPANIES.  The Funds may purchase shares of registered or unregistered trusts or investment companies, including exchange traded funds that invest principally in securities in which the Funds is authorized to invest. The return on a Fund s ’ investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund s ’ investment in an investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company assets. The Funds will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Funds generally may not invest more than 10% of its assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company.  Rules recently adopted by the SEC permit the Funds to make investments in affiliated and unaffiliated money market funds in excess of these limits.

LENDING FUND SECURITIES. To generate income for the purpose of helping to meet its operating expenses, the Funds may lend securities to brokers, dealers and other financial organizations.  The Fund s ’ loan of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The cash or instruments collateralizing the Fund s ’ loan of securities will be maintained at all times in a segregated account with the Fund s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, the Funds are subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. The Funds’ custodian bank arranges for the Funds’ securities loans and manages collateral received in connection with these loans.

REPURCHASE AGREEMENTS.  The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Funds will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Funds’ investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Funds’ custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net asset value of a Fund would be invested in such agreements or other securities which are not readily marketable.

The Funds will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by the Adviser, pursuant to guidelines or procedures approved by the Board of the Trust, and only when the economic benefit to a Fund is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of the Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.  The Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

TEMPORARILY DEFENSIVE POLICIES. The Funds reserve the right to invest without limitation in cash equivalents, preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

TIME DEPOSITS AND VARIABLE RATE NOTES.  The Funds may invest in time deposits and variable rate notes.  Commercial paper obligations which a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Funds to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Funds have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Funds’ Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Funds will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Funds’ investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

WHEN-ISSUED SECURITIES. The Funds may take advantage of offerings of eligible securities on a “when-issued” basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. The Funds only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Fund chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of a Fund would be so committed.

INVESTMENT RESTRICTIONS

The investment strategies and risks set forth above, and the following policies and limitations supplement those set forth in the Prospectus. For purposes of all of the Funds’ investment policies: (i) all percentage limitations apply immediately after an initial or subsequent purchase; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Funds .. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Funds’ investment policies and limitations.

Other than the fundamental investment restrictions set forth below, all investment policies are non-fundamental.  The Funds’ fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in this Statement of Additional Information, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of one class of shares of a Fund will be voted separately on matters affecting only that class.

FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

1.

The Funds may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, a Fund’s investments would be concentrated in the securities of issuers whose principal business activities are in the same industry.  The following explanation is not part of the fundamental investment restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.  The SEC staff currently takes the position that an open-end investment company concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within that industry.  This restriction does not limit a Funds from investing in obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities or in tax-exempt securities.  In applying the Funds’ fundamental policy concerning industry concentration, the Funds will apply a non-fundamental policy, described hereafter, governing categorization of companies into specific industries.  Concentration will be examined by looking at the company’s particular niche and not its general industry.  In particular, producer durable companies will be divided according to their products and services; for example, industrial machinery, construction, railroads, and engineering and contracting services will each be a separate industry.  Furthermore, financial service companies will be classified according to the end users of their services; for example, financial data and systems, banks: diversified, and diversified financial services will each be considered a separate industry; materials and processing companies will be classified according to their products and services; for example, specialty chemicals, building materials, diversified materials and processing, and metal fabricating will each be considered a separate industry; and, healthcare companies will be divided according to their services; for example, healthcare services, medical equipment, and healthcare management services will each be considered a separate industry.

2.

The Funds may not borrow money or issue senior securities, except as the 1940 Act, any rule or order there-under, or SEC staff interpretation thereof, may permit.

3.

The Funds shall not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

4.

The Funds shall not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

5.

The Funds shall not underwrite securities of other issuers except to the extent that the Funds may be deemed to be an underwriter under the 1933 Act in acquiring, disposing of, or re-selling a security.

6.

The Funds shall not make loans, provided that this restriction does not prevent the Funds from purchasing debt securities, entering into repurchase agreements or loaning its assets to broker-dealers, financial organizations or institutional investors.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following policies may be changed by the Board of the Trust without shareholder approval:

1.

The Funds do not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.

2.

The Funds do not currently intend to borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund’s assets, and except that, if authorized, a Fund may enter into reverse repurchase agreements and engage in “roll” transactions, provided that reverse repurchase agreements, “roll” transactions and any other transactions constituting borrowing by the Funds may not exceed one-third of the Funds’ total assets and if the Funds’ borrowing, including reverse repurchase agreements, exceeds 5% of the value of the Funds’ total assets, the Funds will not purchase any additional securities.

3.

The Funds do not currently intend to purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

4.

The Funds do not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

5.

The Funds do not currently intend to make loans in an aggregate amount exceeding one-third of a Fund’s total assets at the time the loan is made, or to lend assets other than securities to other parties, except by (a) lending money (up to 15% of a Fund’s net assets) to a registered investment company or portfolio for which the Adviser or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments.  (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

6.

The U.S. Equity Fund ha s adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in U.S. equity securities, as defined in the current Prospectus.  Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy.  The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:  "Important Notice Regarding Change in Investment Policy."  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

7.

The Small Cap Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in U.S. equity securities, as defined in the current Prospectus.  Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy.  The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:  "Important Notice Regarding Change in Investment Policy."  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

The investment goal of each Fund is a non-fundamental policy and such policy may be changed by the Board of the Trust without shareholder approval.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Funds shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Funds will disclose their portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  The Funds may also disclose their portfolio holdings by mailing a quarterly report to its shareholders.  In addition, the Funds will disclose their portfolio holdings reports on Forms N-CSR and Form N-Q by two months after the end of each quarter/semi-annual period.

Within thirty (30) days of commencement of operations, the Funds will post a complete list of its portfolio holdings on its website at www.SouthernSunFunds.com.  Thereafter and as its normal schedule of portfolio holdings disclosure, the Funds will post a schedule of its 10 largest portfolio holdings, sector weightings, regional weightings, trading activity commentary and portfolio characteristics as of the last calendar day of each month on its website at www.SouthernSunFunds.com generally within 35 days.  The Funds will also post a complete list of its portfolio holdings as of the last day of each fiscal quarter or semi-annual period within 60 days following the end such period on its website at www.SouthernSunFunds.com.  The Funds’ portfolio holdings will remain available on its website at least until the next quarterly update.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Adviser. Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolio, may have full daily access to each Fund’s portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Funds ..  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio adviser in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds ; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

The Bank of New York Mellon.  The Bank of New York Mellon is custodian for the Funds ; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

Tait, Weller & Baker, LLP. Tait Weller & Baker, LLP is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

•

Thompson Hine LLP.  Thompson Hine LLP is counsel to the Funds ; therefore its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Funds’ Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities to persons, other than those listed above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential.  There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds , the Advisor or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Funds’ Chief Compliance Officer will report periodically to the Board of the Trust with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request.  The Board consists of five individuals, at least four of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”).  Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer.  The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.  The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC (the Trust's distributor for the majority of the series of the Trust).  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves as a member of four other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, Masters and Bachelor  degrees in Accounting, is a Certified Public Accountant and is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University.  He serves as a member of two other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc.  Mr. Palancia holds a Bachelor of Science degree in Economics.  He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch.  Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (11 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	94	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	101

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	101	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	94	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

Legal Proceedings

On May 30, 2012, the Trust and certain of its current and former trustees and chief compliance officer (collectively, the "Recipients") received a Wells notice from the staff of the SEC.  A Wells notice is neither a formal allegation nor a finding of wrongdoing.  A Wells notice discloses that the SEC staff is considering recommending that the SEC commence proceedings against a party, alleging violations of certain provisions of the Federal securities laws.  The Wells notice received by the Recipients relates primarily to the process by which certain investment advisory agreements between the Trust (on behalf of a small number of funds in the Trust) and their advisers were approved, and the disclosures regarding the same.  Those specific funds involved are no longer offered for sale by the Trust.  The Wells notice also alleges separate books and records and compliance violations.  The Recipients disagree with the SEC’s potential allegations and believes its actions complied with existing rules.  The Recipients are cooperating with the SEC staff to seek a resolution to this matter.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year the Audit Committee held twelve meetings.

Compensation

Effective March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $21,500, as well as reimbursement for any reasonable expenses incurred attending meetings of the Board of Trustees, to be paid at the beginning of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $17,500 and prior to June 30, 2011, each Trustee received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives a $16,000 additional annual fee.  In addition, the Lead Independent Trustee receives a $16,000 additional annual fee.  The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended September 30, 2012.  Each Independent Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust ***	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex**** Paid to Directors
L. Merill Bryan*	$17,500	None	None	$20,000
Anthony J. Hertl	$94,000	None	None	$110,000
Gary Lanzen	$78,000	None	None	$90,000
Mark H. Taylor	$78,000	None	None	$90,000
John V. Palancia	$60,500	None	None	$70,000
Michael Miola**	None	None	None	None

*Retired in December 2011.

**This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

***There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equally to each Fund in the Trust.

****The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust III and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 31, 2012 ..

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark Taylor	None	None
John V. Palancia	None	None
Michael Miola*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds’ Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider)

Management Ownership

As of January 4, 2013, the Trustees and officers, as a group, owned less than 1.00% of the Funds’ outstanding shares and 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

As of January 4, 2013, the following shareholders of record owned 5% or more of the outstanding shares of each Fund.

SouthernSun Small Cap Fund

Institutional Shares	Shares	Percentage of Fund

Charles Schwab

1,437,529

19.76

101 Montgomery Street

San Francisco, CA 94104

National Financial

1,249,404

17.18%

200 Liberty Street,

One World Financial Center

New York, NY 10281

Calhoun & Co

1,003,475

13.80%

PO Box 75000 M/C #3446

Detroit, MI 48275

Mitra & CO FBO 98

397,435

5.46%

C/O M&I Trust Co NA Attn MF

11270 W Park Place, Suite 400

Milwaukee, WI 48275

MAC & Co

387,606

5.33%

Attn Mutual Funds OPS

525 William Penn Place

Pittsburgh, PA 15230

Investor Shares	Shares	Percentage of Fund

National Financial

4,378,177

40.72%

200 Liberty Street

One World Financial Center

New York, NY 10281

Charles Schwab

4,378,178

29.05%

101 Montgomery Street

San Francisco, CA 94104

Ameritrade Inc.

703,291

6.54%

PO Box 2226

Omaha, NE 68103-2226

SouthernSun U.S. Equity Fund

Institutional Shares	Shares	Percentage of Fund

Independence Trust

1,071,094

59.22%

325 Bridge Street

PO Box 682188

Franklin, TN 37064

National Financial

413,349

22.85%

200 Liberty Street

One World Financial Center

New York, NY 10281

Straffe & CO

151,515

8.38%

PO Box 6924

Newark, DE 19714-6924

Investor Shares	Shares	Percentage of Fund
Charles Schwab 64,355 66.46% 101 Montgomery Street San Francisco, CA 94104 Ameritrade Inc. 5,730 5.92% PO Box 2226 Omaha, NE 68103-2226

Class C Shares	Shares	Percentage of Fund

Stephens Inc. FBO

10,608

13.51%

111 Center Street

Little Rock, AR 72201

Morgan Keegan & CO.

5,618

7.16%

1741 Troon Cove

Germantown, TN 38139

John Hutson

4,686

5.97%

8772 Cedar Mills Circle

Cordova, TN 38018

Zachary Clark

4,198

5.35%

8 Gray Street

Red Hill QLD 4059, Australia

INVESTMENT ADVISOR

Investment Advisor and Advisory Agreement

The Adviser of the Funds is located at 6070 Poplar Avenue, Suite 300, Memphis, Tennessee 38119. Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Funds (the “Advisory Agreement”), the Advisor, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Funds , manages the operations of the Funds .. Michael W. Cook, Sr. is the controlling member of the Advisor.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in each Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor. The Advisor shall act as the investment advisor to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds , and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Advisor will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Advisor also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investment , compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Advisor, and all personnel of the Funds or the Advisor performing services relating to research, statistical and investment activities.

In addition, the Advisor, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Funds .. These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds ; preparing all general shareholder communications and conducting shareholder relations; maintaining the Funds’ records and the registration of the Funds’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Funds ; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual management fee rate payable by the Funds to SouthernSun Asset Management, Inc. pursuant to the Advisory Agreement, expressed as a percentage of the Funds’ average daily net assets, computed daily and payable monthly:

Fund	Management Fees
SouthernSun Small Cap Fund	0.85%
SouthernSun U.S. Equity Fund	0.85%

During the fiscal year ended September 30, 2011, the SouthernSun Small Cap Fund accrued $1,103.082 in advisory fees. During the fiscal year ended September 30, 2010, the SouthernSun Small Cap Fund accrued $567,104 in advisory fees. The following table displays the advisory fees that were paid by the Funds during the fiscal period ended September 30, 2012:

FUND	Advisory Fees Paid	Advisory Fees Recaptured
SouthernSun Small Cap Fund	$2, 371,545	$0
SouthernSun U.S. Equity Fund	$43,483	$43,483

The adviser has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses, until January 31, 2014 so that the total annual operating expenses ( exclusive of any front-end or contingent deferred loads, taxes, borrowing costs (such as interest and dividend expense on securities sold short), brokerage fees and commissions, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation) of the Funds do not exceed , the percentages in the table below.  Waiver/reimbursement is subject to possible recoupment from the Funds in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Trust’s Board of Trustees has determined in advance that a reimbursement is in the best interest of the Funds and its shareholders.  Fee waiver and reimbursement arrangements can decrease the Funds’ expenses and increase its performance.

Fund	Expense Cap	Minimum Duration
SouthernSun Small Cap Fund – Investor Class shares	1.50%	January 31, 2014
SouthernSun Small Cap Fund – Institutional Class shares	1.25%	January 31, 2014
SouthernSun U.S. Equity Fund – Investor Class shares	1.35%	January 31, 2014
SouthernSun U.S. Equity Fund – Institutional Class shares	1.10%	January 31, 2014
SouthernSun U.S. Equity Fund – Class C shares	2.10%	January 31, 2014

Expenses not expressly assumed by the Advisor under the Advisory Agreement are paid by the Funds ..  Under the terms of the Advisory Agreement, the Funds are responsible for the payment of the following expenses among others: (a) the fees payable to the Advisor, (b) the fees and expenses of Trustees who are not affiliated persons of the Advisor or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Funds and of pricing the Funds’ shares, (d) the charges and expenses of legal counsel and independent accountants for the Funds , (e) brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Funds’ registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Fund who are directors, officers or employees of the Advisor) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

The Advisory Agreement was in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Funds .. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Advisor and the Distributor (as defined under the section entitled (“The Distributor”)) each have adopted codes of ethics (the “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust the Code, the Trustees are permitted to invest in securities that may also be purchased by the Funds ..

In addition, the Code, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the S EC and in other public communications made by the Funds ; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds and its shareholders.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Funds , including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Advisor’s interests and the Funds’ interests, the Advisor will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Advisor will abstain from voting the securities held by that client’s account. A copy of the Advisor's proxy voting policies is attached hereto as Appendix B.

More information. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at 1-866-672-3863 and (2) on the U.S. SEC’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, (the “Distributor”) located at 17605 Wright Street, Omaha, Nebraska 68130 serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The offering of the Funds’ shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Funds .. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Funds during the fiscal year ended September 30, 2012:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
SouthernSun Small Cap Fund	$0	$0	$0	$0
SouthernSun U.S. Equity Fund	$0	$0	$0	$0

The Distributor also receives 12b-1 fees from each Fund as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan for each Fund’s Investor Class and SouthernSun U.S. Equity’s Class C shares (the “Rule 12b-1 Plan”) pursuant to appropriate resolutions of the Trustees of the Trust and in accordance with the requirements of Rule 12b-1 promulgated under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. The Rule 12b-1 Plan permits the Funds to finance certain activities, which are primarily intended to sell the Funds’ shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the Rule 12b-1 Plan were incurred within the preceding 12 months and accrued while the Rule 12b-1 Plan was in effect. The Rule 12b-1 Plan was adopted to facilitate the sale of a sufficient number of shares to allow the Funds to achieve economic viability.

The Rule 12b-1 Plan provides that the Funds will pay a fee to the Distributor at an annual rate of up to 0.25% and 1.00%, respectively of that Fund’s average daily net assets attributable to Investor Class and Class C shares. The fee is for the Investor Class shareholder servicing and distribution-related activities. Up to 0.75% of the fee paid by Class C is for distribution related activities and the remainder is for shareholder servicing.   The Distributor may waive 12b-1 Plan fees at its discretion and may discontinue the waivers at any time.

Activities covered by the Rule 12b-1 Plan include:

(1) the advertising and marketing of shares of the Funds ;

(2) preparing, printing and distributing prospectuses and sales literature to prospective stockholders, brokers or administrators;

(3) implementing and operating the Rule 12b-1 Plan; and

(4) payments to brokers, financial institutions and financial intermediaries (“Intermediaries”) with respect to the Funds’ shareholder accounts to which the Intermediaries have rendered distribution assistance or other services.

During the fiscal year ended September 30, 2012 the SouthernSun Small Cap Fund’s Investor Class shares paid $ 465,603 and SouthernSun U.S. Equity Fund paid $801 in distribution related fees pursuant to the Rule 12b-1 Plan.   For the fiscal year indicated below, the Fund incurred the following allocated distribution expenses:

Actual 12b-1 Expenditures Paid by the Funds

 Shares During the Fiscal Year Ended September 30, 2012

	SouthernSun Small Cap Fund	SouthernSun U.S. Equity Fund
	Total Dollars Allocated
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$57,210	$19
Payment to dealers	$107,621	$680
Compensation to sales personnel	None	None
Other	$300,772	$102
Total	$465,603	$801

The Distributor is required to report in writing to the Board, at least quarterly, on the amounts and purpose of any payment made under the Rule 12b-1 Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Trustees to make an informed determination of whether the Rule 12b-1 Plan should be continued.

The initial term of the Rule 12b-1 Plan was one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan and Agreement may be terminated at any time by the Trust or the Funds by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Funds .. The Rule 12b-1 Plan will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Funds , unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Funds at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Funds ; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGER

Michael W. Cook, Sr. is the portfolio manager of the Funds and is responsible for the day-to-day management of the Funds ..  As of December 31, 2012, Mr. Cook, Sr. was responsible for the management of the following types of accounts in addition to the Funds:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Michael W. Cook, Sr.
Registered Investment Companies	4	$583,359,096	N/A	N/A
Other Pooled Investment Vehicles	4	$55,642,123	1	$3,294,791.59
Other Accounts	1,987	$1,977,063,539	N/A	N/A

Conflicts of Interest

As indicated in the table above, the portfolio manager may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds , or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Funds .. The Adviser have adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Compensation

Mr. Cook, Sr. receives a fixed salary, retirement plan and other fringe benefit arrangements from SouthernSun in addition to his indirect ownership interest in SouthernSun.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in the Funds as of September 30, 2012:

Small Cap Fund

Name of Portfolio Manager	Dollar Range of Equity Securities in the Predecessor Fund
Michael W. Cook	$100-001-$500,000

U.S. Equity Fund

Name of Portfolio Manager	Dollar Range of Equity Securities in the Predecessor Fund
Michael W. Cook	$100-001-$500,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the portfolio manager .. The Advisor is authorized by the Trustees to allocate the orders placed by it on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Advisor for the Funds’ use. Such allocation is to be in such amounts and proportions as the Advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Funds on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds .. In allocating portfolio brokerage, the Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor exercises investment discretion. Some of the services received as the result of each Funds transactions may primarily benefit accounts other than the Funds’ , while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds ..

For the fiscal period ended September 30, 2010, the SouthernSun Small Cap Fund paid brokerage commissions of $48,769.  For the fiscal period ended September 30, 2011, the SouthernSun Small Cap Fund paid brokerage commissions of $124,215. For the fiscal year ended September 30, 2012, the SouthernSun Small Cap Fund paid brokerage commissions of $257,573 and the SouthernSun U.S. Equity Fund paid brokerage commissions of $9,098.

PORTFOLIO TURNOVER

The Funds’ portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Funds during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds .. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

For the fiscal year ended September 30, 2010, the SouthernSun Small Cap Fund’s portfolio turnover rate was 28%. For the fiscal year ended September 30, 2011, the SouthernSun Small Cap Fund’s portfolio turnover rate was 38%. For the fiscal year ended September 30, 2012, the SouthernSun Small Cap Fund’s portfolio turnover rate was 31% and the SouthernSun U.S. Equity Fund’s portfolio turnover rate was 49%.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC, (“GFS”), which has its principal office at 80 Arkay Drive , Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Funds and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Funds .. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on July 1, 2009 will remain in effect for an initial term of two years from the applicable effective date for the Funds , and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Fund s by GFS, each Fund pays GFS a fee equal to the greater of a minimum fee of $20,000 or 0.03% on the first $100 million of net assets, 0.02% on the next $300 million of net assets and 0.01% on net assets greater than $400 million. The Fund also pays GFS for any out-of-pocket expenses. During the fiscal year ended September 30, 2010, the SouthernSun Small Cap Fund paid $39,714 for administrative fees.  During the fiscal year ended September 30, 2011, the SouthernSun Small Cap Fund paid $53,416 for administrative fees.  During the fiscal year ended September 30, 2012, the SouthernSun Small Cap Fund paid $85,552 and the SouthernSun U.S. Equity Fund paid $11,942 in administrative fees.

GFS also provides the Fund s with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Fund s under the Agreement, each Fund pays the GFS a fee equal to a base annual fee of $25,000 plus or 0.0125% on net assets of $200 million and 0.0075% on net assets greater than $500 million. The Fund also pays the GFS for any out-of-pocket expenses.   During the fiscal year ended September 30, 2010, the SouthernSun Small Cap Fund paid $26,601 for fund accounting fees. During the fiscal year ended September 30, 2011, the SouthernSun Small Cap Fund paid $36,910 for fund accounting fees. During the fiscal year ended September 30, 2012, the SouthernSun Small Cap Fund paid $51,134 and the SouthernSun U.S. Equity Fund paid $16,530 in fund accounting fees.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For such services rendered to the Fund s under the Agreement, each Fund pays GFS a transfer agent fee equal to a minimum fee of $15,000 or $14 per account. The Fund also pays the GFS for any out-of-pocket expenses.   During the fiscal year ended September 30, 2010, the SouthernSun Small Cap Fund paid $44,483 for transfer agency fees. During the fiscal year ended September 30, 2011, the SouthernSun Small Cap Fund paid $52,565 for transfer agency fees. During the fiscal year ended September 30, 2012, the SouthernSun Small Cap Fund paid $96,235 and the SouthernSun U.S. Equity Fund paid $23,224 in transfer agency fees.

Custodian

Bank of New York Mellon (“BONY” or the “Custodian”), One Wall Street, 25th Floor, New York, New York 10286, serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between BONY and the Trust on behalf of the Funds ..  BONY’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, BONY also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

GFS serves as “Custody Administrator” under the Funds’ Custody Agreement with BNY, and receives a share of the fees paid to the Custodian for performing certain administrative tasks normally performed by the Custodian, as well as certain enhanced reporting in connection with these functions.  For these services, GFS receives a share of the asset-based custody fee as well as a portion of certain transaction fees paid under the Custody Agreement.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), 4020 South 147th Street, Omaha, NE 68137, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.   For the fiscal year ended September 30, 2010, the SouthernSun Small Cap Fund paid $15,201 in compliance service fees. For the fiscal year ended September 30, 2011, the SouthernSun Small Cap Fund paid $17,426 in compliance service fees. During the fiscal year ended September 30, 2012, the SouthernSun Small Cap Fund paid $22,091 and the SouthernSun U.S. Equity Fund paid $418 in compliance service fees, respectively.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share, on a class-specific basis, has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Funds’ Board of Trustees. The Program provides for the development of policies, procedures and internal controls reasonable designed to prevent money maundering, the designation of an anti-money laundering compliance officers who are responsible for implementing and monitoring the Program, ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," NAV of the Funds’ shares is determined by dividing the total value of the Funds’ portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Funds ..

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Each Fund ’s shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this proces and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process ..  This team is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations ..  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to FAS 157.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Funds with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the adviser (or sub-adviser) or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination ..  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays : New Year's Day, Martin Luther King, Jr. Day, President s ’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share. In its sole discretion, the Funds may accept securities as payment for the purchase of each Fund’s shares.

Redemption of Shares

The Funds will redeem all or any portion of a shareholder's shares of the Funds when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Funds ..

The Funds have each qualified and intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on its net investment income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Funds. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Funds intend to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of the Funds unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Funds must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Funds’ assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Funds’ assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Funds control and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Funds fail to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Funds would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Funds generally would not be liable for income tax on the Funds’ net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Funds’ net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Funds ..

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Funds’ ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Funds during the preceding calendar year. Under ordinary circumstances, the Funds expect to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of a Fund’s shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Funds are notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds , the Funds’ transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Funds , defer losses to the Funds , cause adjustments in the holding periods of the Funds’ securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Funds’ hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Funds’ book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Funds’ remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Funds’ book income is less than taxable income, the Funds could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Funds in certain "passive foreign investment companies" ("PFICs") could subject the Funds to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to treat a PFIC as a "qualified electing fund" ("QEF"), in which case the Funds will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Funds also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Funds’ taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Funds to avoid taxation. Making either of these elections therefore may require the Funds to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Funds’ total return.

Foreign Currency Transactions

The Funds’ transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by a Fund .. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Funds may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Funds will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of a Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103, as their independent registered public accounting firm for the current fiscal year.  The firm provides services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700 Columbus, Ohio 43215 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Funds for the fiscal period ended September 30, 2012.  You can obtain a copy of the Annual Report without charge by calling the Funds at 1-866-672-3863.

APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

Pursuant to Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 as amended (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, SouthernSun Asset Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

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RESPONSIBILITY

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The Investment Team has the responsibility for the implementation and monitoring of our proxy voting policy, practices, and disclosures, including outlining our voting guidelines in our procedures.

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The Operations Team has the record keeping responsibilities for retaining all proxy-related documents.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability ..  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests ..  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency ..  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from company management on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.  As advisor to the SouthernSun Funds (the “Funds”), each a series of the Northern Lights Fund Trust (the “Trust”), we will vote proxies of the Funds solely in the interest of its shareholders.  We will not subordinate the interests of the Funds to any unrelated objectives.  We will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

SouthernSun utilizes Broadridge Proxy Edge in order to access web based proxy voting and meeting information to assist in the administration of the voting process. In addition, we use the Broadridge Integrated Recommendations to provide vote recommendations for proxy votes, which we may utilize in our research process to assist the overall decision process on proxy votes.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. When a conflict is identified as material, SouthernSun will disclose the conflict to the affected client, whether it is a private account client or the Board of Trustees for the Northern Lights Fund Trust of which the SouthernSun Small Cap Fund is a member. Upon contact, SouthernSun will then either vote in accordance with the client specific instructions or obtain permission to vote, as usual, in the best interest of shareholders. If SouthernSun is unable to contact the client, Broadridge may be consulted. The documentation will be maintained with the copy of the proxy vote submitted in the proxy file.  We will report to the Board of Trustees of the Trust, on a regular basis but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  We will evaluate board structures on a case-by-case basis.

Approval of Independent Registered Public Accounting Firm

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

3.

Using restricted stock grants instead of options.

4.

Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

1.

Annual option grants that would exceed 2% of outstanding shares.

2.

Ability to issue options with an exercise price below the stock’s current market price.

3.

Automatic share replenishment (“evergreen”) feature.

4.

Authorization to permit the board of directors to materially amend a plan without shareholder approval.

5.

Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we generally support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans which when triggered by a hostile acquisition attempt give shareholders share purchase or sale rights so far out of line with the market as to advantage certain shareholders at the risk of diminution of wealth to the company, also known as poison pills, such measures may tend to entrench current management, which we may consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will maintain records of our proxy voting and any document created that was material in determining the vote for at least five years (2 years on site.)

INVESTMENT COMPANY ISSUES

Proposal

The Funds may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is our policy to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are placed in a file maintained by our Director of Operations for future reference.

Review

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The Board of Trustees of the Trust will conduct an annual review of the past year’s proxy voting as well as the guidelines established for proxy voting. Documentation will be maintained of this review.  A report setting forth the results of this review will be maintained by the Board of Trustees.

SEC Filings

We will file Form N-PX containing each Fund’s complete proxy voting record for the twelve-month period ended June 30 with the SEC by August 31 of each year.  We will file these Proxy Voting Policies and Procedures in the Funds’ Registration Statement.

PROCEDURES

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SouthernSun has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

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Voting

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All employees will forward any proxy materials received on behalf of clients to the Operations Team.

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The Operations Team will determine which client accounts hold the security to which the proxy relates;

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Absent material conflicts, the Investment Team will determine how SouthernSun should vote the proxy in accordance with applicable voting guidelines and then complete the proxy.  The Operations Team in conjunction with a proxy voting service will tabulate all custodial records and electronically send the vote into the company.

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Disclosure

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SouthernSun will provide conspicuously displayed information in its Disclosure Document (ADV Part 2) summarizing our proxy voting policy and procedures, including a statement that clients may request information regarding how SouthernSun voted a client’s proxies, and that clients may request a copy of our policies and procedures.

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The Operations Team will also send a copy of our policy to all new clients.

Client Requests for Information

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All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Operations Team.

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In response to any request the Operations Team will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how SouthernSun voted the client’s proxy with respect to each proposal about which client inquired.

Records Retention

We will maintain the following records:

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Copies of all policies and procedures written

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A copy of each proxy statement received

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A record of each vote cast

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A copy of any document created that was material to making a decision how to vote proxies or that memorializes the basis for that decision.

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Copy of each written request for voting information

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Copy of each written response to oral/written request

OTHER

Client and Other Information

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling (901) 333-6980.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

When proxies have not been received on behalf of a client, we will make reasonable efforts to obtain missing proxies. In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities. In the event that a client has additional securities that we do not manage in a particular account, SouthernSun will provide the proxy voting information directly to the client so that they can vote the proxy personally.

 Northern Lights Fund Trust

PART C

OTHER INFORMATION

ITEM 28.

EXHIBITS.

(a)(1)

Agreement and Declaration of Trust dated January 19, 2005, as amended December 14, 2009 previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference.

(a)(2)

Certificate of Trust as filed with the State of Delaware on January 19, 2005. Previously filed on February 18, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(b)

By-Laws, effective as of January 19, 2005, as amended December 14, 2009, previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(c)

Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)

Investment Advisory Agreement between the Registrant, with respect to the Adaptive Allocation Fund (previously known as Critical Math Fund), and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(d)(2)

Investment Advisory Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(d)(3)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to the Arrow DWA Balanced Fund and Arrow DWA Tactical Fund, previously filed on June 2, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 45, and hereby incorporated by reference. Updated Investment Advisory Agreement to include Arrow DWA Systematic RS Fund to be filed by amendment.

(d)(4)

Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Balanced Fund, is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(d)(5)

Investment Advisory Agreement between the Registrant, with respect to the Autopilot Managed Growth Fund, and Rhoads Lucca Capital Partners, LP, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(6)

Investment Advisory Agreement between the Registrant, with respect to the Changing Parameters Fund, and Changing Parameters, LLC, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(7)

Investment Advisory Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc., previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(d)(8)

Investment Advisory Agreement between the Registrant, with respect to Gratio Values Fund, and Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.

(d)(9)

Investment Advisory Agreement between the Registrant, with respect to Arrow Alternative Solutions Fund, and Arrow Investment Advisors, LLC, previously filed on July 31, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 27, and hereby incorporated by reference.

(d)(10)

Investment Advisory Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(d)(11)

Investment Advisory Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund) previously filed on November 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 72, and hereby incorporated by reference.

(d)(12)

Investment Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Tactical Fund, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(13)

Investment Advisory Agreement between the Registrant, with respect to EAS Alternatives Fund, EAS Trademark Capital Global Fund and Emerald Asset Advisors, LLC, previously filed on March 7, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 229, and hereby incorporated by reference.

(d)(14)

Investment Advisory Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(15)

Investment Advisory Agreement between the Registrant, with respect to EM Capital India Gateway Fund and EM Capital Management, LLC, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(d)(16)

Investment Advisory Agreement between the Registrant, with respect to the MutualHedge Event Driven Legends Fund and MutualHedge Long-Short Legends Fund, and Equinox Fund Management, LLC, previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.

(d)(17)

Investment Advisory Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and Three G Financial, LLC, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(d)(18)

Investment Advisory Agreement between the Registrant, with respect to the Wade Tactical L/S Fund and Wade Financial Group, previously filed on November 28, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 436, and hereby incorporated by reference.

(d)(19)

Form of Investment Advisory Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund, previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(d)(20)

Investment Advisory Agreement between the Registrant, with respect to the Toews Hedged Emerging Markets Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 87, and hereby incorporated by reference.

(d)(21)

Investment Advisory Agreement between the Registrant, with respect to the Leader Short Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(d)(22)	Investment Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Systematic RS Fund to be filed by amendment.
(d)(23)

Investment Advisory Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc., previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(d)(24)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Anchor Capital Management Group, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(25)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Traub Capital Management, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(26)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Heritage Capital, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(27)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Scotia Partners, Ltd., with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(28)

Investment Advisory Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(29)

Investment Advisory Agreement between the Registrant, with respect to The Currency Strategies Fund and Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(d)(30)

Investment Advisory Agreement between Bull Path Capital Management LLC and the Registrant, with respect to The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(d)(31)

Investment Advisory Agreement between Summit Portfolio Advisors, LLC and the Registrant, with respect to The Collar Fund previously filed on May 11, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 85, and hereby incorporated by reference.

(d)(32)

Investment Advisory Agreement between Montebello Partners, LLC and the Registrant, with respect to the GMG Defensive Beta Fund previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(33)

Investment Advisory Agreement between Chariot Advisors, LLC and the Registrant, with respect to the Chariot Absolute Return Currency Fund previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(d)(34)

Investment Sub-Advisory Agreement between Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company, LLC) and Advanced Investment Partners, LLC, with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund) previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(35)

Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Bond Asset Allocation Fund previously filed on July 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 94, and hereby incorporated by reference.

(d)(36)

Investment Advisory Agreement between Astor Asset Management, LLC and the Registrant, with respect to the Astor Long/Short Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(d)(37)

Investment Advisory Agreement between Rady Asset Management, LLC and the Registrant, with respect to the Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(d)(38)

Investment Advisory Agreement between Lacerte Capital Advisors, LLC and the Registrant, with respect to The Guardian Fund previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(d)(39)

Investment Advisory Agreement between Equinox Fund Management, LLC and the Registrant, with respect to MutualHedge Frontier Legends Fund previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(d)(40)

Interim Investment Advisory Agreement between Winans International Investment Management, Inc. and the Registrant, with respect to Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(d)(41)

Investment Advisory Agreement between WI Mutual Funds, LLC and the Registrant, with respect to Winans Long/Short Fund previously filed on November 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(d)(42)

Investment Sub-Advisory Agreement between WI Mutual Funds, LLC and Winans International, Inc., with respect to Winans Long/Short Fund previously filed on November 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(d)(43)

Investment Advisory Agreement between Investment Partners Asset Management, Inc. and the Registrant, with respect to Investment Partners Opportunities Fund previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(d)(44)

Sub-Advisory Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and FocusPoint Solutions, Inc. previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(45)

Investment Advisory Agreement between Biondo Investment Advisors, LLC and the Registrant, with respect to The Biondo Focus Fund previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(46)

Investment Advisory Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund previously filed on June 4, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 156, and hereby incorporated by reference.

(d)(47)

Investment Advisory Agreement between Strategic Investing Funds, LLC and the Registrant, with respect to the Strategic Investing Long/Short Fund previously filed on January 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(d)(48)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow Managed Futures Trend Fund previously filed on April 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 146, and hereby incorporated by reference.

(d)(49)

Investment Advisory Agreement between Capstone Investment Financial Group, Inc. and the Registrant, with respect to CIFG MaxBalancedSM Fund previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(d)(50)

Sub-Advisory Agreement between Capstone Investment Financial Group, Inc and Dunn Warren Investment Advisors, LLC, with respect to the CIFG MaxBalancedSM Fund previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(d)(51)

Investment Advisory Agreement between Mount Yale Asset Management, LLC and the Registrant, with respect to Princeton Futures Strategy Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(d)(52)

Sub-Advisory Agreement between Mount Yale Asset Management, LLC and 6800 Capital, LLC, with respect to the Princeton Futures Strategy Fund previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference

(d)(53)

Sub-Advisory Agreement between Mount Yale Asset Management, LLC and Congress Asset Management Company, LLP, with respect to the Princeton Futures Strategy Fund previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference.

(d)(54)

Investment Advisory Agreement between Chadwick & D’Amato, LLC and the Registrant, with respect to Chadwick & D’Amato Fund previously filed on June 10, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 157, and hereby incorporated by reference.

(d)(55)

Investment Advisory Agreement between 13D Management, LLC and the Registrant, with respect to 13D Activist Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.

(d)(56)

Investment Advisory Agreement between Capstone Investment Financial Group, Inc. and the Registrant, with respect to CIFG MaxOppSM Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(d)(57)

Sub-Advisory Agreement between Capstone Investment Financial Group, Inc and Dunn Warren Investment Advisors, LLC, with respect to the CIFG MaxOppSM Fund previously filed on July 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 167, and hereby incorporated by reference.

(d)(58)

Investment Advisory Agreement between Leader Capital Corp. and the Registrant, with respect to Leader Total Return Fund previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(d)(59)

Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Managed Futures Strategy Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(60)

Investment Sub-Advisory Agreement between Altegris Advisors, LLC and Rodney Square Management Corporation, with respect to Altegris Managed Futures Strategy Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference

(d)(61)

Investment Advisory Agreement between W.E. Donoghue & Co., Inc. and the Registrant, with respect to Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(62)

Investment Advisory Agreement between Portfolio Strategies, Inc. and the Registrant, with respect to PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(63)

Investment Advisory Agreement between RAM Capital Management, LLC and the Registrant, with respect to RAM Risk-Managed Growth Fund previously filed on July 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 166, and hereby incorporated by reference

(d)(64)

Investment Advisory Agreement between Gratio Capital, Inc. and the Registrant, with respect to GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(d)(65)

Investment Advisory Agreement between Bishop Asset Management, LLC and the Registrant, with respect to Bishop Volatility Flex Fund is previously filed on October 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 180, and hereby incorporated by reference.

(d)(66)

Investment Advisory Agreement between CWC Advisors, LLC and the Registrant, with respect to CWC Small Cap Aggressive Value Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(d)(67)

Investment Advisory Agreement between Traub Capital Management, LLC and the Registrant, with respect to The FX Strategy Fund previously filed on January 20, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 201, and hereby incorporated by reference.

(d)(68)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow Commodity Strategy Fund was previously filed on June 10, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 272, and hereby incorporated by reference.

(d)(69)

Investment Advisory Agreement between BBW Capital Advisors and the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(d)(70)

Investment Sub-Advisory Agreement between BBW Capital Advisors and Loomis, Sayles & Company, L.P., with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(d)(71)

Investment Advisory Agreement between 7Twelve Advisors, LLC, and the Registrant, with respect to 7Twelve Balanced Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(d)(72)

Investment Advisory Agreement between Bandon Capital Management, LLC, and the Registrant, with respect to Bandon Isolated Alpha Fixed Income Fund previously filed on December 3, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 189, and hereby incorporated by reference.

(d)(73)

Sub-Advisory Agreement between Bandon Capital Management, LLC and Dix Hills Partners, LLC, with respect to the Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(d)(74)

Sub-Advisory Agreement between Bandon Capital Management, LLC and Logan Circle Partners, L.P. with respect to the Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(d)(75)

Investment Advisory Agreement between Beech Hill Advisors, Inc., and the Registrant, with respect to Beech Hill Total Return Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(d)(76)

Investment Advisory Agreement between Clark Capital Management Group, Inc., and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(d)(77)

Investment Advisory Agreement between Tatro Capital, LLC, and the Registrant, with respect to Tatro Capital Tactical Appreciation Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(d)(78)

Investment Advisory Agreement between Knollwood Investment Advisors, LLC, and the Registrant, with respect to Grant Park Managed Futures Strategy Fund previously filed on March 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 226, and hereby incorporated by reference.

(d)(79)

Investment Advisory Agreement between GPS Capital Management, LLC, and the Registrant, with respect to GPS Multiple Strategy Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(80)

Investment Advisory Agreement between Risk Paradigm Group, LLC, and the Registrant, with respect to Diversified Risk Parity Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(81)

Investment Advisory Agreement between Genesis Capital LLC, and the Registrant, with respect to SCA Absolute Return Fund and SCA Directional Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(82)

Form of Investment Advisory Agreement between Avant Capital Management, LLC, and the Registrant, with respect to Avant Gold Bullion Strategy Fund previously filed on November 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 327, and hereby incorporated by reference.

(d)(83)	Sub-Advisory Agreement between Emerald Asset Advisors, LLC and CWM, LLC with respect to the EAS Funds to be filed by amendment.
(d)(84)

Form of Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(d)(85)

Investment Advisory Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Strategic Income Fund previously filed on May 27, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 261, and hereby incorporated by reference.

(d)(86)

Investment Advisory Agreement between Brinton Eaton Associates, Inc. and the Registrant, with respect to The Giralda Fund previously filed on May 4, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 245, and hereby incorporated by reference.

(d)(87)

Form of Investment Advisory Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.

(d)(88)

Investment Advisory Agreement between Mosaic Capital Management, LLC and the Registrant, with respect to Mosaic Managed Futures Strategy Fund previously filed on June 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 264, and hereby incorporated by reference.

(d)(89)

Form of Investment Advisory Agreement between Fusion Investment Group, LLC and the Registrant, with respect to Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 255, and hereby incorporated by reference.

(d)(90)

Form of Investment Advisory Agreement between Astor Asset Management, LLC and the Registrant, with respect to Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(d)(91)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and American Independence Financial Services, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(d)(92)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Howard Capital Management, Inc. with respect to CMG Absolute Return Strategies Fund previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(d)(93)

Form of Investment Advisory Agreement between Altrius Institutional Asset Management, LLC and the Registrant, with respect to Altrius Small Cap Value Fund previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(d)(94)

Form of Investment Advisory Agreement between Ascendant Advisors, LLC and the Registrant, with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Natural Resources Master Fund, Ascendant MultiCap Equity Fund and Patriot Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(d)(95)

Investment Advisory Agreement between Winch Advisory Services, LLC and the Registrant, with respect to Ginkgo Multi-Strategy Fund previously filed on July 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 282, and hereby incorporated by reference.

(d)(96)

Form of Investment Advisory Agreement between Absolute Private Wealth Management LLC and the Registrant, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(d)(97)

Form of Investment Sub-Advisory Agreement between Absolute Private Wealth Management LLC and Horizon Cash Management LLC, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(d)(98)

Form of Investment Advisory Agreement between Peregrine Capital Advisors, Inc. and the Registrant, with respect to Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(d)(99)

Investment Advisory Agreement between Triex Financial Services, Inc. and the Registrant, with respect to Triex Long/Short Fund previously filed on July 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 289, and hereby incorporated by reference.

(d)(100)	Investment Advisory Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged Commodities Fund to be filed by amendment.
(d)(101)

Form of Investment Advisory Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant Gold Coin Strategy Fund previously filed on October 18, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 317, and hereby incorporated by reference.

(d)(102)

Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Futures Evolution Strategy Fund previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(d)(103)

Investment Sub-Advisory Agreement between Altegris Advisors, LLC and Doubleline Capital LP, with respect to Altegris Futures Evolution Strategy Fund previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(d)(104)

Investment Advisory Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to RPG Emerging Market Premium Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(d)(105)

Form of Investment Sub-Advisory Agreement between Risk Paradigm Group, LLC and F-Squared Institutional Advisors, LLC, with respect to RPG Emerging Market Premium Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(d)(106)

Interim Investment Advisory Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to The Long-Short Fund previously filed on September 2, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 304, and hereby incorporated by reference.

(d)(107)

Form of Investment Advisory Agreement between Rady Asset Management, LLC and the Registrant, with respect to the Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 344, and hereby incorporated by reference.

(d)(108)

Investment Advisory Agreement between Ascendant Advisors, LLC and the Registrant, with respect to the Patriot Fund previously filed on January 9, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 346, and hereby incorporated by reference.

(d)(109)

Investment Advisory Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to the PTA Comprehensive Alternatives Fund previously filed on November 25, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 336, and hereby incorporated by reference.

(d)(110)

Investment Advisory Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Tactical Equity Strategy Fund previously filed on March 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 363, and hereby incorporated by reference.

(d)(111)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Scotia Partners, LLC, with respect to the CMG Tactical Equity Strategy Fund previously filed on March 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 363, and hereby incorporated by reference.

(d)(112)

Form of Investment Advisory Agreement between Altegris Advisors, L.L.C. and the Registrant, with respect to Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 368, and hereby incorporated by reference.

(d)(113)

Form of Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Harvest Capital Strategies, LLC, with respect to the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 368, and hereby incorporated by reference.

(d)(114)

Form of Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and OMT Capital Management LLC, with respect to the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 369, and hereby incorporated by reference.

(d)(115)

Investment Advisory Agreement between Wright Fund Management, LLC and the Registrant, with respect to the Sierra Strategic Income Fund previously filed on December 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 343, and hereby incorporated by reference.

(d)(116)

Form of Investment Advisory Agreement between Princeton Fund Advisors, LLC, Eagle Global Advisors, LLC and the Registrant, with respect to the Eagle MLP Strategy Fund previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference.

(d)(117)

Form of Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Visium Asset Management LP, with respect to the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 369, and hereby incorporated by reference.

(d)(118)

Form of Investment Advisory Agreement between Princeton Fund Advisors, LLC and the Registrant, with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(119)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Sandalwood Securities, Inc., with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(120)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Deer Park Road Corporation, with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(121)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Acuity Capital Management, LLC, with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(122)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and MidOcean Credit Fund Management, L.P., with respect to the Sandalwood Opportunity previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(123)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Whippoorwill Associates, Inc., with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(124)

Form of Investment Advisory Agreement between Altegris Advisors, L.L.C. and the Registrant, with respect to Altegris Fixed Income Long Short Fund previously filed on December 18, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 445, and hereby incorporated by reference.

(d)(125)

Form of Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and RockView Management, LLC, with respect to the Altegris Fixed Income Long Short Fund previously filed on December 18, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 445, and hereby incorporated by reference..

(d)(126)

Form of Investment Advisory Agreement between The Pacific Financial Group, Inc. and the Registrant, with respect to the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund previously filed on December 31, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 447, and hereby incorporated by reference...

(d)(127)	Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to the Altegris Multi-Strategy Alternative Fund to be filed by amendment.
(d)(128)	Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Diversified Income Fund to be filed by amendment.
(d)(129)	Investment Advisory Agreement between CMG Capital Management Group, Inc.. and the Registrant, with respect to the CMG Global Equity Fund to be filed by amendment.
(d)(130)	Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Alpha Simplex Group, LLC, with respect to the CMG Global Equity Fund to be filed by amendment.
(e)(1)

Underwriting Agreement between the Registrant and Northern Lights Distributors LLC, previously filed on December 18, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 445, and hereby incorporated by reference.

(e)(2)

Underwriting Agreement between the Registrant and Foreside Distribution Services, LP with respect to The Leader Short-Term Bond Fund, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts - NONE
(g)(1)

Custody Agreement between the Registrant and The Bank of New York Mellon, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(g)(2)

Custody Agreement between the Registrant and the First National Bank of Omaha is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(g)(3)

Custody Agreement between the Registrant and Union Bank, N.A., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(g)(4)

Custody Agreement between the Registrant and Fifth Third Bank, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(g)(5)

Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A. previously filed on August 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 302, and hereby incorporated by reference.

(h)(1)

Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(2)

Administration Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(3)

Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(4)

Expense Limitation Agreement between the Registrant, with respect to the Adaptive Allocation Fund (previously known as Critical Math Fund), and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(h)(5)

Expense Limitation Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(h)(6)

Expense Limitation Agreement between the Registrant, with respect to the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) and Capital Group, Inc. (D.B.A. Biltmore Investment Group), previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(h)(7)

Expense Limitation Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow DWA Balanced Fund, Arrow DWA Tactical Fund and Arrow Alternative Solutions Fund, previously filed on May 30, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 45, and hereby incorporated by reference. Updated Expense Limitation Agreement to include Arrow DWA Systematic RS Fund previously filed on January 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference. Updated Expense Limitation Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow Commodity Strategy Fund previously filed on October 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 314 and hereby incorporated by reference.

(h)(8)

Expense Limitation Agreement between the Registrant, with respect to the Autopilot Managed Growth Fund, and Rhoads Lucca Capital Partners, LP previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(h)(9)

Expense Limitation Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc. previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(h)(10)

Expense Limitation Agreement between the Registrant, with respect to The Gratio Values Fund, and Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.

(h)(11)

Expense Limitation Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.  Form of revised Expense Limitation Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC previously filed on June 1, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 380, and hereby incorporated by reference.

(h)(12)

Custody Administration Agreement between Registrant and the Administrator, with respect to certain Funds of the Trust that use First National Bank of Omaha as Custodian, is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(h)(13)

Expense Limitation Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund)  previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(14)

Advisory Fee Waiver Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund) was previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(15)

Expense Limitation Agreement between the Registrant, with respect EAS Alternatives Fund and Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(h)(16)

Expense Limitation Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(h)(17)

Expense Limitation Agreement between the Registrant, with respect to EM Capital India Gateway Fund and EM Capital Management, LLC, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(h)(18)

Expense Limitation Agreement between the Registrant, with respect to the MutualHedge Funds and Equinox Fund Management, LLC, previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.

(h)(19)

Expense Limitation Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and Three G Financial, LLC, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(h)(20)

Expense Limitation Agreement between the Registrant, with respect to the Wade Tactical L/S Fund and Wade Financial Group previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(h)(21)	Expense Limitation Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun U. S. Equity Fund is filed herewith.
(h)(22)

Expense Limitation Agreement between the Registrant, with respect to the Toews Hedged Emerging Markets Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 87, and hereby incorporated by reference.

(h)(23)

Expense Limitation Agreement between the Registrant, with respect to Leader Short-Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(h)(24)

Expense Limitation Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc. previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(h)(25)

Expense Limitation Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(h)(26)

Expense Limitation Agreement between the Registrant, with respect to The Currency Strategies Fund and Sarasota Capital Partners, LLC previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(27)

Expense Limitation Agreement between Bull Path Capital Management, LLC and the Registrant, with respect to The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(h)(28)

Expense Limitation Agreement between the Registrant, with respect to the GMG Defensive Beta Fund and Montebello Partners, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(29)

Expense Limitation Agreement between the Registrant, with respect to the Chariot Absolute Return Currency Fund and Chariot Advisors, LLC previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(h)(30)

Expense Limitation Agreement between the Registrant, with respect to the Astor Long/Short Fund and Astor Asset Management, LLC previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by       reference.

(h)(31)

Expense Limitation Agreement between the Registrant, with respect Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) and Rady Asset Management, LLC previously filed on August 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 98, and hereby incorporated by reference.

(h)(32)

Expense Limitation Agreement between the Registrant, with respect to The Guardian Fund and Lacerte Capital Advisors, LLC previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(h)(33)

Expense Limitation Agreement between the Registrant, with respect to MutualHedge Frontier Legends Fund and Equinox Fund Management, LLC previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(34)

Interim Expense Limitation Agreement between the Registrant, with respect to Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(h)(35)

Expense Limitation Agreement between the Registrant, with respect to Investment Partners Opportunities Fund and Investment Partners Asset Management, Inc. previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(36)

Fund Services Agreement between the Registrant and Gemini Fund Services, LLC previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(h)(37)

Expense Limitation Agreement between the Registrant, with respect to Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund and Toews Corporation previously filed on June 4, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 156, and hereby incorporated by reference.

(h)(38)

Interim Expense Limitation Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(h)(39)

Expense Limitation Agreement between the Registrant, with respect to Strategic Investing Long/Short Fund and Strategic Investing Funds, LLC previously filed on January 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(h)(40)

Advisory Fee Waiver Agreement between the Registrant and Summit Portfolio Advisors, LLC with respect to The Collar Fund previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(41)

Expense Limitation Agreement between the Registrant, with respect to CIFG MaxBalancedSM Fund and Capstone Investment Financial Group, Inc previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(h)(42)

Expense Limitation Agreement between the Registrant, with respect to Princeton Futures Strategy Fund and Mount Yale Asset Management, LLC previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference

(h)(43)

Expense Limitation Agreement between the Registrant, with respect to CIFG MaxOppSM Fund and Capstone Investment Financial Group, Inc. previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(h)(44)

Expense Limitation Agreement between the Registrant, with respect to Leader Total Return Fund and Leader Capital Corp. previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(h)(45)

Expense Limitation Agreement between the Registrant, with respect to Altegris Managed Futures Strategy Fund and Altegris Advisors, LLC previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(46)

Expense Limitation Agreement between the Registrant, with respect to Power Income Fund and W.E. Donoghue & Co., Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(h)(47)

Expense Limitation Agreement between the Registrant, with respect to PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(48)

Interim Expense Limitation Agreement between the Registrant, with respect to the SouthernSun Small Cap Fund and SouthernSun Asset Management, Inc., previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(49)

Expense Limitation Agreement between the Registrant, with respect to RAM Risk-Managed Growth Fund previously filed on July 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 166, and hereby incorporated by reference.

(h)(50)

Expense Limitation Agreement between the Registrant, with respect to GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(h)(51)

Expense Limitation Agreement between the Registrant, with respect to Bishop Volatility Flex Fund previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(h)(52)

Expense Limitation Agreement between the Registrant, with respect to CWC Small Cap Aggressive Value Fund is filed previously filed on January 29, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 451, and hereby incorporated by reference.

(h)(53)

Expense Limitation Agreement between the Registrant, with respect to Arrow Commodity Strategy Fund previously filed on June 10, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 272 and hereby incorporated by reference.

(h)(54)

Expense Limitation Agreement between the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 369, and hereby incorporated by reference.

(h)(55)

Expense Limitation Agreement between the Registrant, with respect to 7Twelve Balanced Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(h)(56)

Expense Limitation Agreement between Bandon Capital Management, LLC and the Registrant, with respect to Bandon Isolated Alpha Fixed Income Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(h)(57)

Expense Limitation Agreement between Beech Hill Advisors, Inc. and the Registrant, with respect to Beech Hill Total Return Fund previously filed on January 20, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 201, and hereby incorporated by reference.

(h)(58)

Expense Limitation Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 197, and hereby incorporated by reference.

(h)(59)

Expense Limitation Agreement between Tatro Capital, LLC and the Registrant, with respect to Tatro Capital Tactical Appreciation Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(h)(60)

Expense Limitation Agreement between Knollwood Investment Advisors, LLC and the Registrant, with respect to Grant Park Managed Futures Strategy Fund previously filed on March 9, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 229, and hereby incorporated by reference.

(h)(61)

Expense Limitation Agreement between GPS Capital Management, LLC and the Registrant, with respect to GPS Multiple Strategy Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(h)(62)

Expense Limitation Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to Diversified Risk Parity Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(h)(63)

Expense Limitation Agreement between Genesis Capital LLC and the Registrant, with respect to SCA Absolute Return Fund and SCA Directional Fund previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.

(h)(64)

Form of Expense Limitation Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant Gold Bullion Strategy Fund previously filed on November 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 327, and hereby incorporated by reference.

(h)(65)

Form of Expense Limitation Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(h)(66)

Expense Limitation Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Strategic Income Fund previously filed on May 27, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 261, and hereby incorporated by reference.

(h)(67)

Expense Limitation Agreement between Brinton Eaton Associates, Inc. and the Registrant, with respect to The Giralda Fund previously filed on May 4, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 245, and hereby incorporated by reference.

(h)(68)

Form of Expense Limitation Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.

(h)(69)

Expense Limitation Agreement between Mosaic Capital Management, LLC and the Registrant, with respect to Mosaic Managed Futures Strategy Fund previously filed on June 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 264, and hereby incorporated by reference.

(h)(70)

Form of Expense Limitation Agreement between Fusion Investment Group, LLC and the Registrant, with respect to Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 255, and hereby incorporated by reference.

(h)(71)

Form of Expense Limitation Agreement between Astor Asset Management, LLC and the Registrant, with respect to Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(h)(72)

Form of Expense Limitation Agreement between Altrius Institutional Asset Management, LLC and the Registrant, with respect to Altrius Small Cap Value Fund was previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(h)(73)

Expense Limitation Agreement between Ascendant Advisors, LLC and the Registrant, with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant MultiCap Equity Fund and Patriot Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(h)(74)

Expense Limitation Agreement between Winch Advisory Services, LLC and the Registrant, with respect to Ginkgo Multi-Strategy Fund previously filed on July 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 282, and hereby incorporated by reference.

(h)(75)

Form of Expense Limitation Agreement between Absolute Private Wealth Management LLC and the Registrant, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(h)(76)

Form of Expense Limitation Agreement between Peregrine Capital Advisors, Inc. and the Registrant, with respect to Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(h)(77)

Form of Expense Limitation Agreement between Triex Financial Services, Inc. and the Registrant, with respect to Triex Long/Short Fund previously filed on August 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 300, and hereby incorporated by reference.

(h)(78)	Expense Limitation Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged Commodities Fund to be filed by amendment.
(h)(79)

Form of Expense Limitation Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant Gold Coin Strategy Fund previously filed on October 18, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 317, and hereby incorporated by reference.

(h)(80)

Expense Limitation Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Futures Evolution Strategy Fund was previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(h)(81)

Expense Limitation Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to RPG Emerging Market Premium Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(h)(82)

Interim Expense Limitation Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to The Long-Short Fund was filed previously filed on September 2, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 304, and hereby incorporated by reference.

(h)(83)

Form of Expense Limitation Agreement between Rady Asset Management, LLC and the Registrant, with respect to Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 344, and hereby incorporated by reference.

(h)(84)

Expense Limitation Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to the PTA Comprehensive Alternatives Fund previously filed on November 25, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 336, and hereby incorporated by reference.

(h)(85)

Expense Limitation Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Tactical Equity Strategy Fund previously filed on March 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 363, and hereby incorporated by reference. Form of revised Expense Limitation Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Tactical Equity Strategy Fund previously filed on June 4, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 381, and hereby incorporated by reference..

(h)(86)

Form of Expense Limitation Agreement between Altegris Advisors, L.L.C. and the Registrant, with respect to the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 368, and hereby incorporated by reference.

(h)(87)

Expense Limitation Agreement between Wright Fund Management and the Registrant, with respect to the Sierra Strategic Income Fund previously filed on June 11, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 385, and hereby incorporated by reference.

(h)(88)

Form of Expense Limitation Agreement between Princeton Fund Advisors, LLC, Eagle Global Advisors, LLC and the Registrant, with respect to the Eagle MLP Strategy Fund previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference

(h)(89)

Expense Limitation Agreement between Ascendant Advisors, LLC, with respect to the Ascendant Natural Resources Master Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(h)(89)

Form of Expense Limitation Agreement between Princeton Fund Advisors, LLC, with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(h)(90)

Form of Expense Limitation Agreement between Altegris Advisors, L.L.C., with respect to the Altegris Fixed Income Long Short Fund previously filed on December 18, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 445, and hereby incorporated by reference.

(h)(91)

Form of Expense Limitation Agreement between The Pacific Financial Group, Inc. with respect to the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund previously filed on December 31, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 447, and hereby incorporated by reference.

(h)(92)	Expense Limitation Agreement between Altegris Advisors, LLC with respect to the Altegris Multi-Strategy Alternative Fund to be filed by amendment.
(h)(93)	Expense Limitation Agreement between BTS Asset Management, Inc. with respect to the BTS Diversified Income Fund to be filed by amendment.
(h)(94)	Expense Limitation Agreement between CMG Capital Management Group, Inc.. with respect to the CMG Global Equity Fund to be filed by amendment.
(i)(1)	Opinion previously filed on August 10, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 4026, and hereby incorporated by reference.
(i)(2)	Consent of Counsel is filed herewith.
(j)(1)	Consents of Independent Auditor s are filed herewith.
(j)(2)

Powers of Attorney of Andrew Rogers and Kevin Wolf previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.  Powers of Attorney of Anthony J. Hertl, Michael Miola, L. Merill Bryan, Gary W. Lanzen, Mark Taylor previously filed on April 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 234, and hereby incorporated by reference.  Power of Attorney of John V. Palancia previously filed on January 9, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 346, and hereby incorporated by reference.

(k)	Omitted Financial Statements - Not Applicable.
(l)	Initial Capital Agreements - Not Applicable.
(m)(1)

Rule 12b-1 Plan of the Adaptive Allocation Fund (previously known as Critical Math Fund), previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(m)(2)	Rule 12b-1 Plan of The Biondo Growth Fund, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.
(m)(3)

Rule 12b-1 Plan of the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(m)(4)	Rule 12b-1 Plan of the Arrow DWA Balanced Fund previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.
(m)(5)

Rule 12b-1 Plan of the Autopilot Managed Growth Fund previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(m)(6)

Rule 12b-1 Plan of the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund previously filed on May 10, 2007 in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(m)(7)	Rule 12b-1 Plan of Gratio Values Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(8)

Rule 12b-1 Plan of Investor Class Shares of The Biondo Growth Fund, previously filed on February 1, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 36, and hereby incorporated by reference.

(m)(9)

Rule 12b-1 Plan of Arrow Alternative Solutions Fund, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(m)(10)

Rule 12b-1 Plan of Sierra Core Retirement Fund, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.  Form of revised Rule 12b-1 Plan of Sierra Core Retirement Fund previously filed on June 1, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 380, and hereby incorporated by reference.

(m)(11)	Rule 12b-1 Plan of Arrow DWA Tactical Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(12)	Rule 12b-1 Plan of EAS Alternatives Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(13)	Rule 12b-1 Plan of KCM Macro Trends Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(14)

Rule 12b-1 Plan of EM Capital India Gateway Fund, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(m)(15)

Rule 12b-1 Plan of Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), previously filed on May 22, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 44, and hereby incorporated by reference.

(m)(16)	Rule 12b-1 Plan of MutualHedge Funds previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(17)	Rule 12b-1 Plan of Wade Tactical L/S Fund previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.
(m)(18)	Rule 12b-1 Plan of SouthernSun Small Cap Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(19)	Rule 12b-1 Plan of Leader Short-Term Bond Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(20)	Rule 12b-1 Plan of Arrow DWA Systematic RS Fund to be filed by amendment.
(m)(21)

Rule 12b-1 Plan of Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund) previously filed on November 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 72, and hereby incorporated by reference.

(m)(22)

Form of Rule 12b-1 Plan of SouthernSun U.S. Equity Fund previously filed on July 22, 2011, to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(m)(23)

Rule 12b-1 Plan of CMG Absolute Return Strategies Fund previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(m)(24)

Rule 12b-1 Plan of Incline Capital Smart Switch Fund previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(m)(25)	Rule 12b-1 Plan of The Currency Strategies Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.
(m)(26)

Rule 12b-1 Plan of The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(m)(27)	Rule 12b-1 Plan of GMG Defensive Beta Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.
(m)(28)

Rule 12b-1 Plan of Chariot Absolute Return Currency Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(m)(29)

Rule 12b-1 Plan of BTS Bond Asset Allocation Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(m)(30)	Rule 12b-1 Plan of Astor Long/Short Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.
(m)(31)

Rule 12b-1 Plan of Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109 and hereby incorporated by reference.

(m)(32)	Rule 12b-1 Plan of The Guardian Fund previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.
(m)(33)

Rule 12b-1 Plan of MutualHedge Frontier Legends Fund previously filed on January 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(m)(34)

Rule 12b-1 Plan of Investment Partners Opportunities Fund previously filed on November 16, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 112, and hereby incorporated by reference.

(m)(35)	Rule 12b-1 Plan of The Biondo Focus Fund previously filed on January 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.
(m)(36)

Rule 12b-1 Plan of Generations Multi-Strategy Fund, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(m)(37)

Rule 12b-1 Plan of Strategic Investing Long/Short Fund previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(m)(38)

Rule 12b-1 Plan of Arrow Managed Futures Trend Fund previously filed on April 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 148 and hereby incorporated by reference.

(m)(39)	Rule 12b-1 Plan of CIFG MaxBalancedSM Fund previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.
(m)(40)

Rule 12b-1 Plan of Princeton Futures Strategy Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(m)(41)	Rule 12b-1 Plan of Chadwick & D’Amato Fund previously filed on June 10, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 157, and hereby incorporated by reference.
(m)(42)	Rule 12b-1 Plan of 13D Activist Fund previously filed on February 3, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 355, and hereby incorporated by reference.
(m)(43)	Rule 12b-1 Plan of CIFG MaxOppSM Fund previously filed on July 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 167, and hereby incorporated by reference.
(m)(44)	Rule 12b-1 Plan of Leader Total Return Fund previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(m)(45)

Rule 12b-1 Plan of Altegris Managed Futures Strategy Fund previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(m)(46)	Rule 12b-1 Plan of Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.
(m)(47)

Rule 12b-1 Plan of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(m)(48)

Rule 12b-1 Plan of RAM Risk-Managed Growth Fund previously filed on September 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 179, and hereby incorporated by reference.

(m)(49)

Rule 12b-1 Plan of GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(m)(50)

Rule 12b-1 Plan of Bishop Volatility Flex Fund previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(m)(51)

Rule 12b-1 Plan of CWC Small Cap Aggressive Value Fund previously filed on December 3, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 189, and hereby incorporated by reference.

(m)(52)	Rule 12b-1 Plan of The FX Strategy Fund previously filed on January 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 204, and hereby incorporated by reference.
(m)(53)

Rule 12b-1 Plan of Arrow Commodity Strategy Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(m)(54)	Rule 12b-1 Plan of 7Twelve Balanced Fund previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.
(m)(54)

Rule 12b-1 Plan of Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(m)(56)

Rule 12b-1 Plan of Beech Hill Total Return Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 197, and hereby incorporated by reference.

(m)(57)

Rule 12b-1 Plan of Navigator Equity Hedged Fund previously filed on January 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 199, and hereby incorporated by reference.

(m)(57)

Rule 12b-1 Plan of Tatro Capital Tactical Appreciation Fund previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(m)(59)

Rule 12b-1 Plan of Grant Park Managed Futures Strategy Fund previously filed on March 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 227, and hereby incorporated by reference.

(m)(60)	Rule 12b-1 Plan of GPS Multiple Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.
(m)(61)	Rule 12b-1 Plan of Diversified Risk Parity Fund previously filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 254, and hereby incorporated by reference.
(m)(62)

Rule 12b-1 Plan of SCA Absolute Return Fund and SCA Directional Fund previously filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 254, and hereby incorporated by reference.

(m)(63)

Form of Rule 12b-1 Plan of Avant Gold Bullion Strategy Fund previously filed on November 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 327, and hereby incorporated by reference.

(m)(64)

Form of Rule 12b-1 Plan of Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(m)(65)	Rule 12b-1 Plan of Zeo Strategic Income Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(m)(66)	Rule 12b-1 Plan of The Giralda Fund previously filed on September 30, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 308 and hereby incorporated by reference.
(m)(67)	Form of Rule 12b-1 Plan of Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.
(m)(68)

Rule 12b-1 Plan of Mosaic Managed Futures Strategy Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference.

(m)(69)

Form of Rule 12b-1 Plan of Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(m)(70)

Form of Rule 12b-1 Plan of Altrius Small Cap Value Fund was previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(m)(71)

Rule 12b-1 Plan of Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant MultiCap Equity Fund and Ascendant Patriot Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(m)(72)	Rule 12b-1 Plan of Ginkgo Multi-Strategy Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(m)(73)

Form of Rule 12b-1 Plan of Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(m)(74)

Form of Rule 12b-1 Plan of Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(m)(75)

Form of Rule 12b-1 Plan of Triex Long/Short Fund previously filed on August 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 300, and hereby incorporated by reference.

(m)(76)

Form of Rule 12b-1 Plan of Avant Gold Coin Strategy Fund previously filed on October 18, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 317, and hereby incorporated by reference.

(m)(77)

Rule 12b-1 Plan of Altegris Futures Evolution Strategy Fund was previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(m)(78)

Form of Rule 12b-1 Plan of RPG Emerging Market Premium Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(m)(79)

Form of Rule 12b-1 Plan of Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 344, and hereby incorporated by reference.

(m)(80)

Rule 12b-1 Plan of the CMG Tactical Equity Strategy Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 369, and hereby incorporated by reference.  Revised 12b-1 Plan of the CMG Tactical Equity Strategy Fund previously filed on August 10, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 4026, and hereby incorporated by reference.

(m)(81)

Form of Rule 12b-1 Plan of the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 368, and hereby incorporated by reference.

(m)(82)

Form of Rule 12b-1 Plan of the Sierra Strategic Income Fund previously filed on December 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 343, and hereby incorporated by reference.

(m)(83)

Form of Rule 12b-1 Plan of the Eagle MLP Strategy Fund  previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference

(m)(84)

Revised Rule 12b-1 Plan of the Leader Short term Bond and Leader Total Return Fund previously filed on August 10, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 4026, and hereby incorporated by reference.

(m)(85)

Form of Rule 12b-1 Plan of the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(m)(86)

Form of Rule 12b-1 Plan of the Altegris Fixed Income Long Short Fund previously filed on December 18, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 445, and hereby incorporated by reference.

(m)(87)

Form of Rule 12b-1 Plan of the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund previously filed on December 31, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 447, and hereby incorporated by reference..

(m)(88)	Rule 12b-1 Plan of the Altegris Multi-Strategy Fund to be file by amendment.
(m)(89)	Rule 12b-1 Plan of the BTS Diversified Income Fund to be file by amendment.
(m)(90)	Rule 12b-1 Plan of the CMG Global Equity Fund to be file by amendment.
(n)

Rule 18f-3 Plan to add Eagle MLP Total Return Fund, Sandalwood Multi-Strategy Opportunity Fund, Altegris Fixed Income Long Short Fund and Altegris Multi-Strategy Alternative Fund previously filed on December 18, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 445, and hereby incorporated by reference.

(p)(1)

Code of Ethics of Northern Lights Distributors, LLC, previously filed on October 30, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 32, and hereby incorporated by reference.

(p)(2)	Code of Ethics of Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.
(p)(3)

Code of Ethics of Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(p)(4)

Code of Ethics of Capital Group, Inc. (D.B.A. Biltmore Investment Group) previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(p)(5)	Code of Ethics of Arrow Investment Advisors, LLC previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.
(p)(6)

Code of Ethics of Dorsey, Wright & Associates, Inc previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.

(p)(7)

Code of Ethics of Rhoads Lucca Capital Partners, LP previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(p)(8)	Code of Ethics of Changing Parameters, LLC previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.
(p)(10)

Code of Ethics of The Pacific Financial Group, Inc. previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(11)

Code of Ethics of Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(12)

Code of Ethics of Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(p)(13)

Code of Ethics of Anchor Capital Management Group, Inc., previously filed on February 12, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 37, and hereby incorporated by reference.

(p)(14)

Code of Ethics of Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), previously filed on March 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 40, and hereby incorporated by reference.

(p)(15)	Code of Ethics of Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.
(p)(16)

Code of Ethics of Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(p)(17)	Code of Ethics of EM Capital Management, LLC previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(p)(18)	Code of Ethics of Equinox Fund Management, LLC, previously filed on July 9, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 51, and hereby incorporated by reference.
(p)(19)	Code of Ethics of Three G Financial, LLC, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(20)	Code of Ethics of Wade Financial Group, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(21)

Code of Ethics of SouthernSun Asset Management, Inc. previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(p)(22)	Code of Ethics of Toews Corporation, previously filed on November 7, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 70, and hereby incorporated by reference.
(p)(23)	Code of Ethics of Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.
(p)(24)

Code of Ethics of CMG Capital Management Group, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(25)	Code of Ethics of Traub Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(26)	Code of Ethics of Bandon Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(27)	Code of Ethics of Heritage Capital, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(28)

Code of Ethics of Schreiner Capital Management, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(29)	Code of Ethics of Scotia Partners, Ltd. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(30)	Code of Ethics of Incline Asset Management, LLC previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.
(p)(31)	Code of Ethics of Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.
(p)(32)

Code of Ethics of Bull Path Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(33)	Code of Ethics of Summit Portfolios Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.
(p)(34)	Code of Ethics of Montebello Partners, LLC previously filed on September 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.
(p)(35)	Code of Ethics of Chariot Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.
(p)(36)	Code of Ethics of BTS Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(37)	Code of Ethics of Astor Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(38)	Code of Ethics of Rady Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(39)

Code of Ethics of Lacerte Capital Advisors, LLC previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(p)(40)

Code of Ethics of Barclays Capital Fund Services-Americas previously filed on September 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(p)(41)

Code of Ethics of Winans International Investment Management, Inc. previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.

(p)(42)

Code of Ethics of Investment Partners Asset Management, Inc. previously filed on October 2, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 107, and hereby incorporated by reference.

(p)(43)	Code of Ethics of FocusPoint Solutions, Inc. previously filed on February 12, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 127, and hereby incorporated by reference.
(p)(44)	Code of Ethics of Strategic Investing Funds, LLC previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.
(p)(45)

Code of Ethics of Capstone Investment Financial Group, Inc previously filed on April 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 147, and hereby incorporated by reference.

(p)(46)

Code of Ethics of Dunn Warren Investment Advisors, LLC previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(p)(47)

Code of Ethics of Mount Yale Asset Management, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(p)(48)	Code of Ethics of 6800 Capital, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(49)

Code of Ethics of Congress Asset Management Company, LLP previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(p)(50)	Code of Ethics of Chadwick & D’Amato, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(51)	Code of Ethics of 13D Management, LLC previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.
(p)(52)	Code of Ethics of Altegris Advisors, LLC previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(53)

Code of Ethics of Rodney Square Management Corporation, previously filed on September 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 179, and hereby incorporated by reference.

(p)(54)	Code of Ethics of W.E. Donoghue & Co., Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(55)	Code of Ethics of Portfolio Strategies, Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(56)	Code of Ethics of RAM Capital Management, LLC previously filed on July 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 163, and hereby incorporated by reference.
(p)(57)

Code of Ethics of Bishop Asset Management, LLC previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(p)(58)	Code of Ethics of CWC Advisors, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.
(p)(59)	Code of Ethics of BBW Capital Advisors previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(60)

Code of Ethics of Loomis, Sayles & Company, L.P. previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.

(p)(61)	Code of Ethics of 7Twelve Advisors, LLC previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(62)	Code of Ethics of Beech Hill Advisors, Inc. previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(63)

Code of Ethics of Clark Capital Management Group, Inc. previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(p)(64)	Code of Ethics of Tatro Capital, LLC previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.
(p)(65)

Code of Ethics of Knollwood Investment Advisors, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(p)(66)

Code of Ethics of GPS Capital Management, LLC previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(p)(67)	Code of Ethics of Risk Paradigm Group, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.
(p)(68)	Code of Ethics of Genesis Capital, LLC previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.
(p)(69)	Code of Ethics of Avant Capital Management, LLC previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.
(p)(70)	Code of Ethics of CWM, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(71)	Code of Ethics of Zeo Capital Advisors, LLC previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.
(p)(72)

Code of Ethics of Brinton Eaton Associates, Inc. previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.

(p)(73)	Code of Ethics of Van Hulzen Asset Management, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(74)	Code of Ethics of Mosaic Capital Management, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(75)	Code of Ethics of Fusion Investment Group, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(76)

Code of Ethics of Altrius Institutional Asset Management, LLC previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(p)(77)	Code of Ethics of Ascendant Advisors, LLC previously filed on June 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 274, and hereby incorporated by reference.
(p)(78)

Code of Ethics of Winch Advisory Services, LLC previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.

(p)(79)

Code of Ethics of Absolute Private Wealth Management, LLC previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference.

(p)(80)	Code of Ethics of Horizon Cash Management LLC previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(p)(81)

Code of Ethics of Peregrine Capital Advisors, Inc. previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.

(p)(82)	Code of Ethics of Triex Financial Services, Inc. previously filed on July 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 281, and hereby incorporated by reference.
(p)(83)	Code of Ethics of Doubleline Capital LP was previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.
(p)(84)

Code of Ethics of Preservation Trust Advisors, LLC previously filed on September 2, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 304, and hereby incorporated by reference.

(p)(85)	Code of Ethics of Princeton Fund Advisors, LLC to be filed by amendment.
(p)(86)	Code of Ethics of Eagle Global Advisors, LLC previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference
(p)(87)	Code of Ethics of Sandalwood Securities, Inc. to be filed by amendment.
(p)(88)	Code of Ethics of RockView Management, LLC previously filed on December 18, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 445, and hereby incorporated by reference.
(p)(89)	Code of Ethics of Alpha Simplex Group, LLC to be filed by amendment.

ITEM 29.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors (NLD), its several officers and directors, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv)  the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis.

The Fund Accounting, Transfer Agency and Administration Service Agreements with Gemini Fund Services (GFS) provides that the Registrant agrees to indemnify and hold GFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with this Agreement.

The Consulting Agreement with Northern Lights Compliance Services, LLC (NLCS) provides that the Registrant agree to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with the Agreement.  NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports.

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.”  The information required by this Item 26 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Critical Math Advisors LLC, the Adviser to the Adaptive Allocation Fund -- File No. 801 - 65306

Biondo Investment Advisors, LLC, the Adviser to The Biondo Growth Fund and The Biondo Focus Fund-- File No. 801 - 62775

Arrow Investment Advisors, LLC, the Adviser to the Arrow DWA Balanced Fund, Arrow DWA Systematic RS Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Arrow Managed Futures Trend Fund and Arrow Commodity Strategy Fund-- File No. 801 - 66595

Dorsey, Wright & Associates, Inc., the Sub-Adviser to the Arrow DWA Systematic RS Fund, Arrow DWA Balanced Fund and Arrow DWA Tactical Fund -- File No. 801 - 29045

Rhoads Lucca Capital Partners, LP, the Adviser to Autopilot Managed Growth Fund -- File No. 801 - 64590

Changing Parameters, LLC, the Adviser to Changing Parameters Fund -- File No. 801-63495

The Pacific Financial Group, Inc., the Adviser to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund, the Pacific Financial Tactical Fund, the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund -- File No. 801 - 18151

Gratio Capital, Inc., the Adviser to the Gratio Values Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund -- File No. 801 - 68764

Wright Fund Management, LLC, the Adviser of Sierra Core Retirement Fund and Sierra Strategic Income Fund– File No. 801- 68554

Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company, the Adviser of Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund0, Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund0 – File No. 801 – 16937

Emerald Asset Advisors, LLC, the Adviser of EAS Alternatives Fund – File No. 801 – 56946

Kerns Capital Management, Inc., the Adviser of the KCM Macro Trends Fund – File No. 801 – 57482

Equinox Fund Management, LLC, the Adviser of the MutualHedge Funds – File No. 801- 67852

Three G Financial, LLC, the Adviser of the Generations Multi-Strategy Fund – File No. 801- 69579

Wade Financial Group, the Adviser of the Wade Tactical L/S Fund – File No. 801-47676

SouthernSun Asset Management, Inc., the Adviser of the SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund – File No. 801- 34451

Toews Corporation, the Adviser of the Toews Hedged Emerging Markets Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund, Toews Hedged Small & Mid Cap Fund and Toews Hedged Commodities Fund– File No. 801- 47765

Leader Capital Corp., the Adviser of the Leader Short Term Bond Fund and Leader Total Return Fund – File No. 801- 56684

CMG Capital Management Group, Inc, the Adviser of the CMG Absolute Return Strategies Fund, CMG Tactical Equity Strategy Fund and CMG Global Equity Fund– File No. 801-43455

Traub Capital Management, LLC, the Sub-Adviser to the CMG Absolute Return Strategies Fund and Adviser to The FX Strategy Fund- File No. 801-70068.

Bandon Capital Management, LLC, the Adviser of the Bandon Isolated Alpha Fixed Income Fund - File No. 801-68367

Scotia Partners, Ltd., the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-69997.

Sarasota Capital Partners, LLC, the Adviser of The Currency Strategies Fund – File No. 801-68409

Summit Portfolio Advisors, LLC, the Adviser of The Collar Fund – File No. 801-70098

Montebello Partners, LLC, the Adviser of the GMG Defensive Beta Fund – File No. 801-70164

Barclays Capital Fund Services, the Sub-Adviser of the GMG Defensive Beta Fund – File No. 801-69700

BTS Asset Management, Inc., the Adviser of the BTS Bond Asset Allocation Fund and BTS Diversified Income Fund – File No.801-14895.

Astor Asset Management, LLC, the Adviser of the Astor Long/Short Fund, Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund – File No. 801-61526.

Rady Asset Management, LLC, the Adviser of the Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund – File No. 801-70446.

Lacerte Capital Advisors, LLC, the Adviser of The Guardian Fund – File No. 801-68358.

Investment Partners Asset Management, Inc., the Adviser of the Investment Partners Opportunities Fund – File No. 801-61906.

FocusPoint Solutions, Inc., the Sub-Adviser of the Generations Multi-Strategy Fund – File No. 801-63028.

Strategic Investing Funds, LLC, the Adviser of Strategic Investing Long/Short Fund – File No. 801-71055.

Capstone Investment Financial Group, Inc, the Adviser of CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund – File No. 801-70403.

Dunn Warren Investment Advisors, LLC, the Sub-Adviser of the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund – File No. 801-67699.

Mount Yale Asset Management, LLC, the Adviser of Princeton Futures Strategy Fund – File No. 801-63221.

6800 Capital, LLC, the Sub-Adviser of Princeton Futures Strategy Fund – File No. 801-69750.

Congress Asset Management Company, LLP the Sub-Adviser of Princeton Futures Strategy Fund – File No. 801-69845.

Chadwick & D’Amato, LLC, the Adviser of Chadwick & D’Amato Fund – File No. 801-62604.

13D Management, LLC, the Adviser of 13D Activist Fund – File No. 801-71577.

Altegris Advisors, LLC, the Adviser of Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, and Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund and Altegris Multi-Strategy Alternative Fund– File No. 801- 71496.

W.E. Donoghue & Co., Inc., the Adviser of Power Income Fund – File No. 801-27959.

Portfolio Strategies, Inc., the Adviser of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund – File No. 801-18475.

Howard Capital Management, Inc., the Sub-Adviser of the CMG Absolute Return Strategies Fund – File No. 801-69763

Avant Capital Management, LLC, the Adviser of Avant Gold Bullion Strategy Fund and Avant Gold Coin Strategy Fund – File No. 801-68387.

Bishop Asset Management LLC, the Adviser of the Bishop Volatility Flex Fund – File No. 801-71810.

CWC Advisors, LLC, the Adviser of the CWC Small Cap Aggressive Value Fund – File No. 801-62369.

BBW Capital Advisors, the Adviser of the TransWestern Institutional Short Duration Government Bond Fund – File No. 801-67113.

Loomis, Sayles & Company, L.P., the Sub-Adviser of the TransWestern Institutional Short Duration Government Bond Fund – File No. 801-170.

7Twelve Advisors, LLC, the Adviser of the 7Twelve Balanced Fund – File No. 801-71758.

Beech Hill Advisors, Inc., the Adviser of the Beech Hill Total Return Fund – File No. 801-31503.

Clark Capital Management Group Inc., the Adviser of the Navigator Equity Hedged Fund – File No. 801-28445.

Tatro Capital, LLC, the Adviser of the Tatro Capital Tactical Appreciation Fund – File No. 801-72224.

Knollwood Investment Advisors, LLC, the Advisor of the Grant Park Managed Futures Strategy Fund – File No. 801-72068.

GPS Capital Management, LLC, the Advisor of the GPS Multiple Strategy Fund – File No. 801-64685.

Fusion Investment Group, LLC, the Advisor of the Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund – File No. 801-70495

Risk Paradigm Group, LLC, the Advisor of the Diversified Risk Parity Fund and RPG Emerging Market Premium Sector Rotation Fund– File No. 801-72141.

Genesis Capital LLC, the Advisor of the SCA Absolute Return Fund and SCA Directional Fund – File No. 801-62613.

Zeo Capital Advisors, LLC, the Advisor of the Zeo Strategic Income Fund – File No. 801-72287.

Brinton Eaton Associates, Inc., the Advisors of The Giralda Fund – File No. 801-35421.

Van Hulzen Asset Management, LLC, the Advisor of Iron Horse Fund – File No. 801-61884.

Mosaic Capital Management, LLC, the Advisor of Mosaic Managed Futures Strategy Fund – File No.801-72237.

Altrius Institutional Asset Management, LLC, the Advisor of Altrius Small Cap Value Fund – File No. 801-72306.

Ascendant Advisors, LLC, the Advisor of Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Natural Resources Master Fund, Ascendant MultiCap Equity Fund and the Patriot Fund – File No. 801-72278.

Winch Advisory Services LLC, the Advisor of Ginkgo Multi-Strategy Fund – File No. 801-55488.

Absolute Private Wealth Management LLC, the Advisor of Quantitative Managed Futures Strategy Fund – File No. 801-72461

Horizon Cash Management LLC, the Sub-Advisor of Quantitative Managed Futures Strategy Fund – File No. 801- 47928

Peregrine Capital Advisors, Inc. the Advisor of Peregrine Gold Silver Alpha Strategy Fund – File No. 801-72659.

Triex Financial Services, Inc. the Advisor of Triex Long/Short Fund – File No. 801-72663.

Doubleline Capital LP, the Sub-Adviser of Altegris Futures Evolution Strategy Fund – File 801-70942.

F-Squared Institutional Advisors, LLC, the Sub-Adviser of RPM Emerging Market Premium Sector Rotation Fund – File 801-71753.

Preservation Trust Advisors, LLC, the Adviser of PTA Comprehensive Alternatives Fund – File No.801-72576.

Harvest Capital Strategies, LLC, the Sub-Adviser of Altegris Equity Long Short Fund – File No.801-66003.

OMT Capital Management LLC, the Sub-Adviser of Altegris Equity Long Short Fund – File No.801-60466.

Princeton Fund Advisors, LLC the Co-Advisor of Eagle MLP Total Return Fund – File No. 801-72525.

Eagle Global Advisors, LLC the Co-Advisor of Eagle MLP Total Return Fund – File No. 801-53294.

Sandalwood Securities, Inc the Sub-Adviser of Sandalwood Opportunity Fund – File No. 801-42453.

RockView Management, LLC the Sub-Adviser of Altegris Fixed Income Long Short Fund – File No. 801-73761.

Alpha Simplex Group, LLC the Sub-Adviser of CMG Global Equity Fund – File No. 801-62448..

ITEM 32.

PRINCIPAL UNDERWRITER.

(a)

Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Northern Lights Fund Trust, except Leader Short-Term Bond Fund and Leader Total Return Fund. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, Bryce Capital Funds, Copeland Trust, Equinox Funds Trust, Ladenburg Thalmann Alternative Strategies Fund, Miller Investment Trust, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust II, Northern Lights Variable Trust, Roge Partners Funds, The Saratoga Advantage Trust, Northern Lights Fund Trust III, Two Roads Shared Trust, AmericaFirst Quantitative Funds, Multi-Strategy Growth & Income Fund, Northern Lights ETF Trust, Vertical Capital Income Fund and Bluerock Total Income & Real Estate Fund.

Foreside Distribution Services, LP (“Foreside”) serves as the underwriter to Leader Short-Term Bond Fund and Leader Total Return Fund and also acts as principal underwriter for the following:

American Independence Funds Trust, The Bjurman, Barry Funds, Capital One Funds, Commonwealth International Series Trust, The Coventry Group, Coventry Funds Trust, First Focus Funds, Inc., HSBC Advisor Funds Trust, HSBC Investor Funds, Lou Holland Trust, Pacific Capital Funds (including CATS and Hawaiian Trust), PNC Funds, RMR Series Trust, STI Classic Funds, STI Classic Variable Trust, The 3800 Fund, The Blue Fund Group and Vintage Mutual Funds, Inc.

(b)

NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of NLD is 17605 Wright Street, Omaha, Nebraska 68137.  NLD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	Manager, President, Secretary	None
Daniel Applegarth	Treasurer	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

Foreside Distribution Services, LP is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of Foreside is 10 High Street, Suite 302, Boston, MA 02110.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Mark S. Redman	President and Director	None
Elliott Dobin	Secretary	None
Wayne A. Rose	Co-Chief Compliance Officer	None
Linda C. Carley	Chief Compliance Officer	None
James E. (Ed) Pike	Financial and Operations Principal	None

(c)

Not Applicable.

ITEM 33.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchanged Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Bank of New York Mellon (“BONY”), located at One Wall Street, New York, New York 10286, provides custodian services to The Biondo Growth Fund, Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), Changing Parameters Fund, Gratio Values Fund, Pacific Financial Core Equity Fund, Pacific Financial Explorer Fund, Pacific Financial International Fund, Pacific Financial Strategic Conservative Fund, Pacific Financial Tactical Fund, The Biondo Focus Fund,  Arrow Managed Futures Trend Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund pursuant to a Custody Agreement between BONY and the Trust.

First National Bank of Omaha (“FNBO”), located at 1620 Dodge Street, Omaha, NE 68197, provides custodian services to the Adaptive Allocation Fund, the Autopilot Managed Growth Fund, Sierra Core Retirement Fund, Sierra Strategic Income Fund, Wintrust Capital Disciplined Equity Fund, EAS Alternatives Fund, Wade Tactical L/S  Fund, SouthernSun Small Cap Fund, SouthernSun U.S. Equity Fund, Wayne Hummer Real Estate 130/30 Fund, Wintrust Capital Small Cap Opportunity Fund and Incline Capital Smart Switch Fund pursuant to a Custody Agreement between FNBO and the Trust.

Union Bank, National Association, 350 California Street 6th Floor, San Francisco, California  94104 (Union), provides custodian services to the Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow DWA Systematic RS Fund, Arrow Alternative Solutions Fund, MutualHedge Funds, The Long-Short Fund, The Collar Fund, BTS Bond Asset Allocation Fund, Astor Long/Short Fund, Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund, The Guardian Fund, GMG Defensive Beta Fund, Winans Long/Short Fund, Investment Partners Opportunities Fund, Strategic Investing Long/Short Fund. Arrow Managed Futures Trend Fund, CIFG MaxBalancedSM Fund, Princeton Futures Strategy Fund Power Income Fund, PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth, CIFG MaxOppSM Fund CWC Small Cap Aggressive Value Fund, Bandon Isolated Alpha-Fixed Income Fund, Chadwick & D’Amato Fund, Arrow Commodity Strategy Fund, RAM Risk managed-Growth Fund, TransWestern Institutional Short Duration Government Bond Fund, Bishop Volatility Flex Fund. 7Twelve Balanced Fund, 13D Activist Fund, Beech Hill Total Return Fund, Navigator Equity Hedged Fund, GPS Multiple Strategy Fund, Diversified Risk Parity Fund, Peregrine Gold Silver Alpha Strategy Fund, Tatro Capital Appreciation Fund, Avant Gold Bullion Strategy Fund, Ginkgo Multi-Strategy Fund, Altrius Small Cap Value Fund, Triex Long/Short Fund, Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant MultiCap Equity Fund, Ascendant Natural Resources Master Fund, Patriot Fund, Eagle MLP Total Return Fund, Sandalwood Opportunity Fund and BTS Diversified Income Fund pursuant to a Custody Agreement between Union and the Trust.

Fifth Third Bank (“Fifth Third”), 38 Fountain Square Plaza Cincinnati, Ohio 45263, provides custodian services to KCM Macro Trends Fund, Generations Multi-Strategy Fund, the Leader Short-Term Bond Fund, Leader Total Return Fund, Toews Hedged Emerging Markets Fund, CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund, The Currency Strategies Fund, Chariot Absolute Return Currency Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund pursuant to a Custody Agreement between Fifth Third and the Trust.

JPMorgan Chase Bank (“JPMorgan”), 270 Park Avenue, New York, NY 10017, provides custodian services to Altegris Macro Strategy Fund, Altegris Managed Futures Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund and Altegris Multi-Strategy Alternative Fund pursuant to a Custody Agreement between JPMorgan and the Trust.

Gemini Fund Services, LLC (“GFS”), located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.  GFS also maintains all records required pursuant to Administrative Service Agreements with the Trust.

NLD, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter for all series of Northern Lights Fund Trust, except Leader Short-Term Bond Fund and Leader Total Return Fund. NLD maintains all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.

Foreside Distribution Services, LP, located at 10 High Street, Suite 302, Boston, MA 02110, serves as principal underwriter for Leader Short-Term Bond Fund and Leader Total Return Fund and maintains all records required to be maintained pursuant to the Fund’s Distribution Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

Critical Math Advisors LLC, located at 29 Emmons Drive, Suite A-20, Princeton, NJ  08540, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Adaptive Allocation Fund.

Biondo Investment Advisors, LLC, located at 544 Routes 6 & 209, PO Box 909, Milford, Pennsylvania 18337, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Biondo Growth Fund and The Biondo Focus Fund.

Arrow Investment Advisors, LLC, located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Arrow DWA Balanced Fund, Arrow DWA Systematic RS Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Arrow Managed Futures Trend Fund and Arrow Commodity Strategy Fund.

Dorsey, Wright & Associates, Inc., located at with offices at 8014 Midlothian Turnpike, Richmond, Virginia 23235 and 595 East Colorado Blvd., Suite 307, Pasadena, CA  91101, pursuant to the Sub-Advisory Agreement with Arrow Investment Advisors, LLC, maintains all records required pursuant to such agreement with respect to the Arrow DWA Systematic RS Fund, Arrow DWA Balanced Fund and Arrow DWA Tactical Fund.

Rhoads Lucca Capital Partners, LP, located at 14911 Quorum Drive, Suite 380, Dallas Texas 75254, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Autopilot Managed Growth Fund.

Changing Parameters, LLC, located at 250 Oak Grove Avenue, Suite A, Menlo Park, California 94025, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Changing Parameters Fund.

The Pacific Financial Group, Inc., located at 10900 NE 8th Street, Suite 1523, Bellevue, WA 98004, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund, the Pacific Financial Tactical Fund the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund.

Gratio Capital, Inc., located at 155 Water Street, Brooklyn, NY 11201 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Gratio Values Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund.

Wright Fund Management, LLC, located at 3420 Ocean Park Boulevard, Santa Monica, CA  90405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Sierra Core Retirement Fund and Sierra Strategic Income Fund.

Wintrust Asset Management Company, located at 222 South Riverside Plaza, 28th Floor, Chicago, Illinois 60606, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Wintrust Capital Disciplined Equity Fund, Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund.

Emerald Asset Advisors, LLC, located at 2843 Executive Park Drive, Weston, Florida 33331, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to EAS Alternatives Fund.

Kerns Capital Management, Inc., located at Galleria Financial Center, 5075 Westheimer Road, Suite 1177, Houston, Texas 77056, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the KCM Macro Trends Fund.

Equinox Fund Management, LLC, 1660 Lincoln Street, Suite 100, Denver, CO 80264, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the MutualHedge Funds.

Three G Financial, LLC, 5940 South Rainbow Boulevard, Las Vegas, Nevada 89118, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Generations Multi-Strategy Fund.

Wade Financial Group, 5500 Wayzata Blvd, STE 200, Minneapolis, MN 55416, pursuant to the Advisory Agreement with the Trust, maintains all records, required pursuant to such agreement with respect to the Wade Tactical L/S Fund.

SouthernSun Asset Management, LLC, 6000 Poplar Avenue, Suite 220, Memphis, Tennessee  38119, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund.

Toews Corporation, Cornerstone Commerce Center, 1201 New Road, Suite 111, Linwood, NJ  08221, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Toews Hedged Emerging Markets Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund, Toews Hedged Small & Mid Cap Fund and Toews Hedged Commodities Fund.

Leader Capital Corp., 121 SW Morrison St., Suite 425, Portland, OR 97204, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Leader Short-Term Bond Fund and Leader Total Return Fund.

CMG Capital Management Group, LLC, 150 North Radnor-Chester Road, Suite A150, Radnor, PA 19087, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund.

Anchor Capital Management Group, LLC, 16140 Sand Canyon Avenue, Irvine, CA 92618, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Traub Capital Management, LLC 97 Chapel Street 3rd Floor, Needham, MA 02492, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund. Also pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The FX Strategy Fund.

Bandon Capital Management, LLC, 818 SW 3rd Ave. #240, Portland OR 97204-2405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bandon Isolated Alpha Fixed Income Fund.

Scotia Partners, Ltd., 436 Ridge Road, Spring City, PA 19475, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund.

Sarasota Capital Partners, LLC, 460 South Tamiami Trail, Osprey, Florida 34229, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Currency Strategies Fund.

Summit Portfolio Advisors, LLC 12606 Julian Street, Broomfield, Colorado 80020, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Collar Fund.

Montebello Partners, LLC, 75 Montebello Road, Suffern, New York 10901, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

Barclays Capital Fund Services, 745 Seventh Avenue, New York, NY 10021, pursuant to the Sub-Advisory Agreement with Montebello Partners, LLC, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

BTS Asset Management, Inc. located at 420 Bedford Street, Suite 340, Lexington, MA  02420, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the BTS Bond Asset Allocation Fund and BTS Diversified Income Fund.

Astor Asset Management, LLC located at 111 South Wacker Drive, Suite 3950, Chicago, IL 60606, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Astor Long/Short Fund, Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund.

Rady Asset Management, LLC located at 1020 Prospect Street, Suite 312, La Jolla, CA 92037 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund.

Lacerte Capital Advisors, LLC located at 2811 McKinney Avenue, Suite 206, Dallas, TX 75204, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Guardian Fund.

Investment Partners Asset Management, Inc. located at 1 Highland Avenue, Metuchen, NJ 08840 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Investment Partners Opportunities Fund.

FocusPoint Solutions, Inc., 3395 SW Gardenview Ave, Portland, OR 97225, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Generations Multi-Strategy Fund.

Capstone Investment Financial Group, Inc., 615 N. Nevada Avenue, Colorado Springs, CO 80903, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CIFG MaxBalancedSM Fund.

Dunn Warren Investment Advisors, LLC, 6143 S. Willow Drive, Suite 102, Greenwood Village, CO 80111, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CIFG MaxBalancedSM Fund.

Mount Yale Asset Management, LLC, 1125 17th Street, Suite 1400, Denver, CO 80202, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

6800 Capital, LLC, One Palmer Square, Suite 530, Princeton, NJ 08542, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

Congress Asset Management Company, LLP, 2 Seaport Lane, Floor 5, Boston, MA 02210-2001, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

Chadwick & D’Amato, LLC, 224 Main Street, PO Box 1978, New London, NH 03257, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Chadwick & D’Amato Fund.

13D Management, LLC, 200 East 61 Street, Suite 17C, New York, NY 10065, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the 13D Activist Fund.

Altegris Advisors, LLC, 1200 Prospect Street, Suite 400, La Jolla, CA 92037, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund and Altegris Multi-Strategy Alternative Fund.

W. E. Donoghue & Inc., 629 Washington Street, Norwood, MA 02062 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Power Income Fund.

Portfolio Strategies, Inc., 1724 W Union Avenue, Suite 200, Tacoma, WA 98405 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund.

Avant Capital Management, LLC, 458 S. Tamiami Trail, Osprey, FL 34229, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Avant Gold Bullion Strategy Fund and Avant Gold Coin Strategy Fund.

Bishop Asset Management LLC, 20 Park Plaza, Suite 606, Boston, MA 02116, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bishop Volatility Flex Fund.

CWC Advisors, LLC, 5800 SW Meadows Road, Suite 230, Lake Oswego, OR 97035, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CWC Small Cap Aggressive Value Fund.

BBW Capital Advisors, 1743 Wazee Street, Suite 250, Denver, CO 80202, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the TransWestern Institutional Short Duration Government Bond Fund.

Loomis, Sayles & Company, L.P., One Financial Center, Boston, MA 02111, pursuant to the Sub- Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the TransWestern Institutional Short Duration Government Bond Fund.

7Twelve Advisors, LLC, 1720 West End Ave., Suite 540 Nashville, TN 37203 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the 7Twelve Balanced Fund.

Bandon Capital Management, LLC, 317 SW Alder Street, Suite 1110, Portland, OR 97204 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bandon Isolated Alpha Fixed Income Fund.

Beech Hill Advisors, Inc, 880 third Ave., 16th Floor, New York, NY 10022 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Beech Hill Total Return Fund.

Clark Capital Management Group, Inc., 1650 Market Street, 53rd Floor, Philadelphia, Pennsylvania 19103 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Navigator Equity Hedged Fund.

Tatro Capital, LLC, 104 Richmond Ave., Nicholasville, KY 40356 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Tatro Capital Tactical Appreciation Fund.

Knollwood Investment Advisors, LLC, 626 W. Jackson Street, Chicago, IL 60661 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Grant Park Managed Futures Strategy Fund.

GPS Capital Management, LLC, 2410 Camino Ramon, Suite 128, San Ramon, CA 94583 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the GPS Multiple Strategy Fund.

Risk Paradigm Group, LLC, 5900 Southwest Parkway, Building 5, Suite 500, Austin, TX 78735 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Diversified Risk Parity Fund and RPG Emerging Market Premium Sector Rotation Fund.

Genesis Capital LLC, 7191 Wagner Way NW, Suite 302, Gig Harbor, WA 98335 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SCA Absolute Return Fund and SCA Directional Fund.

Zeo Capital Advisors, LLC, 555 California Street, Suite 5180 San Francisco, CA 94104, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Zeo Strategic Income Fund.

Brinton Eaton Associates, Inc., One Giralda Farms, Suite 130, Madison, NJ 07940, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Giralda Fund.

Van Hulzen Asset Management, LLC, 950 Iron Point Road, Suite 290, Folsom, CA 95630, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Iron Horse Fund.

Mosaic Capital Management, LLC, 7535 Windsor Drive, Suite A205, Allentown PA, 18195, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Mosaic Managed Futures Strategy Fund.

Altrius Institutional Asset Management, LLC, 1323 Commerce Drive, New Bern, NC, 28562, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Altrius Small Cap Value Fund.

Ascendant Advisors, LLC, Four Oaks Place, 1330 Post Oak Blvd, Suite 1550, Houston, TX, 77056, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Natural Resources Master Fund, Ascendant MultiCap Equity Fund and the Patriot Fund.

Winch Advisory Services, LLC, 424 East Wisconsin Avenue, Appleton, WI 54911 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Ginkgo Multi-Strategy Fund.

Absolute Private Wealth Management LLC, 1001 West Loop South, Suite 811, Houston, TX 77027 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Quantitative Managed Futures Strategy Fund.

Horizon Cash Management LLC, 325 W. Huron Street, Suite 808, Chicago, IL 60654 pursuant to the Sub-Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Quantitative Managed Futures Strategy Fund.

J.P. Morgan Investment Management, Inc., 270 Park Avenue, New York, NY 10036, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Macro Strategy Fund.

Peregrine Capital Advisors, Inc., 311 West Monroe Street, Suite 1300, Chicago, IL 60606, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Peregrine Gold Silver Alpha Strategy Fund.

Triex Financial Services, Inc., 10470 W. 163rd Place, Orland Park, IL 60467, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Triex Long/Short Fund.

Doubleline Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Futures Evolution Strategy Fund.

F-Squared Institutional Advisors, LLC, 2221 Washington Street, Suite 201, Newton, MA 02462, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the RPG Emerging Market Premium Sector Rotation Fund.

Preservation Trust Advisors, LLC, One Embarcadero Center, Suite 1140, San Francisco, CA 94111, pursuant to the Interim Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Long-Short Fund.

Harvest Capital Strategies, LLC, 600 Montgomery Street, 20th Floor, San Francisco, CA 94111, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Equity Long Short Fund.

OMT Capital Management LLC, One Montgomery Street, Suite 3300, San Francisco, CA 94104, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Equity Long Short Fund.

Princeton Fund Advisors, LLC, 1125 17th Street, Suite 1400, Denver CO 80202, pursuant to the Co-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Eagle MLP Total Return Fund.

Eagle Global Advisors, LLC, 5847 San Felipe, Suite 930, Houston TX 77057, pursuant to the Co-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Eagle MLP Total Return Fund.

Sandalwood Securities, Inc. 101 Eisenhower Parkway, 3rd Floor, Roseland, NJ 07068, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Sandalwood Opportunity Fund.

RockView Management, LLC Metro Center, One Station Place, 7th Floor, Stamford , CT 06902, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Fixed Income Long Short Fund.

Alpha Simplex Group, LLC One Cambridge Center, Cambridge, MA 02142, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CMG Global Equity Fund.

ITEM 34.

MANAGEMENT SERVICES.

Not applicable.

ITEM 35.

UNDERTAKINGS. See Item 30 above, second paragraph.

One or more of the Registrant’s series may invest up to 25% of its respective total assets in a wholly-owned and controlled subsidiary (each a “Subsidiary” and collectively the “Subsidiaries”).  Each Subsidiary will operate under the supervision of the Registrant.  The Registrant hereby undertakes that the Subsidiaries will submit to inspection by the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and  has duly caused this Post-Effective Amendment No. 454 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of Hauppauge, State of New York on the 29th day of January, 2013.

                                                                NORTHERN LIGHTS FUND TRUST

                                      (Registrant)

/s/ Andrew Rogers

By: Andrew Rogers,

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Michael Miola*	Trustee & Chairman	January 29, 2013
John V. Palancia*	Trustee	January 29, 2013
Gary Lanzen*	Trustee	January 29, 2013
Anthony Hertl*	Trustee	January 29, 2013
Mark Taylor*	Trustee	January 29, 2013
/s/ Andrew Rogers Andrew Rogers	President and Principal Executive Officer	January 29, 2013
Kevin Wolf*	Treasurer and Principal Accounting Officer	January 29, 2013

By:

Date:

/s/ James P. Ash, Esq.

January 29, 2013

James Ash

*Attorney-in-Fact – Pursuant to Powers of Attorney previously filed on April 1, 2011 and January 9, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 234 and No. 346, which are hereby incorporated by reference.

EXHIBIT INDEX

Exhibit	Exhibit No.
Expense Limitation Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun U. S. Equity Fund	(h)(21)
Consent of Counsel	(i)(2)
Consents of Independent Auditors	(j)(1)